   As filed with the Securities and Exchange Commission on June 1, 1999

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form N-1A

            REGISTRATION STATEMENT UNDER THE
              SECURITIES ACT OF 1933
                                                                [_]

            File No. 333-74835

            Pre-Effective Amendment No.  1
                                      ---                       [X]

            Post-Effective Amendment No.
                                       ---                      [_]

            REGISTRATION STATEMENT UNDER THE
              INVESTMENT COMPANY ACT OF 1940
                                                                [_]

            File No. 811-09267

            Amendment No. 1
                           ---                                  [X]

                         Nuveen Money Market Trust
               (Exact Name of Registrant as Specified in Charter)

    333 West Wacker Drive, Chicago,                      60606
                Illinois                               (Zip Code)
    (Address of Principal Executive
                Offices)

       Registrant's Telephone Number, Including Area Code: (312) 917-7700

    Gifford R. Zimmerman, Esq.--Vice        With a copy to: Thomas S. Harman,
      President and Secretary               Esq. Morgan, Lewis & Bockius LLP
         333 West Wacker Drive             1800 M Street, N.W. Washington, DC
        Chicago, Illinois 60606                        20036
(Name and Address of Agent for Service)

   Title of Securities Being Registered ... Units of Beneficial Interest

--------------------------------------------------------------------------------

             [X] Approximate date of Proposed Public Offering:

                       As soon as practicable after the
                       effective date of this Registration Statement

--------------------------------------------------------------------------------

  Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Secu-rities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission acting pursuant to said Section 8(a) may deter-mine.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                       June 10, 1999  Prospectus

                                                                          Nuveen
                                                                    Mutual Funds

Nuveen Institutional Tax-Exempt
Money Market Fund


For investors

seeking

attractive tax-free

income

and

stability

of principal.






Featuring Portfolio Management By Nuveen Investment Advisory Services
                                      A Premier Adviser/SM/ for Income Investing


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

Section 1  The Fund
This section provides you with an overview of the fund including investment objectives, portfolio holdings and historical performance information.

Introduction                                                                   1
 ................................................................................
Nuveen Institutional Tax-Exempt Money Market Fund                              2
 ................................................................................

Section 2 How We Manage Your Money

This section gives you a detailed discussion of our investment and risk management strategies.

Who Manages the Fund                                                           4
 ................................................................................
What Securities We Invest In                                                   5
 ................................................................................
How We Select Investments                                                      6
 ................................................................................
How We Manage Risk                                                             6
 ................................................................................


Section 3  How You Can Buy and Sell Shares

This section provides the information you need to move money into and out of your account.


How to Buy Shares                                                              8
 ................................................................................
Special Services                                                               8
 ................................................................................
How to Sell Shares                                                             9
 ................................................................................


Section 4  General Information
This section summarizes the fund's distribution policies and other general information.


Dividends, Distributions and Taxes                                            10
 ................................................................................
Taxes and Tax Reporting                                                       10
 ................................................................................
Net Asset Value                                                               11
 ................................................................................
Fund Service Providers                                                        12
 ................................................................................
Year 2000                                                                     12
 ................................................................................

Section 5  Financial Highlights
This section provides the fund's financial performance for the
past five years.                                                              13


We have used the icons below throughout this prospectus to make it easy for you to find the type of information you need.

Investment
Strategy

Risks

Fees, Charges
and Expenses

Shareholder
Instructions

Performance and
Current Portfolio
Information

                                                                   June 10, 1999

Section 1  The Fund

Nuveen Institutional Tax-Exempt Money Market Fund

Introduction

This prospectus is intended to provide important information to help you evaluate whether the Nuveen Institutional Tax-Exempt Money Market Fund may be right for you. Please read it carefully before investing and keep it for future reference.

Regular Income, Convenience and Stability of Principal

Tax-free money market funds offer you the opportunity to earn tax-free income on your cash reserves while also providing easy access to your money and stability of principal. They can provide a convenient way to make gradual transfers into stock or bond funds, or to lower the overall risk of your portfolio.

The fund invests in high quality municipal money market securities that its investment adviser believes present minimal credit risks. The fund's investment policies are designed to mitigate overall risk and maintain a constant price per share of $1.00, but there can be no guarantee of this.



   NOT FDIC OR GOVERNMENT INSURED      MAY LOSE VALUE      NO BANK GUARANTEE

                                                          Section 1  The Fund  1

Nuveen Institutional Tax-Exempt
Money Market Fund


Fund Overview

Investment Objective

The fund's investment objective is to provide as high a level of current income exempt from federal income taxes as is consistent with the stability of principal and the maintenance of liquidity.

How the Fund Pursues Its Objective

The fund invests substantially all of its assets in a diversified portfolio of high quality, tax-exempt money market instruments that the fund's investment adviser believes present minimal credit risks. The adviser selects money market instruments based on its assessment of current market interest rates and its market outlook. The adviser seeks to identify money market instruments with favorable characteristics the adviser believes are not yet recognized by the market.

What are the Risks of Investing in the Fund?

While the fund invests in securities its investment adviser believes present minimal credit and interest rate risks, the fund is not risk free. The value of the fund's investments may be adversely affected by changes in prevailing interest rates or an issuer's credit quality. The fund's investment policies are designed to mitigate these risks and maintain a constant price per share of $1.00, but there can be no guarantee of this. Like any mutual fund investment, loss of money is a risk of investing.

Is This Fund Right for You?

The fund may be appropriate for you if you are an institutional investor and seek to:

 .  Invest short-term funds in a tax-exempt investment;
 . Earn monthly tax-free income on your cash reserves with check-writing privileges;
 .  Maintain stability of principal; or
 .  Make gradual transfers into stock or bond funds.

You should not invest in this fund if you seek to pursue long-term growth of principal.


How the Fund Has Performed

The chart and table below illustrate annual fund returns for each of the past ten years as well as annualized fund and index returns for the one-, five-year, ten-year and since inception periods ended December 31, 1998. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment). Past performance is not necessarily an indication of future performance.

Total Returns

[Bar chart appears here]

       Annual Returns*
1989       6.27%
1990       5.87%
1991       4.31%
1992       2.80%
1993       2.09%
1994       2.49%
1995       3.51%
1996       3.17%
1997       3.31%
1998       3.20%

*The year-to-date return as of March 31, 1999 was .65%.

During the last ten years ended December 31, 1998, the highest and lowest quarterly returns were 1.63% and .47%, respectively, for the quarters ended June 30, 1989 and March 31, 1994.

                                        Average Annual Total Returns for
                                      the Periods Ended December 31, 1998
                                     .......................................
                                       1 Year       5 Year       10 Year
                                     ---------------------------------------
Nuveen Institutional
 Tax-Exempt Money Market Fund         3.20%        3.14%         3.71%
Lipper Index /1/                      3.24%        3.20%         3.72%

Based on the seven-day period ended December 31, 1998, the fund's yield was 3.34%, and the taxable equivalent yield (using maximum federal income tax rate of 39.6%) was 5.53%. For the fund's current yields, please call Nuveen at (800) 257-8787.


2  Section 1   The Fund

What are the Costs of Investing?

This table describes the fees and
expenses that you may pay if you
buy and hold shares of the fund.

Shareholder Transaction Expenses
Paid Directly From Your Investment

Maximum Sales Charge Imposed
on Purchases                         None
 .........................................
Maximum Sales Charge Imposed
on Reinvested Dividends              None
 .........................................
Exchange Fees                        None
 .........................................

Annual Fund Operating Expenses

Paid From Fund Assets

Management Fees                      .38%
 .........................................
12b-1 Distribution and Service Fees  None
 .........................................
Other Expenses                       .05%
 .........................................
Total Operating Expenses             .43%
 .........................................

Example
The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated, and then redeem all your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual returns and costs may be higher or lower.

1 Year                              $ 44
3 Years                             $138
5 Years                             $241
10 Years                            $542

How the Fund Is Invested (as of 05/31/99)

Portfolio Statistics

Weighted Average Maturity (Days)      43
 .........................................





Credit Quality



Industry Diversification (Top 5)

Tax Obligation/General                15%
 .........................................
Long-Term Care                        15%
 .........................................
Healthcare                            14%
 .........................................
Tax Obligation/Limited                14%
 .........................................
Utilities                             10%
 .........................................

1. Lipper Index returns reflect the performance of funds in the Lipper Institutional Tax-Exempt Money Market Index Returns assume reinvestment of dividends and do not reflect any applicable sales charge.


                                                         Section 1  The Fund  3

Section 2  How We Manage Your Money

To help you understand how the fund's assets are managed, this section includes a detailed discussion of the adviser's investment and risk management strategies. For a more complete discussion of these matters, please consult the Statement of Additional Information.


Who Manages the Fund

Nuveen Investment Advisory Services provides advisory and investment management services to a broad range of clients. Nuveen Investment Advisory Services is comprised of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp., both of which are wholly-owned subsidiaries of John Nuveen & Co. Incorporated (Nuveen). Nuveen Advisory Corp. (Nuveen Advisory) is the fund's investment adviser and as such is responsible for the selection and on-going monitoring of the securities in the fund's portfolio, managing the fund's business affairs and providing certain clerical, bookkeeping and other administrative services. Nuveen Advisory is located at 333 West Wacker Drive, Chicago, IL 60606. For providing these services, Nuveen Advisory is paid an annual management fee. For the most recent fiscal year, the fund, as its predecessor, paid .40% of its average net assets to Nuveen Advisory for its services.

Founded in 1898, Nuveen has been synonymous with investments that withstand the test of time. Today, we offer a broad range of quality investments designed for individuals seeking to build and maintain wealth. Nuveen is the sponsor and principal underwriter of the fund's shares and has sponsored or underwritten more than $60 billion of investment company securities. Nuveen and its affiliates have approximately $50 billion in assets under management.

4  Section 2   How We Manage Your Money

What Securities We Invest In

Tax-Exempt Money Market Securities
The Fund invests in high quality, short-term tax exempt debt securities, commonly known as municipal money market securities. Municipal money market securities pay income which is exempt from regular federal income tax but may be subject to the federal alternative minimum tax.

States and local governments, municipalities, agencies and other governmental units issue municipal money market securities to raise money for various public purposes, such as building public facilities, refinancing outstanding debt and financing general operating expenses. These securities include general obligation bonds, which are backed by the full faith and credit of the issuer and may be repaid from any revenue source, and revenue bonds, which may be repaid only from the revenue of a specific facility or source. Tax-exempt instruments also include notes, such as bond anticipation, revenue anticipation, construction loan and bank notes, and commercial paper.

Credit-Enhanced Investments
Some of the fund's investments may be backed by a letter of credit or other type of credit enhancement. For example, if an issuer does not have the desired credit rating, another company may use its higher credit rating to back the issuer's rating by selling the issuer a letter of credit. Investments backed by a letter of credit are subject to the risk that the company issuing the letter of credit will not be able to fulfill its obligation to the fund, or is thought to be unlikely to be able to do so. This could cause losses to the fund and affect its share price.

Variable Rate and Floating Rate Demand Notes
We expect variable rate and floating rate securities will comprise a large portion of the fund's portfolio. These investments may have stated maturities of more than 397 days, but generally allow the holder to receive payment of principal plus accrued interest much sooner than this. Because their interest rates are not fixed, the income earned by the fund on these securities generally will fluctuate with changes in short-term interest rates.

When-Issued and Delayed Delivery Transactions
The fund may buy or sell securities on a when-issued or delayed delivery basis, paying for or taking delivery of the securities at a later date, normally within 15-45 days of the trade. These transactions involve an element of risk because the value of the security to be purchased may decline before the settlement date.

Temporary Strategies
The fund on a temporary basis may invest in taxable money market securities. Taxable money market securities include U.S. government securities, quality commercial paper or similar fixed-income securities with remaining maturities of one year or less. The fund will only do so under extraordinary circumstances or unusual market conditions. Under these circumstances, the fund will not be pursuing its investment objective.


How We Select Investments

Nuveen Advisory selects money market instruments based on its assessment of current market interest rates and its market outlook. Portfolio managers are supported by a team of specialized research analysts who review securities available for purchase, monitor the continued creditworthiness of the fund's investments, and analyze

                                          Section 2  How We Manage Your Money  5
economic, political and demographic trends affecting the municipal money market. We seek to identify money market instruments with favorable characteristics we believe are not yet recognized by the market. We then select those higher-yielding and undervalued money market instruments that we believe represent the most attractive values without adding undue risk. We actively manage the maturity of the fund and its portfolio to optimally balance the fund's yield with the fund's exposure to interest rate risk.

How We Manage Risk

Risk is inherent in all investing. Investing in a mutual fund -- even a money market fund -- involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. In pursuing its investment objective, the fund assumes investment risk, chiefly in the form of interest rate and credit risk. The fund tries to limit risk by restricting the types and maturities of the money market instruments it purchases, and by diversifying its investment portfolio among issuers and across different industries. Therefore, before investing, you should consider carefully the following risks that you assume when you invest in the fund.

Interest rate risk: Because the fund invests in fixed-income securities, the fund is subject to interest rate risk. Interest rate risk is the risk that the value of the fund's portfolio will decline because of rising interest rates. Interest rate risk is generally lower for shorter-term investments and higher for longer-term investments.

To mitigate interest rate risk, the fund, under normal market conditions, maintains an investment portfolio with an overall weighted average maturity of 90 days or less. In addition, the fund limits its investments to money market instruments with remaining effective maturities of 397 days or less.

Credit risk: The fund is subject to credit risk. Credit risk is the risk that an issuer of a money market instrument will be unable to meet its obligation to make interest and principal payments due to changing financial or market conditions, or possibly due to Year 2000 issues. (See below)

An Important Note About Risk

Although the fund's investment policies are intended to minimize interest rate and credit risk, there can be no guarantee of this.


The fund attempts to mitigate credit risk by investing only in high quality money market instruments that Nuveen Advisory believes present minimal credit risks at the time of purchase. High quality instruments are:

 . rated in one of the two highest short-term rating categories by at least two nationally recognized rating services, or

 . if only one service has rated the instrument, rated by that service in one of its two highest short-term rating categories, or

 . unrated instruments that Nuveen Advisory judges to be of comparable quality.


6  Section 2  How We Manage Your Money

In addition, the fund will not invest more than 5% of its total assets in money market instruments rated in the second highest short-term rating categories or in their unrated equivalents.

Year 2000 issues may affect the ability of municipal issuers to meet their interest and principal payment obligations to their bond holders, and may adversely affect the bonds' credit ratings and values. Municipal issuers may have greater Year 2000 risks than other issuers. Nuveen Advisory is requesting information from municipal issuers so that Nuveen Advisory can take the issuers' Year 2000 readiness, if made available, into account in making investment decisions. There can be no assurance that issuers will provide this information to Nuveen Advisory, or that issuers will begin or complete the work necessary to address any Year 2000 issues on a timely basis. Generally, higher rated fixed-income securities carry less credit risk than lower rated fixed-income securities.

Concentration risk: Concentration risk is the risk that economic or other developments affecting a single industry may cause the value of related money market instruments to decline.

To mitigate concentration risk, the fund will not invest more than 25% of its assets in any one industry, excluding governmental issuers. The fund may, however, invest more than 25% of its assets in a broad segment of the tax-exempt market, such as instruments issued to fund hospitals, housing or airports, if Nuveen Advisory believes that the potential returns justify any additional risks that may arise from doing so. These policies on concentration risk may not be changed without shareholder approval.

The fund may invest without limit in securities backed by letters of credit or other credit enhancements issued by banks and other financial institutions. As a result, changes in the banking industry may cause the value of securities backed by such credit enhancements to decline.

Insurance: The fund has purchased liability insurance against a decline in the value of the fund's portfolio caused by the default or bankruptcy of an issuer whose securities are owned by the fund. The insurance covers substantially all of the fund's investments except U.S. government securities. The maximum total coverage for all Nuveen money market funds is $50 million, with a deductible for each loss of 0.10% of the fund's net assets. The fund pays the policy's premiums. Coverage under the policy is subject to certain conditions and may not be renewable upon expiration. While the policy is intended to provide some protection against credit risk and to help the fund maintain a constant price per share of $1.00, there is no guarantee that the insurance will do so.



                                          Section 2  How We Manage Your Money  7

Section 3  How You Can Buy and Sell Shares

We offer a number of services for your convenience. Please see the Statement of Additional Information for further details.

How to Buy Shares

Fund shares may be purchased at net asset value on any business day, which is any day the Federal Reserve Bank of Boston is normally open for business. Generally, the bank is closed on weekends and national holidays. The fund's net asset value is determined at 12:00 noon Eastern Time on each business day, and on other days where there is significant trading activity in the fund's shares. If the fund receives your order in proper form before 12:00 noon and the fund's custodian receives federal funds from you before 3:00 p.m., Eastern Time, you will receive the dividend declared and net asset value computed on that day. Otherwise, you will receive the next business day's dividend and net asset value.

By Mail
You may open an account and buy shares through the mail by completing the enclosed application and mailing it along with your check to the fund, c/o Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186.

Minimum Investments
The minimum initial investment is $25,000. Subsequent investments for your account must be in amounts of $500 or more.The fund reserves the right to reject purchase orders and to waive or increase the minimum investment requirements.

Special Services

To help make your investing with us easy and efficient, we offer you the following services at no extra cost.

Exchanging Shares

You may exchange fund shares into an identically registered account at any time for the appropriate class of another Nuveen mutual fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may have to pay a sales charge when exchanging shares that you purchased without a sales charge for shares that are sold with a sales charge. Please consult the Statement of Additional Information for details.

The fund may change or cancel its exchange policy at any time on 60 days' notice. Because an exchange is treated for tax purposes as a purchase and sale, and any gain may be subject to tax, you should consult your tax adviser about the tax consequences of exchanging your shares.

8 Section 3  How You Can Buy and Sell Shares

How to Sell Shares

You may sell (redeem) your shares on any business day. You will receive the share price next determined after the fund has received your properly completed redemption request. If you are selling shares purchased recently with a check, you will not receive your redemption proceeds until your check has cleared. This may take up to ten days from your purchase date.

By Telephone
If you have authorized telephone redemption privileges, you can redeem your shares by calling (800) 257-8787. Telephone redemptions are not available if you own shares in certificate form and may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. We will normally mail your check the next business day.

An Important Note About Telephone Transactions

Although Nuveen Investor Services has certain safeguards and procedures to confirm the identity of callers, it will not be liable for losses resulting from following telephone instructions it reasonably believes to be genuine. Also, you should verify your trade confirmations immediately upon receipt.


By Mail
You can sell your shares at any time by sending a written request to the fund, c/o Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186. Your redemption request must include the following information:

 . The fund's name;
 . Your name and account number;
 . The dollar or share amount you wish to redeem;
 . The signature of each owner exactly as it appears on the account;
 . The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);
 . The address where you want your redemption proceeds sent (if other than the address of record); and
 . Any required signature guarantees (see below).

The fund will normally mail your check the next business day after it receives your redemption request, but in no event more than seven days after the fund receives your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared. This may take up to ten days from your purchase date.

Signature Guarantees
Signature guarantees are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record, you want the check sent to another address, or if the address on the fund's records has been changed within the last 60 days. Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the fund. A notary public cannot provide a signature guarantee.

An important Note About Involuntary Redemption

From time to time, the fund may establish minimum account size requirements. The fund reserves the right to liquidate your account upon 60 days' written notice if the value of your account falls below an established minimum. The fund has set a minimum account balance of $5,000.

Redemptions In-Kind
The fund generally pays redemption proceeds in cash. Under unusual conditions that make cash payment unwise and for the protection of existing shareholders, the fund may pay all or a portion of your redemption proceeds in securities of other fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from that sale.

                                   Section 3  How You Can Buy and Sell Shares  9

Section 4  General Information

To help you understand the tax implications of investing in the fund, this section includes important details about how the fund makes distributions to shareholders. We discuss some other fund policies as well.

Dividends, Distributions and Taxes


The fund pays tax-free dividends monthly. In the very unlikely event that the fund realizes capital gains or taxable income subject to regular federal income tax, it will pay any capital gains or other distributions annually. The fund declares dividends on each business day to shareholders of record on that day.

Payment and Reinvestment Options
The fund automatically reinvests your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than the address on the fund's records, or reinvested in shares of another Nuveen mutual fund. For more information, contact your financial adviser or call Nuveen at (800) 257-8787.


Taxes and Tax Reporting

Because the fund invests in municipal money market securities, your regular monthly dividends will be exempt from regular federal income tax. A portion of these dividends, however, may be subject to state and local taxes or the federal alternative minimum tax.

Although very unlikely, the fund may, from time to time, distribute taxable ordinary income or capital gains. Capital gains are taxable to shareholders either as ordinary income or as long-term capital gains, depending on how long the fund owned the investment.

Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. If you hold your investment at the firm where you purchased your fund shares, you will receive the statement from that firm. If you hold your shares directly at the fund, Nuveen will send you the statement. The tax status of your dividends is the same whether you reinvest your dividends or elect to receive them in cash.

If you receive social security or railroad retirement benefits, you should consult your tax adviser about how an investment in the fund may affect the federal taxation of your benefits.

10  Section 4  General Information

Please note that if you do not furnish the fund with your correct Social Security number or employer identification number, federal law requires the fund to withhold federal income tax from your distributions and redemption proceeds, currently at a rate of 31%.

Please consult the Statement of Additional Information and your tax advisor for more information about taxes.

Taxable Equivalent Yields
The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the funds with taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical tax-free yields and tax rates.

                            Taxable Equivalent Yield
--------------------------------------------------------------------------------
                                           Tax-Exempt Yields

Federal Tax Rates      2.00%        2.50%        3.00%        3.50%       4.00%
 ...............................................................................
28.0%                  2.78%        3.47%        4.17%        4.86%       5.56%
 ...............................................................................
31.0%                  2.90%        3.62%        4.35%        5.07%       5.80%
 ...............................................................................
36.0%                  3.13%        3.91%        4.69%        5.47%       6.25%
 ...............................................................................
39.6%                  3.31%        4.14%        4.97%        5.79%       6.62%
 ...............................................................................

The yields and tax rates shown above are hypothetical and do not predict your actual returns or effective tax rate. For more detailed information, see the Statement of Additional Information or consult your tax adviser.

Net Asset Value

The price you pay and receive for your shares is based on the fund's net asset value per share, which is determined at 12:00 noon Eastern Time on each business day. Because the fund seeks to maintain a constant price per share of $1.00, the fund values its portfolio securities using the amortized cost method, which approximates market value and is described in more detail in the Statement of Additional Information. There can be no assurance that the fund will be able to maintain a constant price per share of $1.00.



                                              Section 4  General Information  11

Fund Service Providers


The custodian of the fund's assets is The Chase Manhattan Bank, 4 New York Plaza, New York, NY 10004-2413. Chase also provides certain accounting services to the fund. The fund's transfer, shareholder services and dividend paying agent, Chase Global Funds Services Company, P.O. Box 5186, New York, NY 10274-5186, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.



Year 2000

The fund's service providers rely on computer systems to manage the fund's investments, process shareholder transactions and provide shareholder account maintenance. Because of the way computers historically have stored dates, some of these systems currently may not be able to correctly process activity occurring in the year 2000. Nuveen is working with the fund's service providers to adapt their systems to address this issue. Nuveen and the fund expect that the necessary work will be completed on a timely basis, although there can be no assurance of this.

12  Section 4  General Information

Section 5  Financial Highlights




















13 Section 5  Financial Highlights

Nuveen Mutual Funds


Nuveen offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by investment objectives.

Growth

Nuveen Rittenhouse Growth Fund

Growth and Income

Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund
Dividend and Growth Fund
European Value Fund

Income

Income Fund

Tax-Free Income

National Municipal Bond Funds

Long-term
Insured Long-term
Intermediate-term
Limited-term

State Municipal Bond Funds

Arizona                    Louisiana                    North Carolina
California/1/              Maryland                     Ohio
Colorado                   Massachusetts/1/             Pennsylvania
Connecticut                Michigan                     Tennessee
Florida                    Missouri                     Virginia
Georgia                    New Jersey                   Wisconsin
Kansas                     New Mexico
Kentucky                   New York/1/

Cash Reserves

Money Market Fund
Municipal Money Market Fund
California Tax-Exempt Money Market Fund
New York Tax-Exempt Money Market Fund

Several additional sources of information are available to you. The Statement of Additional Information, incorporated by reference into this prospectus, contains detailed information on fund policies and operations. Shareholder reports contain management's discussion of market conditions, investment strategies and performance results as of the fund's latest semi-annual or annual fiscal year end. Call Nuveen at (800) 257-8787 to request a free copy of any of these materials or other fund information, or ask your financial adviser for copies.

You also may obtain this and other fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (800) SEC-0330 for room hours and operation. You also may request fund information by writing to the SEC's Public Reference Section, Washington, D.C. 20549. The fund's Investment Company Act file number is 811-09267.

1. Long-term and insured long-term portfolios.

                                                                    MMPR-MM 6-99


NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 257-8787
www.nuveen.com

                                                       June 10, 1999  Prospectus


                                                                       NUVEEN
                                                                    Mutual Funds


                      Nuveen Municipal Money Market Fund




                                                                For investors

                                                                seeking

                                                                attractive

                                                                tax-free income

                                                                and stability of

                                                                principal.

















     Featuring Portfolio Management By Nuveen Investment Advisory Services
                                      A Premier Adviser/SM/ for Income Investing

-----------------------------------------------------
The Securities and Exchange Commission has not
approved or disapproved these securities or passed
upon the adequacy of this prospectus. Any
representation to the contrary is a criminal offense.
-----------------------------------------------------

                               Table of Contents

Section 1  The Fund

This section provides you with an overview of the fund including investment objectives, portfolio holdings and historical performance information.

Introduction                                                                       1
Nuveen Municipal Money Market Fund                                                 2

Section 2  How We Manage Your Money
This section gives you a detailed discussion of our investment and risk management strategies.

Who Manages the Fund                                                               4
What Securities We Invest In                                                       4
How We Select Investments                                                          5
How We Manage Risk                                                                 6

Section 3  How You Can Buy and Sell Shares
This section provides the information you need to move money into and out of your account.

How to Buy Shares                                                                  8
Systematic Investing                                                               9
Special Services                                                                   9
How to Sell Shares                                                                10

Section 4  General Information

This section summarizes the fund's distribution policies and other general information.

Dividends, Distributions and Taxes                                                12
Taxes and Tax Reporting                                                           12
Service Plan                                                                      13
Net Asset Value                                                                   14
Fund Service Providers                                                            14
Year 2000                                                                         14

Section 5  Financial Highlights

This section provides the fund's financial performance
for the past five years.                                                          16

We have used the icons below throughout this prospectus to make it easy for you to find the type of information you need.

Investment
Strategy

Risks

Fees, Charges
and Expenses

Shareholder
Instructions

Performance and
Current Portfolio
Information

                                                                   June 10, 1999

Section 1  The Fund


                      Nuveen Municipal Money Market Fund



                   Introduction

                   This prospectus is intended to provide important information to help you evaluate whether the Nuveen Municipal Money Market Fund may be right for you. Please read it carefully before investing and keep it for future reference.

                   Regular Income, Convenience and Stability of Principal Tax-free money market funds offer you the opportunity to earn tax-free income on your cash reserves while also providing easy access to your money and stability of principal. They can provide a convenient way to make gradual transfers into stock or bond funds, or to lower the overall risk of your portfolio.

                   The fund invests in high quality municipal money market securities that its investment adviser believes present minimal credit risks. The fund's investment policies are designed to mitigate overall risk and maintain a constant price per share of $1.00, but there can be no guarantee of this.



      -------------------------------------------------------------------
      NOT FDIC OR GOVERNMENT INSURED   MAY LOSE VALUE   NO BANK GUARANTEE
      -------------------------------------------------------------------


                                                           Section 1 The Fund  1

Nuveen Municipal Money Market Fund

Fund Overview

Investment Objective

The fund's investment objective is to provide as high a level of current income exempt from regular federal income taxes as is consistent with the stability of principal and the maintenance of liquidity.

How the Fund Pursues Its Objective

The fund invests substantially all of its assets in a diversified portfolio of high quality municipal money market instruments that the fund's investment adviser believes present minimal credit risks. The adviser selects money market instruments based on its assessment of current market interest rates and its market outlook. The adviser seeks to identify money market instruments with favorable characteristics the adviser believes are not yet recognized by the market.

What are the Risks of Investing in the Fund?

While the fund invests in securities its investment adviser believes present minimal credit and interest rate risks, the fund is not risk free. The value of the fund's investments may be adversely affected by changes in prevailing interest rates or an issuer's credit quality. The fund's investment policies are designed to mitigate these risks and maintain a constant price per share of $1.00, but there can be no guarantee of this. Like any mutual fund investment, loss of money is a risk of investing.

Is This Fund Right for You?

The fund may be appropriate for you if you seek to:

  . Earn monthly tax-free income on your cash reserves with check-writing privileges;

  . Maintain stability of principal;

  . Make gradual transfers into stock or bond funds; or

  . Lower the overall risk of your investment portfolio.

You should not invest in this fund if you seek to pursue long-term growth of principal. You may not want to invest in this fund if you are subject to federal alternative minimum tax.

How the Fund Has Performed

The chart and table below illustrate annual fund returns for each of the past ten years as well as annualized fund and index returns for the one-, five-year, ten-year and since inception periods ended December 31, 1998. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment). Of course past performance is not necessarily an indication of future performance.

Total Returns

                                Annual Returns*

7%    1989    5.96%
6%    1990    5.57%
5%    1991    4.23%                  [BAR CHART APPEARS HERE]
4%    1992    2.55%
3%    1993    1.88%
2%    1994    2.27%
1%    1995    3.32%
0%    1996    2.92%
      1997    3.06%
      1998    2.96%


/*/The year-to-date return as of March 31, 1999 was .61%.

During the last ten years ended December 31, 1998, the highest and lowest quarterly returns were 1.50% and .44%, respectively, for the quarters ended June 30, 1989 and March 31, 1994.

                                            Average Annual Total Returns for
                                          the Periods Ended December 31, 1998

                                           1 Year       5 Year      10 Year
                                           --------------------------------
Nuveen Municipal Money Market Fund          2.96%        2.91%       3.46%
---------------------------------------------------------------------------
Lipper Index/1/                             3.04%        3.06%       3.58%

Based on the seven-day period ended December 31, 1998, the fund's yield was 3.06%, and the taxable equivalent yield (using maximum federal income tax rate of 39.6%) was 5.07%. For the fund's current yields, please call Nuveen at
(800) 257-8787.

What are the Costs of Investing?

This table describes the fees and
expenses that you may pay if you
buy and hold shares of the fund.

Shareholder Transaction Expenses

Paid Directly From Your Investment

Maximum Sales Charge Imposed
on Purchases                                None

Maximum Sales Charge Imposed
on Reinvested Dividends                     None

Exchange Fees                               None

Annual Fund Operating Expenses
Paid From Fund Assets

Management Fees                             .49%

12b-1 Distribution and Service Fees/2/      .20%

Other Expenses                              .26%
------------------------------------------------
Total Operating Expenses--Gross+            .95%

+  After Expense Reimbursements

   Expense Reimbursements                  -.20%
   Total Operating Expenses--Net            .75%

   Total Operating Expenses--Net reflect the undertaking of the fund's adviser to reimburse expenses through December 31, 1999, in an amount necessary to limit total operating expenses to .75%. Thereafter, reimbursements may be modified or discontinued at the adviser's discretion without notice.

   Example
   The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated, and then redeem all your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual returns and costs may be higher or lower.

1 Year                                   $   86
3 Years                                  $  268
5 Years                                  $  466
10 Years                                 $1,037

How the Fund Is Invested (as of 05/31/99)

Portfolio Statistics

Weighted Average Maturity (Days)             37

Credit Quality

Industry Diversification (Top 5)

Healthcare                                   19%
Tax Obligations/General                      18%
Long-Term Care                               13%
Utilities                                    12%
Industrial/Other                              7%

1. Lipper Index returns reflect the performance of funds in the Lipper Municipal Money Market Index. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.

2. The 12b-1 fees paid by the fund increased since the last fiscal year to .20% because the number of authorized dealers has increased and Nuveen has begun retaining 12b-1 fees on accounts with no authorized dealer for which Nuveen provides on-going shareholder account services.

                                                          Section 1 The Fund  3

Section 2  How We Manage Your Money

                   To help you understand how the fund's assets are managed, this section includes a detailed discussion of the adviser's investment and risk management strategies. For a more complete discussion of these matters, please consult the Statement of Additional Information.

                   Who Manages the Fund

                   Nuveen Investment Advisory Services provides advisory and investment management services to a broad range of clients. Nuveen Investment Advisory Services is comprised of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp., both of which are wholly-owned subsidiaries of John Nuveen & Co. Incorporated (Nuveen). Nuveen Advisory Corp. (Nuveen Advisory) is the fund's investment adviser and as such is responsible for the selection and on-going monitoring of the securities in the fund's portfolio, managing the fund's business affairs and providing certain clerical, bookkeeping and other administrative services. Nuveen Advisory is located at 333 West Wacker Drive, Chicago, IL 60606. For providing these services, Nuveen Advisory is paid an annual management fee. For the most recent fiscal year, the Fund, as its predecessor, paid .50% of its average net assets to Nuveen Advisory for its services.

                   Founded in 1898, Nuveen has been synonymous with investments that withstand the test of time. Today, we offer a broad range of quality investments designed for individuals seeking to build and maintain wealth. Nuveen is the sponsor and principal underwriter of the fund's shares and has sponsored or underwritten more than $60 billion of investment company securities. Nuveen and its affiliates have approximately $50 billion in assets under management.

                   What Securities We Invest In

                   Municipal Money Market Securities
                   The Fund invests in high quality, short-term tax exempt debt securities, commonly known as municipal money market securities. Municipal money market securities pay income which is exempt from regular federal income tax but may be subject to the federal alternative minimum tax.

                   States and local governments, municipalities, agencies and other governmental units issue municipal money market securities to raise money for various public purposes, such as building public facilities, refinancing outstanding debt and financing general operating expenses. These securities include general obligation bonds, which are backed by the full faith and credit of the issuer and may be repaid from any revenue source, and revenue bonds, which may be repaid only from the revenue of a specific facility or source. These securities also include notes, such as bond anticipation, revenue anticipation, construction loans and bank notes, and commercial paper.


4 Section 2  How We Manage Your Money

                   Credit-Enhanced Investments
                   Some of the fund's investments may be backed by a letter of credit or other type of credit enhancement. For example, if an issuer does not have the desired credit rating, another company may use its higher credit rating to back the issuer's rating by selling the issuer a letter of credit. Investments backed by a letter of credit are subject to the risk that the company issuing the letter of credit will not be able to fulfill its obligations to the fund, or is thought to be unlikely to be able to do so. This could cause losses to the fund and affect its share price.

                   Variable Rate and Floating Rate Demand Notes
                   We expect variable rate and floating rate securities will comprise a large portion of the fund's portfolio. These investments may have stated maturities of more than 397 days, but generally allow the holder to receive payment of principal plus accrued interest much sooner than this. Because their interest rates are not fixed, the income earned by the fund on these securities generally will fluctuate with changes in short-term interest rates.

                   When-Issued and Delayed Delivery Transactions
                   The fund may buy or sell securities on a when-issued or delayed delivery basis, paying for or taking delivery of the securities at a later date, normally within 15-45 days of the trade. These transactions involve an element of risk because the value of the security to be purchased may decline before the settlement date.

                   Temporary Strategies
                   The fund on a temporary basis may invest in taxable money market securities. Taxable money market securities include U.S. government securities, quality commercial paper or similar fixed-income securities with remaining maturities of one year or less. The fund will only do so under extraordinary circumstances or unusual market conditions. Under these circumstances, the fund will not be pursuing its investment objective.

                   How We Select Investments

                   Nuveen Advisory selects money market instruments based on its assessment of current market interest rates and its market outlook. Portfolio managers are supported by a team of specialized research analysts who review securities available for purchase, monitor the continued creditworthiness of the fund's investments, and analyze economic, political and demographic trends affecting the municipal money market. We seek to identify money market instruments with favorable characteristics we believe are not yet recognized by the market. We then select those higher-yielding and undervalued money market instruments that we believe represent the most attractive values without adding undue risk. We actively manage the maturity of the fund and its portfolio to optimally balance the fund's yield with the fund's exposure to interest rate risk.

                   How We Manage Risk

                   Risk is inherent in all investing. Investing in a mutual fund -- even a money market fund -- involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part of your investment. In pursuing its investment objective, the fund assumes investment risk, chiefly in the form of interest rate and credit risk. The fund tries to limit risk by restricting the types and maturities of the money market instruments it purchases, and by diversifying its investment portfolio among issuers and across different industries. Therefore, before


                                          Section 2  How We Manage Your Money  5
                   investing, you should consider carefully the following risks that you assume when you invest in the fund.

                   Interest rate risk: Because the fund invests in fixed-income securities, the fund is subject to interest rate risk. Interest rate risk is the risk that the value of the fund's portfolio will decline because of rising interest rates. Interest rate risk is generally lower for shorter-term investments and higher for longer-term investments.

                   To mitigate interest rate risk, the fund, under normal market conditions, maintains an investment portfolio with an overall weighted average maturity of 90 days or less. In addition, the fund limits its investments to money market instruments with remaining effective maturities of 397 days or less.

                   Credit risk: The fund is subject to credit risk. Credit risk is the risk that an issuer of a money market instrument will be unable to meet its obligation to make interest and principal payments due to changing financial or market conditions, or possibly due to Year 2000 issues. (See below)

                   The fund attempts to mitigate credit risk by investing only in high quality money market instruments that Nuveen Advisory believes present minimal credit risks at the time of purchase. High quality instruments are:

                   . rated in one of the two highest short-term rating
                     categories by at least two nationally recognized rating services, or

                   . if only one service has rated the instrument, rated by that service in one of its two highest short-term rating categories, or

                   . unrated instruments that Nuveen Advisory judges to be of comparable quality.

                   In addition, the fund will not invest more than 5% of its total assets in money market instruments rated in the second highest short-term rating categories or in their unrated equivalents.

                   Year 2000 issues may affect the ability of municipal issuers to meet their interest and principal payment obligations to their bond holders, and may adversely affect the bonds' credit ratings and values. Municipal issuers may have greater Year 2000 risks than other issuers. Nuveen Advisory is requesting information from municipal issuers so that Nuveen Advisory can take the issuers' Year 2000 readiness, if made available, into account in making investment decisions. There can be no assurance that issuers will provide this information to Nuveen Advisory, or that issuers will begin or complete the work necessary to address any Year 2000 issues on a timely basis. Generally, higher rated fixed-income securities carry less credit risk than lower rated fixed-income securities.

                   Concentration risk: Concentration risk is the risk that economic or other developments affecting a single industry may cause the value of related money market instruments to decline.

                   To mitigate concentration risk, the fund will not invest more than 25% of its assets in any one industry, excluding governmental issuers. The fund may, however, invest more than 25% of its assets in a broad segment of the municipal market, such as instruments issued to fund hospitals, housing or airports, if Nuveen Advisory believes that the potential returns justify any additional risks that may arise from doing so. These policies on concentration risk may not be changed without shareholder approval.

                   The fund may invest without limit in securities backed by letters of credit or other credit enhancements issued by banks and other financial institutions. As a result, changes in the banking industry may cause the value of securities backed by such credit enhancements to decline.

                   Insurance: The fund has purchased liability insurance against a decline in the value of the fund's portfolio caused by the default or bankruptcy of an issuer whose securities are owned by the fund. The insurance covers substantially all of the fund's investments except U.S. government securities. The maximum total coverage for all Nuveen money market funds is $50 million, with a deductible for each loss of 0.10% of the fund's net assets. The fund pays the policy's premiums. Coverage under the

An Important Note About Risk

Although the fund's investment policies are intended to minimize interest rate and credit risk, there can be no guarantee of this.


6 Section 2  How We Manage Your Money
                   policy is subject to certain conditions and may not be renewable upon expiration. While the policy is intended to provide some protection against credit risk and to help the fund maintain a constant price per share of $1.00, there is no guarantee that the insurance will do so.





                                          Section 2  How We Manage Your Money  7

Section 3  How You Can Buy and Sell Shares

                   We offer a number of services for your convenience. Please see the Statement of Additional Information for further details.



                   How to Buy Shares

                   The fund offers only a single class of shares. Fund shares may be purchased at net asset value on any business day, which is any day the Federal Reserve Bank of Boston is normally open for business. Generally, the Bank is closed on weekends and national holidays. The fund's net asset value is determined at 12:00 noon Eastern Time on each business day, and on other days where there is significant trading activity in the fund's shares. If the fund receives your order in proper form before 12:00 noon and the fund's custodian receives federal funds from you before 3:00 p.m., Eastern Time, you will receive the dividend declared and net asset value computed on that day. Otherwise, you will receive the next business day's dividend and net asset value.

                   Through a Financial Adviser
                   You may purchase shares through your financial adviser, who can handle all the details for you, including opening a new account. Financial advisers also can help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisers generally can help you develop a customized financial plan, select investments, and monitor and review your portfolio on an on-going basis to help assure that your investments continue to meet your needs as circumstances change. Financial advisers are paid for on-going investment advice and services either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge. If you do not have a financial adviser, call (800) 257-8787 and Nuveen can refer you to one in your area.

                   By Mail
                   You may open an account and buy shares through the mail by completing the enclosed application and mailing it along with your check to the fund, c/o Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186.

                   Investment Minimums
                   The minimum initial investment is $3,000 ($50 if you establish a systematic investment plan). Subsequent investments must be in amounts of $50 or more. The fund reserves the right to reject purchase orders and to waive or increase the minimum investment requirements.

8 Section 3  How You Can Buy Sell Shares

                   Systematic Investing

                   Once you have established a fund account, you may participate in the fund's systematic investment plan. Systematic investing allows you to make regular investments through automatic deductions from your bank account or directly from your paycheck. The minimum automatic deduction is $50 per month. There is no charge to participate in the fund's systematic investment plan. You can stop the deductions at any time by notifying the fund in writing.

                   From Your Bank Account
                   You can make systematic investments by authorizing us to draw preauthorized checks on your bank account. To do this, simply complete the appropriate section of the account application form or submit an account update form.

                   From Your Paycheck
                   With your employer's consent, you can make systematic investments by authorizing your employer to deduct monies from your paycheck. To do this, contact your financial adviser or call Nuveen at (800) 257-8787.

                   Special Services

                   To help make your investing with us easy and efficient, we offer you the following services at no extra cost.

                   Exchanging Shares
                   You may exchange fund shares into an identically registered account at any time for an appropriate class of another Nuveen mutual fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may have to pay a sales charge when exchanging shares that you purchased without a sales charge for shares that are sold with a sales charge. Please consult the Statement of Additional Information for details.

                   The fund may change or cancel its exchange policy at any time upon 60 days' notice. Because an exchange is treated for tax purposes as a purchase and sale, and any gain may be subject to tax, you should consult your tax adviser about the tax consequences of exchanging your shares.

                   Fund Direct/SM/
                   The Fund Direct Program allows you to link your fund account to your bank account, transfer money electronically between these accounts, and perform a variety of account transactions, including purchasing shares by telephone and investing through a systematic investment plan. You also may have dividends, distributions, redemption payments or systematic withdrawal plan payments sent directly to your bank account. Your financial adviser can help you complete the forms for these services, or you can call Nuveen at (800) 257-8787 for copies of the necessary forms.

                                    Section 3 How You Can Buy and Sell Shares  9

                   How to Sell Shares

                   You may sell (redeem) your shares on any business day. You will receive the share price next determined after the fund has received your properly completed redemption request. If you are selling shares purchased recently with a check, you will not receive your redemption proceeds until your check has cleared. This may take up to ten days from your purchase date.

                   Through Your Financial Adviser
                   You may sell your shares through your financial adviser who can prepare the necessary documentation. Your adviser may charge you for this service.

                   By Telephone
                   If you have authorized telephone redemption privileges, you can redeem your shares by calling (800) 257-8787. Telephone redemptions are not available if you own shares in certificate form and may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. We will normally mail your check the next business day.

                   By Check
                   You may request that the fund provides you with redemption checks. These checks may be made payable to any person in the amount of $500 or more. Simply fill out the appropriate section of the application form and submit the enclosed signature card. You must have enough shares in your account to cover the amount of each check you write or it will be returned. Writing checks from your fund account does not mean that your account is like a bank checking account. This check redemption privilege may be modified or terminated at any time.

                   By Mail
                   You can sell your shares at any time by sending a written request to the fund, c/o Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186. Your redemption request must include the following information:

                   . The fund's name;

                   . Your name and account number;

                   . The dollar or share amount you wish to redeem;

                   . The signature of each owner exactly as it appears on the account;

                   . The name of the person to whom you want your redemption
                     proceeds paid (if other than to the shareholder of record);

                   . The address where you want your redemption proceeds sent
                     (if other than the address of record); and

                   . Any required signature guarantees (see below).

                   The fund will normally mail your check the next business day after it receives your redemption request, but in no event more than seven days after the fund receives your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared. This may take up to ten days from your purchase date.

An Important Note About Telephone Transactions

Although Nuveen Investor Services has certain safeguards and procedures to confirm the identity of callers, it will not be liable for losses resulting from following telephone instructions it reasonably believes to be genuine. Also, you should verify your trade confirmations immediately upon receipt.


10 Section 3  How You Can Buy and Sell Shares

                   Signature Guarantees
                   Signature guarantees are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record, you want the check sent to another address, or if the address on the fund's records has been changed within the last 60 days. Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the fund. A notary public cannot provide a signature guarantee.

                   Systematic Withdrawal
                   If the value of your fund account is at least $10,000, you may participate in the fund's systematic withdrawal plan. The plan allows you to make regular withdrawals through automatic deductions from your fund account. The minimum automatic withdrawal is $50 per month. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, or have the monies transferred directly to your bank account (see "Special Services -- Fund Direct" above), paid to a third party or sent payable to you at an address other than the address on the fund's records. To participate in the systematic withdrawal plan, simply complete the appropriate section of the account application or submit an account update form.

                   Redemptions In-Kind
                   The fund generally pays redemption proceeds in cash. Under unusual conditions that make cash payment unwise and for the protection of existing shareholders, the fund may pay all or a portion of your redemption proceeds in securities or other fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from that sale.

An Important Note About Involuntary Redemption

From time to time, the fund may establish minimum account size requirements. The fund reserves the right to liquidate your account upon 30 days' written notice if the value of your account falls below an established minimum. The fund has set a minimum account balance of $100 unless you have an active Nuveen Defined Portfolio reinvestment account.


                                  Section 3  How You Can Buy and Sell Shares  11

Section 4  General Information

                   To help you understand the tax implications of investing in the fund, this section includes important details about how the fund makes distributions to shareholders. We discuss some other fund policies, as well.

                   Dividends, Distributions and Taxes

                   The fund pays tax-free dividends monthly. In the very unlikely event that the fund realizes capital gains or ordinary income subject to regular federal income tax, it will pay any capital gains or other taxable distributions annually. The fund declares dividends on each business day to shareholders of record on that day.

                   Payment and Reinvestment Options
                   The fund automatically reinvests your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than the address on the fund's records, or reinvested in shares of another Nuveen mutual fund. For more information, contact your financial adviser or call Nuveen at
                   (800) 257-8787.

                   Taxes and Tax Reporting

                   Because the fund invests in municipal money market securities, your regular monthly dividends will be exempt from regular federal income tax. A portion of these dividends, however, may be subject to state and local taxes or the federal alternative minimum tax.

                   Although very unlikely, the fund may, from time to time, distribute taxable ordinary income or capital gains. Capital gains are taxable to shareholders either as ordinary income or as long-term capital gains, depending on how long the fund owned the investment.

                   Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. If you hold your investment at the firm where you purchased your fund shares, you will receive the statement from that firm. If you hold your shares directly at the fund, Nuveen will send you the statement. The tax status of your dividends is the same whether you reinvest your dividends or elect to receive them in cash.

                   If you receive social security or railroad retirement benefits, you should consult your tax adviser about how an investment in the fund may affect the federal taxation of your benefits.

                   Please note that if you do not furnish the fund with your correct Social Security number or employer identification number, federal law requires the fund to withhold federal income tax from your distributions and redemption proceeds, currently at a rate of 31%.

12 Section 4  General Information

Please consult the Statement of Additional Information and your tax adviser for more information about taxes.

Taxable Equivalent Yields
The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the funds with taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical tax-free yields and tax rates.

                           Taxable Equivalent Yield
--------------------------------------------------------------------------------
                               Tax-Exempt Yields

Federal Tax Rates         2.00%     2.50%     3.00%     3.50%     4.00%
28.0%                     2.78%     3.47%     4.17%     4.86%     5.56%
31.0%                     2.90%     3.62%     4.35%     5.07%     5.80%
36.0%                     3.13%     3.91%     4.69%     5.47%     6.25%
39.6%                     3.31%     4.14%     4.97%     5.79%     6.62%

The yields and tax rates shown above are hypothetical and do not predict your actual returns or effective tax rate. For more detailed information, see the Statement of Additional Information or consult your tax adviser.

Service Plan

Nuveen serves as the selling agent and distributor of the fund's shares. In this capacity, Nuveen manages the offering of the fund's shares and is responsible for all sales and promotional activities, and for providing certain services to shareholders. The fund has adopted a service plan in accordance with Rule 12b-1 under the Investment Company Act of 1940 to reimburse Nuveen for these services.

Nuveen uses the service fee paid under the plan to compensate authorized dealers, including Nuveen, for providing on-going account services to shareholders. These services may include establishing and maintaining your account, answering your questions and providing other personal services to you. Because these fees are paid out of the fund's assets on an on-going basis, over time these fees will increase the cost of your investment. Nuveen may, in its discretion and from its own resources, pay certain financial service firms additional amounts for services rendered to shareholders.

Service fees under the plan are paid in accordance with the following schedule:

Average Daily Net Assets
of Serviced Accounts                                                       Fee
--------------------------------------------------------------------------------
Less than $2 million                                                       .10%
$2 million to $5 million                                                   .15%
$5 million to $10 million                                                  .20%
$10 million and over                                                       .25%


                                               Section 4 General Information  13

                   Net Asset Value

                   The price you pay and receive for your shares is based on the fund's net asset value per share, which is determined at 12:00 noon Eastern Time on each business day. Because the fund seeks to maintain a constant price per share of $1.00, the fund values its portfolio securities using the amortized cost method, which approximates market value and is described in more detail in the Statement of Additional Information. There can be no assurance that the fund will be able to maintain a constant price per share of $1.00.

                   Fund Service Providers

                   The custodian of the fund's assets is The Chase Manhattan Bank, 4 New York Plaza, New York, NY 10004-2413. Chase also provides certain accounting services to the fund. The fund's transfer, shareholder services and dividend paying agent, Chase Global Funds Services Company, P.O. Box 5186, New York, NY 10274-5186, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

                   Year 2000

                   The fund's service providers rely on computer systems to manage the fund's investments, process shareholder transactions and provide shareholder account maintenance. Because of the way computers historically have stored dates, some of these systems currently may not be able to correctly process activity occurring in the year 2000. Nuveen is working with the fund's service providers to adapt their systems to address this issue. Nuveen and the fund expect that the necessary work will be completed on a timely basis, although there can be no assurance of this.

14 Section 4  General Information

Section 5  Financial Highlights



                                             Section 5  Financial Highlights  15

                   Nuveen Mutual Funds

                   Nuveen offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by investment objectives.

                   Growth
                   Nuveen Rittenhouse Growth Fund

                   Growth and Income

                   Growth and Income Stock Fund
                   Balanced Stock and Bond Fund
                   Balanced Municipal and Stock Fund
                   Dividend and Growth Fund
                   European Value Fund

                   Income
                   Income Fund

                   Tax-Free Income

                   National Municipal Bond Funds

                   Long-term                 Intermediate-term
                   Insured Long-term         Limited-term

                   State Municipal Bond Funds
                   Arizona            Louisiana            North Carolina
                   California1/1/     Maryland             Ohio
                   Colorado           Massachusetts/1/     Pennsylvania
                   Connecticut        Michigan             Tennessee
                   Florida            Missouri             Virginia
                   Georgia            New Jersey           Wisconsin
                   Kansas             New Mexico
                   Kentucky           New York/1/

                   Cash Reserves

                   Money Market Fund
                   Municipal Money Market Fund
                   California Tax-Exempt Money Market Fund
                   New York Tax-Exempt Money Market Fund

                   Several additional sources of information are available to you. The Statement of Additional Information, incorporated by reference into this prospectus, contains detailed information on fund policies and operations. Shareholder reports contain management's discussion of market conditions, investment strategies and performance results as of the fund's latest semi-annual or annual fiscal year end. Call Nuveen at (800) 257-8787 to request a free copy of any of these materials or other fund information, or ask your financial adviser for copies.

                   You also may obtain this and other fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at
                   (800) SEC-0330 for room hours and operation. You also may request fund information by writing to the SEC's Public Reference Section, Washington, D.C. 20549. The fund's Investment Company Act file number is 811-09267.

                   1. Long-term and insured long-term portfolios.

NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286
                                                                   MMPR-MM  4-99
(800) 257-8787
www.nuveen.com

                                                       June 10, 1999  Prospectus
                                                                          NUVEEN
                                                                    Mutual Funds


              Nuveen California Tax-Exempt
              Money Market Fund

                                                   For investors
                                                   seeking
                                                   attractive double
                                                   tax-free income
                                                   and
                                                   stability
                                                   of principal





 Featuring Portfolio Management By Nuveen Investment Advisory Services
                                      A Premier Adviser/SM/ for Income Investing
------------------------------------------------------
The Securities and Exchange Commission has not
approved or disapproved these securities or
passed upon the adequacy of this prospectus. Any
representation to the contrary is a criminal offense.
------------------------------------------------------

Table of Contents

Section 1  The Fund

This section provides you with an overview of the fund including investment objectives, portfolio holdings and historical performance information.

Introduction                                                                   1
--------------------------------------------------------------------------------
Nuveen California Tax-Exempt Money Market Fund                                 2
--------------------------------------------------------------------------------
Section 2  How We Manage Your Money

This section gives you a detailed discussion of our investment and risk management strategies.

Who Manages the Fund                                                           4
--------------------------------------------------------------------------------
What Securities We Invest In                                                   4
--------------------------------------------------------------------------------
How We Select Investments                                                      5
--------------------------------------------------------------------------------
How We Manage Risk                                                             6
--------------------------------------------------------------------------------
Section 3 How You Can Buy and Sell Shares

This section provides the information you need to move money into and out of your account.

How to Buy Shares                                                              8
--------------------------------------------------------------------------------
Systematic Investing                                                           9
--------------------------------------------------------------------------------
Special Services                                                               9
--------------------------------------------------------------------------------
How to Sell Shares                                                            10
--------------------------------------------------------------------------------
Section 4  General Information

This section summarizes the fund's distribution policies and other general information.

Dividends, Distributions and Taxes                                            12
--------------------------------------------------------------------------------
Taxes and Reporting                                                           12
--------------------------------------------------------------------------------
Service Plan                                                                  13
--------------------------------------------------------------------------------
Net Asset Value                                                               14
--------------------------------------------------------------------------------
Fund Service Providers                                                        14
--------------------------------------------------------------------------------
Year 2000                                                                     14
--------------------------------------------------------------------------------
Section 5  Financial Highlights

This section provides the fund's financial performance for the past
five years.                                                                   15
--------------------------------------------------------------------------------

We have used the icons below throughout this prospectus to make it easy for you to find the type of information you need.

Investment
Strategy

Risks

Fees, Charges
and Expenses

Shareholder
Instructions

Performance and
Current Portfolio
Information

                                                                   June 10, 1999

Section 1  The Fund

                                  Nuveen California Tax-Exempt Money Market Fund


Introduction

This prospectus is intended to provide important information to help you evaluate whether the Nuveen California Tax-Exempt Money Market Fund may be right for you. Please read it carefully before investing and keep it for future reference.

Regular Income, Convenience and Stability of Principal

Money market funds offer you the opportunity to earn income on your cash reserves while also providing easy access to your money and stability of principal. They can provide a convenient way to make gradual transfers into stock or bond funds, or to lower the overall risk of your portfolio.

The fund invests in high quality municipal money market securities that its investment adviser believes present minimal credit risks. The fund's investment policies are designed to mitigate overall risk and maintain a constant price per share of $1.00, but there can be no guarantee of this.

   --------------------------------------------------------------------------
   |     NOT FDIC OR GOVERNMENT INSURED  MAY LOSE VALUE   NO BANK GUARANTEE  |
   --------------------------------------------------------------------------


                                                        Section 1   The Fund   1

Nuveen California Tax-Exempt Money Market Fund

Fund Overview


Investment Objective

The fund's investment objective is to provide as high a level of current income exempt from both regular federal and California personal income taxes as is consistent with the stability of principal and the maintenance of liquidity.

How the Fund Pursues Its Objective

The fund invests substantially all of its assets in high quality, California tax-exempt money market instruments that the fund's investment adviser believes present minimal credit risks. The adviser selects money market instruments based on its assessment of current market interest rates and its market outlook. The adviser seeks to identify money market instruments with favorable characteristics the adviser believes are not yet recognized by the market.

What are the Risks of Investing in the Fund?

While the fund invests in securities its investment adviser believes present minimal credit and interest rate risks, the fund is not risk free. The value of the fund's investments may be adversely affected by changes in prevailing interest rates, an issuer's credit quality or California's economy. The fund's investment policies are designed to mitigate these risks and maintain a constant price per share of $1.00, but there can be no guarantee of this. Like any mutual fund investment, loss of money is a risk of investing.

Is This Fund Right for You?

The fund may be appropriate for you if you seek to:

 . Earn regular income on your cash reserves with check-writing privileges; . Maintain stability of principal;
 . Make gradual transfers into stock or bond funds; or . Lower the overall risk of your investment portfolio.

You should not invest in this fund if you seek to pursue long-term growth of principal.

How the Fund Has Performed

The chart and table below illustrate annual fund returns for each of the past ten years as well as annualized fund and index returns for the one-, five-year, ten-year and since inception periods ended December 31, 1998. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment). Past performance is not necessarily an indication of future performance.

Total Returns
[BAR CHART APPEARS HERE]
                                Annual Returns*

1989  5.94%

1990  5.39%

1991  4.09%

1992  2.44%

1993  1.96%

1994  2.38%

1995  3.44%

1996  2.99%

1997  3.15%

1998  2.97%


*The year-to-date return as of March 31, 1999 was .56%.

During the last ten years ended December 31, 1998, the highest and lowest quarterly returns were 1.56% and .45%, respectively, for the quarters ended June 30, 1989 and March 31, 1993.


                                  Average Annual Total Returns for
                                the Periods Ended December 31, 1998
                                -----------------------------------
                                 1 Year       5 Year       10 Year
                                -----------------------------------
Nuveen California Tax-Exempt
 Money Market Fund                 2.97%        2.99%         3.47%
-------------------------------------------------------------------
Lipper Index/1/                    2.77%        3.00%         3.47%

Based on the seven-day period ended December 31, 1998, the fund's yield was 3.08%, and the taxable equivalent yield (using maximum federal income tax rate of 39.6%) was 5.10%. For the fund's current yields, please call Nuveen at (800) 257-8787.



2  Section 1   The Fund

What are the Costs of Investing?

This table describes the fees and
expenses that you may pay if you
buy and hold shares of the fund.


Shareholder Transaction Expenses
Paid Directly From Your Investment
------------------------------------------------
Maximum Sales Charge Imposed
on Purchases                                None
------------------------------------------------
Maximum Sales Charge Imposed
on Reinvested Dividends                     None
------------------------------------------------
Exchange Fees                               None
------------------------------------------------
Annual Fund Operating Expenses
Paid From Fund Assets

Management Fees                              .39%
------------------------------------------------
12b-1 Distribution and Service Fees/2/       .25%
------------------------------------------------
Other Expenses                               .10%
------------------------------------------------
Total Operating Expenses--Gross+             .74%
------------------------------------------------
+ After Expense Reimbursements
------------------------------------------------
  Expense Reimbursements                    -.19%
------------------------------------------------
  Total Operating Expenses--Net              .55%
------------------------------------------------

  Total Operating Expenses--Net reflect the undertaking of the fund's advisor to reimburse expenses through December 31, 1999 in an amount necessary to limit total operating expenses to .55%. Thereafter, reimbursements may be terminated or modified at the adviser's discretion without notice.

Example
The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated, and then redeem all your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual returns and costs may be higher or lower.

1 Year                                      $ 66
------------------------------------------------
3 Years                                     $208
------------------------------------------------
5 Years                                     $362
------------------------------------------------
10 Years                                    $810
------------------------------------------------


How the Fund Is Invested (as of 05/31/99)

Portfolio Statistics
Weighted Average Maturity (Days)              29
------------------------------------------------


Credit Quality


Industry Diversification (Top 5)

Tax Obligation/General                        23%
------------------------------------------------
Tax Obligation/Limited                        18%
------------------------------------------------
Housing/Multifamily                           17%
------------------------------------------------
Healthcare                                    16%
------------------------------------------------
Water and Sewer                                9%
------------------------------------------------

1. Lipper Index returns reflect the performance of funds in the Lipper California Tax-Exempt Money Market Index. Returns assume reinvestment of dividends and do not reflect any applicable sales charge.

2. The 12b-1 fees paid by the fund increased since the last fiscal year to .25% because the number of authorized dealers has increased and Nuveen has begun retaining 12b-1 fees on accounts with no authorized dealer for which Nuveen provides on-going shareholder account services.

                                                          Section 1  The Fund  3

Section 2  How We Manage Your Money

To help you understand how the fund's assets are managed, this section includes a detailed discussion of the adviser's investment and risk management strategies. For a more complete discussion of these matters, please consult the Statement of Additional Information.

Who Manages the Fund

Nuveen Investment Advisory Services provides advisory and investment management services to a broad range of clients. Nuveen Investment Advisory Services is comprised of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp., both of which are wholly-owned subsidiaries of John Nuveen & Co. Incorporated (Nuveen). Nuveen Advisory Corp. (Nuveen Advisory) is the fund's investment adviser and as such is responsible for the selection and on-going monitoring of the securities in the fund's portfolio, managing the fund's business affairs and providing certain clerical, bookkeeping and other administrative services. Nuveen Advisory is located at 333 West Wacker Drive, Chicago, IL 60606. For providing those services, Nuveen Advisory is paid an annual management fee. For the most recent fiscal year, the Fund, as its predecessor, paid .40% of its average net assets to Nuveen Advisory for its services.

Founded in 1898, Nuveen has been synonymous with investments that withstand the test of time. Today, we offer a broad range of quality investments designed for individuals seeking to build and maintain wealth. Nuveen is the sponsor and principal underwriter of the fund's shares and has sponsored or underwritten more than $60 billion of investment company securities. Nuveen and its affiliates have approximately $50 billion in assets under management.

What Securities We Invest In

California Tax-Exempt Money Market Instruments

The fund invests in high quality, short-term California tax-exempt debt securities, commonly known as California municipal money market securities substantially all of which are issued within the State of California. California municipal money market securities pay income which is exempt from both regular federal income tax and California state personal income taxes.

States and local governments, municipalities, agencies and other governmental units issue municipal money market instruments to raise money for various public purposes, such as building public facilities, refinancing outstanding debt and financing general operating expenses. These instruments include general obligation bonds, which are backed by the full faith and credit of the issuer and may be repaid from any revenue source, and revenue bonds, which may be repaid only from the revenue of a specific facility or source. Tax-exempt instruments also include notes, such as bond anticipation, revenue anticipation, construction loan and bank notes, and commercial paper.


4  Section 2 How We Manage Your Money

Credit-Enhanced Investments

Some of the fund's investments may be backed by a letter of credit or other type of credit enhancement. For example, if an issuer does not have the desired credit rating, another company may use its higher credit rating to back the issuer's rating by selling the issuer a letter of credit. Investments backed by a letter of credit are subject to the risk that the company issuing the letter of credit will not be able to fulfill its obligations to the fund, or is thought to be unlikely to be able to do so. This could cause losses to the fund and affect its share price.

Variable Rate and Floating Rate Demand Notes

We expect variable rate and floating rate securities will comprise a large portion of the fund's portfolio. These investments may have stated maturities of more than 397 days, but generally allow the holder to receive payment of principal plus accrued interest much sooner than this. Because their interest rates are not fixed, the income earned by the fund on these securities generally will fluctuate with changes in short-term interest rates.

When-Issued and Delayed Delivery Transactions

The fund may buy or sell securities on a when-issued or delayed delivery basis, paying for or taking delivery of the securities at a later date, normally within 15-45 days of the trade. These transactions involve an element of risk because the value of the security to be purchased may decline before the settlement date.

Temporary Strategies

The fund on a temporary basis may invest in municipal money market securities whose income is not exempt from California state personal income taxes, or in taxable money market securities. Taxable money market securities include U.S. government securities, quality commercial paper or similar fixed-income securities with remaining maturities of one year or less. The fund will only do so under extraordinary circumstances or unusual market conditions. Under these circumstances, the fund will not be pursuing its investment objective.


                                           Section 2 How We Manage Your Money  5

An Important Note About Risk

Although the fund's investment policies are intended to minimize interest rate and credit risk, there can be no guarantee of this.

How We Select Investments

Nuveen Advisory selects money market instruments based on its assessment of current market interest rates and its market outlook. Portfolio managers are supported by a team of specialized research analysts who review securities available for purchase, monitor the continued creditworthiness of the fund's investments, and analyze economic, political and demographic trends affecting the California money market. We seek to identify money market instruments with favorable characteristics we believe are not yet recognized by the market. We then select those higher-yielding and undervalued money market instruments that we believe represent the most attractive values without adding undue risk. We actively manage the maturity of the fund and its portfolio to optimally balance the fund's yield with the fund's exposure to interest rate risk.

How We Manage Risk

Risk is inherent in all investing. Investing in a mutual fund -- even a money market fund -- involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part of your investment. In pursuing its investment objective, the fund assumes investment risk, chiefly in the form of interest rate and credit risk. The fund tries to limit risk by restricting the types and maturities of the money market instruments it purchases, and by diversifying its investment portfolio among issuers and across different industries. Therefore, before investing, you should consider carefully the following risks that you assume when you invest in the fund.

Interest rate risk: Because the fund invests in fixed-income securities, the fund is subject to interest rate risk. Interest rate risk is the risk that the value of the fund's portfolio will decline because of rising interest rates. Interest rate risk is generally lower for shorter-term investments and higher for longer-term investments.

To mitigate interest rate risk, the fund, under normal market conditions, maintains an investment portfolio with an overall weighted average maturity of 90 days or less. In addition, the fund limits its investments to money market instruments with remaining effective maturities of 397 days or less.

Credit risk: The fund is subject to credit risk. Credit risk is the risk that an issuer of a money market instrument will be unable to meet its obligation to make interest and principal payments due to changing financial or market conditions, or possibly due to Year 2000 issues. (See below)

The fund attempts to mitigate credit risk by investing only in high quality money market instruments that Nuveen Advisory believes present minimal credit risks at the time of purchase. High quality instruments are:

 . rated in one of the two highest short-term rating categories by at least two nationally recognized rating services, or

6  Section 2 How We Manage Your Money

 . if only one service has rated the instrument, rated by that service in one of its two highest short-term rating categories, or

 . unrated instruments that Nuveen Advisory judges to be of comparable quality.

In addition, the fund will not invest more than 5% of its total assets in money market instruments rated in the second highest short-term rating categories or in their unrated equivalents.

Year 2000 issues may affect the ability of municipal issuers to meet their interest and principal payment obligations to their bond holders, and may adversely affect the bonds' credit ratings and values. Municipal issuers may have greater Year 2000 risks than other issuers. Nuveen Advisory is requesting information from municipal issuers so that Nuveen Advisory can take the issuers' Year 2000 readiness, if made available, into account in making investment decisions. There can be no assurance that issuers will provide this information to Nuveen Advisory, or that issuers will begin or complete the work necessary to address any Year 2000 issues on a timely basis. Generally, higher rated fixed-income securities carry less credit risk than lower rated fixed-income securities.

Concentration risk: Concentration risk is the risk that economic or other developments affecting a single industry may cause the value of related money market instruments to decline.

To mitigate concentration risk, the fund will not invest more than 25% of its total assets in any one industry, excluding governmental issuers. The fund may, however, invest more than 25% of its assets in a broad segment of the tax-exempt market, such as instruments issued to fund hospitals, housing or airports, if Nuveen Advisory believes that the potential returns justify any additional risks that may arise from doing so. These policies on concentration risk may not be changed without shareholder approval.

The fund may invest without limit in securities backed by letters of credit or other credit enhancements issued by banks and other financial institutions. As a result, changes in the banking industry may cause the value of securities backed by such credit enhancements to decline.

State Specific Risk: Because the fund invests primarily in California municipal money market securities, it bears investment risk from the economical, political or regulatory changes that could adversely affect municipal issuers in the state and therefore the value of the fund's portfolio. See "Appendix--Additional State Information."

Insurance: The fund has purchased liability insurance against a decline in the value of the fund's portfolio caused by the default or bankruptcy of an issuer whose securities are owned by the fund. The insurance covers substantially all of the fund's investments except U.S. government securities. The maximum total coverage for all Nuveen money market funds is $50 million, with a deductible for each loss of 0.10% of the fund's net assets. The fund pays the policy's premiums. Coverage under the policy is subject to certain conditions and may not be renewable upon expiration. While the policy is intended to provide some protection against credit risk and to help the fund maintain a constant price per share of $1.00, there is no guarantee that the insurance will do so.

                                           Section 2 How We Manage Your Money  7

Section 3  How You Can Buy and Sell Shares

We offer a number of services for your convenience. Please see the Statement of Additional Information for further details.

How to Buy Shares

The fund offers only a single Class of Shares. Fund shares may be purchased at net asset value on any business day, which is any day the Federal Reserve Bank of Boston is normally open for business. Generally, the Bank is closed on weekends and national holidays. The fund's net asset value is determined at 12:00 noon Eastern Time on each business day, and on other days where there is significant trading activity in the fund's shares. If the fund receives your order in proper form before 12:00 noon and the fund's custodian receives federal funds from you before 3:00 p.m., Eastern Time, you will receive the dividend declared and net asset value computed on that day. Otherwise, you will receive the next business day's dividend and net asset value.

Through a Financial Adviser
You may purchase shares through your financial adviser, who can handle all the details for you, including opening a new account. Financial advisers also can help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisers generally can help you develop a customized financial plan, select investments, and monitor and review your portfolio on an on-going basis to help assure that your investments continue to meet your needs as circumstances change. Financial advisers are paid for on-going investment advice and services either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge. If you do not have a financial adviser, call (800) 257-8787 and Nuveen can refer you to one in your area.

By Mail
You may open an account and buy shares through the mail by completing the enclosed application and mailing it along with your check to the fund, c/o Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186.

Investment Minimums
The minimum initial investment is $3,000 ($50 if you establish a systematic investment plan). Subsequent investments must be in amounts of $50 or more. The fund reserves the right to reject purchase orders and to waive or increase the minimum investment requirements.

8 Section 3 How You Can Buy and Sell Shares

--------------------------------------------------------------------------------
Systematic Investing
--------------------------------------------------------------------------------

Once you have established a fund account, you may participate in the fund's systematic investment plan. Systematic investing allows you to make regular investments through automatic deductions from your bank account or directly from your paycheck. The minimum automatic deduction is $50 per month. There is no charge to participate in the fund's systematic investment plan. You can stop the deductions at any time by notifying the fund in writing.


From Your Bank Account

You can make systematic investments by authorizing us to draw preauthorized checks on your bank account. To do this, simply complete the appropriate section of the account application form or submit an account update form.


From Your Paycheck

With your employer's consent, you can make systematic investments by authorizing your employer to deduct monies from your paycheck. To do this, contact your financial adviser or call Nuveen at (800) 257-8787.

--------------------------------------------------------------------------------
Special Services
--------------------------------------------------------------------------------

To help make your investing with us easy and efficient, we offer you the following services at no extra cost.


Exchanging Shares

You may exchange fund shares into an identically registered account at any time for an appropriate class of another Nuveen mutual fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may have to pay a sales charge when exchanging shares that you purchased without a sales charge for shares that are sold with a sales charge. Please consult the Statement of Additional Information for details.

The fund may change or cancel its exchange policy at any time upon 60 days' notice. Because an exchange is treated for tax purposes as a purchase and sale, and any gain may be subject to tax, you should consult your tax adviser about the tax consequences of exchanging your shares.


Fund Direct/SM/

The Fund Direct Program allows you to link your fund account to your bank account, transfer money electronically between these accounts, and perform a variety of account transactions, including purchasing shares by telephone and investing through a systematic investment plan. You also may have dividends, distributions, redemption payments or systematic withdrawal plan payments sent directly to your bank account. Your financial adviser can help you complete the forms for these services, or you can call Nuveen at (800) 257-8787 for copies of the necessary forms.

--------------------------------------------------------------------------------
How to Sell Shares
--------------------------------------------------------------------------------

You may sell (redeem) your shares on any business day. You will receive the share price next determined after the fund has received your properly completed redemption request. If you are selling shares purchased recently with a check, you will not receive your redemption proceeds until your check has cleared. This may take up to ten days from your purchase date.


                                 Section 3  How You Can Buy and Sell Shares    9

Through Your Financial Adviser

You may sell your shares through your financial adviser who can prepare the necessary documentation. Your adviser may charge you for this service.


By Telephone

If you have authorized telephone redemption privileges, you can redeem your shares by calling (800) 257-8787. Telephone redemptions are not available if you own shares in certificate form and may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. We will normally mail your check the next business day.


By Check

You may request that the fund provides you with redemption checks. These checks may be made payable to any person in the amount of $500 or more. Simply fill out the appropriate section of the application form and submit the enclosed signature card. You must have enough shares in your account to cover the amount of each check you write or it will be returned. Writing checks from your fund account does not mean that your account is like a bank checking account. This check redemption privilege may be modified or terminated at any time.

By Mail

You can sell your shares at any time by sending a written request to the fund, c/o Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186. Your redemption request must include the following information:

 .  The fund's name;
 .  Your name and account number;
 .  The dollar or share amount you wish to redeem;
 .  The signature of each owner exactly as it appears on the account;
 .  The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);
 .  The address where you want your redemption proceeds sent (if other than the address of record); and
 .  Any required signature guarantees (see below).

The fund will normally mail your check the next business day after it receives your redemption request, but in no event more than seven days after the fund receives your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared. This may take up to ten days from your purchase date.


Signature Guarantees

Signature guarantees are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of

An Important Note About Telephone Transactions

Although Nuveen Investor Services has certain safeguards and procedures to confirm the identity of callers, it will not be liable for losses resulting from following telephone instructions it reasonably believes to be genuine. Also, you should verify your trade confirmations immediately upon receipt.


10 Section 3 How You Can Buy and Sell Shares record, you want the check sent to another address, or if the address on the fund's records has been changed within the last 60 days. Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the fund. A notary public cannot provide a signature guarantee.


Systematic Withdrawal

If the value of your fund account is at least $10,000, you may participate in the fund's systematic withdrawal plan. The plan allows you to make regular withdrawals through automatic deductions from your fund account. The minimum automatic withdrawal is $50 per month. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, or have the monies transferred directly to your bank account (see "Special Services -- Fund Direct" above), paid to a third party or sent payable to you at an address other than the address on the fund's records. To participate in the systematic withdrawal plan, simply complete the appropriate section of the account application or submit an account update form.


Redemptions In-Kind

The fund generally pays redemption proceeds in cash. Under unusual conditions that make cash payment unwise and for the protection of existing shareholders, the fund may pay all or a portion of your redemption proceeds in securities or other fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from that sale.

An Important Note About Involuntary Redemption

From time to time, the fund may establish minimum account size requirements. The fund reserves the right to liquidate your account upon 30 days' written notice if the value of your account falls below an established minimum. The fund has set a minimum account balance of $100 unless you have an active Nuveen Defined Portfolio reinvestment account.


                                  Section 3  How You Can Buy and Sell Shares  11

Section 4  General Information

To help you understand the tax implications of investing in the fund, this section includes important details about how the fund makes distributions to shareholders. We discuss some other fund policies, as well.


--------------------------------------------------------------------------------
Dividends, Distributions and Taxes
--------------------------------------------------------------------------------

The fund pays double tax-free dividends monthly. In the very unlikely event that the fund realizes capital gains or ordinary income subject to regular federal income tax, it will pay any capital gains or other taxable distributions annually in March. The fund declares dividends on each business day to shareholders of record on that day.


Payment and Reinvestment Options

The fund automatically reinvests your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than the address on the fund's records, or reinvested in shares of another Nuveen mutual fund. For more information, contact your financial adviser or call Nuveen at (800) 257-8787.


--------------------------------------------------------------------------------
Taxes and Tax Reporting
--------------------------------------------------------------------------------

Because the fund invests in California municipal money market securities, your regular monthly dividends will be exempt from regular federal as well as California state income taxes. A portion of these dividends, however, may be subject to the federal alternative minimum tax.

Although very unlikely, the fund may, from time to time, distribute taxable ordinary income or capital gains. Capital gains are taxable to shareholders either as ordinary income or as long-term capital gains, depending on how long the fund owned the investment.

Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. If you hold your investment at the firm where you purchased your fund shares, you will receive the statement from that firm. If you hold your shares directly at the fund, Nuveen will send you the statement. The tax status of your dividends is the same whether you reinvest your dividends or elect to receive them in cash.

If you receive social security or railroad retirement benefits, you should consult your tax adviser about how an investment in the fund may affect the federal taxation of your benefits. The State of California does not tax any portion of these benefits.


12  Section 4  General Information

Please note that if you do not furnish the fund with your correct Social Security number or employer identification number, federal law requires the fund to withhold federal income tax from your distributions and redemption proceeds, currently at a rate of 31%.

Please consult the Statement of Additional Information and your tax adviser for more information about taxes.

Taxable Equivalent Yields

The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the funds with taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical tax-free yields and tax rates.

                            Taxable Equivalent Yield
---------------------------------------------------------------------------
Combined Federal and                     Tax-Exempt Yields
State Tax Rates         2.00%     2.50%       3.00%     3.50%      4.00%
 ...........................................................................
34.5%                   3.05%     3.82%       4.58%     5.34%     6.11%
 ...........................................................................
37.5%                   3.20%     4.00%       4.80%     5.60%     6.40%
 ...........................................................................
42.0%                   3.45%     4.31%       5.17%     6.03%     6.90%
 ...........................................................................
45.0%                   3.64%     4.55%       5.45%     6.36%     7.27%
 ...........................................................................

The yields and tax rates shown above are hypothetical and do not predict your actual returns or effective tax rate. For more detailed information, see the Statement of Additional Information or consult your tax adviser.

Service Plan

Nuveen serves as the selling agent and distributor of the fund's shares. In this capacity, Nuveen manages the offering of the fund's shares and is responsible for all sales and promotional activities, and for providing certain services to shareholders. The fund has adopted a service plan in accordance with Rule 12b-1 under the Investment Company Act of 1940 to reimburse Nuveen for these services.

The service fee payable under the plan is .25% of the average daily net assets of serviced accounts. Nuveen uses this fee to compensate authorized dealers, including Nuveen, for providing on-going account services to shareholders. These services may include establishing and maintaining your account, answering your questions and providing other personal services to you. Because these fees are paid out of the fund's assets on an on-going basis, over time these fees will increase the cost of your investment. Nuveen may, in its discretion and from its own resources, pay certain financial service firms additional amounts for services rendered to shareholders.

Net Asset Value

The price you pay and receive for your shares is based on the fund's net asset value per share, which is determined at 12:00 noon Eastern Time on each business day. Because the fund seeks to maintain a constant price per share of $1.00, the fund values its portfolio securities using the amortized cost method, which approximates market value and is described in more detail in the Statement of Additional Information. There can be no

                                               Section 4 General Information  13
assurance that the fund will be able to maintain a constant price per share of $1.00.


Fund Service Providers

The custodian of the fund's assets is The Chase Manhattan Bank, 4 New York Plaza, New York, NY 10004-2413. Chase also provides certain accounting services to the fund. The fund's transfer, shareholder services and dividend paying agent, Chase Global Funds Services Company, P.O. Box 5186, New York, NY 10274-5186, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

Year 2000

The fund's service providers rely on computer systems to manage the fund's investments, process shareholder transactions and provide shareholder account maintenance. Because of the way computers historically have stored dates, some of these systems currently may not be able to correctly process activity occurring in the year 2000. Nuveen is working with the fund's service providers to adapt their systems to address this issue. Nuveen and the fund expect that the necessary work will be completed on a timely basis, although there can be no assurance of this.

14  Section 4  General Information

Section 5  Financial Highlights


                                             Section 5  General Information  15

Appendix  Additional State Information


Because the fund invests primarily in California tax-exempt investments, it is more vulnerable than more geographically diversified tax-exempt funds to the California economy and issues encountered by tax exempt issuers in California such as the inability or perceived inability of the state or local municipality (or their agencies or instrumentalities) to collect sufficient tax or other revenues to meet their payment obligations, the placement of constitutional or statutory limits on a tax-exempt issuer's ability to raise revenues or increase taxes, and economic or demographic factors that may cause a decrease in tax or other revenues for the state or local municipality (or their agencies or instrumentalities).

These factors, among others, may affect tax-exempt issuers' ability to pay their obligations when due and may adversely impact the fund and its shareholders.

The State of California experienced economic recessions during the late 1980's/early 1990's, and the credit ratings assigned to California's general obligation bonds were reduced by at least one rating agency since 1990. The State of California may experience financial difficulties in the future, which could lead to reductions in California's credit standing and the credit standing of certain local governments.

Nuveen Mutual Funds

Nuveen offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by investment objectives.

Growth
Nuveen Rittenhouse Growth Fund

Growth and Income
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund
Dividend and Growth Fund
European Value Fund

Income
Income Fund

Tax-Free Income
National Municipal Bond Funds

Long-term                              Intermediate-term
Insured Long-term                      Limited-term

State Municipal Bond Funds

Arizona                 Louisiana                 North Carolina
California/1/           Maryland                  Ohio
Colorado                Massachusetts/1/          Pennsylvania
Connecticut             Michigan                  Tennessee
Florida                 Missouri                  Virginia
Georgia                 New Jersey                Wisconsin
Kansas                  New Mexico
Kentucky                New York/1/

Cash Reserves

Money Market Fund
Municipal Money Market Fund
California Tax-Exempt Money Market Fund
New York Tax-Exempt Money Market Fund

Several additional sources of information are available to you. The Statement of Additional Information, incorporated by reference into this prospectus, contains detailed information on fund policies and operations. Shareholder reports contain management's discussion of market conditions, investment strategies and performance results as of the fund's latest semi-annual or annual fiscal year end. Call Nuveen at (800) 257-8787 to request a free copy of any of these materials or other fund information, or ask your financial adviser for copies.

You also may obtain this and other fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (800) SEC-0330 for room hours and operation. You also may request fund information by writing to the SEC's Public Reference Section, Washington, D.C. 20549. The fund's Investment Company Act file number is 811-09267.

1. Long-term and insured long-term portfolios.

NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com

MMPR-MM 6-99

                                                       June 10, 1999  Prospectus
                                                                    Mutual Funds


         Nuveen New York Tax-Exempt
         Money Market Fund

                                                         For investors
                                                         seeking
                                                         attractive triple
                                                         tax-free
                                                         income
                                                         and
                                                         stability
                                                         of principal




 Featuring Portfolio Management By Nuveen Investment Advisory Services
                                     A Premier Adviser/SM/ for Income Investing

-----------------------------------------------------
The Securities and Exchange Commission has not
approved or disapproved these securities or
passed upon the adequacy of this prospectus. Any
representation to the contrary is a criminal offense.
-----------------------------------------------------

Table of Contents


Section 1  The Fund

This section provides you with an overview of the fund including investment objectives, portfolio holdings and historical performance information.


Introduction                                                                1
-----------------------------------------------------------------------------
Nuveen New York Tax-Exempt Money Market Fund                                2
-----------------------------------------------------------------------------


Section 2  How We Manage Your Money

This section gives you a detailed discussion of our investment and risk management strategies.

Who Manages the Fund                                                        4
-----------------------------------------------------------------------------
What Securities We Invest In                                                4
-----------------------------------------------------------------------------
How We Select Investments                                                   5
-----------------------------------------------------------------------------
How We Manage Risk                                                          6
-----------------------------------------------------------------------------


Section 3  How You Can Buy and Sell Shares

This section provides the information you need to move money into and out of your account.

How to Buy Shares                                                           8
-----------------------------------------------------------------------------
Systematic Investing                                                        9
-----------------------------------------------------------------------------
Special Services                                                            9
-----------------------------------------------------------------------------
How to Sell Shares                                                         10
-----------------------------------------------------------------------------


Section 4  General Information

This section summarizes the fund's distribution policies and other general information.

Dividends, Distributions and Taxes                                         12
-----------------------------------------------------------------------------
Taxes and Tax Reporting                                                    12
-----------------------------------------------------------------------------
Service Plan                                                               13
-----------------------------------------------------------------------------
Net Asset Value                                                            14
-----------------------------------------------------------------------------
Fund Service Providers                                                     14
-----------------------------------------------------------------------------
Year 2000                                                                  14
-----------------------------------------------------------------------------


Section 5  Financial Highlights

This section provides the fund's financial performance
for the past five years.                                                   15
-----------------------------------------------------------------------------

We have used the icons below throughout this prospectus to make it easy for you to find the type of information you need.


Investment
Strategy


Risks


Fees, Charges
and Expenses


Shareholder
Instructions


Performance and
Current Portfolio
Information

Section 1  The Fund                                                June 10, 1999

                                    Nuveen New York Tax-Exempt Money Market Fund


Introduction

This prospectus is intended to provide important information to help you evaluate whether the Nuveen New York Tax-Exempt Money Market Fund may be right for you. Please read it carefully before investing and keep it for future reference.

Regular Income, Convenience and Stability of Principal

Tax-free money market funds offer you the opportunity to earn tax-free income on your cash reserves while also providing easy access to your money and stability of principal. They can provide a convenient way to make gradual transfers into stock or bond funds, or to lower the overall risk of your portfolio.

The fund invests in high quality municipal money market securities that its investment adviser believes present minimal credit risks. The fund's investment policies are designed to mitigate overall risk and maintain a constant price per share of $1.00, but there can be no guarantee of this.


--------------------------------------------------------------------------------
NOT FDIC OR GOVERNMENT INSURED         MAY LOSE VALUE        NO BANK GUARANTEE
--------------------------------------------------------------------------------

                                                          Section 1  The Fund  1

                                    Nuveen New York Tax-Exempt Money Market Fund


Fund Overview


Investment Objective

The fund's investment objective is to provide as high a level of current income exempt from both regular federal and New York personal income taxes as is consistent with the stability of principal and the maintenance of liquidity.

How the Fund Pursues Its Objective

The Fund invests substantially all of its assets in high quality New York tax-exempt money market instruments that the fund's investment adviser believes present minimal credit risks. The adviser selects money market instruments based on its assessment of current market interest rates and its market outlook. The adviser seeks to identify money market instruments with favorable characteristics the adviser believes are not yet recognized by the market.

What are the Risks of Investing in the Fund?

While the fund invests in securities its investment adviser believes present minimal credit and interest rate risks, the fund is not risk free. The value of the fund's investments may be adversely affected by changes in prevailing interest rates, an issuer's credit quality or New York's economy. The fund's investment policies are designed to mitigate these risks and maintain a constant price per share of $1.00, but there can be no guarantee of this. Like any mutual fund investment, loss of money is a risk of investing.

Is This Fund Right for You?

The fund may be appropriate for you if you seek to:

 . Earn monthly tax-free income on your cash reserves with check-writing privileges;
 . Maintain stability of principal;
 . Make gradual transfers into stock or bond funds; or . Lower the overall risk of your investment portfolio.

You should not invest in this fund if you seek to pursue long-term growth of principal.


How the Fund Has Performed

The chart and table below illustrate annual fund returns for each of the past ten years as well as annualized fund and index returns for the one-, five-year, ten-year and since inception periods ended December 31, 1998. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment). Past performance is not necessarily an indication of future performance.

Total Returns

[Bar Chart Appears Here]          Annual Returns*

   5.65%  5.19%  3.92%  2.23%  1.62%  2.17%  3.45%  2.92%  3.15%  2.87%

   1989   1990   1991   1992   1993   1994   1995   1996   1997   1998

*  The year-to-date return as of March 31, 1999 was .56%.

During the last ten years ended December 31, 1998, the highest and lowest quarterly returns were 1.46% and .34%, respectively, for the quarters ended June 30, 1989 and March 31, 1993.

                                               Average Annual Total Returns for
                                             the Periods Ended December 31, 1998
                                             -----------------------------------
                                                  1 Year   5 Year   10 Year
 Nuveen New York Tax-Exempt Money Market Fund      2.87%    2.91%    3.31%
 -------------------------------------------------------------------------------
 Lipper Index/1/                                   2.84%    2.89%    3.34%

Based on the seven-day period ended December 31, 1998, the fund's yield was 3.08%, and the taxable equivalent yield (using maximum federal income tax rate of 39.6%) was 5.10%. For the fund's current yields, please call Nuveen at (800) 257-8787.


2  Section 1  The Fund

What are the Costs of Investing?

This table describes the fees and
expenses that you may pay if you
buy and hold shares of the fund.

Shareholder Transaction Expenses

Paid Directly From Your Investment

-----------------------------------------------------------------
Maximum Sales Charge Imposed
on Purchases                                                 None
-----------------------------------------------------------------
Maximum Sales Charge Imposed
on Reinvested Dividends                                      None
-----------------------------------------------------------------
Exchange Fees                                                None
-----------------------------------------------------------------

Annual Fund Operating Expenses
Paid From Fund Assets
-----------------------------------------------------------------
Management Fees                                              .40%
-----------------------------------------------------------------
12b-1 Distribution and Service Fees/2/                       .25%
-----------------------------------------------------------------
Other Expenses                                               .29%
-----------------------------------------------------------------
Total Operating Expenses--Gross+                             .94%
-----------------------------------------------------------------

+ After Expense Reimbursements
-----------------------------------------------------------------
  Expense Reimbursements                                  -- .39%
-----------------------------------------------------------------
  Total Operating Expenses--Net                              .55%
-----------------------------------------------------------------

Total Operating Expenses--Net reflect the undertaking of the fund's adviser to reimburse expenses through December 31, 1999 in an amount necessary to limit total operating expenses to .55%. Thereafter, reimbursements may be modified or discontinued at the adviser's discretion without notice.

Example
The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated, and then redeem all your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual returns and costs may be higher or lower.

1 Year                                           $77
----------------------------------------------------
3 Years                                         $240
----------------------------------------------------
5 Years                                         $417
----------------------------------------------------
10 Years                                        $930
----------------------------------------------------


How the Fund Is Invested (as of 05/31/99)

Portfolio Statistics

Weighted Average Maturity (Days)                  39
----------------------------------------------------

Credit Quality


Industry Diversification  (Top 5)
----------------------------------------------------
Tax Obligations/General                          24%
----------------------------------------------------
Education and Civic Organizations                17%
----------------------------------------------------
Tax Obligations/Limited                          12%
----------------------------------------------------
Housing/Multifamily                               9%
----------------------------------------------------
Long-Term Care                                    9%
----------------------------------------------------

1. Lipper Index returns reflect the performance of mutual funds in the Lipper New York Tax-Exempt Money Market Index. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.

2. The 12b-1 fees paid by the fund increased since the last fiscal year to .25% because the number of authorized dealers has increased and Nuveen has begun retaining 12b-1 fees on accounts with no authorized dealer for which Nuveen provides on-going shareholder account services.

                                                          Section 1  The Fund  3

Section 2  How We Manage Your Money

To help you understand how the fund's assets are managed, this section includes a detailed discussion of the adviser's investment and risk management strategies. For a more complete discussion of these matters, please consult the Statement of Additional Information.

Who Manages the Fund

Nuveen Investment Advisory Services provides advisory and investment management services to a broad range of clients. Nuveen Investment Advisory Services is comprised of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp., both of which are wholly-owned subsidiaries of John Nuveen & Co. Incorporated (Nuveen). Nuveen Advisory Corp. (Nuveen Advisory) is the fund's investment adviser and as such is responsible for the selection and on-going monitoring of the securities in the fund's portfolio, managing the fund's business affairs and providing certain clerical, bookkeeping and other administrative services. Nuveen Advisory is located at 333 West Wacker Drive, Chicago, IL 60606. For providing these services, Nuveen Advisory is paid an annual management fee. For the most recent fiscal year, the fund, as its predecessor, paid .40% of its average net assets to Nuveen Advisory for its services.

Founded in 1898, Nuveen has been synonymous with investments that withstand the test of time. Today, we offer a broad range of quality investments designed for individuals seeking to build and maintain wealth. Nuveen is the sponsor and principal underwriter of the fund's shares and has sponsored or underwritten more than $60 billion of investment company securities. Nuveen and its affiliates have approximately $50 billion in assets under management.

What Securities We Invest In

New York Tax-Exempt Money Market Instruments

The Fund invests in high quality, short-term New York tax-exempt debt securities, commonly known as New York municipal money market securities substantially all of which are issued within the State of New York. New York municipal money market securities pay income which is exempt from both regular federal income tax and New York state and local personal income taxes.

States and local governments, municipalities, agencies and other governmental units issue municipal money market securities to raise money for various public purposes, such as building public facilities, refinancing outstanding debt and financing general operating expenses. These securities include general obligation bonds, which are backed by the full faith and credit of the issuer and may be repaid from any revenue source, and revenue bonds, which may be repaid only from the revenue of a specific facility or source. Tax-exempt securities also include notes, such

4  Section 2  How We Manage Your Money
as bond anticipation, revenue anticipation, construction loan and bank notes, and commercial paper.

Credit-Enhanced Investments

Some of the fund's investments may be backed by a letter of credit or other type of credit enhancements. For example, if an issuer does not have the desired credit rating, another company may use its higher credit rating to back the issuer's rating by selling the issuer a letter of credit. Investments backed by a letter of credit are subject to the risk that the company issuing the letter of credit will not be able to fulfill its obligations to the fund, or is thought to be unlikely to be able to do so. This could cause losses to the fund and affect its share price.

Variable Rate and Floating Rate Demand Notes

We expect variable rate and floating rate securities will comprise a large portion of the fund's portfolio. These investments may have stated maturities of more than 397 days, but generally allow the holder to receive payment of principal plus accrued interest much sooner than this. Because their interest rates are not fixed, the income earned by the fund on these securities generally will fluctuate with changes in short-term interest rates.

When-Issued and Delayed Delivery Transactions

The fund may buy or sell securities on a when-issued or delayed delivery basis, paying for or taking delivery of the securities at a later date, normally within 15-45 days of the trade. These transactions involve an element of risk because the value of the security to be purchased may decline before the settlement date.

Temporary Strategies

The fund on a temporary basis may invest in municipal money market securities whose income is not exempt from New York state and local personal income taxes, or in taxable money market securities. Taxable money market securities include U.S. government securities, quality commercial paper or similar fixed-income securities with remaining maturities of one year or less. The fund will only do so under extraordinary circumstances or unusual market conditions. Under these circumstances, the fund will not be pursuing its investment objective.

How We Select Investments

Nuveen Advisory selects money market instruments based on its assessment of current market interest rates and its market outlook. Portfolio managers are supported by a team of specialized research analysts who review securities available for purchase, monitor the continued creditworthiness of the fund's investments, and analyze economic, political and demographic trends affecting the New York money market. We seek to identify money market instruments with favorable characteristics we believe are not yet recognized by the market. We then select those higher-yielding and undervalued money market instruments that we believe represent the most attractive values without adding undue risk. We actively manage the maturity of the fund and its portfolio to optimally balance the fund's yield with the fund's exposure to interest rate risk.

                                          Section 2  How We Manage Your Money  5

How We Manage Risk

Risk is inherent in all investing. Investing in a mutual fund -- even a money market fund -- involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part of your investment. In pursuing its investment objective, the fund assumes investment risk, chiefly in the form of interest rate and credit risk. The fund tries to limit risk by restricting the types and maturities of the money market instruments it purchases, and by diversifying its investment portfolio among issuers and across different industries. Therefore, before investing, you should consider carefully the following risks that you assume when you invest in the fund.

Interest rate risk: Because the fund invests in fixed-income securities, the fund is subject to interest rate risk. Interest rate risk is the risk that the value of the fund's portfolio will decline because of rising interest rates. Interest rate risk is generally lower for shorter-term investments and higher for longer-term investments.

To mitigate interest rate risk, the fund, under normal market conditions, maintains an investment portfolio with an overall weighted average maturity of 90 days or less. In addition, the fund limits its investments to money market instruments with remaining effective maturities of 397 days or less.

Credit risk: The fund is subject to credit risk. Credit risk is the risk that an issuer of a money market instrument will be unable to meet its obligation to make interest and principal payments due to changing financial or market conditions, or possibly due to Year 2000 issues. (See below)

The fund attempts to mitigate credit risk by investing only in high quality money market instruments that Nuveen Advisory believes present minimal credit risks at the time of purchase. High quality instruments are:

 . rated in one of the two highest short-term rating categories by at least two nationally recognized rating services, or

 . if only one service has rated the instrument, rated by that service in one of its two highest short-term rating categories, or

 . unrated instruments that Nuveen Advisory judges to be of comparable quality.

In addition, the fund will not invest more than 5% of its total assets in money market instruments rated in the second highest short-term rating categories or in their unrated equivalents.

Year 2000 issues may affect the ability of municipal issuers to meet their interest and principal payment obligations to their bond holders, and may adversely affect the bonds' credit ratings and values. Municipal issuers may have greater Year 2000 risks than other issuers. Nuveen Advisory is requesting information from municipal issuers so that Nuveen Advisory can take the issuers' Year 2000 readiness, if made available, into account in making investment decisions. There can be no assurance that issuers will provide this information to Nuveen Advisory, or that issuers will begin or complete the work necessary to address any Year 2000 issues on a timely basis. Generally, higher rated fixed-income securities carry less credit risk than lower rated fixed-income securities.

Concentration risk: Concentration risk is the risk that economic or other developments affecting a single industry may cause the value of related money market instruments to decline.

To mitigate concentration risk, the fund will not invest more than 25% of its total assets in any one industry, excluding governmental issuers. The fund may, however, invest more than 25% of its assets in a broad segment


An Important Note About Risk

Although the fund's investment policies are intended to minimize interest rate and credit risk, there can be no guarantee of this.

6  Section 2  How We Manage Your Money
of the tax-exempt market, such as instruments issued to fund hospitals, housing or airports, if Nuveen Advisory believes that the potential returns justify any additional risks that may arise from doing so. These policies on concentration risk may not be changed without shareholder approval.

The fund may invest without limit in securities backed by letters of credit or other credit enhancements issued by banks and other financial institutions. As a result, changes in the banking industry may cause the value of securities backed by such credit enhancements to decline.

State Specific Risk

Because the fund invests primarily in New York municipal money market securities it bears investment risk from the economical, political or regulatory changes that could adversely affect municipal issuers in the state and therefore the value of the fund's portfolio. See "Appendix--Additional State Information."

Insurance: The fund has purchased liability insurance against a decline in the value of the fund's portfolio caused by the default or bankruptcy of an issuer whose securities are owned by the fund. The insurance covers substantially all of the fund's investments except U.S. government securities. The maximum total coverage for all Nuveen money market funds is $50 million, with a deductible for each loss of 0.10% of the fund's net assets. The fund pays the policy's premiums. Coverage under the policy is subject to certain conditions and may not be renewable upon expiration. While the policy is intended to provide some protection against credit risk and to help the fund maintain a constant price per share of $1.00, there is no guarantee that the insurance will do so.

                                          Section 2  How We Manage Your Money  7

Section 3  How You Can Buy and Sell Shares

We offer a number of services for your convenience. Please see the Statement of Additional Information for further details.

How to Buy Shares

The fund offers only a single class of shares. Fund shares may be purchased at net asset value on any business day, which is any day the Federal Reserve Bank of Boston is normally open for business. Generally, the bank is closed on weekends and National holidays. The fund's net asset value is determined at 12:00 noon Eastern Time on each business day, and on other days where there is significant trading activity in the fund's shares. If the fund receives your order in proper form before 12:00 noon and the fund's custodian receives federal funds from you before 3:00 p.m., Eastern Time, you will receive the dividend declared and net asset value computed on that day. Otherwise, you will receive the next business day's dividend and net asset value.

Through a Financial Adviser

You may purchase shares through your financial adviser, who can handle all the details for you, including opening a new account. Financial advisers also can help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisers generally can help you develop a customized financial plan, select investments, and monitor and review your portfolio on an on-going basis to help assure that your investments continue to meet your needs as circumstances change. Financial advisers are paid for on-going investment advice and services either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge. If you do not have a financial adviser, call (800) 257-8787 and Nuveen can refer you to one in your area.

By Mail

You may open an account and buy shares through the mail by completing the enclosed application and mailing it along with your check to the fund, c/o Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186.

Investment Minimums

The minimum initial investment in the Fund is $3,000 ($50 if you establish a systematic investment plan). Subsequent investments must be in amounts of $50 or more. The fund reserves the right to reject purchase orders and to waive or increase the minimum investment requirements.

8  Section 3  How You Can Buy and Sell Shares

Systematic Investing

Once you have established a fund account, you may participate in the fund's systematic investment plan. Systematic investing allows you to make regular investments through automatic deductions from your bank account or directly from your paycheck. The minimum automatic deduction is $50 per month. There is no charge to participate in the fund's systematic investment plan. You can stop the deductions at any time by notifying the fund in writing.

From Your Bank Account

You can make systematic investments by authorizing us to draw preauthorized checks on your bank account. To do this, simply complete the appropriate section of the account application form or submit an account update form.

From Your Paycheck

With your employer's consent, you can make systematic investments by authorizing your employer to deduct monies from your paycheck. To do this, contact your financial adviser or call Nuveen at (800) 257-8787.

Special Services

To help make your investing with us easy and efficient, we offer you the following services at no extra cost.

Exchanging Shares

You may exchange fund shares into an identically registered account at any time for an appropriate class of another Nuveen mutual fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may have to pay a sales charge when exchanging shares that you purchased without a sales charge for shares that are sold with a sales charge. Please consult the Statement of Additional Information for details.

The fund may change or cancel its exchange policy at any time upon 60 days' notice. Because an exchange is treated for tax purposes as a purchase and sale, and any gain may be subject to tax, you should consult your tax adviser about the tax consequences of exchanging your shares.

Fund Direct/SM/

The Fund Direct Program allows you to link your fund account to your bank account, transfer money electronically between these accounts, and perform a variety of account transactions, including purchasing shares by telephone and investing through a systematic investment plan. You also may have dividends, distributions, redemption payments or systematic withdrawal plan payments sent directly to your bank account. Your financial adviser can help you complete the forms for these services, or you can call Nuveen at (800) 257-8787 for copies of the necessary forms.

                                  Section 3  How You Can Buy and Sell Shares  9

An Important Note About Telephone Transactions

Although Nuveen Investor Services has certain safeguards and procedures to confirm the identity of callers, it will not be liable for losses resulting from following telephone instructions it reasonably believes to be genuine. Also, you should verify your trade confirmations immediately upon receipt.

How to Sell Shares

You may sell (redeem) your shares on any business day. You will receive the share price next determined after the fund has received your properly completed redemption request. If you are selling shares purchased recently with a check, you will not receive your redemption proceeds until your check has cleared. This may take up to ten days from your purchase date.

Through Your Financial Adviser
You may sell your shares through your financial adviser who can prepare the necessary documentation. Your adviser may charge you for this service.

By Telephone
If you have authorized telephone redemption privileges, you can redeem your shares by calling (800) 257-8787. Telephone redemptions are not available if you own shares in certificate form and may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. We will normally mail your check the next business day.

By Check
You may request that the fund provides you with redemption checks. These checks may be made payable to any person in the amount of $500 or more. Simply fill out the appropriate section of the application form and submit the enclosed signature card. You must have enough shares in your account to cover the amount of each check you write or it will be returned. Writing checks from your fund account does not mean that your account is like a bank checking account. This check redemption privilege may be modified or terminated at any time.

By Mail
You can sell your shares at any time by sending a written request to the fund, c/o Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186. Your redemption request must include the following information:

 . The fund's name;

 . Your name and account number;

 . The dollar or share amount you wish to redeem;

 . The signature of each owner exactly as it appears on the account;

 . The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);

 . The address where you want your redemption proceeds sent (if other than the address of record); and

 . Any required signature guarantees (see below).


10  Section 3  How You Can Buy and Sell Shares

An Important Note About Involuntary Redemption

From time to time, the fund may establish minimum account size requirements. The fund reserves the right to liquidate your account upon 30 days' written notice if the value of your account falls below an established minimum. The fund has set a minimum account balance of $100 unless you have an active Nuveen Defined Portfolio reinvestment account.

The fund will normally mail your check the next business day after it receives your redemption request, but in no event more than seven days after the fund receives your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared. This may take up to ten days from your purchase date.

Signature Guarantees
Signature guarantees are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record, you want the check sent to another address, or if the address on the fund's records has been changed within the last 60 days. Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the fund. A notary public cannot provide a signature guarantee.

Systemic Withdrawal
If the value of your fund account is at least $10,000, you may participate in the fund's systematic withdrawal plan. The plan allows you to make regular withdrawals through automatic deductions from your fund account. The minimum automatic withdrawal is $50 per month. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, or have the monies transferred directly to your bank account (see "Special Services -- Fund Direct" above), paid to a third party or sent payable to you at an address other than the address on the fund's records. To participate in the systematic withdrawal plan, simply complete the appropriate section of the account application or submit an account update form.

Redemptions In-Kind
The fund generally pays redemption proceeds in cash. Under unusual conditions that make cash payment unwise and for the protection of existing shareholders, the fund may pay all or a portion of your redemption proceeds in securities or other fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from that sale.

                                  Section 3 How You Can Buy and Sell Shares  11

Section 4  General Information

To help you understand the tax implications of investing in the fund, this section includes important details about how the fund makes distributions to shareholders. We discuss some other fund policies, as well.

Dividends, Distributions and Taxes

The fund pays triple tax-free dividends monthly. In the very unlikely event that the fund realizes capital gains or ordinary income subject to regular federal income tax, it will pay any capital gains or other taxable distributions annually in March. The fund declares dividends on each business day to shareholders of record on that day.

Payment and Reinvestment Options

The fund automatically reinvests your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than the address on the fund's records, or reinvested in shares of another Nuveen mutual fund. For more information, contact your financial adviser or call Nuveen at (800) 257-8787.

Taxes and Tax Reporting

Because the fund invests in New York municipal money market securities, your regular monthly dividends will be exempt from regular federal as well as New York state and local income taxes. A portion of these dividends, however, may be subject to the federal alternative minimum tax.

Although very unlikely, the fund may, from time to time, distribute taxable ordinary income or capital gains. Capital gains are taxable to shareholders either as ordinary income or as long-term capital gains, depending on how long the fund owned the investment.

Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. If you hold your investment at the firm where you purchased your fund shares, you will receive the statement from that firm. If you hold your shares directly at the fund, Nuveen will send you the statement. The tax status of your dividends is the same whether you reinvest your dividends or elect to receive them in cash.

If you receive social security or railroad retirement benefits, you should consult your tax adviser about how an investment in the fund may affect the federal taxation of your benefits. The State of New York does not tax any portion of these benefits.

Please note that if you do not furnish the fund with your correct Social Security number or employer identification number, federal law requires

12  Section 4  General Information
the fund to withhold federal income tax from your distributions and redemption proceeds, currently at a rate of 31%.

Please consult the Statement of Additional Information and your tax adviser for more information about taxes.

Taxable Equivalent Yields

The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the funds with taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical tax-free yields and tax rates.


                           Taxable Equivalent Yield
--------------------------------------------------------------------------------
Combined State and                    Tax-Exempt Yields
Federal Tax Rates        2.00%        2.50%        3.00%       3.50%    4.00%
--------------------------------------------------------------------------------
33.0%                    2.99%        3.73%        4.48%       5.22%    5.97%
--------------------------------------------------------------------------------
35.5%                    3.10%        3.88%        4.65%       5.43%    6.20%
--------------------------------------------------------------------------------
40.5%                    3.36%        4.20%        5.04%       5.88%    6.72%
--------------------------------------------------------------------------------
43.5%                    3.54%        4.42%        5.31%       6.19%    7.08%
--------------------------------------------------------------------------------

The yields and tax rates shown above are hypothetical and do not predict your actual returns or effective tax rate. For more detailed information, see the Statement of Additional Information or consult your tax adviser.

Service Plan

Nuveen serves as the selling agent and distributor of the fund's shares. In this capacity, Nuveen manages the offering of the fund's shares and is responsible for all sales and promotional activities, and for providing certain services to shareholders. The fund has adopted a service plan in accordance with Rule 12b-1 under the Investment Company Act of 1940 to reimburse Nuveen for these services.

The service fee payable under the plan is .25% of the average daily net assets of serviced accounts. Nuveen uses this fee to compensate authorized dealers, including Nuveen, for providing on-going account services to shareholders. These services may include establishing and maintaining your account, answering your questions and providing other personal services to you. Because these fees are paid out of the fund's assets on an on-going basis, over time these fees will increase the cost of your investment. Nuveen may, in its discretion and from its own resources, pay certain financial service firms additional amounts for services rendered to shareholders.

                                              Section 4  General Information  13

Net Asset Value

The price you pay and receive for your shares is based on the fund's net asset value per share, which is determined at 12:00 noon Eastern Time on each business day. Because the fund seeks to maintain a constant price per share of $1.00, the fund values its portfolio securities using the amortized cost method, which approximates market value and is described in more detail in the Statement of Additional Information. There can be no assurance that the fund will be able to maintain a constant price per share of $1.00.

Fund Service Providers

The custodian of the fund's assets is The Chase Manhattan Bank, 4 New York Plaza, New York, NY 10004-2413. Chase also provides certain accounting services to the fund. The fund's transfer, shareholder services and dividend paying agent, Chase Global Funds Services Company, P.O. Box 5186, New York, NY 10274-5186, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

Year 2000

The fund's service providers rely on computer systems to manage the fund's investments, process shareholder transactions and provide shareholder account maintenance. Because of the way computers historically have stored dates, some of these systems currently may not be able to correctly process activity occurring in the year 2000. Nuveen is working with the fund's service providers to adapt their systems to address this issue. Nuveen and the fund expect that the necessary work will be completed on a timely basis, although there can be no assurance of this.

14  Section 4  General Information

Section 5  Financial Highlights


                                          Section 5  Financial Highlights    15

Appendix  Additional State Information


Because the fund invests primarily in New York tax-exempt investments, it is more vulnerable than more geographically diversified tax-exempt funds to the New York economy and issues encountered by tax exempt issuers in New York such as the inability or perceived inability of the state or local municipality (or their agencies or instrumentalities) to collect sufficient tax or other revenues to meet their payment obligations, the placement of constitutional or statutory limits on a tax-exempt issuer's ability to raise revenues or increase taxes, and economic or demographic factors that may cause a decrease in tax or other revenues for the state or local municipality (or their agencies or instrumentalities), or for the private operators of publicly financed facilities.

These factors, among others, may affect tax-exempt issuers' abilities to pay their obligations when due and may adversely impact the fund and its shareholders.

The State of New York experienced economic recessions during the late 1980's/early 1990's, and the credit ratings assigned to New York's general obligation bonds were reduced by at least one rating agency since 1990. In addition, the State of New York and many of its agencies and local governments have been experiencing, and continue to experience, significant financial difficulties. The State of New York may experience financial difficulties in the future, which could lead to reductions in New York's credit standing and possibly the credit standing of certain local governments (including New York
City).

Nuveen Mutual Funds


Nuveen offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by investment objectives.

Growth
Nuveen Rittenhouse Growth Fund

Growth and Income
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund
Dividend and Growth Fund
European Value Fund

Income
Income Fund

Tax-Free Income
National Municipal Bond Funds
Long-term                            Intermediate-term
Insured Long-term                    Limited-term

State Municipal Bond Funds


Arizona                             Louisiana                  North Carolina
California/1/                       Maryland                   Ohio
Colorado                            Massachusetts/1/           Pennsylvania
Connecticut                         Michigan                   Tennessee
Florida                             Missouri                   Virginia
Georgia                             New Jersey                 Wisconsin
Kansas                              New Mexico
Kentucky                            New York/1/

Cash Reserves
Money Market Fund
Municipal Money Market Fund
California Tax-Exempt Money Market Fund
New York Tax-Exempt Money Market Fund

Several additional sources of information are available to you. The Statement of Additional Information, incorporated by reference into this prospectus, contains detailed information on fund policies and operations. Shareholder reports contain management's discussion of market conditions, investment strategies and performance results as of the fund's latest semi-annual or annual fiscal year end. Call Nuveen at (800) 257-8787 to request a free copy of any of these materials or other fund information, or ask your financial adviser for copies.

You also may obtain this and other fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (800) SEC-0330 for room hours and operation. You also may request fund information by writing to the SEC's Public Reference Section, Washington, D.C. 20549. The fund's Investment Company Act file number is 811-09267.

1. Long-term and insured long-term portfolios.


NUVEEN
John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 257-8787
www.nuveen.com

Statement of Additional Information

June 10, 1999
Nuveen Money Market Trust
333 West Wacker Drive
Chicago, Illinois 60606

Nuveen Money Market Trust
NUVEEN INSTITUTIONAL TAX-EXEMPT MONEY MARKET FUND

This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus of the Nuveen Institutional Tax-Exempt Money Market Fund dated June 10, 1999. The Pro-spectus may be obtained without charge from certain securities representatives, banks, and other financial institutions that have entered into sales agreements with John Nuveen & Co. Incorporated, or from the Fund by mailing a written re-quest to the Fund, c/o. John Nuveen & Co. Incorporated ("Nuveen"), 333 West Wacker Drive, Chicago, Illinois 60606 or by calling (800) 257-8787.

Table of Contents                                       Page
------------------------------------------------------------
Investment Policies and Investment Portfolio             S-2
------------------------------------------------------------
Management                                              S-11
------------------------------------------------------------
Investment Adviser and Investment Management Agreement  S-15
------------------------------------------------------------
Portfolio Transactions                                  S-16
------------------------------------------------------------
Net Asset Value                                         S-17
------------------------------------------------------------
Tax Matters                                             S-19
------------------------------------------------------------
Performance Information                                 S-22
------------------------------------------------------------
Additional Information About Purchases and Sales        S-24
------------------------------------------------------------
Other Information Regarding Shares of the Fund          S-26
------------------------------------------------------------

Principal Underwriter    Investment Adviser        Independent Public
John Nuveen & Co.        Nuveen Advisory Corp.,    Accountants
Incorporated             Subsidiary of             for the Fund
                         John Nuveen & Co.         Arthur Andersen LLP
Chicago:                 Incorporated              33 West Monroe Street
333 West Wacker Drive    333 West Wacker Drive     Chicago, Illinois 60603
Chicago, Illinois 60606  Chicago, Illinois 60606
(312) 917-7700                                     Transfer and Dividend
                         Custodian                 Disbursing Agent Chase
                                                   Global Funds Services
                                                   Company

New York:                The Chase Manhattan Bank
10 East 50th Street      4 New York Plaza
New York, New York 10022 New York, New York 10004  P.O. Box 5186
(212) 207-2000                                     New York, New York 10274

                 INVESTMENT POLICIES AND INVESTMENT PORTFOLIO

Fundamental Policies
The Fund's investment objective and certain fundamental policies are described in the Prospectus. The Fund, as a fundamental policy, may not:

(1) Invest in securities other than Municipal Obligations and temporary in-vestments as those terms are defined in the Prospectus;

(2) Invest more than 5% of its total assets in securities of any one issuer, excluding the United States government, its agencies and instrumentalities;

(3) Borrow money, except from banks for temporary or emergency purposes and not for investment purposes and then only in an amount not exceeding (a) 10% of the value of the Fund's total assets at the time of borrowing or (b) one-third of the value of the Fund's total assets including the amount borrowed in order to meet redemption requests which might otherwise require the untimely disposition of securities. While any such borrowings are outstanding, no net purchases of investment securities will be made by the Fund. If due to market fluctuations or other reasons the value of the Fund's assets falls below 300% of its borrowings, the Fund will reduce its borrowings within 3 business days. To do this, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so;

(4) Pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by subparagraph (3) above, it may pledge securities hav-ing a market value at the time of pledge not exceeding 10% of the value of the Fund's total assets;

(5) Issue senior securities as defined in the Investment Company Act of 1940 except to the extent such issuance might be involved with respect to borrowings described under item (3) above;

(6) Underwrite any issue of securities, except to the extent that the purchase of Municipal Obligations in accordance with the Fund's investment objective, policies, and limitations, may be deemed to be an underwriting;

(7) Purchase or sell real estate, but this shall not prevent the Fund from in-vesting in Municipal Obligations secured by real estate or interests therein;

(8) Purchase or sell commodities or commodities contracts or oil, gas or other mineral exploration or development programs;

(9) Make loans, other than by entering into repurchase agreements and through the purchase of Municipal Obligations or temporary investments in accordance with its investment objective, policies and limitations;

(10) Make short sales of securities or purchase any securities on margin, ex-cept for such short term credits as are necessary for the clearance of trans-actions;

(11) Invest more than 25% of its assets in the securities of issuers in any single industry; provided, however, that such limitations shall not be applica-ble to the purchase of Municipal Obligations and obligations issued or guaran-teed by the U.S. government, its agencies or instrumentalities;

For the purpose of applying the limitations set forth in paragraph (2) above, an issuer shall be deemed a separate issuer when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental user then such non-governmental user would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligations of a superior or unrelated governmental entity or other entity it shall be included in the com-putation of securities owned that are issued by such governmental entity or other entity.

Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Where a security is insured by bond insurance, it shall not be considered a security issued or guaranteed by the insurer; instead the issuer of such security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund's assets that may be invested in securities insured by any single insurer. It is a fundamental policy of the Fund, which cannot be changed without the approval of the holders of a majority of shares of such Fund, that the Fund will not hold securities of a single bank, including secu-rities backed by a letter of credit of such bank, if such holdings would exceed 10% of the total assets of the Fund.

The foregoing restrictions and limitations, as well as the Fund's policies as to ratings of fund investments, will apply only at the time of purchase of se-curities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

The foregoing fundamental investment policies, together with the investment ob-jective of the Fund, cannot be changed without approval by holders of a "major-ity of the Fund's outstanding voting shares." As defined in the Investment Com-pany Act of 1940, this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

General Information
The Nuveen Money Market Trust (the "Trust") is an open-end management series investment company organized as a Massachusetts business trust on January 15, 1999. The Fund is an open-end, diversified management investment company orga-nized as a series of the Trust. The Trust is an open-end management series com-pany under SEC Rule 18f-2. The Fund (formerly, the Nuveen Tax-Exempt Money Mar-ket Fund, Inc., the Fund's predecessor) is a separate series issuing its own shares. The Trust currently has five series. Certain matters under the Invest-ment Company Act of 1940 which must be submitted to a vote of the holders of the outstanding voting securities of a series company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each series affected by such matter.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of a trust may, under certain circumstances, be held personally liable as partners for its obligations. How-ever, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust further pro-vides for indemnification out of the assets and property of the Trust for all loss and expense of any shareholder personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself were unable to meet its obligations. The Trust believes the likelihood of these circumstances is remote.

Fund Shares represent an interest in the same portfolio of investments of the Fund. Fund Shares have equal rights as to voting, redemption, dividends and liquidaton, and have exclusive voting rights with respect to any applicable distribution or service plan. There are no conversion, preemptive or other sub-scription rights. The Board of Trustees of the Fund have the right to establish additional series and classes of shares in the future, to change those series or classes and to determine the preferences, voting powers, rights and privi-leges thereof.

Year 2000 Issues
The "Year 2000" problem refers to the fact that many computer programs use only the last two digits of a year, and do not recognize a year that begins with "20" instead of "19." If this problem is not corrected, computers could func-tion improperly or not at all, which could affect the global economy. The SEC has urged securities issuers to disclose the steps they are taking to correct any Year 2000 problems.

The Fund invests primarily in money market instruments. If the issuers of these instruments do not correct any Year 2000 problems in a timely manner, they could experience problems in conducting their operations or in making payments on their securities, which could cause the value of these securities to de-cline. Issuers could experience three types of Year 2000 problems. First, if an issuer's internal computer systems experience Year 2000 problems, this could disrupt an issuer's operations (such as its ability to collect local taxes or fees). Second, an issuer may rely on other parties for the payments that sup-port its debt service, such as servicers that collect mortgage or student loan payments, and those third parties may have Year 2000 problems that interfere with their ability to forward payments to the issuer. Third, an issuer may have mechanical problems in sending payments to its securities holders.

Nuveen Advisory is obtaining information about the Year 2000 readiness of the issuers of its portfolio securities as part of its on-going surveillance of the creditworthiness of those issuers.

Portfolio Securities

The various securities in which the Fund intends to invest are described in the Prospectus. The following is a more complete description of certain securities in which the Fund may invest:

Municipal Obligations. The Fund invests in debt obligations issued by states, cities and local authorities to obtain funds for various public purposes, in-cluding the construction of such public facilities as airports, bridges, high-ways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which these securities may be issued in-clude the refinancing of outstanding obligations, the obtaining of funds for general operating expenses and for loans to other public institutions and fa-cilities. In addition, the Fund may invest in certain industrial development bonds and pollution control bonds.

Two principal classifications of these securities (some called Municipal Obli-gations) are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development and pollution control bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit or tax-ing power of the issuer of such bonds.

Municipal Obligations can be further classified between bonds and notes. Bonds are issued to raise longer-term capital but, when purchased by the Fund, will have 397 days or less remaining until maturity or will have a variable or floating rate of interest. These issues may be either general obligation bonds or revenue bonds.

Notes are short-term instruments with a maturity of two years or less. Most notes are general obligations of the issuer and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Payment of these notes is primarily dependent upon the issuer's receipt of the anticipated reve-nues.

Municipal Obligations also include very short-term unsecured, negotiable prom-issory notes, issued by states, municipalities, and their agencies, which are known as "tax-exempt commercial paper" or "municipal paper." Payment of princi-pal and interest on issues of municipal paper may be made from various sources, to the extent that funds are available therefrom. There is a limited secondary market for issues of municipal paper.

While these various types of notes as a group represent the major portion of the tax-exempt note market, other types of notes are occasionally available in the marketplace and the Fund may invest in such other types of notes to the ex-tent consistent with its investment objective and limitations. Such notes may be issued for different purposes and with different security than those men-tioned above.

The yields on Municipal Obligations are dependent on a variety of factors, in-cluding the condition of the general money market and the Municipal Obligation market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. The market value of outstanding Municipal Obligations will vary with changes in prevailing interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

Obligations of issuers of debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda ex-tending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its debt securities may be materially affected.

Bond Anticipation Notes (BANs) are usually general obligations of state and lo-cal governmental issuers which are sold to obtain interim financing for pro-jects that will eventually be funded through the sale of long-term debt obliga-tions or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond mar-ket and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

Tax Anticipation Notes (TANs) are issued by state and local governments to fi-nance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could ad-versely affect the issuer's ability to meet its obligations on outstanding TANs.

Revenue Anticipation Notes (RANs) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as antici-pated revenues from another level of government, could adversely affect an is-suer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obli-gations could affect the ability of the issuer to pay the principal and inter-est on RANs.

Construction Loan Notes are issued to provide construction financing for spe-cific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

Bank Notes are notes issued by local governmental bodies and agencies as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

Industrial Development Bonds (IDBs) and Pollution Control Bonds (PCBs) are is-sued by or on behalf of public authorities to finance various privately-rated facilities. Typically the interest paid on these bonds is included within the term municipal obligation if the interest paid thereon is exempt from federal income tax.

Variable and Floating Rate Instruments--Certain money market instruments may carry variable or floating rates of interest. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a bank prime rate or tax-exempt money market index. Variable rate notes are adjusted to current interest rate levels at certain specified times, such as every 30 days, as set forth in the instrument. A floating rate note adjusts automatically whenever there is a change in its base interest rate adjustor, e.g., a change in the prime lending rate or specified interest rate indices. Typically such instruments carry demand features permit-ting the Fund to recover the full principal amount thereof upon specified no-tice.

One form of variable or floating rate instrument consists of an underlying fixed rate municipal bond that is subject to a third party demand feature or "tender option." The holder of the bond would pay a "tender fee" to the third party tender option provider, the amount of which would be periodically ad-justed so that the bond/tender option combination would reasonably be expected to have a market value that approximates the par value of the bond. The bond/tender option combination would therefore be functionally equivalent to ordinary variable or floating rate obligations as described above, and the Fund may purchase such obligation subject to certain conditions specified by the Se-curities and Exchange Commission.

The Fund's right to obtain payment at par on a demand instrument upon demand could be adversely affected by events occurring between the date the Fund elects to tender the instrument and the date proceeds are due. Nuveen Advisory will monitor on an ongoing basis the pricing, quality and liquidity of such in-struments and will similarly monitor the ability of an obligor under the demand arrangement, including demand obligors as to instruments supported by bank let-ters of credit or guarantees, to pay principal and interest on demand. Although the ultimate maturity of such variable rate obligations may exceed one year, the Fund will treat the maturity of each variable rate demand obligation, for purposes of computing its dollar-weighted average portfolio maturity, as the longer of (i) the notice period required before the Fund is entitled to payment of the principal amount through demand, or (ii) the period remaining until the next interest rate adjustment.

The Fund may also obtain standby commitments with respect to Municipal Obliga-tions. Under a standby commitment (often referred to as a put), the party issu-ing the commitment agrees to purchase at the Fund's option the Municipal Obli-gation at an agreed-upon price on certain dates or within a specific period. Since the value of a standby commitment depends in part upon the ability of the issuing party to meet its purchase obligations thereunder, the Fund will enter into standby commitments only with parties which have been evaluated by Nuveen Advisory and, in the opinion of Nuveen Advisory, present minimal credit risks.

The amount payable to the Fund upon its exercise of a standby commitment would be (1) the acquisition cost of the Municipal Obligations (excluding any accrued interest that the Fund paid on acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the security, plus (2) all interest accrued on the security since the last interest payment date during the period the security was owned by the Fund. The Fund's right to exercise standby commitments held by it will be un-conditional and unqualified. The acquisition of a standby commitment will not affect the valuation of the underlying security, which will continue to be val-ued in accordance with the amortized cost method. The standby commitment itself will be valued at zero in determining net asset value. The Fund may purchase standby commitments for cash or pay a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to ma-turity otherwise available for the same securities). The maturity of a Munici-pal Obligation purchased by the Fund will not be considered shortened by any standby commitment to which such security is subject. Although the Fund's rights under a standby commitment would not be transferable, the Fund could sell Municipal Obligations which were subject to a standby commitment to a third party at any time.

When-Issued Securities--The Fund may purchase and sell Municipal Obligations on a when-issued or delayed delivery basis. When-issued and delayed delivery transactions arise when securities are purchased or sold with payment and de-livery beyond the regular settlement date. (When-issued transactions normally settle within 30-45 days.) On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. The commitment to purchase securities on a when-issued or delayed delivery basis may involve an element of risk because the value of the securities is subject to market fluctuation, no interest accrues to the purchaser prior to settlement of the transaction, and at the time of delivery the market value may be less than cost. At the time the Fund makes the commitment to purchase a Municipal Obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the amount due and the value of the security in deter-mining its net asset value. Likewise, at the time the Fund makes the commitment to sell a Municipal Obligation on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net as-set value; accordingly, any fluctuations in the value of the Municipal Obliga-tion sold pursuant to a delayed delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. The Fund will maintain designated readily marketable assets at least equal in value to com-mitments to purchase when-issued or delayed delivery securities, such assets to be segregated by the Custodian specifically for the settlement of such commit-ments. The Fund will only make commitments to purchase Municipal Obligations on a when-issued or delayed delivery basis with the intention of actually acquir-ing the securities, but the Fund reserves the right to sell these securities before the settlement date if it is deemed advisable. If a when-issued security is sold before delivery any gain or loss would not be tax-exempt.

Taxable Investments

Taxable investments (sometimes called "Temporary Investments") include obliga-tions of the United States Government, its agencies or instrumentalities; debt securities of issuers having, at the time of purchase, a quality rating within the two highest grades by either Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") (Aaa or Aa, or AAA or AA, respectively); commercial paper rated in the highest grade by either of such rating services (Prime-1 or A-1, respectively); certificates of deposit of domestic banks with assets of $1 billion or more; and Municipal Obligations and U.S. government ob-ligations subject to short-term repurchase agreements.

Subject to the limitations described in the Prospectus, the Fund may invest in the following taxable investments:

U.S. Government Direct Obligations are issued by the United States Treasury and include bills, notes, and bonds.

--Treasury bills are issued with maturities of up to one year. They are issued in bearer form, are sold on a discount basis and are payable at par value at maturity.

--Treasury notes are longer-term interest-bearing obligations with original ma-turities of one to seven years.

--Treasury bonds are longer-term interest-bearing obligations with original ma-turities of five to thirty years.

U.S. Government Agencies Securities--Certain federal agencies have been estab-lished as instrumentalities of the United States government to supervise and finance certain types of activities. These agencies include, but are not lim-ited to, the Bank for Cooperatives, Federal Land Banks, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Export-Import Bank of the United States and Tennessee Valley Authority. Issues of these agencies, while not di-rect obligations of the United States government, are either backed by the full faith and credit of the United States or are guaranteed by the Treasury or sup-ported by the issuing agencies' right to borrow from the Treasury. There can be no assurance that the United States government itself will pay interest and principal on securities as to which it is not so legally obligated.

Certificates of Deposit (CDs)--A certificate of deposit is a negotiable inter-est-bearing instrument with a specific maturity. CDs are issued by banks in ex-change for the deposit of funds and normally can be traded in the secondary market, prior to maturity. The Fund will only invest in U.S. dollar denominated CDs issued by U.S. banks with assets of $1 billion or more.

Commercial Paper--Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations. Maturities on these issues vary from a few to 397 days. Commercial paper may be purchased from U.S. corpo-rations.

Other Corporate Obligations--The Fund may purchase notes, bonds and debentures issued by corporations if at the time of purchase there is less than 397 days remaining until maturity or if they carry a variable or floating rate of inter-est.

Repurchase Agreements--A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. government or Municipal Obligations) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed upon repurchase price determines the yield during the Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Fund will only enter into repurchase agreements with dealers, domestic banks or recognized financial institutions that in the opin-ion of Nuveen Advisory represent minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed upon repurchase price, if the value of the collat-eral declines, there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or ex-perience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securi-ty, realization upon the collateral by the Fund may be delayed or limited. Nuveen Advisory will monitor the value of the collateral at the time the trans-action is entered into and at all times subsequent during the term of the re-purchase agreement in an effort to determine that the value always equals or exceeds the agreed upon repurchase price. In the event the value of the collat-eral declines below the repurchase price, Nuveen Advisory will demand addi-tional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price.

Ratings of Investments
The two highest ratings of Moody's for municipal securities are Aaa and Aa. Mu-nicipal securities rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to municipal securities which are of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat larger than in Aaa rated municipal securities. The Aaa and Aa rated municipal securities comprise what are generally known as "high grade bonds." Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

The two highest ratings of S&P for municipal securities are AAA and AA. Munici-pal securities rated AAA have an extremely strong capacity to pay principal and interest. The rating of AA indicates that capacity to pay principal and inter-est is very strong and such bonds differ from AAA issues only in small degree.

The highest rating of Moody's and S&P for federally tax-exempt short-term loans and notes is VMIG-1 or MIG-1 and SP-1, respectively. Obligations designated VMIG-1 and MIG-1 are the best quality, enjoying strong protection from estab-lished cash flows for their servicing or from established and broad-based ac-cess to the market for refinancing, or both. The designation SP-1 indicates a very strong or strong capacity to pay principal and interest.

The Fund's ability to purchase commercial paper of tax-exempt and corporate is-suers is limited to commercial paper rated Prime-1 by Moody's or A-1 by S&P. The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers rated P-1 have a superior capacity for repayment of short-term obligations normally evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds em-ployed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed finan-cial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternative liquidity. The designation A-1 indicates that the degree of safety regarding timely payment is very strong.

Subsequent to its purchase by the Fund, an issue may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Nei-ther event requires the elimination of such obligations from the Fund, but Nuveen Advisory will consider such an event in its determination of whether the Fund should continue to hold such obligation.

                                   MANAGEMENT

The management of the Trust, including general supervision of the duties per-formed by Nuveen Advisory under the Investment Management Agreement, is the re-sponsibility of its Board of Trustees. There are seven trustees of the Trust, one of whom is an "interested person" (as that term is defined in the Invest-ment Company Act of 1940). None of the trustees who are not "interested per-sons" of the Fund has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Trust and their ages and their principal occupations and other affiliations during the past five years are set forth below.

-------------------------------------------------------------------------------
                                  Positions and        Principal Occupation
 Name and Address             Age Offices with Fund    During Past Five Years
-------------------------------------------------------------------------------
 Timothy R. Schwertfeger*+    50  Chairman and Trustee Chairman of the Board of
 333 West Wacker Drive                                 the Funds (since July
 Chicago, IL 60606                                     1996); Trustee and
                                                       President of the Funds
                                                       advised by Nuveen
                                                       Institutional Advisory
                                                       Corp. (since July 1996);
                                                       Chairman (since July
                                                       1996), Director, and
                                                       previously Executive
                                                       Vice President, of The
                                                       John Nuveen Company,
                                                       John Nuveen & Co.,
                                                       Nuveen Advisory Corp.
                                                       and Nuveen Institutional
                                                       Advisory Corp.; Director
                                                       (since 1996) of
                                                       Institutional Capital
                                                       Corporation; Chairman
                                                       and Director of Nuveen
                                                       Asset Management, Inc.;
                                                       Chairman and Director of
                                                       Rittenhouse Financial
                                                       Services Inc. (since
                                                       1999).

-------------------------------------------------------------------------------
 Robert P. Bremner            58  Trustee              Private Investor and
 3725 Huntington Street, N.W.                          Management Consultant.
 Washington, D.C. 20015

-------------------------------------------------------------------------------
 Lawrence H. Brown            64  Trustee              Retired (August 1989) as
 201 Michigan Avenue                                   Senior Vice President of
 Highwood, IL 60040                                    The Northern Trust
                                                       Company (banking and
                                                       trust industry).

-------------------------------------------------------------------------------
 Anne E. Impellizzeri         66  Trustee              Executive Director
 3 West 29th Street                                    (since 1998) of Manitoga
 New York, NY 10001                                    (center for Russell
                                                       Wright's design/home and
                                                       landscape); formerly
                                                       President and Chief
                                                       Executive Officer of
                                                       Blanton-Peale,
                                                       Institutes of Religion
                                                       and Health (a training
                                                       and counseling
                                                       organization).

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                                                  Principal Occupations
 Name and Address          Age Positions and Offices with Fund    During Past Five Years
------------------------------------------------------------------------------------------
 Peter R. Sawers            66 Trustee                            Adjunct Professor of
 22 The Landmark                                                  Business and Economics,
 Northfield, IL 60093                                             University of Dubuque,
                                                                  Iowa; Adjunct Professor,
                                                                  Lake Forest Graduate
                                                                  School of Management,
                                                                  Lake Forest, Illinois;
                                                                  Chartered Financial
                                                                  Analyst; Certified
                                                                  Management Consultant.

------------------------------------------------------------------------------------------
 William J. Schneider       54 Trustee                            Senior Partner and Chief
 4000 Miller-Valentine Ct.                                        Operating Officer,
 P.O. Box 744                                                     Miller-Valentine
 Dayton, OH 45401                                                 Partners, Vice
                                                                  President, Miller-
                                                                  Valentine Group
                                                                  (commercial real
                                                                  estate); Member
                                                                  Community Advisory
                                                                  Board, National City
                                                                  Bank, Dayton, Ohio.

------------------------------------------------------------------------------------------
 Judith M. Stockdale       51  Trustee                            Executive Director,
 35 E. Wacker Drive                                               Gaylord and Dorothy
 Suite 2600                                                       Donnelley Foundation, a
 Chicago, IL 60601                                                private family
                                                                  foundation (since 1994);
                                                                  prior thereto, Executive
                                                                  Director, Great Lakes
                                                                  Protection Fund (from
                                                                  1990 to 1994).

--------------------------------------------------------------------------------
 Alan G. Berkshire+         38 Vice President and Asst. Secretary Vice President and
 333 West Wacker Drive         since 1998                         General Counsel (since
 Chicago, IL 60606                                                September 1997) and
                                                                  Secretary (since May
                                                                  1998) of The John Nuveen
                                                                  Company, John Nuveen &
                                                                  Co. Incorporated, Nuveen
                                                                  Advisory Corp. and
                                                                  Nuveen Institutional
                                                                  Advisory Corp.; prior
                                                                  thereto, partner in the
                                                                  law firm of Kirkland &
                                                                  Ellis.

--------------------------------------------------------------------------------
 Peter H. D'Arrigo          31 Vice President and Treasurer       Vice President of John
 333 West Wacker Drive         since 1999                         Nuveen & Co.
 Chicago, IL 60606                                                Incorporated (since
                                                                  January 1999), prior
                                                                  thereto. Assistant Vice
                                                                  President (from January
                                                                  1997); formerly,
                                                                  Associate of John Nuveen
                                                                  & Co. Incorporated;
                                                                  Chartered Financial
                                                                  Analyst.

--------------------------------------------------------------------------------
 Michael S. Davern+         41 Vice President since 1997          Vice President of Nuveen
 333 West Wacker Drive                                            Advisory Corp. (since
 Chicago, IL 60606                                                January 1997); prior
                                                                  thereto, Vice President
                                                                  and Portfolio Manager of
                                                                  Flagship Financial, Inc.
                                                                  (from September 1991 to
                                                                  January 1997).

------------------------------------------------------------------------------------------
 Lorna C. Ferguson+         53 Vice President since 1998          Vice President of John
 333 West Wacker Drive                                            Nuveen & Co.
 Chicago, IL 60606                                                Incorporated; Vice
                                                                  President of Nuveen
                                                                  Advisory Corp. and
                                                                  Nuveen Institutional
                                                                  Advisory Corp. (since
                                                                  January 1998).

------------------------------------------------------------------------------------------
 William M. Fitzgerald+     35 Vice President since 1996          Vice President of Nuveen
 333 West Wacker Drive                                            Advisory Corp. (since
 Chicago, IL 60606                                                December 1995); prior
                                                                  thereto, Assistant Vice
                                                                  President of
                                                                  Nuveen Advisory Corp.
                                                                  (from September 1992 to
                                                                  December 1995);
                                                                  Chartered Financial
                                                                  Analyst.

------------------------------------------------------------------------------------------
 Stephen D. Foy+            44 Vice President and Controller      Vice President of John
 333 West Wacker Drive         since 1998                         Nuveen & Co.
 Chicago, IL 60606                                                Incorporated and (since
                                                                  May 1998) The John
                                                                  Nuveen Company;
                                                                  Certified Public
                                                                  Accountant.

--------------------------------------------------------------------------------
 J. Thomas Futrell+         43 Vice President since 1991          Vice President of Nuveen
 333 West Wacker Drive                                            Advisory Corp.;
 Chicago, IL 60606                                                Chartered Financial
                                                                  Analyst.

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
                             Positions and                 Principal Occupations
 Name and Address        Age Offices with Fund             During Past Five Years
-----------------------------------------------------------------------------------
 Richard A. Huber+        36 Vice President since 1997     Vice President of Nuveen
 333 West Wacker Drive                                     Institutional Advisory
 Chicago, IL 60606                                         Corp. (since March 1998)
                                                           and Nuveen Advisory
                                                           Corp. (since January
                                                           1997); prior thereto,
                                                           Vice President and
                                                           Portfolio Manager of
                                                           Flagship Financial, Inc.

-----------------------------------------------------------------------------------
 Steven J. Krupa+         41 Vice President since 1990     Vice President of Nuveen
 333 West Wacker Drive                                     Advisory Corp.
 Chicago, IL 60606

-----------------------------------------------------------------------------------
 Larry W. Martin+         47 Vice President and Asst.      Vice President,
 333 West Wacker Drive       Secretary since 1993          Assistant Secretary and
 Chicago, IL 60606                                         Assistant General
                                                           Counsel of John Nuveen &
                                                           Co. Incorporated; Vice
                                                           President and Assistant
                                                           Secretary of Nuveen
                                                           Advisory Corp. and
                                                           Nuveen Institutional
                                                           Advisory Corp.,
                                                           Assistant Secretary of
                                                           The John Nuveen Company
                                                           and (since January 1997)
                                                           Nuveen Asset Management
                                                           Inc.

-----------------------------------------------------------------------------------
 Edward F. Neild, IV+     33 Vice President since 1996     Vice President of Nuveen
 333 West Wacker Drive                                     Advisory Corp. and
 Chicago, IL 60606                                         Nuveen Institutional
                                                           Advisory Corp. (since
                                                           September 1996); prior
                                                           thereto, Assistant Vice
                                                           President of Nuveen
                                                           Advisory Corp. (from
                                                           December 1993 to
                                                           September 1996) and
                                                           Nuveen Institutional
                                                           Advisory Corp. (from May
                                                           1995 to September 1996);
                                                           Chartered Financial
                                                           Analyst.

-----------------------------------------------------------------------------------
 Stephen S. Peterson+     41 Vice President since 1997     Vice President, (since
 333 West Wacker Drive                                     September 1997).
 Chicago, IL 60606                                         Assistant Vice President
                                                           (from September 1996 to
                                                           September 1997), and
                                                           Portfolio Manager prior
                                                           thereto, of Nuveen
                                                           Advisory Corp.;
                                                           Chartered Financial
                                                           Analyst.

-----------------------------------------------------------------------------------
 Stuart W. Rogers+        43 Vice President since 1997     Vice President of John
 333 West Wacker Drive                                     Nuveen & Co.
 Chicago, IL 60606                                         Incorporated.

-----------------------------------------------------------------------------------
 Thomas C. Spalding Jr.+  47 Vice President since 1980     Vice President of Nuveen
 333 West Wacker Drive                                     Advisory Corp. and
 Chicago, IL 60606                                         Nuveen Institutional
                                                           Advisory Corp.;
                                                           Chartered Financial
                                                           Analyst.

-----------------------------------------------------------------------------------
 William S. Swanson+      33 Vice President since 1998     Vice President of John
 333 West Wacker Drive                                     Nuveen & Co.
 Chicago, IL 60606                                         Incorporated (since
                                                           October 1997); Assistant
                                                           Vice President (from
                                                           September 1996 to
                                                           October 1997) and
                                                           formerly, Associate;
                                                           Chartered Financial
                                                           Analyst.

-----------------------------------------------------------------------------------
 Gifford R. Zimmerman+    42 Vice President since 1993 and Vice President,
 333 West Wacker Drive       Secretary since 1998          Assistant Secretary and
 Chicago, IL 60606                                         Associate General
                                                           Counsel, formerly
                                                           Assistant General
                                                           Counsel (since September
                                                           1997) of John Nuveen &
                                                           Co. Incorporated; Vice
                                                           President and Assistant
                                                           Secretary of Nuveen
                                                           Advisory Corp. and
                                                           Nuveen Institutional
                                                           Advisory Corp.;
                                                           Assistant Secretary of
                                                           The John Nuveen Company
                                                           (since May 1994);
                                                           Chartered Financial
                                                           Analyst.

--------------------------------------------------------------------------------

--------
*  Mr. Schwertfeger is an interested person of the Fund.
+ Person is affiliated with the Fund and affiliated with the Fund's adviser or principal underwriter.

Timothy R. Schwertfeger and Peter R. Sawers serve as members of the Executive Committee of the Board of Trustees. The Executive Committee, which meets be-tween regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees provided that the scope of the powers of the Executive Committee, unless otherwise specifically authorized by the full Board, shall be limited to (i) emergency matters where assembling the full Board in a timely manner is impracticable (and in which event management would take all reasonable steps to quickly notify the individual Board members of the actions taken by the Executive Committee), or (ii) matters of an administrative or min-isterial nature.

The trustees of the Trust, are directors, or trustees, as the case may be, of 36 Nuveen open-end portfolios and 55 Nuveen closed-end funds. Mr. Schwertfeger is also trustee of 11 Nuveen open-end and closed-end funds advised by Nuveen Institutional Advisory Corp.

The following table sets forth compensation paid by the Fund, as its predeces-sor, during the fiscal year ended February 28, 1999, to each of the trustees. The Fund has no retirement or pension plans. The officers and trustees affili-ated with Nuveen serve without any compensation from the Fund.

                                                              Total Compensation
                                                                from the Fund
                                                Compensation   and Fund Complex
                Name of Trustee                 from the Fund  Paid to Trustees
--------------------------------------------------------------------------------
Robert P. Bremner..............................    $1,044          $71,500
Lawrence H. Brown..............................    $1,134          $79,000
Anne E. Impellizzeri...........................    $1,044          $71,500
Peter R. Sawers................................    $1,044          $72,000
William J. Schneider...........................    $1,044          $71,500
Judith M. Stockdale............................    $1,044          $72,000

Each trustee who is not affiliated with Nuveen or Nuveen Advisory will receive a fee. The Trust requires no employees other than its officers, all of whom are compensated by Nuveen.

             INVESTMENT ADVISER AND INVESTMENT MANAGEMENT AGREEMENT

Nuveen Advisory acts as investment adviser for the Fund and in such capacity manages the investment and reinvestment of the assets of the Fund. Nuveen Advi-sory also administers the Trust's business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as trustees or officers of the Trust if elected to such positions.

Pursuant to an investment management agreement between Nuveen Advisory and the Trust, the Fund has agreed to pay annual management fees at the rates set forth below, which are based on the Fund's average daily net asset value:

Average Daily                                                        Management
Net Asset Value                                                         Fee
--------------------------------------------------------------------------------
First $125M........................................................ 0.4000 of 1%
Next $125M......................................................... 0.3875 of 1%
Next $250M......................................................... 0.3750 of 1%
Next $500M......................................................... 0.3625 of 1%
Next $1B........................................................... 0.3500 of 1%
Over $2B........................................................... 0.3250 of 1%

Through December 31, 1999, Nuveen Advisory has undertaken to reimburse Fund ex-penses in an amount necessary to limit total operating expenses to .45 of 1% of the Fund's daily net asset value. Thereafter, Nuveen Advisory may chose to mod-ify, continue or discontinue these reimbursements at its sole discretion.

Before June 1999 Nuveen Advisory's annual management fees were calculated at the rates set forth below, which are based on the Fund's average daily net as-set value:

Average Daily Net Asset
Value                       Management Fees
-------------------------------------------
For the first $500 million      .4000 of 1%
For the next $500 million       .3750 of 1%
For assets over $1 billion      .3500 of 1%
For assets over $2 billion      .3250 of 1%

For periods before June 1999, Nuveen Advisory had agreed to waive all or a por-tion of its management fee or reimburse certain expenses of the Fund in order to prevent total operating expenses of (including Nuveen Advisory's management fee, but excluding interest, taxes, fees incurred in acquiring and disposing of portfolio securities, any asset-based distribution or service fees and, to the extent permitted, extraordinary expenses) in any fiscal year from exceeding .45 of 1% of the average daily net asset value of the Fund. Nuveen Advisory could also voluntarily agree to reimburse additional expenses from time to time, which could be terminated at any time in its discretion. For the last three fiscal years, the Fund, as its predecessor, paid net management fees to Nuveen Advisory as follows:

                       Management Fees Net of
                     Expense Reimbursement Paid   Fee Waivers and Expense
                         to Nuveen Advisory       Reimbursements for the
                         for the Year Ended             Year Ended
                     ----------------------------------------------------
                      2/28/97    2/28/98  2/28/99 2/28/97 2/28/98 2/28/99
                     ----------------------------------------------------
                     2,136,925  1,993,848

Nuveen Advisory is a wholly-owned subsidiary of John Nuveen & Co. Incorporated ("Nuveen"), the Fund's principal underwriter. Nuveen and its affiliates have sponsored or underwritten more than $60 billion of investment company securi-ties. Over 1,300,000 individuals have invested to date in Nuveen's funds and trusts. Founded in 1898, Nuveen is a subsidiary of The John Nuveen Company which, in turn, is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located in St. Paul, Minnesota, and is principally engaged in providing property-liability insurance through subsidiaries.

Nuveen Advisory's portfolio managers call upon the resources of Nuveen's Re-search Department. The Nuveen Research Department reviews more than $100 bil-lion in municipal bonds every year.

The Fund, the other Nuveen funds, Nuveen Advisory, and other related entities have adopted a code of ethics which essentially prohibits all Nuveen fund man-agement personnel, including Nuveen fund portfolio managers, from engaging in personal investments which compete or interfere with, or attempt to take advan-tage of, the Fund's anticipated or actual portfolio transactions, and is de-signed to assure that the interest of Fund shareholders is placed before the interest of Nuveen personnel in connection with personal investment transac-tions.

                             PORTFOLIO TRANSACTIONS

Nuveen Advisory, in effecting purchases and sales of portfolio securities for the account of the Fund, will place orders in such manner as, in the opinion of management, will offer the best price and market for the execution of each transaction. Portfolio securities will normally be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price or execution may be ob-tained elsewhere. Portfolio securities will not be purchased from Nuveen or its affiliates except in compliance with the Investment Company Act of 1940.

The Fund since its inception has effected all portfolio transactions on a prin-cipal (as opposed to an agency) basis and, accordingly, has not paid any bro-kerage commissions.

Purchases from underwriters include a commission or concession paid by the is-suer to the underwriter, and purchases from dealers include the spread between the bid and asked price. Given the best price and execution obtainable, it is the practice of the Fund to select dealers which, in addition, furnish research information (primarily credit analyses of issuers) and statistical and other services to Nuveen Advisory. It is not possible to place a dollar value on in-formation and statistical and other services received from dealers. Since it is only supplementary to Nuveen Advisory's own research efforts, the receipt of research information is not expected to reduce significantly Nuveen Advisory's expenses. Any research benefits obtained are available to all Nuveen Advisory's other clients. While Nuveen Advisory will be primarily responsible for the placement of the Fund's business, the policies and practices of Nuveen Advisory in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees of the Fund.

Nuveen Advisory reserves the right to, and does, manage other investment ac-counts and investment companies for other clients which may have investment ob-jectives similar to the Fund. Subject to applicable laws and regulations, Nuveen Advisory will attempt to allocate equitably portfolio transactions among the Fund and the portfolios of its other clients purchasing securities whenever decisions are made to purchase or sell securities by the Fund and one or more of such other clients simultaneously. In making such allocations the main fac-tors to be considered will be the respective investment objectives of the Fund and such other clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Fund and such other clients, the size of investment commitments generally held by the Fund and such other clients and opinions of the persons responsible for recom-mending investments to the Fund and such other clients.

While this procedure could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Fund's Board of Trustees that the benefits available from Nuveen Advisory's organization will outweigh any disadvantage that may arise from exposure to si-multaneous transactions.

Under the Investment Company Act of 1940, the Fund may not purchase portfolio securities from any underwriting syndicate of which Nuveen is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the type of securities purchased by the Fund and the amount of securities which may be purchased in any one is-sue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees of the Fund, including a majority of the members thereof who are not interested persons of the Fund.

                                NET ASSET VALUE

As stated in the Prospectus, the net asset value of the shares of the Fund will be determined by The Chase Manhattan Bank, the Fund's custodian, as of 12:00 noon, Eastern Time, (1) on each day on which the Federal Reserve Bank of Boston is normally open and (2) on any day during which there is sufficient degree of trading in the Fund's portfolio securities that the current net asset value of the Fund shares might be materially affected by such changes in the value of the portfolio securities. The Federal Reserve Bank of Boston is not open and the Fund will similarly not be open on New Year's Day, Martin Luther King's Birthday, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day. It is possible that changing circumstances during the year will result in addition or deletions to the above lists. The net asset value per share will be computed by dividing the value of the portfolio securities held by the Fund, plus cash or other assets, less liabilities, by the total number of shares outstanding at such time.

As stated in the Prospectus, the Fund will seek to maintain a net asset value of $1.00 per share. In this connection, the Fund values its portfolio securi-ties at their amortized cost, as permitted by the Securities and Exchange Com-mission (the "Commission") under Rule 2a-7 under the Investment Company Act of 1940. This method does not take into account unrealized securities gains or losses. It involves valuing an instrument at its cost on the date of purchase and thereafter assum-ing a constant amortization to maturity of any discount or premium. While this method provides certainty in valuation, it may result in periods during which the value of an investment, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the Fund may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of mar-ket prices for all of its portfolio instruments. Thus, if the use of the amor-tized cost method by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing solely market values, and existing investors in the Fund would receive less in-vestment income. The converse would apply in a period of rising interest rates.

The Fund, as a condition to the use of amortized cost and the maintenance of its per share net asset value of $1.00, must maintain a dollar-weighted average portfolio maturity of 90 days or less, only purchase instruments having remain-ing maturities of 397 days or less, and invest only in securities determined to be of high quality with minimal credit risks. The Fund may invest in variable and floating rate instruments even if they carry stated maturities in excess of 397 days, upon certain conditions contained in rules and regulations issued by the Securities and Exchange Commission under the Investment Company Act of 1940, but will do so only if there is a secondary market for such instruments or if they carry demand features, permissible under rules of the Commission for money market funds, to recover the full principal amount thereof upon specified notice at par, or both.

The Board of Trustees, pursuant to Rule 2a-7, has established procedures de-signed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such pro-cedures will include review of the Fund's portfolio holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether the net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. Market quo-tations and market equivalents used in such review may be obtained from a pric-ing agent approved by the Board of Trustees. The Board has selected Nuveen Ad-visory to act as pricing agent, but in the future may select an independent pricing service to perform this function. In serving as pricing agent, Nuveen Advisory will follow guidelines adopted by the Board, and the Board will moni-tor Nuveen Advisory to see that the guidelines are followed. The pricing agent will value the Fund's investment based on methods which include consideration of yield or prices of municipal obligations of comparable quality, coupon, ma-turity, and type; indications as to values from dealers; and general market conditions. The pricing agent may employ electronic data processing techniques and/or a matrix system to determine valuations. The extent of any deviation be-tween the Fund's net asset value based on the pricing agent's market valuation and $1.00 per share based on amortized cost will be examined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board of Trustees will promptly consider what action, if any, will be initiated. In the event the Board of Trustees determines that a deviation exists which may result in mate-rial dilution or other unfair results to investors or existing shareholders, it has agreed to take such corrective action as it regards as necessary and appro-priate, including the sale of portfolio instruments prior to maturity to real-ize capital gains or losses or to shorten average portfolio maturity.

                                  TAX MATTERS

Federal Income Tax Matters
The following discussion of federal income tax matters is based upon the advice of Morgan, Lewis, & Bockius LLP, Washington, D.C., counsel to the Fund.

As described in the Prospectus, the Fund intends to qualify, as it has in prior years, under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code"), for tax treatment as a regulated investment company. In order to qualify as a regulated investment company, the Fund must satisfy certain re-quirements relating to the source of its income, diversification of its assets, and distributions of its income to shareholders. First, the Fund must derive at least 90% of its annual gross income (including tax-exempt interest) from divi-dends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, foreign currencies or other income (including but not limited to gains from options and futures) derived with re-spect to its business of investing in such stock or securities (the "90% gross income test"). Second, the Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, United States Government securi-ties, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the out-standing voting securities of such issuer, and (ii) not more than 25% of the value of the total assets it invested in the securities of any one issuer (other than United States Government securities and securities of other regu-lated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses.

As a regulated investment company, the Fund will not be subject to federal in-come tax on any portion of its net income currently distributed to shareholders in any taxable year for which it distributes at least 90% of the sum of (i) its "investment company taxable income" (which includes dividends, taxable inter-est, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of long-term capital loss, and any other taxable income other than "net capital gain" (the excess of its net long-term capital gain over its net short-term capital loss) and is re-duced by deductible expenses) and (ii) its "net tax-exempt interest" (the ex-cess of its gross tax-exempt interest income over certain disallowed deduc-tions).

The Fund also intends to satisfy conditions which will enable it to designate certain distributions, as Exempt Interest Dividends. Shareholders receiving Ex-empt Interest Dividends will not be subject to regular federal income tax on the amount of such dividends.

Distributions by the Fund of net interest income received from certain taxable investments (such as certificates of deposit, commercial paper and obligations of the United States Government, its agencies and instrumentalities) and net short-term capital gains realized by the Fund, if any, will be taxable to shareholders as ordinary income whether received in cash or additional shares. If the Fund purchases a security at a market discount, any gain realized by the Fund upon the sale or redemption of the security will be treated as taxable in-terest income to the extent such gain does not exceed the market discount, and any gain realized in excess of the market discount will be treated as a capital gain. Any net long-term capital gains realized by the Fund and distributed to sharehold-ers in cash or in additional shares will be taxable to shareholders as long-term capital gains regardless of the length of time investors have owned shares of the Fund. The Fund does not expect to realize significant long-term capital gains. Because the taxable portion of the Fund's investment income consists primarily of interest, none of its dividends, whether or not treated as exempt-interest dividends, is expected to qualify under the Internal Revenue Code for the dividends received deductions for corporations.

If the Fund has both tax-exempt and taxable income, it will use the "average annual" method for determining the designated percentage that is taxable income and designate the use of such method within 60 days after the end of the Fund's taxable year. Under this method, one designated percentage is applied uniformly to all distributions made during the Fund's taxable year. The percentage of in-come designated as tax-exempt for any particular distribution may be substan-tially different from the percentage of the Fund's income that was tax-exempt during the period covered by the distribution.

Although dividends generally will be treated as distributed when paid, divi-dends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Fund (and received by the shareholders) on December 31.

The redemption or exchange of the shares of the Fund is not expected to result in capital gain or loss to the shareholders because the Fund's net asset value is expected to remain constant at $1.00 per share. To the extent that the Fund's net asset value is greater or lesser than $1.00 per share, redemptions or exchanges may result in capital gain or loss to the shareholder.

In order to avoid a 4% federal excise tax, the Fund must distribute or be deemed to have distributed by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its realized capital gains over its realized capital losses (generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and the excess of realized capital gains over real-ized capital losses for the prior year that was not distributed during such year and on which the Fund paid no federal income tax. The Fund intends to make timely distributions in compliance with these requirements and consequently it is anticipated that it generally will not be required to pay the excise tax.

If in any year the Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Fund would incur a regular corporate federal income tax upon its income for that year, other than interest income from tax-exempt securities, and distributions to its shareholders out of net interest income from tax-exempt securities or other investments, or out of net capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the Fund's available earnings and profits.

The Fund may invest in the type of private activity bonds, the interest on which is not federally tax-exempt to persons who are "substantial users" of the facilities financed by such bonds or "related persons" of such "substantial us-ers." Accordingly, the Fund may not be an appropriate investment for sharehold-ers who are considered either a "substantial user" or a "related person" within the meaning of the Code. In general, a "substantial user" of a facility financed from the pro-ceeds of private activity bonds includes a "non-exempt person who regularly uses a part of such facility in his trade or business." "Related persons" are in general defined to include persons among whom there exists a relationship, either by family or business, which would result in a disallowance of losses in transactions among them under various provisions of the Code (or if they are members of the same controlled group of corporations under the Code). This in-cludes a partnership and each of its partners (including their spouses and mi-nor children) and an S corporation and each of its shareholders (and their spouses and minor children). Various combinations of these relationships may also constitute "related persons" under the Code. For additional information, investors should consult their tax advisers before investing in the Fund.

Federal tax law imposes an alternative minimum tax with respect to both corpo-rations and individuals. Interest on certain securities, such as bonds issued to make loans for housing purposes or to private entities (but not for certain tax-exempt organizations such as universities and non-profit hospitals), is in-cluded as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent that the Fund receives income from securities subject to the alternative minimum tax, a portion of the divi-dends paid by it, although otherwise exempt from federal income tax, will be taxable to shareholders to the extent that their tax liability is determined under the alternative minimum tax regime. The Fund will annually supply share-holders with a report indicating the percentage of Fund income attributable to securities subject to the federal alternative minimum tax.

In addition, the alternative minimum taxable income for corporations is in-creased by 75% of the difference between an alternative measure of income ("ad-justed current earnings") and the amount otherwise determined to be the alter-native minimum taxable income. Interest on all securities, and therefore all distributions by the Fund that would otherwise be tax-exempt, is included in calculating a corporation's adjusted current earnings.

Individuals whose provisional income exceeds a base amount will be subject to federal income tax on up to one-half of their social security or railroad re-tirement benefits. Provisional income currently includes adjusted gross income, one-half of social security benefits and tax-exempt interest, including exempt-interest dividends from the Fund. Individuals whose modified income exceeds the adjusted base amount are required to include in gross income up to 85% of their social security or railroad retirement benefits.

The Code provides that interest on indebtedness incurred or continued to pur-chase or carry shares of the Fund is not deductible. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares of a Fund may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

The Fund is required in certain circumstances to withhold 31% of taxable divi-dends and certain other payments paid to non-corporate holders of shares who have not furnished to the Fund their correct taxpayer identification number (in the case of individuals, their social secu-rity number) and certain certificates, or who are otherwise subject to back-up withholding.

The foregoing is a general and abbreviated summary of the provisions of the Code and Treasury Regulations presently in effect as they directly govern the taxation of the Fund and its shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or adminis-trative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult their own tax advisers for more detailed information concerning the federal taxation of the Fund and the income tax consequences to its shareholders.

State Tax Matters
The following is based on the advice of Morgan, Lewis & Bockius LLP, Washing-ton, D.C., counsel to the Fund, and assumes that the Fund will be qualified as a regulated investment company under Subchapter M of the Code and will be qual-ified thereunder to pay exempt interest dividends.

The exemption from federal income tax for distributions which are designated Exempt Interest Dividends will not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. The laws of the several states and local taxing authorities vary with respect to the taxa-tion of such distributions, and shareholders of the Fund are advised to consult their own tax advisers in that regard.

                            PERFORMANCE INFORMATION

The historical performance of the Fund may be expressed in terms of "yield" or "effective yield." The "yield" of the Fund is based on the income generated by an investment in the Fund over a seven day period. The income is then annualized, i.e. the amount of the income generated by the investment during that week is assumed to be generated each week over a 52-week period and is ex-pressed as a percentage of the investment. "Effective yield" is calculated sim-ilarly except that, when annualized, the income earned by the investment is as-sumed to be reinvested. Due to this compounding effect, the effective yield will be slightly higher than the yield. "Taxable equivalent yield" is the yield that a taxable investment would need to generate in order to equal the Fund's yield on an after-tax basis for an investor in a stated tax bracket (normally assumed to be the bracket with the highest marginal tax rate). A taxable equiv-alent yield quotation will be higher than the yield or the effective yield quo-tations. The Fund's yield and effective yield for the seven-day period ended February 28, 1999 were % and %, respectively. These measures of perfor-mance are described below.

Yield is computed in accordance with a standard method prescribed by rules of the Securities and Exchange Commission. Under that method, current yield is based on a seven-day period and is computed as follows: the Fund's net invest-ment income per share for the period is divided by the price per share (ex-pected to remain constant at $1.00) at the beginning of the period, the result (the "base period return") is divided by 7 and multiplied by 365, and the re-sulting figure is carried to the nearest hundredth of one percent. For the purpose of this calculation, the Fund's net investment income per share includes its accrued interest income plus or minus amortized purchase discount or premium less accrued expenses, but does not in-clude realized capital gains or losses or unrealized appreciation or deprecia-tion of investments.

The Fund's effective yield is calculated by taking the base period return (com-puted as described above) and calculating the effect of assumed compounding. The formula for effective yield is: (base period return + 1)/365///7/-1.

Taxable equivalent yield is computed by dividing that portion of the fund's yield which is tax-exempt by 1 minus the stated federal income tax rate and adding the result to that portion, if any, of the yield of the fund that is not
tax-exempt. Based upon (1) a 1999 federal income tax of     %, and (2) the
yield for the fund as described above for the seven-day period ended February
28, 1999, the taxable equivalent yield for the fund for that period was     %.

The Fund's yield will fluctuate, and the publication of annualized yield quota-tions is not a representation of what an investment in the Fund will actually yield for any given future period. Actual yields will depend not only on changes in interest rates on money market instruments during the period in question, but also on such matters as the Fund's expenses.


In reports or other communications to shareholders or in advertising and sales literature, the Fund may compare its performance to that of other money market mutual funds tracked by Lipper Analytical Services, Inc. ("Lipper"), by Donoghue's Money Fund Report ("Donoghue's") or similar services or by financial publications such as Barron's, Changing Times, Forbes and Money Magazine. Per-formance comparisons by these indexes, services or publications may rank mutual funds over different periods of time by means of aggregate, average, year-by-year or other types of performance figures. Lipper ranks mutual funds by over-all performance, investment objectives, and assets and assumes the reinvestment of dividends for the period covered. Donoghue's ranks investment results ac-cording to total return (annualized results net of management fees and ex-penses) and presents one year results as effective annual yields assuming rein-vestment of dividends. Any given performance quotation or performance compari-son should not be considered as representative of the Fund's performance for any future period.

A comparison of tax-exempt and taxable equivalent yields is one element to con-sider in making an investment decision. The Fund may from time to time in its advertising and sales materials compare its then current yields as of a recent date with the yields on taxable investments such as corporate or U.S. Govern-ment bonds and bank CDs or money market accounts, each of which has investment characteristics that may differ from those of the Fund. U.S. Government bonds, for example, are backed by the full faith and credit of the U.S. Government, and bank CDs and money market accounts are insured by an agency of the federal government.

The following table shows the effects for individuals of federal income taxes on the amount that those subject to a given tax rate would have to put into a tax-free investment in order to generate the same after-tax income as a taxable investment.*

  Read down to find the amount of a tax-free investment at the specified rate that would provide the same after-tax income as a $50,000 taxable invest-ment at the stated taxable rate.

             2.00%    2.50%    3.00%    3.50%    4.00%    4.50%    5.00%
  Taxable   Tax-Free Tax-Free Tax-Free Tax-Free Tax-Free Tax-Free Tax-Free
--------------------------------------------------------------------------
   3.00%    $ 51,750 $41,400  $34,500  $29,571  $25,875  $23,000  $20,700
--------------------------------------------------------------------------
   4.00%    $ 69,000 $55,200  $46,000  $39,429  $34,500  $30,667  $27,600
--------------------------------------------------------------------------
   5.00%    $ 86,250 $69,000  $57,500  $49,286  $43,125  $38,333  $34,500
--------------------------------------------------------------------------
   6.00%    $103,500 $82,800  $69,000  $59,143  $51,750  $46,000  $41,400
--------------------------------------------------------------------------
   7.00%    $120,750 $96,600  $80,500  $69,000  $60,375  $53,667  $48,300


*The dollar amounts in the table reflect a 31% federal income tax rate.

This table is for illustrative purposes only and is not intended to predict the actual return you might earn on your investment. The Fund occasionally may ad-vertise its performance in similar tables using a different current tax rate than that shown here. The tax rate shown here may be higher or lower than your actual tax rate; a higher tax rate would tend to make the dollar amounts in the table lower, while a lower tax rate would make the amounts higher. You should consult your tax adviser to determine your actual tax rate.

              ADDITIONAL INFORMATION ABOUT PURCHASESAND SALES

Exchange Privileges
You may exchange shares of the Fund for shares of any other open-end management investment company with reciprocal exchange privileges (the "Nuveen Funds"), into an identically registered account provided that the Nuveen Fund into which shares are to be exchanged is offered in the shareholder's state of residence and that the shares to be exchanged have been held by the shareholder for a pe-riod of at least 15 days. Shares of Nuveen Funds purchased subject to a front-end sales charge may be exchanged for shares of the Fund or any other Nuveen Fund at the next determined net asset value without any front-end sales charge. Shares of any Nuveen Fund purchased through dividend reinvestment or through reinvestment of Nuveen Unit Trust distributions (and any dividends thereon) may be exchanged for shares of the Fund or any other Nuveen Fund without a front-end sales charge. Exchanges of shares with respect to which no front-end sales charge has been paid will be made at the public offering price, which may in-clude a front-end sales charge, unless a front-end sales charge has previously been paid on the investment represented by the exchanged shares (i.e., the shares to be exchanged were originally issued in exchange for shares on which a front-end sales charge was paid), in which case the exchange will be made at net asset value. Because certain other Nuveen Funds may determine net asset value and therefore honor purchase or redemption requests on days when the Fund does not (generally, Martin Luther King's Birthday, Columbus Day and Veteran's
Day), exchanges of shares of one of those funds for shares of the Fund may not be affected on such days.

The total value of shares being exchanged must at least equal the minimum in-vestment requirement of the Nuveen Fund into which they are being exchanged. Exchanges are made based on the relative dollar values of the shares involved in the exchange, and will be effected by redemption of shares of the Nuveen Fund held and purchase of the shares of the other Nuveen Fund. For federal in-come tax purposes, any such exchange constitutes a sale and purchase of shares and may result in capital gain or loss. Before exercising any exchange, you should obtain the Prospectus for the Nuveen Fund into which shares are to be exchanged and read it carefully. If the registration of the account for the Fund you are purchasing is not exactly the same as that of the Fund account from which the exchange is made, written instructions from all holders of the account from which the exchange is being made must be received, with signatures guaranteed by a member of any approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. You may also make exchanges by telephone if a pre-authorized exchange authorization, as provided on the ac-count Application Form, is on file with Shareholder Services, Inc., the Fund's shareholder service agent. The exchange privilege may be modified or discontin-ued at any time.

Additional Information
An account will be maintained for each shareholder of record in the Fund by our Transfer Agent. Share certificates will be issued only upon written request of the shareholder to our Transfer Agent. No certificates are issued for frac-tional shares. The Fund reserves the right to reject any purchase order and to waive or increase minimum investment requirements.

Confirmations of each purchase and redemption order as well as monthly state-ments are sent to every shareholder. Master accounts also receive a monthly summary report setting forth the share balance and dividends earned for the month for each sub-account established under that master account.

To assist those institutions performing their own sub-accounting, same day in-formation as to the Fund's daily per share income to seven decimal places and the one-day yield to four decimal places are normally available by 3:30 p.m., Eastern Time.

A change in registration or transfer of shares held in the name of a broker/dealer can only be effected by an order in good form from the broker/dealer acting on behalf of the investor. Broker/dealers are encouraged to open single master accounts. However, some broker/dealers may wish to use our Transfer Agent's sub-accounting system to minimize their internal record-keeping requirements. A broker/dealer or other investor requesting shareholder servicing or accounting other than the master account or subaccounting service offered by the Fund will be required to enter into a separate agreement with the agent for these services for a fee to be determined in accordance with the level of services to be furnished.

Banks and other organizations through which investors may purchase shares of the Fund may impose charges in connection with purchase orders. Investors should contact their institutions directly to determine what charges, if any, may be imposed.

Subject to the rules of the SEC, the Fund reserves the right to suspend the continuous offering of the shares at any time, but such suspension shall not affect the shareholder's right of redemption as described below. The Fund also reserves the right to reject any purchase order and to waive or increase mini-mum investment requirements.

Redemption in Kind
The Fund has committed to pay in cash all redemption requests made by each shareholder during any 90 day period up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC and is a fundamental policy of the Fund which may not be changed without shareholder approval. In the case of redemption requests in excess of such amounts, the Board of Directors re-serves the right to have the Fund make payment in whole or in part in securi-ties or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the ex-isting shareholders. In this event, the securities would be valued in the same manner as the portfolio of the Fund is valued. If the recipient were to sell such securities, he or she would incur brokerage charges.

Other Practices
The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit for protection of the shareholders of the Fund.

The Fund has authorized certain brokers and firms to accept purchase and re-demption orders on its behalf. The Fund will consider an order to be "received" when such a broker or firm accepts the order from its customer.

In addition to the types of compensation to dealers to promote sales of Fund shares that are described in the prospectus, Nuveen may from time to time make additional reallowances only to certain authorized dealers who sell or are ex-pected to sell certain minimum amounts of shares of the Nuveen Mutual Funds during specified time periods.

                 OTHER INFORMATION REGARDING SHARES OF THE FUND

Shareholders should note that when a Fund dividend check has been returned to the sender by the post office after repeated mailings, the shareholder account will thereafter be registered for automatic reinvestment of dividends and thus the dividend check and future dividend checks will be reinvested in additional Fund shares. Shareholders are reminded that they need to advise the Funds promptly in writing of any change in address.

The Glass-Steagall Act and other applicable laws, among other things, may limit banks from engaging in the business of underwriting, selling or distributing securities. Since the only functions of banks who may be engaged as service or-ganizations is to perform administrative shareholder servicing functions, the Fund believes that such laws should not preclude a bank from acting as a serv-ice organization. However, future changes in either federal or state statutes or regulations relating to the permissible activities of banks and their sub-sidiaries or affiliates, as well as judicial or administrative decisions or in-terpretations of statutes or regulations, could prevent a bank from continuing to perform all or a part of its shareholder servicing activities. If a bank were prohibited from so acting, its shareholder customers would be permitted to remain shareholders of the Fund and alternative means for continuing the ser-vicing of such shareholders would be sought.

Nuveen serves as the principal underwriter of the shares of the Fund pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Fund, dated April 30, 1982 and last renewed on July 31, 1998 ("Distribution Agreement"). Pursuant to the Distribution Agreement, the Fund appointed Nuveen to be its agent for the distribution of the Fund's shares on a continuous of-fering basis. Nuveen sells shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as "Deal-ers"), or others, in a manner consistent with the Funds then effective regis-tration statement. Pursuant to the Distribution Agreement, Nuveen, at its own expense, finances certain activities incident to the sale and distribution of the Fund's shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of com-pensation and giving of concessions to dealers. Expenses incurred in register-ing the Fund and its shares under federal and state securities laws are paid by the Fund.

To help advisers and investors better understand and more efficiently use an investment in the Fund to reach their investment goals, the Fund and its spon-sor, Nuveen, may advertise and create specific investment programs and systems. For example, such activities may include presenting information on how to use an investment in the Fund, alone or in combination with an investment in other mutual funds or unit investment trusts sponsored by Nuveen, to accumulate as-sets for future education needs or periodic payments such as insurance premi-ums. The Fund and its sponsor may produce software or additional sales litera-ture to promote the advantages of using the Fund to meet these and other spe-cific investor needs.

Statement of Additional Information
June 10, 1999
Nuveen Money Market Trust
333 West Wacker Drive
Chicago, Illinois 60606

Nuveen Money Market Trust
NUVEEN MUNICIPAL MONEY MARKET FUND

This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus of the Nuveen Municipal Money Market Fund dated June 10, 1999. The Prospectus may be obtained without charge from certain securities representatives, banks, and other financial institutions that have entered into sales agreements with John Nuveen & Co. Incorporated, or from the Fund by mailing a written request to the Fund, c/o John Nuveen & Co. Incorporated ("Nuveen"), 333 West Wacker Drive, Chicago, Illinois 60606 or by calling (800) 257-8787.

Table of Contents                                       Page
------------------------------------------------------------
Investment Policies and Investment Portfolio             S-2
------------------------------------------------------------
Management                                              S-11
------------------------------------------------------------
Investment Adviser and Investment Management Agreement  S-15
------------------------------------------------------------
Portfolio Transactions                                  S-16
------------------------------------------------------------
Net Asset Value                                         S-17
------------------------------------------------------------
Tax Matters                                             S-18
------------------------------------------------------------
Performance Information                                 S-22
------------------------------------------------------------
Additional Information About Purchases and Sales        S-25
------------------------------------------------------------
Service Plan                                            S-28
------------------------------------------------------------
Other Information Regarding Shares of the Fund          S-29
------------------------------------------------------------

Principal Underwriter   Investment Adviser    Independent Public Accountants
John Nuveen & Co. Incorporated
                        Nuveen Advisory       for the Fund
                        Corp., Subsidiary
                        of John Nuveen &
                        Co. Incorporated

                                              Arthur Andersen LLP
Chicago:                                      33 West Monroe Street
333 West Wacker Drive                         Chicago, Illinois 60603
Chicago, Illinois 60606 333 West Wacker
                        Drive

(312) 917-7700

                        Chicago, Illinois
                        60606

                                              Transfer and Dividend
New York:                                     Disbursing Agent

10 East 50th Street                           Chase Global Funds
New York, New York 10022Custodian             Services Company
(212) 207-2000          The Chase Manhattan   P.O. Box 5186
                        Bank                  New York, New York 10274
                        4 New York Plaza
                        New York, New York
                        10004

                 FUNDAMENTAL POLICIES AND INVESTMENT PORTFOLIO

Fundamental Policies
The Fund's investment objective and certain fundamental policies are described in the Prospectus. The Fund, as a fundamental policy, may not, without the ap-proval of the holders of a majority of the shares:

(1) Invest in securities other than Municipal Obligations and temporary in-vestments as those terms are defined in the Prospectus;

(2) Invest more than 5% of its total assets in securities of any one issuer, excluding the United States government, its agencies and instrumentalities;

(3) Borrow money, except for temporary or emergency purposes and not for in-vestment purposes and then only in an amount not exceeding (a) 10% of the value of the Fund's total assets at the time of borrowing or (b) one-third of the value of the Fund's total assets including the amount borrowed in order to meet redemption requests which might otherwise require the untimely disposi-tion of securities. While any such borrowings exceed 5% of total assets, no additional purchases of investment securities will be made by the Fund. If due to market fluctuations or other reasons the value of the Fund's assets fall below 300% of its borrowings, the Fund will reduce its borrowings within 3 business days. To do this, the Fund may have to sell a portion of its invest-ments at a time when it may be disadvantageous to do so;

(4) Pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by subparagraph (3) above, it may pledge securities hav-ing a market value at the time of pledge not exceeding 10% of the value of the Fund's total assets;

(5) Issue senior securities as defined in the Investment Company Act of 1940 except to the extent such issuance might be involved with respect to borrowings described under item (3) above;

(6) Underwrite any issue of securities, except to the extent that the purchase of Municipal Obligations in accordance with the Fund's investment objective, policies, and limitations, may be deemed to be an underwriting;

(7) Purchase or sell real estate, but this shall not prevent the Fund from in-vesting in Municipal Obligations secured by real estate or interests therein or foreclosing upon and selling such security;

(8) Purchase or sell commodities or commodities contracts or oil, gas or other mineral exploration or development programs;

(9) Make loans, other than by entering into repurchase agreements and through the purchase of Municipal Obligations or temporary investments in accordance with its investment objective, policies and limitations;

(10) Make short sales of securities or purchase any securities on margin, ex-cept for such short-term credits as are necessary for the clearance of trans-actions;

(11) Write or purchase put or call options, except to the extent that the pur-chase of a stand-by commitment may be considered the purchase of a put;

(12) Concentrate more than 25% of its assets in the securities of issuers in any single industry; provided, however, that such limitations shall not be ap-plicable on the purchase of Municipal Obligations issued by governments or po-litical subdivisions of governments, and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

(13) Invest more than 10% of its assets in repurchase agreements maturing in more than seven days, "illiquid" securities (such as non-negotiable CDs) and securities without readily available market quotations.

For the purpose of applying the limitations set forth in paragraph (2) above, the issuer shall be deemed a separate issuer when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-govern-mental user then such non-governmental user would be deemed to be the sole is-suer. Where a security is also backed by the enforceable obligation of a supe-rior or unrelated governmental entity or other entity (other than a bond in-surer) it shall be included in the computation of securities owned that are issued by such governmental entity or other entity.

Where a security is guaranteed by a governmental entity or some other facili-ty, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Where a security is insured by bond insurance, it shall not be considered a security issued or guaranteed by the insurer; instead the issuer of such security will be determined in accor-dance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund's assets that may be invested in securities insured by any single insurer. It is a fundamental policy of the Fund, which cannot be changed without the approval of the holders of a majority of shares of such Fund, that the Fund will not hold securities of a single bank, includ-ing securities backed by a letter of credit of such bank, if such holdings would exceed 10% of the total assets of the Fund.

The foregoing restrictions and limitations, as well as the Fund's policies as to ratings of Fund investments, will apply only at the time of purchase of se-curities, and the percentage limitations will not be considered violated un-less an excess or deficiency occurs or exists immediately after and as a re-sult of an acquisition of securities, unless otherwise indicated.

The foregoing fundamental investment policies, together with the investment objective of the Fund, cannot be changed without approval by holders of a "ma-jority of the Fund's outstanding voting shares." As defined in the Investment Company Act of 1940, this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

General Information

The Nuveen Money Market Trust (the "Trust") is an open-end management series investment company organized as a Massachusetts business trust on January 15, 1999. The Fund (formerly, the Nuveen Tax-Free Reserves, Inc., the Fund's pred-ecessor) is an open-end, diversified management investment company organized as a series of the Trust. The Trust is an open-end management series company under SEC Rule 18f-2. The Fund is a separate series issuing its own shares. The Trust currently has five series. Certain matters under the Investment Com-pany Act of 1940 which must be submitted to a vote of the holders of the out-standing voting securities of a series company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each series affected by such matter.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of a trust may, under certain circumstances, be held personally liable as partners for its obligations. How-ever, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust fur-ther provides for indemnification out of the assets and property of the Trust for all loss and expense of any shareholder personally liable for the obliga-tions of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself were unable to meet its ob-ligations. The Trust believes the likelihood of these circumstances is remote.

Fund Shares represent an interest in the same portfolio of investments of the Fund. Fund Shares have equal rights as to voting, redemption, dividends and liquidation, and have exclusive voting rights with respect to any applicable distribution or service plan. There are no conversion, preemptive or other subscription rights. The Board of Trustees of the Fund has the right to estab-lish additional series and classes of shares in the future, to change those series or classes and to determine the preferences, voting powers, rights and privileges thereof.

Year 2000 Issues

The "Year 2000" problem refers to the fact that many computer programs use only the last two digits of a year, and do not recognize a year that begins with "20" instead of "19." If this problem is not corrected, computers could function improperly or not at all, which could affect the global economy. The SEC has urged securities issuers to disclose the steps they are taking to cor-rect any Year 2000 problems.

The Fund invests primarily in money market instruments. If the issuers of these instruments do not correct any Year 2000 problems in a timely manner, they could experience problems in conducting their operations or in making payments on their securities, which could cause the value of these securities to decline. Issuers could experience three types of Year 2000 problems. First, if an issuer's internal computer systems experience Year 2000 problems, this could disrupt an issuer's operations (such as its ability to collect local taxes or fees). Second, an issuer may rely on other parties for the payments that support its debt service, such as servicers that collect mortgage or stu-dent loan payments, and those third parties may have Year 2000 problems that interfere with their ability to for-ward payments to the issuer. Third, an issuer may have mechanical problems in sending payments to its securities holders.

Nuveen Advisory is obtaining information about the Year 2000 readiness of the issuers of its portfolio securities as part of its on-going surveillance of the creditworthiness of those issuers.

Portfolio Securities
The various securities in which the Fund intends to invest are described in the Prospectus. The following is a more complete description of certain Municipal Obligations in which the Fund may invest:

Municipal Obligations
The Fund invests in debt obligations issued by states, cities and local author-ities to obtain funds for various public purposes, including the construction of such public facilities as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which these securities may be issued include the refinancing of outstanding obligations, the obtaining of funds for general operating expenses and for loans to other public institutions and facilities. In addition, certain industrial development bonds and pollution control bonds may be included within the term Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax.

Two principal classifications of these securities (sometimes called Municipal Obligations) are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development and pollution control bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit or tax-ing power of the issuer of such bonds.

Municipal Obligations can be further classified between bonds and notes. Bonds are issued to raise longer-term capital but, when purchased by the Fund, will have 397 days or less remaining until maturity or will have a variable or floating rate of interest. These issues may be either general obligation bonds or revenue bonds.

Notes are short-term instruments with a maturity of two years or less. Most notes are general obligations of the issuer and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Payment of these notes is primarily dependent upon the issuer's receipt of the anticipated reve-nues.

Municipal Obligations also include very short-term unsecured, negotiable prom-issory notes, issued by states, municipalities, and their agencies, which are known as "tax-exempt commercial paper" or "municipal paper." Payment of princi-pal and interest on issues of municipal paper may be made from various sources, to the extent that funds are available therefrom. There is a limited secondary market for issues of municipal paper.

While these various types of notes as a group represent the major portion of the tax-exempt note market, other types of notes are occasionally available in the marketplace and the Fund may invest in such other types of notes to the ex-tent consistent with its investment objective and limitations. Such notes may be issued for different purposes and with different security than those men-tioned above.

The yields on Municipal Obligations are dependent on a variety of factors, in-cluding the condition of the general money market and the Municipal Obligation market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's and S&P represent their opin-ions as to the quality of those Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. The market value of outstanding Municipal Obligations will vary with changes in prevailing interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

Obligations of issuers of debt securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda ex-tending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its debt security may be materially affected.

Bond Anticipation Notes (BANs) are usually general obligations of state and lo-cal governmental issuers which are sold to obtain interim financing for pro-jects that will eventually be funded through the sale of long-term debt obliga-tions or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond mar-ket and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

Tax Anticipation Notes (TANs) are issued by state and local governments to fi-nance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could ad-versely affect the issuer's ability to meet its obligations on outstanding TANs.

Revenue Anticipation Notes (RANs) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as antici-pated revenues from another level of government, could adversely affect an is-suer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obli-gations could affect the ability of the issuer to pay the principal and inter-est on RANs.

Construction Loan Notes are issued to provide construction financing for spe-cific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

Bank Notes are notes issued by local governmental bodies and agencies such as those described above to commercial banks as evidence of borrowings. The pur-poses for which the notes are issued are varied but they are frequently issued to meet short-term working-capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

Industrial Development and Pollution Control Bonds are issued by or on behalf of public authorities to finance various privately-rated facilities. Typically the interest paid thereon is exempt from federal income tax.

Variable and Floating Rate Instruments. Certain money market instruments may carry variable or floating rates of interest. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a bank prime rate or tax-exempt money market index. Variable rate notes are adjusted to current interest rate levels at certain specified times, such as every 30 days, as set forth in the instrument. A floating rate note adjusts automatically whenever there is a change in its base interest rate adjustor, e.g., a change in the prime lending rate or specified interest rate indices. Typically such instruments carry demand features permit-ting the Fund to recover the full principal amount thereof upon specified notice.

One form of variable or floating rate instrument consists of an underlying fixed rate municipal bond that is subject to a third party demand feature or "tender option." The holder of the bond would pay a "tender fee" to the third party tender option provider, the amount of which would be periodically ad-justed so that the bond/tender option combination would reasonably be expected to have a market value that approximates the par value of the bond. This bond/tender option combination would therefore be functionally equivalent to ordinary variable or floating rate obligations as described above, and the Fund may purchase such obligations subject to certain conditions specified by the Securities and Exchange Commission.

The Fund's right to obtain payment at par on a demand instrument upon demand could be adversely affected by events occurring between the date the Fund elects to tender the instrument and the date proceeds are due. Nuveen Advisory will monitor on an ongoing basis the pricing, quality and liquidity of such in-struments and will similarly monitor the ability of an obligor under the demand arrangement, including demand obligors as to instruments supported by bank let-ters of credit or guarantees, to pay principal and interest on demand. Although the ultimate maturity of such variable rate obligations may exceed one year, the Fund will treat the maturity of each variable rate demand obligation, for purposes of computing its dollar-weighted average portfolio maturity, as the longer of (i) the notice period required before the Fund is entitled to payment of the principal amount through demand, or (ii) the period remaining until the next interest rate adjustment.

The Fund may also obtain standby commitments with respect to Municipal Obliga-tions. Under a standby commitment (often referred to as a put), the party issu-ing the commitment agrees to purchase at the Fund's option the Municipal Obli-gation at an agreed-upon price on certain dates or within a specific period. Since the value of a standby commitment depends in part upon the ability of the issuing party to meet its purchase obligations thereunder, the Fund will enter into standby commitments only with parties which have been evaluated by Nuveen Advisory and, in the opinion of Nuveen Advisory, present minimal credit risks.

The amount payable to the Fund upon its exercise of a standby commitment would be (1) the acquisition cost of the Municipal Obligations (excluding any accrued interest that the Fund paid on acquisition), less any amortized market premium or plus any amortized market or original during the period the Fund owned the security, plus (2) all interest accrued on the security since the last interest payment date during the period the security was owned by the Fund. The Fund's right to exercise standby commitments held by it will be unconditional and un-qualified. The acquisition of a standby commitment will not affect the valua-tion of the underlying security, which will continue to be valued in accordance with the amortized cost method. The standby commitment itself will be valued at zero in determining net asset value. The Fund may purchase standby commitments for cash or pay a higher price for portfolio securities which are acquired sub-ject to such a commitment (thus reducing the yield to maturity otherwise avail-able for the same securities). The maturity of a Municipal Obligation purchased by the Fund will not be considered shortened by any standby commitment to which such security is subject. Although the Fund's rights under a standby commitment would not be transferable, the Fund could sell Municipal Obligations which were subject to a standby commitment to a third party at any time.

When-Issued Securities
The Fund may purchase and sell Municipal Obligations on a when-issued or de-layed delivery basis. When-issued and delayed delivery transactions arise when securities are purchased or sold with payment and delivery beyond the regular settlement date. (When-issued transactions normally settle within 30-45 days.) On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. The commitment to purchase secu-rities on a when-issued or delayed delivery basis may involve an element of risk because the value of the securities is subject to market fluctuation, no interest accrues to the purchaser prior to settlement of the transaction, and at the time of delivery the market value may be less than cost. At the time the Fund makes the commitment to purchase a Municipal Obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the amount due and the value of the security in determining its net asset value. Likewise, at the time the Fund makes the commitment to sell a Municipal Obliga-tion on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the Municipal Obligation sold pursuant to a delayed delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. The Fund will maintain designated readily marketable assets at least equal in value to commitments to purchase when-is-sued or delayed delivery securities, such assets to be segregated by the Custo-dian specifically for the settlement of such commitments. The Fund will only make commitments to purchase Municipal Obligations on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Fund reserves the right to sell these securities before the settlement date if it is deemed advisable. If a when-issued security is sold before delivery any gain or loss would not be tax-exempt.

Taxable Investments
Taxable investments (sometimes called "Temporary Investments") include obliga-tions of the United States Government, its agencies or instrumentalities; debt securities of issuers having, at the time of purchase, a quality rating within the two highest grades by either Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") (Aaa or Aa, or AAA or AA, respectively);

commercial paper rated in the highest grade by either of such rating services (Prime-1 or A-1, respectively); certificates of deposit of domestic banks with assets of $1 billion or more; and Municipal Obligations and U.S. Government ob-ligations subject to short-term repurchase agreements.

Subject to the limitations described in the Prospectus the Fund may invest in the following taxable investments:

U.S. Government Direct Obligations--issued by the United States Treasury and include bills, notes, and bonds.

--Treasury bills are issued with maturities of up to one year. They are issued in bearer form, are sold on a discount basis and are payable at par value at maturity.

--Treasury notes are longer-term interest-bearing obligations with original ma-turities of one to seven years.

--Treasury bonds are longer-term interest-bearing obligations with original ma-turities from five to thirty years.

U.S. Government Agencies Securities--Certain federal agencies have been estab-lished as instrumentalities of the United States government to supervise and finance certain types of activities. These agencies include, but are not lim-ited to the Bank for Cooperatives, Federal Land Banks, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Export-Import Bank of the United States and Tennessee Valley Authority. Issues of these agencies, while not di-rect obligations of the United States government, are either backed by the full faith and credit of the United States or are guaranteed by the Treasury or sup-ported by the issuing agencies' right to borrow from the Treasury. There can be no assurance that the United States government itself will pay interest and principal on securities as to which it is not so legally obligated.

Certificates of Deposit (CDs)--A certificate of deposit is a negotiable inter-est-bearing instrument with a specific maturity. CDs are issued by banks in ex-change for the deposit of funds and normally can be traded in the secondary market, prior to maturity. The Fund will only invest in U.S. dollar denominated CDs issued by U.S. banks with assets of $1 billion or more.

Commercial Paper--Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations. Maturities on these issues vary from a few to 397 days. Commercial paper may be purchased from U.S. corpo-rations.

Other Corporate Obligations--The Fund may purchase notes, bonds and debentures issued by corporations if at the time of purchase there is less than 397 days remaining until maturity or if they carry a variable or floating rate of inter-est.

Repurchase Agreements--A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. Government or Municipal Obligations) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed upon repurchase price determines the yield during the Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Fund will only enter into repurchase agreements with dealers, domestic banks or recognized financial institutions that in the opin-ion of Nuveen Advisory represent minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. Nuveen Advisory will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that the value always equals or exceeds the agreed upon repurchase price. In the event the value of the collateral declines below the repurchase price, Nuveen Advisory will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price.

Ratings of Investments
The two highest ratings of Moody's for Municipal Obligations are Aaa and Aa. Municipal Obligations rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to Municipal Obligations which are of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat larger than in Aaa rated Municipal Obligations. The Aaa and Aa rated Municipal Obligations comprise what are generally known as "high grade bonds." Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

The two highest ratings of S&P for Municipal Obligations are AAA and AA. Munic-ipal Obligations rated AAA have an extremely strong capacity to pay principal and interest. The rating of AA indicates that capacity to pay principal and in-terest is very strong and such bonds differ from AAA issues only in small de-gree.

The highest rating of Moody's and S&P for federally tax-exempt short-term loans and notes is VMIG-1 or MIG-I and SP-1, respectively. Obligations designated VMIG-I and MIG-I are the best quality, enjoying strong protection from estab-lished cash flows for their servicing or from established and broad-based ac-cess to the market for refinancing, or both. The designation SP-1 indicates a very strong or strong capacity to pay principal and interest.

The Fund's ability to purchase commercial paper of tax-exempt and corporate is-suers is limited to commercial paper rated Prime-1 by Moody's or A-1 by S&P. The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuer's rated P-1 have a superior capacity for repayment of short-term obligations normally evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures which moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternative liquidity. The designation A-1 indicates that the degree of safety regarding timely payment is very strong.

Subsequent to its purchase by the Fund, an issue may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Nei-ther event requires the elimination of such obligations from the Fund, but Nuveen Advisory will consider such an event in its determination of whether the Fund should continue to hold such obligation.

                                   MANAGEMENT

The management of the Trust, including general supervision of the duties per-formed by Nuveen Advisory under the Investment Management Agreement, is the re-sponsibility of its Board of Trustees. There are seven trustees of the Trust, one of whom is an "interested person" (as that term is defined in the Invest-ment Company Act of 1940). None of the trustees who are not "interested per-sons" of the Fund has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Trust and their ages and principal occupations and other affil-iations during the past five years are set forth below.

-------------------------------------------------------------------------------
                                  Positions and        Principal Occupations
 Name and Address             Age Offices with Funds   During Past Five Years
-------------------------------------------------------------------------------
 Timothy R. Schwertfeger*+    50  Chairman and Trustee Chairman of the Board of
 333 West Wacker Drive                                 the Funds (since July
 Chicago, IL 60606                                     1996); Trustee and
                                                       President of the Funds
                                                       advised by Nuveen
                                                       Institutional Advisory
                                                       Corp. (since July 1996);
                                                       Chairman (since July
                                                       1996), Director, and
                                                       previously Executive
                                                       Vice President, of The
                                                       John Nuveen Company,
                                                       John Nuveen & Co.,
                                                       Nuveen Advisory Corp.
                                                       and Nuveen Institutional
                                                       Advisory Corp.; Director
                                                       (since 1996) of
                                                       Institutional Capital
                                                       Corporation; Chairman
                                                       and Director of Nuveen
                                                       Asset Management, Inc.;
                                                       Chairman and Director of
                                                       Rittenhouse Financial
                                                       Services Inc. (since
                                                       1999).

-------------------------------------------------------------------------------
 Robert P. Bremner            58  Trustee              Private Investor and
 3725 Huntington Street, N.W.                          Management Consultant.
 Washington, D.C. 20015

-------------------------------------------------------------------------------
 Lawrence H. Brown            64  Trustee              Retired (August 1989) as
 201 Michigan Avenue                                   Senior Vice President of
 Highwood, IL 60040                                    The Northern Trust
                                                       Company (banking and
                                                       trust industry).

-------------------------------------------------------------------------------
 Anne E. Impellizzeri         66  Trustee              Executive Director
 3 West 29th Street                                    (since 1998) of Manitoga
 New York, NY 10001                                    (center for Russell
                                                       Wright's design/home and
                                                       landscape); formerly
                                                       President and Chief
                                                       Executive Officer of
                                                       Blanton-Peale,
                                                       Institutes of Religion
                                                       and Health (a training
                                                       and counseling
                                                       organization).

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                               Positions and                      Principal Occupations
 Name and Address          Age Offices with Funds                 During Past Five Years
------------------------------------------------------------------------------------------
 Peter R. Sawers            66 Trustee                            Adjunct Professor of
 22 The Landmark                                                  Business and Economics,
 Northfield, IL 60093                                             University of Dubuque,
                                                                  Iowa; Adjunct Professor,
                                                                  Lake Forest Graduate
                                                                  School of Management,
                                                                  Lake Forest, Illinois;
                                                                  Chartered Financial
                                                                  Analyst; Certified
                                                                  Management Consultant.

------------------------------------------------------------------------------------------
 William J. Schneider       54 Trustee                            Senior Partner and Chief
 4000 Miller-Valentine Ct.                                        Operating Officer,
 P.O. Box 744                                                     Miller-Valentine
 Dayton, OH 45401                                                 Partners, Vice
                                                                  President, Miller-
                                                                  Valentine Group
                                                                  (commercial real
                                                                  estate); Member
                                                                  Community Advisory
                                                                  Board, National City
                                                                  Bank, Dayton, Ohio.

------------------------------------------------------------------------------------------
 Judith M. Stockdale        51 Trustee                            Executive Director,
 35 E. Wacker Drive                                               Gaylord and Dorothy
 Suite 2600                                                       Donnelley Foundation, a
 Chicago, IL 60601                                                private family
                                                                  foundation (since 1994);
                                                                  prior thereto, Executive
                                                                  Director, Great Lakes
                                                                  Protection Fund (from
                                                                  1990 to 1994).

--------------------------------------------------------------------------------
 Alan G. Berkshire+         38 Vice President and Asst. Secretary Vice President and
 333 West Wacker Drive         since 1998                         General Counsel (since
 Chicago, IL 60606                                                September 1997) and
                                                                  Secretary (since May
                                                                  1998) of The John Nuveen
                                                                  Company, John Nuveen &
                                                                  Co. Incorporated, Nuveen
                                                                  Advisory Corp. and
                                                                  Nuveen Institutional
                                                                  Advisory Corp.; prior
                                                                  thereto, partner in the
                                                                  law firm of Kirkland &
                                                                  Ellis.

--------------------------------------------------------------------------------
 Peter H. D'Arrigo          31 Vice President and Treasurer       Vice President of John
 333 West Wacker Drive         since 1999                         Nuveen & Co.
 Chicago, IL 60606                                                Incorporated (since
                                                                  January 1999), prior
                                                                  thereto. Assistant Vice
                                                                  President (from January
                                                                  1997); formerly,
                                                                  Associate of John Nuveen
                                                                  & Co. Incorporated;
                                                                  Chartered Financial
                                                                  Analyst.

--------------------------------------------------------------------------------
 Michael S. Davern+         41 Vice President since 1997          Vice President of Nuveen
 333 West Wacker Drive                                            Advisory Corp. (since
 Chicago, IL 60606                                                January 1997); prior
                                                                  thereto, Vice President
                                                                  and Portfolio Manager of
                                                                  Flagship Financial, Inc.
                                                                  (from September 1991 to
                                                                  January 1997).

------------------------------------------------------------------------------------------
 Lorna C. Ferguson+         53 Vice President since 1998          Vice President of John
 333 West Wacker Drive                                            Nuveen & Co.
 Chicago, IL 60606                                                Incorporated; Vice
                                                                  President of Nuveen
                                                                  Advisory Corp. and
                                                                  Nuveen Institutional
                                                                  Advisory Corp. (since
                                                                  January 1998).

------------------------------------------------------------------------------------------
 William M. Fitzgerald+     35 Vice President since 1996          Vice President of Nuveen
 333 West Wacker Drive                                            Advisory Corp. (since
 Chicago, IL 60606                                                December 1995); prior
                                                                  thereto, Assistant Vice
                                                                  President of
                                                                  Nuveen Advisory Corp.
                                                                  (from September 1992 to
                                                                  December 1995);
                                                                  Chartered Financial
                                                                  Analyst.

------------------------------------------------------------------------------------------
 Stephen D. Foy+            44 Vice President and Controller      Vice President of John
 333 West Wacker Drive         since 1998                         Nuveen & Co.
 Chicago, IL 60606                                                Incorporated and (since
                                                                  May 1998) The John
                                                                  Nuveen Company;
                                                                  Certified Public
                                                                  Accountant.

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                              Positions and              Principal Occupations
 Name and Address         Age Offices with Funds         During Past Five Years
---------------------------------------------------------------------------------
 J. Thomas Futrell+        43 Vice President since 1991  Vice President of Nuveen
 333 West Wacker Drive                                   Advisory Corp.;
 Chicago, IL 60606                                       Chartered Financial
                                                         Analyst.

---------------------------------------------------------------------------------
 Richard A. Huber+         36 Vice President since 1997  Vice President of Nuveen
 333 West Wacker Drive                                   Institutional Advisory
 Chicago, IL 60606                                       Corp. (since March 1998)
                                                         and Nuveen Advisory
                                                         Corp. (since January
                                                         1997); prior thereto,
                                                         Vice President and
                                                         Portfolio Manager of
                                                         Flagship Financial, Inc.

---------------------------------------------------------------------------------
 Steven J. Krupa+          41 Vice President since 1990  Vice President of Nuveen
 333 West Wacker Drive                                   Advisory Corp.
 Chicago, IL 60606

---------------------------------------------------------------------------------
 Larry W. Martin+          47 Vice President and         Vice President,
 333 West Wacker Drive        Asst. Secretary since 1993 Assistant Secretary and
 Chicago, IL 60606                                       Assistant General
                                                         Counsel of John Nuveen &
                                                         Co. Incorporated; Vice
                                                         President and Assistant
                                                         Secretary of Nuveen
                                                         Advisory Corp. and
                                                         Nuveen Institutional
                                                         Advisory Corp.,
                                                         Assistant Secretary of
                                                         The John Nuveen Company
                                                         and (since January 1997)
                                                         Nuveen Asset Management
                                                         Inc.

---------------------------------------------------------------------------------
 Edward F. Neild, IV+      33 Vice President since 1996  Vice President of Nuveen
 333 West Wacker Drive                                   Advisory Corp. and
 Chicago, IL 60606                                       Nuveen Institutional
                                                         Advisory Corp. (since
                                                         September 1996); prior
                                                         thereto, Assistant Vice
                                                         President of Nuveen
                                                         Advisory Corp. (from
                                                         December 1993 to
                                                         September 1996) and
                                                         Nuveen Institutional
                                                         Advisory Corp. (from May
                                                         1995 to September 1996);
                                                         Chartered Financial
                                                         Analyst.

---------------------------------------------------------------------------------
 Stephen S. Peterson+      41 Vice President since 1997  Vice President, (since
 333 West Wacker Drive                                   September 1997),
 Chicago, IL 60606                                       Assistant Vice President
                                                         (from September 1996 to
                                                         September 1997), and
                                                         Portfolio Manager prior
                                                         thereto, of Nuveen
                                                         Advisory Corp.;
                                                         Chartered Financial
                                                         Analyst.

---------------------------------------------------------------------------------
 Stuart W. Rogers+         43 Vice President since 1997  Vice President of John
 333 West Wacker Drive                                   Nuveen & Co.
 Chicago, IL 60606                                       Incorporated.

---------------------------------------------------------------------------------
 Thomas C. Spalding, Jr.+  47 Vice President since 1980  Vice President of Nuveen
 333 West Wacker Drive                                   Advisory Corp. and
 Chicago, IL 60606                                       Nuveen Institutional
                                                         Advisory Corp.;
                                                         Chartered Financial
                                                         Analyst.

---------------------------------------------------------------------------------
 William S. Swanson+       33 Vice President since 1998  Vice President of John
 333 West Wacker Drive                                   Nuveen & Co.
 Chicago, IL 60606                                       Incorporated (since
                                                         October 1997); Assistant
                                                         Vice President (from
                                                         September 1996 to
                                                         October 1997) and
                                                         formerly, Associate;
                                                         Chartered Financial
                                                         Analyst.

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                           Positions and                 Principal Occupations
 Name and Address      Age Offices with Funds            During Past Five Years
---------------------------------------------------------------------------------
 Gifford R. Zimmerman+  42 Vice President since 1993 and Vice President,
 333 West Wacker Drive     Secretary since 1998          Assistant Secretary and
 Chicago, IL 60606                                       Associate General
                                                         Counsel, formerly
                                                         Assistant General
                                                         Counsel (since September
                                                         1997) of John Nuveen &
                                                         Co. Incorporated; Vice
                                                         President and Assistant
                                                         Secretary of Nuveen
                                                         Advisory Corp. and
                                                         Nuveen Institutional
                                                         Advisory Corp.;
                                                         Assistant Secretary of
                                                         The John Nuveen Company
                                                         (since May 1994);
                                                         Chartered Financial
                                                         Analyst.

--------
*Mr. Schwertfeger is an interested person of the Fund.
+Person is affiliated with the Fund and affiliated with the Fund's adviser or principal underwriter.

Timothy R. Schwertfeger and Peter R. Sawers serve as members of the Executive Committee of the Board of Trustees. The Executive Committee, which meets be-tween regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees provided that the scope of the powers of the Executive Committee, unless otherwise specifically authorized by the full Board, shall be limited to (i) emergency matters where assembling the full Board in a timely manner is impracticable (and in which event management would take all reasonable steps to quickly notify the individual Board members of the actions taken by the Executive Committee), or (ii) matters of administrative or restricted nature.

The trustees of the Trust are directors, or trustees, as the case may be, of 36 Nuveen open-end portfolios and 55 Nuveen closed-end funds. Mr. Schwertfeger is also trustee of 11 Nuveen open-end and closed-end funds advised by Nuveen In-stitutional Advisory Corp.

The following table sets forth compensation paid by the Fund, as its predeces-sor, during the fiscal year ended February 28, 1999, to each of the trustees. The Fund has no retirement or pension plans. The officers and trustees affili-ated with Nuveen serve without any compensation from the Fund.

                                                              Total Compensation
                                                              From the Fund and
                                                Compensation  Fund Complex Paid
Name of Trustee                                 from the Fund    to Trustees
--------------------------------------------------------------------------------
Robert P. Bremner..............................     $807           $71,500
Lawrence H. Brown..............................     $873           $79,000
Anne E. Impellizzeri...........................     $807           $71,500
Peter R. Sawers................................     $807           $72,000
William J. Schneider...........................     $807           $71,500
Judith M. Stockdale............................     $807           $72,000

Each trustee who is not affiliated with Nuveen or Nuveen Advisory will receive a fee.

The Trust requires no employees other than its officers, all of whom are com-pensated by Nuveen.

             INVESTMENT ADVISER AND INVESTMENT MANAGEMENT AGREEMENT

Nuveen Advisory acts as investment adviser for the Fund and in such capacity manages the investment and reinvestment of the assets of the Fund. Nuveen Advi-sory also administers the Trust's business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as trustees or officers of the Trust if elected to such positions. See "Management of the Fund" in the Prospectus.

Pursuant to an investment management agreement between Nuveen Advisory and the Trust, the Fund has agreed to pay annual management fees at the rates set forth below, which are based on the Fund's average daily net asset value:

Average Daily Net Asset Value  Management Fee
---------------------------------------------
First
 $125M                          0.5000 of 1%
Next $125M                      0.4875 of 1%
Next $250M                      0.4750 of 1%
Next $500M                      0.4625 of 1%
Next $1B                        0.4500 of 1%
Over $2B                        0.4250 of 1%

Through December 31, 1999, Nuveen Advisory has undertaken to reimburse Fund ex-penses in an amount necessary to limit total operating expenses to .75 of 1% of the Fund's daily net asset value. Thereafter, Nuveen Advisory may choose to modify, continue or discontinue these reimbursements at its sole discretion.

Before June 1999 Nuveen Advisory's annual management fees were calculated at the rates set forth below, which are based on the Fund's average daily net as-set value:

Average Daily Net Asset
Value                       Management Fees
-------------------------------------------
For the first $500 million    .5000 of 1%
For the next $500 million     .4750 of 1%
For assets over $1 billion    .4500 of 1%

For periods before June 1999, Nuveen Advisory had agreed to waive all or a por-tion of its management fee or reimburse certain expenses of the Fund in order to prevent total operating expenses of (including Nuveen Advisory's management fee, but excluding interest, taxes, fees incurred in acquiring and disposing of portfolio securities, any asset-based distribution or service fees and, to the extent permitted, extraordinary expenses) in any fiscal year from exceeding .75 of 1% of the average daily net asset value of the Fund. Nuveen Advisory could also voluntarily agree to reimburse additional expenses from time to time, which could be terminated at any time in its discretion. For the last three fiscal years, the Fund, as its predecessor, paid net management fees to Nuveen Advisory as follows:

                           Management Fees
                    Net of Expense Reimbursement       Fee Waivers and
                       Paid to Nuveen Advisory      Expense Reimbursements
                         for the Year Ended           for the Year Ended
                    -------------------------------------------------------
                     2/28/97     2/28/98   2/28/99 2/28/97 2/28/98  2/28/99
                                  -----------------------------------------
                    $1,377,941  $1,196,845    --      --   $178,780    --

Nuveen Advisory is a wholly-owned subsidiary of John Nuveen & Co. Incorporated ("Nuveen"), the Fund's principal underwriter. Nuveen and its affiliates have sponsored or underwritten more than $60 billion of investment company securi-ties. Over 1,300,000 individuals have invested to date in Nuveen's funds and trusts. Founded in 1898, Nuveen is a subsidiary of The John Nuveen Company which, in turn, is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located in St. Paul, Minnesota and is principally en-gaged in providing property-liability insurance through subsidiaries.

Nuveen Advisory's portfolio managers call upon the resources of Nuveen's Re-search Department. The Nuveen Research Department reviews more than $100 bil-lion in municipal bonds every year.

The Fund, the other Nuveen funds, Nuveen Advisory, and other related entities have adopted a code of ethics which essentially prohibits all Nuveen fund man-agement personnel, including Nuveen fund portfolio managers, from engaging in personal investments which compete or interfere with, or attempt to take advan-tage of, the Fund's anticipated or actual portfolio transactions, and is de-signed to assure that the interest of Fund shareholders are placed before the interest of Nuveen personnel in connection with personal investment transac-tions.

                             PORTFOLIO TRANSACTIONS

Nuveen Advisory, in effecting purchases and sales of portfolio securities for the account of the Fund, will place orders in such manner as, in the opinion of management, will offer the best price and market for the execution of each transaction. Portfolio securities will normally be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price or execution may be ob-tained elsewhere. Portfolio securities will not be purchased from Nuveen or its affiliates except in compliance with the Investment Company Act of 1940.

The Fund since its inception has effected all portfolio transactions on a prin-cipal (as opposed to an agency) basis and, accordingly, has not paid any bro-kerage commissions.

Purchases from underwriters include a commission or concession paid by the is-suer to the underwriter, and purchases from dealers include the spread between the bid and asked price. Given the best price and execution obtainable, it is the practice of the Fund to select dealers which, in addition, furnish research information (primarily credit analyses of issuers) and statistical and other services to Nuveen Advisory. It is not possible to place a dollar value on in-formation and statistical and other services received from dealers. Since it is only supplementary to Nuveen Advisory's own research efforts, the receipt of research information is not expected to reduce significantly Nuveen Advisory's expenses. Any research benefits obtained are available to all of Nuveen Advisory's other cli-ents. While Nuveen Advisory will be primarily responsible for the placement of the Fund's business, the policies and practices of Nuveen Advisory in this re-gard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees of the Fund.

Nuveen Advisory reserves the right to, and does, manage other investment ac-counts and investment companies or other clients which may have investment ob-jectives similar to the Fund. Subject to applicable laws and regulations, Nuveen Advisory will attempt to allocate equitably portfolio transactions among the Fund and the portfolios of its other clients purchasing securities whenever decisions are made to purchase or sell securities by the Fund and one or more of such other clients simultaneously. In making such allocations the main fac-tors to be considered will be the respective investment objectives of the Fund and such other clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Fund and such other clients, the size of investment commitments generally held by the Fund and such other clients and opinions of the persons responsible for recom-mending investments to the Fund and such other clients.

While this procedure could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Fund's Board of Trustees that the benefits available from Nuveen Advisory's organization will outweigh any disadvantage that may arise from exposure to si-multaneous transactions.

Under the Investment Company Act of 1940, the Fund may not purchase portfolio securities from any underwriting syndicate of which Nuveen is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the type of securities purchased by the Fund and the amount of securities which may be purchased in any one is-sue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees of the Fund, including a majority of the members thereof who are not interested persons of the Fund.

                                NET ASSET VALUE

As stated in the Prospectus, the net asset value of the shares of the Fund will be determined by The Chase Manhattan Bank, the Fund's custodian, as of 12:00 noon, Eastern Time, (1) on each day on which the Federal Reserve Bank of Boston is normally open and (2) on any day during which there is sufficient degree of trading in the Fund's portfolio securities that the current net asset value of the Fund shares might be materially affected by such changes in the value of the portfolio securities. The Federal Reserve Bank of Boston is not open and the Fund will similarly not be open on New Year's Day, Martin Luther King's Birthday, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day. It is possible that changing circumstances during the year will result in addition or deletions to the above lists. The net asset value per share will be computed by dividing the value of the portfolio securities held by the Fund, plus cash or other assets, less liabilities, by the total number of shares outstanding at such time.

As stated in the Prospectus, the Fund will seek to maintain a net asset value of $1.00 per share. In this connection, the Fund values its portfolio securi-ties at their amortized cost, as permitted by the Securities and Exchange Com-mission (the "Commission") under Rule 2a-7 under the Investment Company Act of 1940. This method does not take into account unrealized securities gains or losses. It involves valuing an instrument at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium. While this method provides certainty in valuation, it may result in periods during which the value of an investment, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the Fund may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of the amortized cost method by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing solely market values, and existing investors in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.

The Fund, as a condition to the use of amortized cost and the maintenance of its per share net asset value of $1.00, must maintain a dollar-weighted average portfolio maturity of 90 days or less, only purchase instruments having remain-ing maturities of 397 days or less, and invest only in securities determined to be of high quality with minimal credit risks. The Fund may invest in variable and floating rate instruments even if they carry stated maturities in excess of 397 days, upon certain conditions contained in rules and regulations issued by the Securities and Exchange Commission under the Investment Company Act of 1940, but will do so only if there is a secondary market for such instruments or if they carry demand features, permissible under rules of the Commission for money market funds, to recover the full principal amount thereof upon specified notice at par, or both.

The Board of Trustees, pursuant to Rule 2a-7, has established procedures de-signed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such pro-cedures will include review of the Fund's portfolio holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether the net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. Market quo-tations and market equivalents used in such review may be obtained from a pric-ing agent approved by the Board of Trustees. The Board has selected Nuveen Ad-visory to act as pricing agent, but in the future may select an independent pricing service to perform this function. In serving as pricing agent, Nuveen Advisory will follow guidelines adopted by the Board, and the Board will moni-tor Nuveen Advisory to see that the guidelines are followed. The pricing agent will value the Fund's investment based on methods which include consideration of yield or prices of municipal obligations of comparable quality, coupon, ma-turity, and type; indications as to values from dealers; and general market conditions. The pricing agent may employ electronic data processing techniques and/or a matrix system to determine valuations. The extent of any deviation be-tween the Fund's net asset value based on the pricing agent's market valuation and $1.00 per share based on amortized cost will be examined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board of Trustees will promptly consider what action, if any, will be initiated. In the event the Board of Trustees determines that a deviation exists which may result in mate-rial dilution or other unfair results to investors or existing shareholders, it has agreed to take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity.

                                  TAX MATTERS

Federal Income Tax Matters
The following discussion of federal income tax matters is based upon the advice of Morgan, Lewis & Bockius LLP, Washington, D.C., counsel to the Fund.

As described in the Prospectus, the Fund intends to qualify, as it has in prior years, under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code"), for tax treatment as a regulated investment company. In order to qualify as a regulated investment company, the Fund must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to shareholders. First, the Fund must derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, foreign currencies or other income (including but not limited to gains from options and futures) derived with respect to its business of investing in such stock or securities (the "90% gross income test"). Second, the Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, United States Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the total assets is invested in the securities of any one issuer (other than United States Government securities and securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses.

As a regulated investment company, the Fund will not be subject to federal in-come tax on the portion of its net investment income and net realized gain that is currently distributed to shareholders in any taxable year for which the Fund distributes at least 90% of the sum of (i) its "investment company taxable in-come" (which includes dividends, taxable interest, taxable original issue dis-count and market discount income, income from securities lending, net short-term capital gain in excess of long-term capital loss, and any other taxable income other than "net capital gain" (the excess of its net long-term capital gain over its short-term capital loss) and is reduced by deductible expenses) and (ii) its "net tax-exempt interest" (the excess of its gross tax-exempt in-terest income over certain disallowed deductions).

The Fund also intends to satisfy conditions which will enable it to designate certain distributions, as Exempt Interest Dividends. Shareholders receiving Exempt Interest Dividends will not be subject to regular federal income tax on the amount of such dividends.

Distributions by the Fund of net interest income received from certain taxable investments (such as certificates of deposit, commercial paper and obligations of the United States Government, its agencies and instrumentalities) and net short-term capital gains realized by the Fund, if any, will be taxable to shareholders as ordinary income whether received in cash or additional shares. If the Fund purchases a security at a market discount, any gain realized by the Fund upon the sale or redemption of the security will be treated as taxable interest income to the extent such gain does not exceed the market discount, and any gain realized in excess of the market discount will be treated as a capital gain. Any net long-term capital gains realized by the Fund and distributed to shareholders in cash or in additional shares will be taxable to shareholders as long-term capital gains regardless of the length of time investors have owned shares of the Fund. The Fund does not expect to realize significant long-term capital gains. Because the taxable portion of the Fund's investment income consists primarily of interest, none of its dividends, whether or not treated as exempt-interest dividends, is expected to qualify under the Internal Revenue Code for the dividends received deductions for corporations.

If the Fund has both tax-exempt and taxable income, it will use the "average annual" method for determining the designated percentage that is taxable income and designate the use of such method within 60 days after the end of the Fund's taxable year. Under this method, one designated percentage is applied uniformly to all distributions made during the Fund's taxable year. The percentage of in-come designated as tax-exempt for any particular distribution may be substan-tially different from the percentage of the Fund's income that was tax-exempt during the period covered by the distribution.

Although dividends generally will be treated as distributed when paid, divi-dends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Fund (and received by the shareholders) on December 31.

The redemption or exchange of the shares of the Fund is not expected to result in capital gain or loss to the shareholders because the Fund's net asset value is expected to remain constant at $1.00 per share. To the extent that the Fund's net asset value is greater or less than $1.00 per share, redemptions or exchanges may result in capital gain or loss to the shareholder.

In order to avoid a 4% federal excise tax, the Fund must distribute or be deemed to have distributed by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least
98% of the excess of its realized capital gains over its realized capital losses (generally computed on the basis of the one-year period ending on Octo-ber 31 of such year) and 100% of any taxable ordinary income and the excess of realized capital gains over realized capital losses for the prior year that was not distributed during such year and on which the Fund paid no federal income tax. The Fund intends to make timely distributions in compliance with these re-quirements and consequently it is anticipated that it generally will not be re-quired to pay the excise tax.

If in any year the Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Fund would incur a regular corporate federal income tax upon its income for that year (other than interest income from tax-exempt securities) and distributions to its shareholders out of net interest income from tax-exempt securities or other investments, or out of net capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the Fund's available earnings and profits.

The Fund may invest in the type of private activity bonds the interest on which is not federally tax-exempt to persons who are "substantial users" of the fa-cilities financed by such bonds or "related persons" of such "substantial us-ers." Accordingly, the Fund may not be an appropriate investment for a share-holder who is considered either a "substantial user" or a "related person" within the meaning of the Code. In general, a "substantial user" of a facility financed from the proceeds of private activity bonds includes a "non-exempt person who regularly uses a part of such facility in his trade or business." "Related persons" are in general defined to include persons among whom there exists a relationship, either by family or business, which would result in a disallowance of losses in transactions among them under various provisions of the Code (or if they are members of the same controlled group of corporations under the Code). This includes a partnership and each of its partners (includ-ing their spouses and minor children) and an S corporation and each of its shareholders (and their spouses and minor children). Various combinations of these relationships may also constitute "related persons" under the Code. For additional information, investors should consult their tax advisers before in-vesting in the Fund.

Federal tax law imposes an alternative minimum tax with respect to both corpo-rations and individuals. Interest on certain securities, such as bonds issued to make loans for housing purposes or to private entities (but not for certain tax-exempt organizations such as universities and non-profit hospitals), is in-cluded as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent that the Fund receives income from securities subject to the alternative minimum tax, a portion of the divi-dends paid by it, although otherwise exempt from federal income tax, will be taxable to shareholders to the extent that their tax liability is determined under the alternative minimum tax regime. The Fund will annually supply share-holders with a report indicating the percentage of Fund income attributable to securities subject to the federal alternative minimum tax.

In addition, the alternative minimum taxable income for corporations is in-creased by 75% of the difference between an alternative measure of income ("ad-justed current earnings") and the amount otherwise determined to be the alter-native minimum taxable income. Interest on all securities, and therefore all distributions by the Fund that would otherwise be tax-exempt, is included in calculating a corporation's adjusted current earnings.

Individuals whose provisional income exceeds a base amount will be subject to federal income tax on up to one-half of their social security or railroad re-tirement benefits. Provisional income currently includes adjusted gross income, one-half of social security benefits and tax-exempt interest, including exempt-interest dividends from the Fund. Individuals whose modified income exceeds an adjusted base amount are required to include in gross income up to 85% of their social security or railroad retirement benefits.

The Code provides that interest on indebtedness incurred or continued to pur-chase or carry shares of the Fund is not deductible. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares of the Fund may be considered to have been made with borrowed funds even though such funds are not directly traceable to the pur-chase of shares.

The Fund is required in certain circumstances to withhold 31% of taxable divi-dends and certain other payments paid to non-corporate holders of shares who have not furnished to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifi-cates, or who are otherwise subject to back-up withholding.

The foregoing is a general and abbreviated summary of the provisions of the Code and Treasury Regulations presently in effect as they directly govern the taxation of the Fund and its shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or adminis-trative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult their own tax advisers for more detailed information concerning the federal taxation of the Fund and the income tax consequences to its shareholders.

State Tax Matters
The following is based upon the advice of Morgan, Lewis & Bockius LLP, Washing-ton, D.C. counsel to the Fund, and assumes that the Fund will be qualified as a regulated investment company under Subchapter M of the Code.

The exemption from federal income tax for distributions which are designated Exempt Interest Dividends will not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. The laws of the several states and local taxing authorities vary with respect to the taxa-tion of such distributions, and shareholders of the Fund are advised to consult their own tax advisers in that regard.

                            PERFORMANCE INFORMATION

The historical performance may be expressed in terms of "yield," "effective yield" or "taxable equivalent yield." The Fund's "yield" refers to the rate of income generated by an investment in the Fund over a specified seven-day peri-od, expressed as an annualized figure. "Effective yield" is calculated simi-larly except that, when annualized, the income earned by the investment is as-sumed to be reinvested. Due to this compounding effect, the effective yield will be slightly higher than the yield. Yield figures will fluctuate over time. "Taxable equivalent yield" is the yield that a taxable investment would need to generate in order to equal the Fund's yield on an after-tax basis for an in-vestor in a stated tax bracket (normally assumed to be the bracket with the highest marginal tax rate). A taxable equivalent yield quotation will be higher than the yield or the effective yield quotations for the Fund. The Fund's yield
and effective yield for the seven-day period ended         were     % and
    %, respectively. These various measures of performance are described below.

Yield is computed in accordance with a standard method prescribed by rules of the Securities and Exchange Commission. Under that method, current yield is based on a seven-day period and is computed as follows: The Fund's net invest-ment income per share for the period is divided by the price per share (ex-pected to remain constant at $1.00) at the beginning of the period, the result (the "base period return") is divided by 7 and multiplied by 365, and the re-sulting figure is carried to the nearest hundredth of one percent. For the pur-pose of this calculation, the Fund's net investment income per share includes its accrued interest income plus or minus amortized purchase discount or pre-mium less accrued expenses, but does not include realized capital gains or losses or unrealized appreciation or depreciation of investments.

The Fund's effective yield is calculated by taking the base period return (com-puted as described above) and calculating the effect of assumed compounding. The formula for effective yield is: (base period return + 1) 365/7 - 1.

Taxable equivalent yield is computed by dividing that portion of the fund's yield which is tax-exempt by 1 minus the stated federal income tax rate and adding the result to that portion, if any, of the yield of the fund that is not
tax-exempt. Based upon (1) a 1999 federal income tax of      , and (2) the
yield for the fund as described above for the seven-day period ended February
28, 1999, the taxable equivalent yield for the fund for that period was     %.

The Fund's yield will fluctuate, and the publication of annualized yield quota-tions is not a representation of what an investment in the Fund will actually yield for any given future period. Actual yields will depend not only on changes in interest rates on money market instruments during the period in question, but also on such matters as the expenses of the Fund.

In reports or other communications to shareholders or in advertising and sales literature, the Fund may compare its performance to that of other money market mutual funds tracked by Lipper Analytical Services, Inc. ("Lipper"), by Donoghue's Money Fund Report ("Donoghue's") or similar services or by financial publications such as Barron's, Changing Times, Forbes and Money Magazine. Per-formance comparisons by these indexes, services or publications may rank mutual funds over different periods of time by means of aggregate, average, year-by-year or other types of performance figures. Lipper performance calculations in-clude the reinvestment of all capital gain and income dividends for the periods covered by the calculations. As reported by Donoghue's, all investment results represent total return (annualized results for the period net of management fees and expenses) and one year investment results are effective annual yields assuming reinvestment of dividends.

A comparison of tax-exempt and taxable equivalent yields is one element to con-sider in making an investment decision. The Fund may from time to time in its advertising and sales materials compare its then current yields as of a recent date with the yields on taxable investments such as corporate or U.S. Govern-ment bonds and bank CDs or money market accounts, each of which has investment characteristics that may differ from those of the Fund. U.S. Government bonds, for example, are backed by the full faith and credit of the U.S. Government, and bank CDs and money market accounts are generally shorter term investments insured by an agency of the federal government. Bank money market accounts and money market funds provide stability of principal but pay interest at rates which vary with the condition of the short-term taxable debt market.

The following table shows the effects for individuals of federal income taxes on the amount that those subject to a given tax rate would have to put into a tax-free investment in order to generate the same after-tax income as a taxable investment.*

  Read down to find the amount of a tax-free investment at the specified rate that would provide the same after-tax income as a $50,000 taxable invest-ment at the stated taxable rate.

          2.00%    2.50%    3.00%    3.50%    4.00%    4.50%    5.00%
Taxable  Tax-Free Tax-Free Tax-Free Tax-Free Tax-Free Tax-Free Tax-Free
-----------------------------------------------------------------------
3.00%    $ 51,750 $41,400  $34,500  $29,571  $25,875  $23,000  $20,700
-----------------------------------------------------------------------
4.00%    $ 69,000 $55,200  $46,000  $39,429  $34,500  $30,667  $27,600
-----------------------------------------------------------------------
5.00%    $ 86,250 $69,000  $57,500  $49,286  $43,125  $38,333  $34,500
-----------------------------------------------------------------------
6.00%    $103,500 $82,800  $69,000  $59,143  $51,750  $46,000  $41,400
-----------------------------------------------------------------------
7.00%    $120,750 $96,600  $80,500  $69,000  $60,375  $53,667  $48,300
-----------------------------------------------------------------------

*The dollar amounts in the table reflect a 31% federal income tax rate.

The table is for illustrative purposes only and is not intended to predict the actual return you might earn on your investment. The Fund occasionally may ad-vertise its performance in similar tables using a different current tax rate than that shown here. The tax rate shown here may be higher or lower than your actual tax rate; a higher tax rate would tend to make the dollar amounts in the table lower, while a lower tax rate would make the amounts higher. You should consult your tax adviser to determine your actual tax rate.

Taxable Equivalent Yield Tables
The following tables show the effects for individuals of federal income taxes on what you would have to earn on a taxable investment to equal a given tax-free yield. These tables are for illustrative purposes only and are not in-tended to predict the actual return you might earn on a Fund investment. The Fund occasionally may advertise its performance in similar tables using other current tax rates than those shown here. The tax rates used in these tables have been rounded to the nearest one-half of one percent. They are based upon published 1999 marginal federal tax rates and do not take into account changes in tax rates that are proposed from time to time. A taxpayer's marginal tax rate is affected by both his taxable income and his adjusted gross income. The tables assume taxpayers are not subject to any alternative minimum taxes and deduct any state income taxes paid on their federal income tax return. They re-flect the effect of the current federal tax limitations on itemized deductions and personal exemptions, which were designed to phase out certain benefits of these deductions for higher income taxpayers. These limitations are subject to certain maximums, which depend on the number of exemptions claimed and the to-tal amount of the taxpayer's itemized deductions. For example, the limitation on itemized deductions will not cause a taxpayer to lose more than 80% of his allowable itemized deductions with certain exceptions. The tax rates shown here may be higher or lower than your actual tax rate.

Marginal tax rates for joint taxpayers with four personal exemptions

                    Federal                      Tax-Free Yield
  Federal          Adjusted Federal  2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00%
  Taxable             Gross     Tax -----------------------------------------------------------------------
   Income            Income   Ratio         Taxable Equivalent Yield
-----------------------------------------------------------------------------------------------------------
$      0-
   42,350  $      0-124,500    15.0% 2.35  2.94  3.53  4.12  4.71  5.29  5.88
  42,350-
  102,300         0-124,500    28.0  2.78  3.47  4.17  4.86  5.58  6.25  6.94
            124,500-186,800    29.0  2.82  3.52  4.23  4.93  5.63  6.34  7.04
 102,300-
  155,050         0-124,500    31.0  2.90  3.62  4.35  5.07  5.80  6.52  7.25
            124,500-186,800    32.0  2.94  3.68  4.41  5.15  5.88  6.62  7.35
            186,800-309,300    34.5  3.05  3.82  4.58  5.34  6.11  6.87  7.63
 155,950-
  278,450   124,500-186,800    37.0  3.17  3.97  4.78  5.56  6.35  7.14  7.94
            186,800-309,300    40.0  3.33  4.17  5.00  5.83  6.67  7.50  8.33
               Over 309,300    37.0  3.17  3.97  4.76  5.56  6.35  7.14  7.94
     Over
  278,450   186,800-309,300    44.0  3.57  4.46  5.36  6.25  7.14  8.04  8.93
               Over 309,300    41.0  3.39  4.24  6.06  5.93  6.78  7.63  8.47
-----------------------------------------------------------------------------------------------------------

Marginal tax rates for single taxpayers with one personal exemption

                    Federal Combined
  Federal          Adjusted    State              Tax-Free Yield
  Taxable             Gross      and  2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00%
   Income            Income  Federal  --------------------------------------------------------------------
                            Tax Rate         Taxable Equivalent Yield
----------------------------------------------------------------------------------------------------------
$      0-
   25,350  $      0-124,500     15.0% 2.35  2.94  3.53  4.12  4.71  5.29  5.88
  25,350-
   61,400         0-124,500     28.0  2.78  3.47  4.17  4.96  5.56  6.25  6.94
  61,400-
  128,100         0-124,500     31.0  2.90  3.62  4.35  5.07  5.80  6.52  7.25
            124,500-247,000     32.5  2.96  3.70  4.44  5.19  5.93  6.67  7.41
 128,100-
  278,450   124,500-247,000     38.0  3.23  4.03  4.84  5.65  6.45  7.26  8.06
               Over 247,000     37.0  3.17  3.97  4.76  5.58  6.35  7.14  7.94
     Over
  278,450      Over 247,000     41.0  3.38  4.24  5.08  5.93  6.78  7.63  8.47
----------------------------------------------------------------------------------------------------------

                ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

Exchange Privileges
You may exchange shares of the Fund for the appropriate class of shares of any other open-end management investment company with reciprocal exchange privi-leges advised by Nuveen Advisory (the "Nuveen Funds"), into an identically reg-istered account, provided that the Nuveen Fund into which shares are to be ex-changed is offered in the shareholder's state of residence and that the shares to be exchanged have been held by the shareholder for a period of at least 15 days. You may exchange Fund shares by calling (800) 257-8787 or by mailing your written request to our Transfer Agent. Shares of Nuveen Funds purchased subject to a front-end sales charge may be exchanged for shares of the Fund or any other Nuveen Fund at the next determined net asset value without any front-end sales charge. No CDSC otherwise applicable will be assessed on an exchange, and the holding period of your investment will be carried over to the new fund for purposes of determining any future CDSC. You may exchange Class B shares for shares of a Nuveen money market fund. Shares of any Nuveen Fund purchased through dividend reinvestment or through reinvestment of Nuveen Unit Trust dis-tributions (and any dividends thereon) may be exchanged for Class A shares of any Nuveen Fund without a front-end sales charge. Exchanges of shares with respect to which no front-end sales charge has been paid will be made at the public offering price, which may include a front-end sales charge, unless a front-end sales charge has previously been paid on the investment represented by the exchanged shares (i.e., the shares to be ex-changed were originally issued in exchange for shares on which a front-end sales charge was paid), in which case the exchange will be made at net asset value. Because certain other Nuveen Funds may determine net asset value and therefore honor purchase or redemption requests on days when the Fund does not (generally, Martin Luther King's Birthday, Columbus Day and Veterans Day), ex-changes of shares of one of those funds for shares of the Fund may not be ef-fected on such days.

The total value of shares being exchanged must at least equal the minimum in-vestment requirement of the Nuveen Fund into which they are being exchanged. Exchanges are made based on the relative dollar values of the shares involved in the exchange, and will be effected by redemption of shares of the Nuveen Fund held and purchase of the shares of the other Nuveen Fund. For federal in-come tax purposes, any such exchange constitutes a sale and purchase of shares and may result in capital gain or loss. Before exercising any exchange, you should obtain the Prospectus for the Nuveen Fund into which shares are to be exchanged and read it carefully. If the registration of the account for the Fund you are purchasing is not exactly the same as that of the Fund account from which the exchange is made, written instructions from all holders of the account from which the exchange is being made must be received, with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. The exchange privilege may be modified or discontinued at any time. If you do not wish to have telephone ex-change privileges, you must indicate this in the "Telephone Services" section of your Account Application or otherwise notify the Fund in writing of your desire.

Additional Information
An account will be maintained for each shareholder of record in the Fund by our Transfer Agent. Share certificates will be issued only upon written request of the shareholder to our Transfer Agent. No certificates are issued for frac-tional shares. The Fund reserves the right to reject any purchase order and to waive or increase minimum investment requirements.

Confirmations of each purchase and redemption order as well as monthly state-ments are sent to every shareholder. Master accounts also receive a monthly summary report setting forth the share balance and dividends earned for the month for each sub-account established under that master account.

To assist those institutions performing their own-sub-accounting, same day in-formation as to the Fund's daily per share income to seven decimal places and the one-day yield to four decimal places are normally available by 3:30 p.m., Eastern Time.

A change in registration or transfer of shares held in the name of a broker/dealer can only be effected by an order in good form from the broker/dealer acting on behalf of the investor. Broker/dealers are encouraged to open single master accounts. However, some broker/dealers may wish to use our Transfer Agent's sub-accounting system to minimize their internal record-keeping requirements. A broker/dealer or other investor requesting shareholder servicing or accounting other than the master account or subaccounting service offered by the Fund will be required to enter into a separate agreement with the agent for these services for a fee to be de-termined in accordance with the level of services to be furnished.

Banks and other organizations through which investors may purchase shares of the Fund may impose charges in connection with purchase orders. Investors should contact their institutions directly to determine what charges, if any, may be imposed.

Subject to the rules of the SEC, the Fund reserves the right to suspend the continuous offering of the shares at any time, but such suspension shall not affect the shareholder's right of redemption as described below. The Fund also reserves the right to reject any purchase order and to waive or increase mini-mum investment requirements.

Telephone Redemption via Fund Direct
To redeem shares held in non-certificate form by telephone with the redemption proceeds paid via Fund Direct-Electronic Funds Transfer, you must complete the Telephone Services section of the enclosed Application Form and return it to Nuveen or our Transfer Agent. If you did not authorize Telephone Redemption via Fund Direct when you opened your account, you may do so by sending a written request to the Fund signed by each account owner with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. Proceeds of share redemptions made by Fund Di-rect will be transferred only to the commercial bank account specified by the shareholder. Redemption proceeds may be delayed one additional business day if the Federal Reserve Bank of Boston or the Federal Reserve Bank of New York is closed on the day the redemption proceeds would ordinarily be wired.

If you have authorized Telephone Redemption via Fund Direct, you can take ad-vantage of two methods of telephone redemption: regular telephone redemption and expedited telephone redemption. You may make regular Fund Direct redemption requests by calling Nuveen at (800) 257-8787. If a regular telephone redemption request is received prior to 4:00 p.m. Eastern Time, the shares to be redeemed earn income on the day the request is made, and the redemption is effected on the following business day. For regular redemption requests received after 4:00 p.m. Eastern Time, the shares to be redeemed earn income through the following business day, and the redemption is effected on the second business day follow-ing the request. For all regular redemptions, you will typically receive your Funds within three business days after your redemption is effected. You may make expedited telephone redemption requests to redeem shares that are worth at least $1,000 by calling Nuveen at (800) 257-8787. If an expedited redemption request is received by 12:00 noon Eastern Time, the shares to be redeemed do not earn income on that day, but the redemption is effected, and you will nor-mally receive your Funds, on that day. If an expedited redemption request is received after 12:00 noon Eastern Time, the shares to be redeemed earn income on the day the request is received. The redemption is effected, and you will normally receive your Funds, on the next business day following the request. The Fund reserves the right to charge a fee for expedited redemption requests.

How to Change Authorized Redemption Instructions
In order to establish multiple accounts, or to change the account or accounts designated to receive redemption proceeds, a written request specifying the change must be sent to Nuveen. This request must be signed by each account owner with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. Further docu-mentation may be required from corporations, executors, trustees or personal representatives.

The Fund reserves the right to refuse a telephone redemption and, at its op-tion, may limit the timing, amount or frequency of these redemptions. This pro-cedure may be modified or terminated at any time, on 30 days' notice, by the Fund. The Fund, the transfer agent and Nuveen will not be liable for following telephone instructions reasonably believed to be genuine.

Redemption in Kind
The Fund has committed to pay in cash all redemption requests made by each shareholder during any 90 day period up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC and is a fundamental policy of the Fund which may not be changed without shareholder approval. In the case of redemption requests in excess of such amounts, the Board of Directors re-serves the right to have the Fund make payment in whole or in part in securi-ties or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the ex-isting shareholders. In this event, the securities would be valued in the same manner as the portfolio of the Fund is valued. If the recipient were to sell such securities, he or she would incur brokerage charges.

Other Practices
The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit for protection of the shareholders of the Fund.

The Fund has authorized certain brokers and firms to accept purchase and re-demption orders on its behalf. The Fund will consider an order to be "received" when such a broker or firm accepts the order from its customer.

In addition to the types of compensation to dealers to promote sales of Fund shares that are described in the prospectus, Nuveen may from time to time make additional reallowances only to certain authorized dealers who sell or are ex-pected to sell certain minimum amounts of shares of the Nuveen Mutual Funds during specified time periods.

                                  SERVICE PLAN

The Fund has adopted a Service Plan pursuant to Rule 12b-1 under the 1940 Act. The Plan was adopted by the Board of Trustees, including a majority of trustees who are not interested persons and who have no direct or indirect financial in-terest in the Plan, and approved by shareholders.

Under the Plan, the Fund pays Nuveen an annual fee according to the schedule below. Nuveen will pay this fee to authorized dealers of record, including Nuveen, for providing ongoing services to the Fund and its shareholders. Such services generally include establishing and maintaining shareholder accounts, processing purchase and redemption orders, arranging for bank wires and answer-ing shareholder inquiries. Under the Plan, the Fund pays the entire amount of the fees. Nuveen may, in its discretion and from its own resources, pay certain financial service firms additional amounts for services rendered to sharehold-ers.

The annual fee under the Plan is computed as follows:

Net Assets of Serviced
Accounts                   Fee
-------------------------------
Less than $2 million       .10%
$2 million to $5 million   .15%
$5 million to $10 million  .20%
$10 million and over       .25%
-------------------------------

Under the Plan, the Controller or Treasurer of the fund will report quarterly to the Board of Trustees for its review amounts expended for distribution serv-ices. The Plan, may be terminated at any time, without the payment of any pen-alty, by a vote of a majority of the trustees who are not "interested persons" and who have no direct or indirect financial interest in the Plan or any re-lated agreements or by vote of a majority of the outstanding voting securities of the Fund. The Plan may be renewed from year to year if approved at least an-nually by a vote of the Board of Trustees and a vote of the non-interested trustees who have no direct or indirect financial interest in the Plan or the related service agreements cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the Trustees who vote to approve such continuance conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under applicable law, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan is intended to benefit the fund by promoting the sale of Fund shares, which in turn leads to economies of scale and helps assure the continued viability of the Fund. The Plan may not be amended to increase mate-rially the cost which the Fund may bear under the Plan without shareholder ap-proval, and any other material amendments of the Plan must be approved by the non-interested trustees by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, as required by the Rule, the selection and nomination of the non-interested trust-ees of the Fund will be committed to the discretion of the non-interested trustees then in office. Nuveen's compensation under the Plan is not based on Nuveen's expenses incurred in providing services to shareholders.

No trustee of the Fund and no "interested" person of the Fund has any direct or indirect financial interest in the Plan or any agreement related to the Plan.

For the fiscal year ended February 28, 1999, the Fund, as its predecessor, paid 12b-1 fees in the amount of $115,000.

                OTHER INFORMATION REGARDING SHARES OF THE FUND

Shareholders should note that when a Fund dividend check has been returned to the sender by the post office after repeated mailings, the shareholder account will thereafter be registered for automatic reinvestment of dividends and thus the dividend check and future dividend checks will be reinvested in additional Fund shares. Shareholders are reminded that they need to advise the Funds promptly in writing of any change in address.

The Glass-Steagall Act and other applicable laws, among other things, may limit banks from engaging in the business of underwriting, selling or distrib-uting securities. Since the only functions of banks who may be engaged as service organizations is to perform administrative shareholder servicing func-tions, the Fund believes that such laws should not preclude a bank from acting as a service organization. However, future changes in either federal or state statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as judicial or administrative deci-sions or interpretations of statutes or regulations, could prevent a bank from continuing to perform all or a part of its shareholder servicing activities. If a bank were prohibited from so acting, its shareholder customers would be permitted to remain shareholders of the Fund and alternative means for contin-uing the servicing of such shareholders would be sought.

Nuveen serves as the principal underwriter of the shares of the Fund pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Fund, dated February 1, 1987 and last renewed on July 31, 1998 ("Distribu-tion Agreement"). Pursuant to the Distribution Agreement, the Fund, appointed Nuveen to be its agent for the distribution of the Fund's shares on a continu-ous offering basis. Nuveen sells shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as "Dealers"), or others, in a manner consistent with the Fund's then effective registration statement. Pursuant to the Distribution Agreement, Nuveen, at its own expense, finances certain activities incident to the sale and distribution of the Fund's shares, including printing and distributing of prospectuses and Statements of Additional Information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of com-pensation and giving of concessions to dealers. Expenses incurred in register-ing the Fund and its shares under federal and state securities laws are paid by the Fund.

To help advisers and investors better understand and more efficiently use an investment in the Fund to reach their investment goals, the Fund and its spon-sor, Nuveen, may advertise and create specific investment programs and sys-tems. For example, such activities may include presenting information on how to use an investment in the Fund, alone or in combination with an investment in other mutual funds or unit investment trusts sponsored by Nuveen, to accu-mulate assets for future education needs or periodic payments such as insur-ance premiums. The Fund and its sponsor may produce software or additional sales literature to promote the advantages of using the Fund to meet these and other specific investor needs.

Statement of Additional Information
June 10, 1999
Nuveen Money Market Trust
333 West Wacker Drive
Chicago, Illinois 60606

Nuveen Money Market Trust
NUVEEN CALIFORNIA TAX-EXEMPT MONEY MARKET FUND

This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus of the Nuveen California Tax-Exempt Money Market Fund (the "Fund") dated June 10, 1999. The Prospectus may be obtained without charge from certain securities representatives, banks, and other financial institutions that have entered into sales agreements with John Nuveen & Co. Incorporated, or from the Fund by mail-ing a written request to the Fund, c/o. John Nuveen & Co. Incorporated ("Nuveen"), 333 West Wacker Drive, Chicago, Illinois 60606 or by calling (800) 257-8787.

Table of Contents                                       Page
------------------------------------------------------------
Investment Policies and Investment Portfolio             S-2
------------------------------------------------------------
Management                                              S-20
------------------------------------------------------------
Investment Adviser and Investment Management Agreement  S-24
------------------------------------------------------------
Portfolio Transactions                                  S-25
------------------------------------------------------------
Net Asset Value                                         S-26
------------------------------------------------------------
Tax Matters                                             S-27
------------------------------------------------------------
Performance Information                                 S-31
------------------------------------------------------------
Additional Information About Purchases and Sales        S-36
------------------------------------------------------------
Service Plan                                            S-39
------------------------------------------------------------
Other Information Regarding Shares of the Fund          S-40
------------------------------------------------------------

Principal Underwriter
John Nuveen & Co.      Investment Adviser      Independent Public
Incorporated           Nuveen Advisory         Accountants
                       Corp.,                  for the Fund
Chicago:               Subsidiary of John      Arthur Andersen LLP
333 West Wacker Drive  Nuveen &                33 West Monroe Street
Chicago, Illinois      Co. Incorporated        Chicago, Illinois
60606                  333 West Wacker Drive   60603
(312) 917-7700         Chicago, Illinois
                       60606                   Transfer and Dividend
New York:                                      Disbursing Agent
10 East 50th Street    Custodian               Chase Global Funds
New York, New York     The Chase Manhattan     Services Company
10022                  Bank                    P.O. Box 5186
(212) 207-2000         4 New York Plaza        New York, NY 10274
                       New York, New York 10004

                  INVESTMENT POLICIES AND INVESTMENT PORTFOLIO

Fundamental Policies
The investment objective and certain fundamental investment policies of the Fund is described in the Prospectus. The Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the shares of the
Fund:

(1) Invest in securities other than Municipal Obligations and temporary invest-ments, as those terms are defined in the Prospectuses, and in standby commit-ments with respect to Municipal Obligations;

(2) Invest more than 5% of its total assets in securities of any one issuer, except that this limitation shall not apply to securities of the United States government, its agencies and instrumentalities or to the investment of 25% of such Fund's assets;

(3) Borrow money, except from banks for temporary or emergency purposes and not for investment purposes and then only in an amount not exceeding (a) 10% of the value of its total assets at the time of borrowing or (b) one-third of the value of the Fund's total assets including the amount borrowed, in order to meet redemption requests which might otherwise require the untimely disposition of securities. While any such borrowings exceed 5% of such Fund's total assets, no additional purchases of investment securities will be made by such Fund. If due to market fluctuations or other reasons, the value of the Fund's assets falls below 300% of its borrowings, the Fund will reduce its borrowings within 3 business days. To do this, the Fund may have to sell a portion of its invest-ments at a time when it may be disadvantageous to do so;

(4) Pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by subparagraph (3) above, it may pledge securities having a market value at the time of pledge not exceeding 10% of the value of the Fund's total assets;

(5) Issue senior securities as defined in the Investment Company Act of 1940, except to the extent such issuance might be involved with respect to borrowings described under item (3) above.

(6) Underwrite any issue of securities, except to the extent that the purchase of Municipal Obligations in accordance with its investment objective, policies and limitations, may be deemed to be an underwriting;

(7) Purchase or sell real estate, but this shall not prevent the Fund from in-vesting in Municipal Obligations secured by real estate or interests therein or foreclosing upon and selling such security;

(8) Purchase or sell commodities or commodities contracts or oil, gas or other mineral exploration or development programs.

(9) Make loans, other than by entering into repurchase agreements and through the purchase of Municipal Obligations or temporary investments in accordance with its investment objective, policies and limitations;

(10) Make short sales of securities or purchase any securities on margin, ex-cept for such short-term credits as are necessary for the clearance of transac-tions;

(11) Write or purchase put or call options, except to the extent that the pur-chase of a stand-by commitment may be considered the purchase of a put.

(12) Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitations shall not be applicable to Municipal Obligations issued by governments or political subdivisions of governments, and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

(13) Invest more than 10% of its total assets in repurchase agreements maturing in more than seven days, "illiquid" securities (such as non-negotiable CDs) and securities without readily available market quotations;

For the purpose of applying the limitations set forth in paragraph (2) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-govern-mental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental entity or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity.

Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Where a security is insured by bond insurance, it shall not be considered a security issued or guaranteed by the insurer; instead the issuer of such security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund's assets that may be invested in securities insured by any single insurer. It is a fundamental policy of the Fund, which cannot be changed without the approval of the holders of a majority of shares of such Fund, that the Fund will not hold securities of a single bank, including secu-rities backed by a letter of credit of such bank, if such holdings would exceed 10% of the total assets of the Fund.

The foregoing restrictions and limitations, as well as the Fund's policies as to ratings of fund investments, will apply only at the time of purchase of se-curities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

The foregoing fundamental investment policies, together with the investment ob-jective of the Fund, cannot be changed without approval by holders of a "major-ity of the Fund's outstanding voting shares." As defined in the Investment Com-pany Act of 1940, this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

General Information
The Nuveen Money Market Trust (the "Trust") is an open-end management series investment company organized as a Massachusetts business trust on January 15, 1999. The Fund (formerly, the Nuveen California Tax-Free Money Market Fund, the Fund's predecessor, a series of the Nuveen California Tax-Free

Fund, Inc.) is an open-end, diversified management investment company organized as a series of the Trust. The Trust is an open-end management series company under SEC Rule 18f-2. The Fund is a separate series issuing its own shares. The Trust currently has five series. Certain matters under the Investment Company Act of 1940 which must be submitted to a vote of the holders of the outstanding voting securities of a series company shall not be deemed to have been effec-tively acted upon unless approved by the holders of a majority of the outstand-ing voting securities of each series affected by such matter.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of a trust may, under certain circumstances, be held personally liable as partners for its obligations. How-ever, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust further pro-vides for indemnification out of the assets and property of the Trust for all loss and expense of any shareholder personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself were unable to meet its obligations. The Trust believes the likelihood of these circumstances is remote.

Fund Shares represent an interest in the same portfolio of investments of the Fund. Fund Shares have equal rights as to voting, redemption, dividends and liquidation, and have exclusive voting rights with respect to any applicable distribution or service plan. There are no conversion, preemptive or other sub-scription rights. The Board of Trustees of the Fund have the right to establish additional series and classes of shares in the future, to change those series or classes and to determine the preferences, voting powers, rights and privi-leges thereof.

Year 2000 Issues
The "Year 2000" problem refers to the fact that many computer programs use only the last two digits of a year, and do not recognize a year that begins with "20" instead of "19." If this problem is not corrected, computers could func-tion improperly or not at all, which could affect the global economy. The SEC has urged securities issuers to disclose the steps they are taking to correct any Year 2000 problems.

The Fund invests primarily in money market instruments. If the issuers of these instruments do not correct any Year 2000 problems in a timely manner, they could experience problems in conducting their operations or in making payments on their securities, which could cause the value of these securities to de-cline. Issuers could experience three types of Year 2000 problems. First, if an issuer's internal computer systems experience Year 2000 problems, this could disrupt an issuer's operations (such as its ability to collect local taxes or fees). Second, an issuer may rely on other parties for the payments that sup-port its debt service, such as servicers that collect mortgage or student loan payments, and those third parties may have Year 2000 problems that interfere with their ability to forward payments to the issuer. Third, an issuer may have mechanical problems in sending payments to its securities holders.

Nuveen Advisory is obtaining information about the Year 2000 readiness of the issuers of its portfolio securities as part of its ongoing surveillance of the creditworthiness of those issuers.

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Portfolio Securities
The various securities in which the Fund intends to invest are described in the Prospectus. The following is a more complete description of certain securities in which the Fund may invest:

Municipal Obligations.
The Fund invests in debt obligations issued by states, cities and local author-ities to obtain funds for various public purposes, such as airports, highways, housing, hospitals, mass transportation, water and sewer works, and include in-dustrial development bonds and pollution control bonds. The two principal clas-sifications of these securities (sometimes called Municipal Obligations) are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the pay-ment of principal and interest. Revenue bonds are payable only from the reve-nues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development and pollution control bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds.

Notes are short-term instruments with a maturity of two years or less. Most notes are general obligations of the issuer and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Payment of these notes is primarily dependent upon the issuer's receipt of the anticipated reve-nues. Other notes, include construction loan notes issued to provide construc-tion financing for specific projects and bank notes issued by local governmen-tal bodies and agencies to commercial banks as evidence of borrowings.

Municipal Obligations also include very short-term unsecured, negotiable prom-issory notes, issued by states, municipalities, and their agencies which are known as "tax-exempt commercial paper" or "municipal commercial paper." Payment of principal and interest on issues or municipal commercial paper may be made from various sources, to the extent the funds are available therefrom. There is a limited secondary market for issues of municipal commercial paper.

While these various types of notes as a group represent the major portion of the tax-exempt note market, other types of notes are occasionally available in the marketplace and the Fund may invest in such other types of notes to the ex-tent permitted under its investment policies and limitations. Such notes may be issued for different purposes and with different security than those mentioned above.

The yields on Municipal Obligations are dependent on a variety of factors, in-cluding the condition of the general money market and the Municipal Obligation market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's and S&P represent their opin-ions as to the quality of the Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. The market value of outstanding Municipal Obligations will vary with changes in prevailing interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

California Municipal Obligations are issued by the State of California and cit-ies and local authorities in the State of California, and bear interest that, in the opinion of bond counsel to the issuer, is exempt from federal and Cali-fornia income taxes, although such interest may be subject to the Federal al-ternative minimum tax. The Fund will invest primarily in California Municipal Obligations that are issued by the State of California and cities and local au-thorities in the State of California, except that the Fund may invest not more than 10% of its net assets in Municipal Obligations issued by United States possessions or territories, which also bear interest that is exempt from regu-lar federal as well as California personal income taxes.

The Fund may not invest more than 10% of its net assets in California Municipal Obligations issued within certain U.S. possessions or territories.

Bond Anticipation Notes (BANs) are usually general obligations of state and lo-cal governmental issuers which are sold to obtain interim financing for pro-jects that will eventually be funded through the sale of long-term debt obliga-tions or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond mar-ket and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

Tax Anticipation Notes (TANs) are issued by state and local governments to fi-nance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could ad-versely affect the issuer's ability to meet its obligations on outstanding TANs.

Revenue Anticipation Notes (RANs) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obliga-tions of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and in-terest on RANs.

Construction Loan Notes are issued to provide construction financing for spe-cific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

Bank Notes are notes issued by local governmental bodies and agencies such as those described above to commercial banks as evidence of borrowings. The pur-poses for which the notes are issued are varied but they are frequently issued to meet short-term working-capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

Industrial Development Bonds (IDBs) and Pollution Control Bonds (PCBs) are is-sued by or on behalf of public authorities to finance various privately-rated facilities. Typically these bonds are included within the term Municipal Obli-gation if the interest paid thereon is exempt from federal income tax.

Tax-Exempt Commercial Paper (Municipal Paper) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the ma-turities of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

Variable and Floating Rate Instruments-certain money market instruments may carry variable or floating rates of interest. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index. Variable rate notes are adjusted to current interest rate levels at certain specified times, such as every 30 days, as set forth in the instrument. A floating rate note adjusts automatically whenever there is a change in its base interest rate adjustor, e.g., a change in the prime lending rate on specified interest rate indices. Typically such instruments carry demand features permit-ting the Money Market Fund to redeem at par upon specified notice.

The Fund's right to obtain payment at par on a demand instrument upon demand could be affected by events occurring between the date the Fund elects to re-deem the instrument and the date redemption proceeds are due which affect the ability of the issuer to pay the instrument at par value. The Adviser will mon-itor on an ongoing basis the pricing, quality and liquidity of such instruments and will similarly monitor the ability of an issuer of a demand instrument, in-cluding those supported by bank letters of credit or guarantees, to pay princi-pal and interest on demand. Although the ultimate maturity of such variable rate obligations may exceed 397 days, the Fund will treat the maturity of each variable rate demand obligation, for purposes of computing its dollar weighted average fund maturity, as the longer of (i) the notice period required before the Fund is entitled to payment of the principal amount through demand, or (ii) the period remaining until the next interest rate adjustment.

One form of variable or floating rate instrument consists of an underlying fixed rate municipal bond that is subject to a third party demand feature or "tender option." The holder of the bond would pay a "tender fee" to the third party tender option provider, the amount of which would be periodically ad-justed so that the bond/tender option combination would reasonably be expected to have a market value that approximates the par value of the bond. This bond/tender option combination would therefore be functionally equivalent to ordinary variable or floating rate obligations as described above, and the Fund may purchase such obligations subject to certain conditions specified by the Securities and Exchange Commission.

The Fund may also obtain standby commitments with respect to Municipal Obliga-tions. Under a standby commitment (often referred to as a put), the party issu-ing the commitment agrees to purchase at the Fund's option the Municipal Obli-gation at an agreed-upon price on certain dates or within a specific period. Since the value of a standby commitment depends in part upon the ability of the issuing party to meet its purchase obligations thereunder, the Fund will enter into standby commitments only with parties which have been evaluated by Nuveen Advisory and, in the opinion of Nuveen Advisory, present minimal credit risks.

The amount payable to the Fund upon its exercise of a standby commitment would be (1) the acquisition cost of the Municipal Obligations (excluding any accrued interest that the Fund paid on acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the security, plus (2) all interest accrued on the security since the last interest payment date during the period the security was owned by the Fund. The Fund's right to exercise standby commitments held by it will be unconditional and unqualified. The acquisition of a standby commitment will not affect the valuation of the underlying security, which will continue to be valued in ac-cordance with the amortized cost method. The standby commitment itself will be valued at zero in determining net asset value. The Fund may purchase standby commitments for cash or pay a higher price for fund securities which are ac-quired subject to such a commitment (thus reducing the yield to maturity other-wise available for the same securities). The maturity of a Municipal Obligation purchased by the Fund will not be considered shortened by any standby commit-ment to which such security is subject. Although the Fund's rights under a standby commitment would not be transferable, the Fund could sell Municipal Ob-ligations which were subject to a standby commitment to a third party at any time.

When-Issued Securities
The Fund may purchase and sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery transactions arise when securities are purchased or sold with payment and delivery beyond the regular settlement date (when-issued transactions normally settle within 15-45 days). On such transac-tions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. The commitment to purchase securities on a when-issued or delayed delivery basis may involve an element of risk because the value of the securities is subject to market fluctuation, no interest ac-crues to the purchaser prior to settlement of the transaction, and at the time of delivery the market value may be less than cost. At the time the Fund makes the commitment to purchase a Municipal Obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the amount due and the value of the security in determining its net asset value. Likewise, at the time the Fund makes the commitment to sell a Municipal Obligation on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the Municipal Obligation sold pursuant to a delayed delivery com-mitment are ignored in calculating net asset value so long as the commitment remains in effect. The Fund will also maintain designated readily marketable assets at least equal in value to commitments to purchase when-issued or de-layed delivery securities, such assets to be segregated by the Custodian spe-cifically for the settlement of such commitments. The Fund will only make com-mitments to purchase Municipal Obligations on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Fund re-serves the right to sell these securities before the settlement date if it is deemed advisable. If a when-issued security is sold before delivery any gain or loss would not be tax-exempt. The Fund commonly engages in when-issued transac-tions in order to purchase or sell newly-issued Municipal Obligations, and may engage in delayed delivery transactions in order to manage its operations more effectively.

Special Considerations Relating to California Securities
Because the Fund invests substantially all of its assets in California Securi-ties, the Fund is therefore susceptible to political, economic or regulatory factors affecting California issuers. These include the possible adverse ef-fects of certain California constitutional amendments, legislative measures, voter initiatives and other matters that are described below. The following in-formation provides only a brief summary of the complex factors affecting the financial situation in California (the "State") and is derived from sources that are generally available to investors and is believed to be accurate. No independent verification has been made of the accuracy or com-pleteness of any of the following information. It is based in part on informa-tion obtained from various State and local agencies in California or contained in Official Statements for various California issues.

During the early 1990's, California experienced significant financial difficul-ties, which reduced its credit standing, but the state's finances have improved since 1994. The ratings of certain related debt of other issuers for which Cal-ifornia has an outstanding lease purchase, guarantee or other contractual obli-gation (such as for state-insured hospital bonds) are generally linked directly to California's rating. Should the financial condition of California deterio-rate again, its credit ratings could be further reduced, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected.

Economic Overview
Total personal income in the State, at an estimated $800 billion in 1996, ac-counts for almost 13% of all personal income in the nation. Total employment is over 15.6 million, the majority of which is in the service, trade and manufac-turing sectors.

Unemployment has declined dramatically from its 10% recession peak and is rap-idly approaching the national level. Economic indicators show a steady and strong recovery underway in California since the start of 1994, particularly in the export-related industries, services, electronics, entertainment and tour-ism. The recovery in export-related industries has been dampened somewhat by the economic crisis in Asia.

Constitutional Limitations on Taxes, Other Charges and Appropriations Limitation on Property Taxes. Certain California Municipal Obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of Cali-fornia local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as "Proposition 13." Briefly, Article XIIIA limits to 1% of full cash value the rate of ad valorem property taxes on real property and generally restricts the reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.

Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This sys-tem has resulted in widely varying amounts of tax on similarly situated proper-ties. Several lawsuits have been filed challenging the acquisition-based as-sessment system of Proposition 13, but it was upheld by the U.S. Supreme Court in 1992.

Article XIIIA prohibits local governments from raising revenues through ad va-lorem property taxes above the 1% limit; it also requires voters of any govern-mental unit to give two-thirds approval to levy any "special tax." Court deci-sions, however, allowed a non-voter approved levy of "general taxes" which were not dedicated to a specific use.

Limitation on Other Taxes, Fees and Charges. On November 5, 1996, the voters of the State approved Proposition 218, called the "Right to Vote on Taxes Act." Proposition 218 added Articles XIIIC and XIIID to the State Constitu-tion, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.

Article XIIIC requires that all new or increased local taxes be submitted to the electorate before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote. Further, any general purpose tax which was imposed, extended or increased without voter approval after December 31, 1994 must be approved by a majority vote within two years.

Article XIIID contains several new provisions making it generally more diffi-cult for local agencies to levy and maintain "assessments" for municipal serv-ices and programs. Article XIIID also contains several new provisions affect-ing "fees" and "charges", defined for purposes of Article XIIID to mean "any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a [local government] upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service." All new and existing property related fees and charges must conform to require-ments prohibiting, among other things, fees and charges which generate reve-nues exceeding the funds required to provide the property related service or are used for unrelated purposes. There are new notice, hearing and protest procedures for levying or increasing property related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as "property relat-ed" for purposes of Article XIIID), no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

In addition to the provisions described above, Article XIIIC removes limita-tions on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters could, by future initiative, repeal, re-duce or prohibit the future imposition or increase of any local tax, assess-ment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.

The interpretation and application of Proposition 218 will ultimately be de-termined by the courts with respect to a number of matters, and it is not pos-sible at this time to predict with certainty the outcome of such determina-tions. Proposition 218 is generally viewed as restricting the fiscal flexibil-ity of local governments, and for this reason, some ratings of California cit-ies and counties have been, and others may be, reduced.

Appropriations Limits. The State and its local governments are subject to an annual "appropriations limit" imposed by Article XIIIB of the California Con-stitution, enacted by the voters in 1979 and significantly amended by Proposi-tions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" exclude most State subventions to local governments. No limit is im-posed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations arising from certain emergencies declared by the Governor, (3) appropriations for cer-tain capital outlay projects, (4) appropriations by the State of post-1989 in-creases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.

The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibili-ties between government units. The definitions for such adjustments were lib-eralized in 1990 to follow more closely growth in the State's economy.

"Excess" revenues are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50% of any excess, with the other 50% paid to schools and community colleges. With more liberal annual adjustment factors since 1988, and depressed revenues since 1990 because of the recession, few governments are currently operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years. During fiscal year 1986-87, State receipts from proceeds of taxes ex-ceeded its appropriations limit by $1.1 billion, which was returned to taxpay-ers. Since that year, appropriations subject to limitation have been under the State limit. State appropriations were $7.0 billion under the limit for fiscal year 1996-97.

Because of the complex nature of Articles XIIIA, XIIIB, XIIIC and XIIID of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal chal-lenges, it is not currently possible to determine fully the impact of these Articles on California Municipal Obligations or on the ability of the State or local governments to pay debt service on such California Municipal Obliga-tions. It is not possible, at the present time, to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitution-ality of these Articles, or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Future initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local is-suers to repay their obligations.

Obligations of the State of California
Under the California Constitution, debt service on outstanding general obliga-tion bonds is the second charge to the General Fund after support of the pub-lic school system and public institutions of higher education. Under the Cali-fornia Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school sys-tem and public institutions of higher education. As of June 30, 1997, the State had outstanding approximately $17.95 billion of long-term general obli-gation bonds, plus $781 million of general obligation commercial paper which will be refunded by long-term bonds in the future, and $6.1 billion of lease-purchase debt supported by the State General Fund. The State also had about $7.5 billion of authorized and unissued general obligation bonds. In FY 1996-97, debt service on general obligation bonds and lease purchase bonds was approximately 5.0% of General Fund revenues.

Recent Financial Results
The principal sources of General Fund revenues in 1996-97 were the California personal income tax (27% of total revenues), the sales and use tax (24%) and bank and corporation taxes (7%). The State maintains a Special Fund for Eco-nomic Uncertainties (the "SFEU"), derived from General Fund revenues, as a re-serve to meet cash needs of the General Fund, but which is required to be re-plenished as soon as sufficient revenues are available. During the 1997 fiscal year the SFEU was fully depleted. However, the robust economy should afford the State the ability to appropriate funds to the SFEU in the near term.

General. Throughout the 1980's, State spending increased rapidly as the State population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Prop-osition 13 and other laws. The largest State program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted which (subject to suspension by a two-thirds vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of State General Fund revenues (currently about 35%).

Since the start of the 1990-91 fiscal year, the State has faced adverse eco-nomic, fiscal, and budget conditions. The economic recession seriously af-fected State tax revenues. It also caused increased expenditures for health and welfare programs. Since the start of the 1990-91 fiscal year, the State has faced adverse economic, fiscal and budget conditions. The economic reces-sion seriously affected State tax revenues. It also caused increased expendi-tures for health and welfare programs. As a result of the strengthening State economy, General Fund revenue growth is now outpacing the costs associated with many of the larger programs supported by the General Fund. However, the State will face additional challenges in coming years by the expected need to substantially increase capital and operating funds for State infrastructure needs, as well as corrections resulting from a "Three Strikes" law enacted in 1994.

Recent Budgets. As a result of these factors, among others, from the late 1980's until 1992-93, the State had a period of nearly chronic budget imbal-ance, with expenditures exceeding revenues in four out of six years, and the State accumulated and sustained a budget deficit in the budget reserve, the SFEU approaching $2.8 billion at its peak at June 30, 1993. Starting in the 1990-91 Fiscal Year and for each year thereafter, each budget required multibillion dollar actions to bring projected revenues and expenditures into balance and to close large "budget gaps" which were identified. The Legisla-tive and Governor eventually agreed on a number of different steps to produce Budget Acts in the Years 1991-92 to 1995-96 (although not all of these actions were taken in each year):

 . significant cuts in health and welfare program expenditures;

 . transfers of program responsibilities and some funding sources from the State to local governments, coupled with some reduction in mandates on lo-cal government;

 . transfer of about $3.6 billion in annual local property tax revenues from cities, counties, redevelopment agencies and some other districts to local school districts, thereby reducing state funding for schools;

 . reduction in growth of support for higher education programs, coupled with increases in student fees;

 . revenue increases (particularly in the 1992-92 Fiscal Year budget), most of which were for a short duration;

 . increased reliance on aid from the federal government to offset the costs of incarcerating, educating and providing health and welfare services to undocumented aliens (although these efforts have produced much less federal aid than the State Administration had requested); and

 . various one-time adjustment and accounting changes.

Despite these budget actions, the effects of the recession led to large unan-ticipated deficits in the SFEU, as compared to projected positive balances. By the start of the 1993-94 Fiscal Year, the accumulated deficit was so large (al-most $2.8 billion) that it was impractical to budget to retire it in one year, so a two-year program was implemented, using the issuance of revenue anticipa-tion warrants to carry a portion of the deficit over the end of the fiscal year. When the economy failed to recover sufficiently in 1993-94, a second two-year plan was implemented in 1994-95, to carry the final retirement of the def-icit into 1995-96.

The combination of stringent budget actions cutting State expenditures, and the turnaround of the economy by late 1993, finally led to the restoration of posi-tive financial results. While General Fund revenues and expenditures were es-sentially equal in FY 1992-93 (following two years of excess expenditures over revenues), the General Fund had positive operating results in FY 1993-94, 1994-95, and 1995-96 which have reduced the accumulated budget deficit to about $70 million as of June 30, 1996.

A consequence of the accumulated budget deficits in the early 1990's, together with other factors such as disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its on-going obligations. When the Legislature and the Governor failed to adopt a bud-get for the 1992-93 Fiscal Year by July 1, 1992, which would have allowed the State to carry out its normal annual cash flow borrowing to replenish its cash reserves, the State Controller was forced to issue approximately $3.8 billion of registered warrants ("IOUs") over a 2-month period to pay a variety of obli-gations representing prior years' or continuing appropriations, and mandates from court orders.

The State's cash condition became so serious that from late spring 1992 until 1995, the State had to rely on issuance of short term notes which matured in a subsequent fiscal year to finance its ongoing deficit, and pay current obliga-tions. With the repayment of the last of these deficit notes in April, 1996, the State does not plan to rely further on external borrowing across fiscal years, but will continue its normal cash flow borrowings during a fiscal year.

The 1997-98 Budget Act was signed by the Governor on August 18, 1997, together with related implementating bills. The total budget package authorized State expenditures of $67.2 billion. This total spending includes $52.8 billion from the General Fund (an 8 percent increase from 1996-97) and $14.4 billion from special funds (a 6.1 percent increase). The 1997-98 Budget Act included signif-icant increases in education spending and a major reform to the State's welfare program. In other areas, the budget includes relatively few new initiatives and fairly limited changes to program funding. This was due to the decision to repay the Public Employee's Retirement System (PERS) $1.2 billion. The repayment resulted from a court rul-ing which declared unconstitutional the General Fund's deferral of State con-tributions to the retirement fund in the early 1990s.

The following are principal features of the 1997-98 Budget Act:

1. No tax cuts were included in the final budget. The Legislature rejected the Governor's proposal for a reduction in personal and corporate income tax rates.

2. Major increases in K-12 education. The budget would use the increased fund-ing to expand the class size reduction program to a fourth grade and signif-icantly increase local revenue limit funding.

3. The University of California, California State University and California Community Colleges would receive additional funding with no fee increases.

4. A major welfare reform program CalWORKs (California Work Opportunity and Re-sponsibility to Kids Program) was funded. It includes time limits on aid for adults, participation requirements for adults, expanded child care and job training service, and various county fiscal incentives.

5. The budget funded inmate caseload and contains no money for new prisons. In addition, the budget assumed $94 million more in federal funds than the amount in the Governor's budget to offset the State's cost of supervising undocumented felons.

The Department of Finance has reported that, based on stronger than expected revenues during the first nine months of the 1997-98 fiscal year, reflecting the continued strength of the State's economic recovery, General Fund revenues are $301 million above projections.

Proposed 1999-2000 Budget. On January 9, 1999, the Governor released his pro-posed budget for FY 1999-2000. Assuming continuing strength in the economy, the Governor projects General Fund revenues (including transfers) to be [$55.4] billion and proposes expenditures to be [$55.4] billion, to leave a budget re-serve in the SFEU of [$296] million at June 30, 2000. The Governor proposed further programs emphasizing education, public safety, and economic develop-ment.

Although the State's strong economy is producing record revenues to the State government, the State's budget continues to be under stress from mandated spending on education, a rising prison population, and social needs of a grow-ing population with many immigrants. These factors which limit State spending growth also put pressure on local governments. There can be no assurances that, if economic conditions weaken, or other factors intercede, the State will not experience budget gaps in the future.

Bond Rating
The ratings on California's long-term general obligation bonds were reduced in the early 1990s from "AAA" levels which had existed prior to the recession. In 1997, Fitch raised their rating of California's general obligation bonds, which as of May 1998, were assigned ratings of "A+" by Standard & Poor's, "A1" by Moody's and "AA-" from Fitch.

There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations is-sued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Legal Proceedings
The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. Trial courts have recently entered tentative decisions or injunctions which would overturn several parts of the state's recent budget compromises. The matters covered by these lawsuits include reductions in welfare payments and the use of certain cigarette tax funds for health costs. All of these cases are subject to further proceedings and appeals, and if California eventually loses, the final remedies may not have to be implemented in one year.

Obligations of Other Issuers
Other Issuers of California Municipal Obligations
There are a number of state agencies, instrumentalities and political subdivi-sions of the State that issue Municipal Obligations, some of which may be con-duit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

State Assistance. Property tax revenues received by local governments declined more than 50% following passage of Proposition 13. Subsequently, the California Legislature enacted measures to provide for the redistribution of the State's General Fund surplus to local agencies, the reallocation of certain State reve-nues to local agencies and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues. Total local assistance from the State's General Fund was budgeted at approximately 75% of General Fund expenditures in recent years, including the effect of implementing reductions in certain aid programs. To reduce State General Fund support for school dis-tricts, the 1992-93 and 1993-94 Budget Acts caused local governments to trans-fer $3.9 billion of property tax revenues to school districts, representing loss of the post-Proposition 13 "bailout" aid. Local governments have in return received greater revenues and greater flexibility to operate health and welfare programs. To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State as-sistance to local governments may continue to be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. At least one rural county (Butte) publicly announced that it might enter bankruptcy proceedings in August 1990, although such plans were put off after the Governor approved legislation to provide additional funds for the county. Other counties have also indicated that their budgetary condition is extremely grave. Los Angeles County, the largest in the State, was forced to make significant cuts in services and per-sonnel, particularly in the health care system, in order to balance its budget in 1995-96 and 1996-97. Los Angeles County's debt was downgraded by Moody's and S&P in the summer of 1995. Orange County, which emerged from Federal Bankruptcy Court protection in June 1996, has significantly reduced county services and personnel, and faces strict financial conditions following large investment fund losses in 1994 which resulted in bankruptcy.

Counties and cities may face further budgetary pressures as a result of changes in welfare and public assistance programs, which were to be enacted by June, 1997 in order to comply with federal welfare reform law. It is not yet known what the overall impact will be on local government finances.

Assessment Bonds. California Municipal Obligations which are assessment bonds may be adversely affected by a general decline in real estate values or a slow-down in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be devel-oped within a few years after issuance. In the event of such reduction or slow-down, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes secur-ing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. More-over, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or tax-es, except from amounts, if any, in a reserve fund established for the bonds.

California Long Term Lease Obligations. Based on a series of court decisions, certain long-term lease obligations, though typically payable from the general fund of the State or a municipality, are not considered "indebtedness" requir-ing voter approval. Such leases, however, are subject to "abatement" in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evi-dencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and un-insured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be in-terrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Litigation is brought from time to time which challenges the constitutionality of such lease arrangements.

Other Considerations
The repayment of industrial development securities secured by real property may be affected by California laws limiting foreclosure rights of creditors. Secu-rities backed by healthcare and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

Limitations on ad valorem property taxes may particularly affect "tax alloca-tion" bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (e.g., because of a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis.

Proposition 87, approved by California voters in 1988, requires that all reve-nues produced by a tax rate increase go directly to the taxing entity which in-creased such tax rate to repay that entity's general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

The effect of these various constitutional and statutory changes upon the abil-ity of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not possible, at present, to predict the extent to which any such legisla-tion will be enacted. Nor is it possible, at present, to determine the impact of any such legislation on California Municipal Obligations in which the Fund may invest, future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such California Municipal Obligations.

Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event is expected to have any long-term negative economic impact. Any California Municipal Obligation in the Fund could be affected by an inter-ruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensa-tory financial assistance could be constrained by the inability of (i) an is-suer to have obtained earthquake insurance coverage at reasonable rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.

Taxable Investments
Taxable investments (sometimes called "Temporary Investments") include obliga-tions of the United States Government, its agencies or instrumentalities; debt securities of issuers having, at the time of purchase, a quality rating within the two highest grades by either Moody's Investors Service, Inc. ("Moody's") or Standard and Poor's Corporation ("S&P") (Aaa or Aa, or AAA or AA, respective-ly); commercial paper rated in the highest grade by either of such rating serv-ices (Prime-1 or A-1, respectively); certificates of deposit of domestic banks with assets of $1 billion or more; and municipal securities and U.S. Government obligations subject to short-term repurchase agreements.

Subject to the limitation described in the Prospectus, the Funds may invest in the following taxable investments:

U.S. Government Direct Obligations--issued by the United States Treasury and include bills, notes and bonds.

-- Treasury bills are issued with maturities of up to one year. They are issued in bearer form, are sold on a discount basis and are payable at par value at maturity.

-- Treasury notes are longer-term interest-bearing obligations with original maturities of one to seven years.

-- Treasury bonds are longer-term interest-bearing obligations with original maturities from five to thirty years.

U.S. Government Agencies Securities--Certain federal agencies have been estab-lished as instrumentalities of the United States Government to supervise and finance certain types of activities. These agencies include, but are not lim-ited to, the Bank for Cooperatives, Federal Land Bank, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Export-Import Bank of the United States and Tennessee Valley Authority. Issues of these agencies, while not di-rect obligations of the United States Government, are either backed by the full faith and credit of the United States or are guaranteed by the Treasury or supported by the issuing agencies' right to borrow from the Treasury. There can be no assurance that the United States Government itself will pay interest and principal on securities as to which it is not so legally obligated.

Certificates of Deposits (CDs)--A certificate of deposit is a negotiable in-terest-bearing instrument with a specific maturity. CDs are issued by banks in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity. The Funds will only invest in U.S. dollar denomi-nated CDs issued by U.S. banks with assets of $1 billion or more.

Commercial Paper--Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations. Maturities on these issues vary from a few to 397 days. Commercial paper may be purchased from U.S. cor-porations.

Other Corporate Obligations--The Funds may purchase notes, bonds and deben-tures issued by corporations if at the time of purchase there is less than 397 days remaining until maturity or if they carry a variable or floating rate of interest.

Repurchase Agreements--A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed upon repurchase price determines the yield during the Fund's holding period. Repur-chase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Funds will only enter into repurchase agreements with dealers, domestic banks or recognized financial institutions that in the opinion of Nuveen Advisory present minimal credit risk. The risk to the Funds is limited to the ability of the Issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and in-terest. In the event of default, the collateral may be sold but the Funds might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the col-lateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Funds may be delayed or limited. Nuveen Advisory will monitor the value of the collat-eral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that the value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, Nuveen Advi-sory will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price.

Ratings of Investments
The two highest ratings of Moody's for municipal securities are Aaa and Aa. Mu-nicipal securities rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to municipal securities which are of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat larger than in Aaa rated municipal securities. The Aaa and Aa rated municipal securities comprise what are generally known as "high grade bonds." Moddy's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

The two highest ratings of S&P for municipal securities are AAA and AA. Munici-pal securities rated AAA have an extremely strong capacity to pay principal and interest. The rating of AA indicates that capacity to pay principal and inter-est is very strong and such bonds differ from AAA issues only in small degree.

The two highest ratings of Moody's and S&P for federally tax-exempt short-term loans and notes are MIG-1 and MIG-2, or VMIG-1 and VMIG-2 in the case of vari-able instruments, and SP-1 and SP-2, respectively. Obligations designated MIG-1 or VMIG-1 are the best quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Obligations designated as MIG-2 or VMIG-2 are high quality obligations with ample margins of protection. The des-ignation SP-1 indicates a very strong or strong capacity to pay principal and interest while the designation SP-2 denotes a satisfactory capacity to pay principal and interest.

The Fund's ability to purchase commercial paper of tax-exempt and corporate is-suers is limited to commercial paper rated highly by nationally recognized sta-tistical rating organizations. Issuers rated in the highest category generally have a superior capacity for repayment of short-term obligations normally evi-denced by the following characteristics: leading market positions in well-es-tablished industries; high rates of return of funds employed; conservative cap-italization structures with moderate reliance on debt and ample asset protec-tion; board margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial mar-kets and assured sources of alternative liquidity. Issuers rated in the second highest category have a strong capacity for repayment of short-term promissory obligations.

Subsequent to its purchase by the Fund, an issue may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Nei-ther event requires the elimination of such obligations from the Fund, but Nuveen Advisory will consider such an event in its determination of whether the Fund should continue to hold such obligation.

                                   MANAGEMENT

The management of the Trust, including general supervision of the duties per-formed by Nuveen Advisory under the Investment Management Agreement, is the re-sponsibility of its Board of Trustees. There are seven trustees of the Trust, one of whom is an "interested person" (as that term is defined in the Invest-ment Company Act of 1940). None of the trustees who are not "interested per-sons" of the Fund has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Trust and their ages and principal occupations and other affil-iations during the past five years are set forth below.

-------------------------------------------------------------------------------
                                  Positions
                                  and
                                  Offices     Principal Occupation
 Name and Address             Age with Fund   During Past Five Years
-------------------------------------------------------------------------------
 Timothy R. Schwertfeger*+    49  Chairman    Chairman of the Board of the
 333 West Wacker Drive            and Trustee Funds (since July 1996); Trustee
 Chicago, IL 60606                            and President of the Funds
                                              advised by Nuveen Institutional
                                              Advisory Corp. (since July 1996);
                                              Chairman (since July 1996),
                                              Director, and previously
                                              Executive Vice President, of The
                                              John Nuveen Company, John Nuveen
                                              & Co., Nuveen Advisory Corp. and
                                              Nuveen Institutional Advisory
                                              Corp.; Director (since 1996) of
                                              Institutional Capital
                                              Corporation; Chairman and
                                              Director of Nuveen Asset
                                              Management, Inc.; Chairman and
                                              Director of Rittenhouse Financial
                                              Services Inc. (since 1999).

-------------------------------------------------------------------------------
 Robert P. Bremner            58  Trustee     Private Investor and Management
 3725 Huntington Street, N.W.                 Consultant.
 Washington, D.C. 20015

-------------------------------------------------------------------------------
 Lawrence H. Brown            64  Trustee     Retired (August 1989) as Senior
 201 Michigan Avenue                          Vice President of The Northern
 Highwood, IL 60040                           Trust Company (banking and trust
                                              industry).

-------------------------------------------------------------------------------
 Anne E. Impellizzeri         66  Trustee     Executive Director (since 1998)
 3 West 29th Street                           of Manitoga (center for Russell
 New York, NY 10001                           Wright's design/home and
                                              landscape); formerly President
                                              and Chief Executive Officer of
                                              Blanton-Peale, Institutes of
                                              Religion and Health (a training
                                              and counseling organization).

-------------------------------------------------------------------------------
 Peter R. Sawers               66 Trustee     Adjunct Professor of Business and
 22 The Landmark                              Economics, University of Dubuque,
 Northfield, IL 60093                         Iowa; Adjunct Professor, Lake
                                              Forest Graduate School of
                                              Management, Lake Forest,
                                              Illinois; Chartered Financial
                                              Analyst; Certified Management
                                              Consultant.

-------------------------------------------------------------------------------
 William J. Schneider          54 Trustee     Senior Partner and Chief
 4000 Miller-Valentine Ct.                    Operating Officer, Miller-
 P.O. Box 744                                 Valentine Partners, Vice
 Dayton, OH 45401                             President, Miller-Valentine Group
                                              (commercial real estate); Member
                                              Community Advisory Board,
                                              National City Bank, Dayton, Ohio.

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                                               Principal Occupations
 Name and Address       Age Positions and Offices with Fund    During Past Five Years
---------------------------------------------------------------------------------------
 Judith M. Stockdale    51  Trustee                            Executive Director,
 35 E. Wacker Drive                                            Gaylord and Dorothy
 Suite 2600                                                    Donnelley Foundation, a
 Chicago, IL 60601                                             private family
                                                               foundation (since 1994);
                                                               prior thereto, Executive
                                                               Director, Great Lakes
                                                               Protection Fund (from
                                                               1990 to 1994).

--------------------------------------------------------------------------------
 Alan G. Berkshire+      38 Vice President and Asst. Secretary Vice President and
 333 West Wacker Drive      since 1998                         General Counsel (since
 Chicago, IL 60606                                             September 1997) and
                                                               Secretary (since May
                                                               1998) of The John Nuveen
                                                               Company, John Nuveen &
                                                               Co. Incorporated, Nuveen
                                                               Advisory Corp. and
                                                               Nuveen Institutional
                                                               Advisory Corp.; prior
                                                               thereto, partner in the
                                                               law firm of Kirkland &
                                                               Ellis.

--------------------------------------------------------------------------------
 Peter H. D'Arrigo       31 Vice President and Treasurer       Vice President of John
 333 West Wacker Drive      since 1999                         Nuveen & Co.
 Chicago, IL 60606                                             Incorporated (since
                                                               January 1999), prior
                                                               thereto. Assistant Vice
                                                               President (from January
                                                               1997); formerly,
                                                               Associate of John Nuveen
                                                               & Co. Incorporated;
                                                               Chartered Financial
                                                               Analyst.

--------------------------------------------------------------------------------
 Michael S. Davern+      41 Vice President since 1997          Vice President of Nuveen
 333 West Wacker Drive                                         Advisory Corp. (since
 Chicago, IL 60606                                             January 1997); prior
                                                               thereto, Vice President
                                                               and Portfolio Manager of
                                                               Flagship Financial, Inc.
                                                               (from September 1991 to
                                                               January 1997).

---------------------------------------------------------------------------------------
 Lorna C. Ferguson+      53 Vice President since 1998          Vice President of John
 333 West Wacker Drive                                         Nuveen & Co.
 Chicago, IL 60606                                             Incorporated; Vice
                                                               President of Nuveen
                                                               Advisory Corp. and
                                                               Nuveen Institutional
                                                               Advisory Corp. (since
                                                               January 1998).

---------------------------------------------------------------------------------------
 William M. Fitzgerald+  35 Vice President since 1996          Vice President of Nuveen
 333 West Wacker Drive                                         Advisory Corp. (since
 Chicago, IL 60606                                             December 1995); prior
                                                               thereto, Assistant Vice
                                                               President of
                                                               Nuveen Advisory Corp.
                                                               (from September 1992 to
                                                               December 1995);
                                                               Chartered Financial
                                                               Analyst.

---------------------------------------------------------------------------------------
 Stephen D. Foy+         44 Vice President and Controller      Vice President of John
 333 West Wacker Drive      since 1998                         Nuveen & Co.
 Chicago, IL 60606                                             Incorporated and (since
                                                               May 1998) The John
                                                               Nuveen Company;
                                                               Certified Public
                                                               Accountant.

--------------------------------------------------------------------------------
 J. Thomas Futrell+      43 Vice President since 1991          Vice President of Nuveen
 333 West Wacker Drive                                         Advisory Corp.;
 Chicago, IL 60606                                             Chartered Financial
                                                               Analyst.

---------------------------------------------------------------------------------------
 Richard A. Huber+       36 Vice President since 1997          Vice President of Nuveen
 333 West Wacker Drive                                         Institutional Advisory
 Chicago, IL 60606                                             Corp. (since March 1998)
                                                               and Nuveen Advisory
                                                               Corp. (since January
                                                               1997); prior thereto,
                                                               Vice President and
                                                               Portfolio Manager of
                                                               Flagship Financial, Inc.

---------------------------------------------------------------------------------------
 Steven J. Krupa+        41 Vice President since 1990          Vice President of Nuveen
 333 West Wacker Drive                                         Advisory Corp.
 Chicago, IL 60606

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
                             Positions and                 Principal Occupations
 Name and Address        Age Offices with Fund             During Past Five Years
-----------------------------------------------------------------------------------
 Larry W. Martin+         47 Vice President and Asst.      Vice President,
 333 West Wacker Drive       Secretary since 1993          Assistant Secretary and
 Chicago, IL 60606                                         Assistant General
                                                           Counsel of John Nuveen &
                                                           Co. Incorporated; Vice
                                                           President and Assistant
                                                           Secretary of Nuveen
                                                           Advisory Corp. and
                                                           Nuveen Institutional
                                                           Advisory Corp.,
                                                           Assistant Secretary of
                                                           The John Nuveen Company
                                                           and (since January 1997)
                                                           Nuveen Asset Management
                                                           Inc.

-----------------------------------------------------------------------------------
 Edward F. Neild, IV+     33 Vice President since 1996     Vice President of Nuveen
 333 West Wacker Drive                                     Advisory Corp. and
 Chicago, IL 60606                                         Nuveen Institutional
                                                           Advisory Corp. (since
                                                           September 1996); prior
                                                           thereto, Assistant Vice
                                                           President of Nuveen
                                                           Advisory Corp. (from
                                                           December 1993 to
                                                           September 1996) and
                                                           Nuveen Institutional
                                                           Advisory Corp. (from May
                                                           1995 to September 1996);
                                                           Chartered Financial
                                                           Analyst.

-----------------------------------------------------------------------------------
 Stephen S. Peterson+     41 Vice President since 1997     Vice President, (since
 333 West Wacker Drive                                     September 1997).
 Chicago, IL 60606                                         Assistant Vice President
                                                           (from September 1996 to
                                                           September 1997), and
                                                           Portfolio Manager prior
                                                           thereto, of Nuveen
                                                           Advisory Corp.;
                                                           Chartered Financial
                                                           Analyst.

-----------------------------------------------------------------------------------
 Stuart W. Rogers+        43 Vice President since 1997     Vice President of John
 333 West Wacker Drive                                     Nuveen & Co.
 Chicago, IL 60606                                         Incorporated.

-----------------------------------------------------------------------------------
 Thomas C. Spalding Jr.+  47 Vice President since 1980     Vice President of Nuveen
 333 West Wacker Drive                                     Advisory Corp. and
 Chicago, IL 60606                                         Nuveen Institutional
                                                           Advisory Corp.;
                                                           Chartered Financial
                                                           Analyst.

-----------------------------------------------------------------------------------
 William S. Swanson+      33 Vice President since 1998     Vice President of John
 333 West Wacker Drive                                     Nuveen & Co.
 Chicago, IL 60606                                         Incorporated (since
                                                           October 1997); Assistant
                                                           Vice President (from
                                                           September 1996 to
                                                           October 1997) and
                                                           formerly, Associate;
                                                           Chartered Financial
                                                           Analyst.

-----------------------------------------------------------------------------------
 Gifford R. Zimmerman+    42 Vice President since 1993 and Vice President,
 333 West Wacker Drive       Secretary since 1998          Assistant Secretary and
 Chicago, IL 60606                                         Associate General
                                                           Counsel, formerly
                                                           Assistant General
                                                           Counsel (since September
                                                           1997) of John Nuveen &
                                                           Co. Incorporated; Vice
                                                           President and Assistant
                                                           Secretary of Nuveen
                                                           Advisory Corp. and
                                                           Nuveen Institutional
                                                           Advisory Corp.;
                                                           Assistant Secretary of
                                                           The John Nuveen Company
                                                           (since May 1994);
                                                           Chartered Financial
                                                           Analyst.

--------------------------------------------------------------------------------
--------
*  Mr. Schwertfeger is an interested person of the Fund.
+ Person is an affiliate of the Fund and an affiliate of the adviser or prin-cipal underwriter.

Timothy R. Schwertfeger and Peter R. Sawers serve as members of the Executive Committee of the Board of Trustees. The Executive Committee, which meets be-tween regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees provided that the scope of the powers of the Executive Committee, unless otherwise specifically authorized by the full Board, shall be limited to (i) emergency matters where assembling the full Board in a timely manner is impracticable (and in which event management would take all reasonable steps to quickly notify the individual Board members of the actions taken by the Executive Committee), or (ii) matters of an administrative or ministerial nature.

The trustees of the Trust are directors or trustees, as the case may be, of 36 Nuveen open-end fund portfolios and of 55 Nuveen closed-end funds. Mr. Schwertfeger is also trustee of 11 Nuveen open-end and closed-end funds advised by Nuveen Institutional Advisory Corp.

The following table sets forth compensation paid by the Fund, as its predeces-sor, during the fiscal year ended February 28, 1999, to each of the trustees. The Fund has no retirement or pension plans. The officers and trustees affili-ated with Nuveen serve without any compensation from the Fund.

                                                              Total Compensation
                                                 Compensation from the Fund and
                                                  from the    Fund Complex Paid
Name of Board Member                                Fund         to Trustees
--------------------------------------------------------------------------------
Robert P. Bremner..............................     $597           $71,500
Lawrence H. Brown..............................     $642           $79,000
Anne E. Impellizzeri...........................     $597           $71,500
Peter R. Sawers................................     $597           $72,000
William J. Schneider...........................     $597           $71,500
Judith M. Stockdale............................     $597           $72,000

Each trustee who is not affiliated with Nuveen or Nuveen Advisory receives a fee. The Fund requires no employees other than its officers, all of whom are compensated by Nuveen.

             INVESTMENT ADVISER AND INVESTMENT MANAGEMENT AGREEMENT

Nuveen Advisory acts as investment adviser for and manages the investment and reinvestment of the Fund's assets. Nuveen Advisory also administers the Trust's business affairs, provides office facilities and equipment and certain cleri-cal, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as trustees or officers of the Trust if elected to such positions.

Pursuant to an investment management agreement between Nuveen Advisory and the Trust, the Fund has agreed to pay annual management fees at the rates set forth below, which are based on the Fund's average daily net asset value:

Average Daily Net Asset
Value                       Management Fee
------------------------------------------
For the first $125 million    0.4000 of 1%
For the next $125 million     0.3875 of 1%
For the next $250 million     0.3750 of 1%
For the next $500 million     0.3625 of 1%
For the next $1 billion       0.3500 of 1%
For assets over $2 billion    0.3250 of 1%

Through December 31, 1999, Nuveen Advisory has undertaken to reimburse Fund expenses in an amount necessary to limit total operating expenses to .55 of 1% of the Fund's daily net asset value. Thereafter, Nuveen Advisory may chose to modify, continue or discontinue these reimbursements at its sole discretion.

Before June 1999, Nuveen Advisory's annual management fees were calculated at the rates set forth below, which are based on the Fund's average daily net as-set value:

Average Daily Net Asset
Value                       Management Fee
------------------------------------------
For the first $500 million   .4000 of 1%
For the next $500 million    .3750 of 1%
For assets over $1 billion   .3500 of 1%

For the periods before June 1999, Nuveen Advisory had agreed to waive all or a portion of its management fee or reimburse certain expenses of the Fund in or-der to prevent total operating expenses of (including Nuveen Advisory's manage-ment fee, but excluding interest, taxes, fees incurred in acquiring and dispos-ing of portfolio securities, any asset-based distribution or service fees and, to the extent permitted, extraordinary expenses) in any fiscal year from ex-ceeding .55 of 1% of the average daily net asset value of the Fund. Nuveen Ad-visory could also voluntarily agree to reimburse additional expenses from time to time, which could be terminated at any time in its discretion. For the last three fiscal years, the Fund, as its predecessor, paid net management fees to Nuveen Advisory as follows:

           Management Fees
     Net of Expense Reimbursement                             Fee Waivers and
   Paid to Nuveen Advisory for the                      Expense Reimbursements for
              Year Ended                                      the Year Ended
 ------------------------------------------          ------------------------------------------------
 2/28/97        2/28/98            2/28/99           2/28/97           2/28/98           2/28/99
-----------------------------------------------------------------------------------------------------
 $665,655       $539,739                             $70,133           $82,256

Nuveen Advisory is a wholly owned subsidiary of John Nuveen & Co. Incorporated ("Nuveen"), the Fund's principal underwriter. Nuveen and its affiliates have sponsored or underwritten more than $60 billion of investment company securi-ties. Over 1,300,000 individuals have invested to date in Nuveen's funds and trusts. Founded in 1898, Nuveen is a subsidiary of The John Nuveen Company which, in turn, is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located in St. Paul, Minnesota, and is principally engaged in providing property-liability insurance through subsidiaries.

Nuveen Advisory's portfolio managers call upon the resources of Nuveen's Re-search Department. The Nuveen Research Department reviews more than $100 bil-lion in municipal bonds every year.

The Fund, the other Nuveen Funds, Nuveen Advisory, and other related entities have adopted a code of ethics which essentially prohibits all Nuveen Fund man-agement personnel, including Nuveen Fund portfolio managers, from engaging in personal investments which compete or interfere with, or attempt to take ad-vantage of, the Fund's anticipated or actual portfolio transactions, and is designed to assure that the interest of Fund shareholders are placed before the interest of Nuveen personnel in connection with personal investment trans-actions.

                            PORTFOLIO TRANSACTIONS

Nuveen Advisory, in effecting purchases and sales of portfolio securities for the account of the Fund, will place orders in such manner as, in the opinion of management, will offer the best price and market for the execution of each transaction. Portfolio securities will normally be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price or execution may be ob-tained elsewhere. Portfolio securities will not be purchased from Nuveen or its affiliates except in compliance with the Investment Company Act of 1940.

The Fund expects that all portfolio transactions will be effected on a princi-pal (as opposed to an agency) basis and, accordingly, do not expect to pay any brokerage commissions.

Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price. Given the best price and execution ob-tainable, it will be the practice of the Fund to select dealers which, in ad-dition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to Nuveen Adviso-ry. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to Nuveen Advisory's own research efforts, the receipt of research information is not expected to reduce significantly Nuveen Advisory's expenses. While Nuveen Advisory will be primarily responsible for the placement of the business of the Fund, the policies and practices of Nuveen Advisory in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees.

Nuveen Advisory reserves the right to, and does, manage other investment ac-counts and investment companies for other clients, which may have investment objectives similar to the Fund. Subject to applicable laws and regulations, Nuveen Advisory will attempt to allocate equitably portfolio transac-tions among the Fund and the portfolios of its other clients purchasing or selling securities whenever decisions are made to purchase or sell securities by the Fund and one or more of such other clients simultaneously. In making such allocations the main factors to be considered will be the respective in-vestment objectives of the Fund and such other clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Fund and such other clients, the size of investment commitments generally held by the Fund and such other clients and opinions of the persons responsible for recommending investments to the Fund and such other clients.

While this procedure could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Board of Trustees that the benefits available from Nuveen Advisory's or-ganization will outweigh any disadvantage that may arise from exposure to si-multaneous transactions.

Under the Investment Company Act of 1940, the Fund may not purchase portfolio securities from any underwriting syndicate of which Nuveen is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the type of securities purchased by the Fund and the amount of securities which may be purchased in any one is-sue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees, including a majority of the trustees who are not interested persons of the Fund.

                                NET ASSET VALUE

As stated in the Prospectus, the net asset value of the shares of the Fund will be determined by The Chase Manhattan Bank, the Fund's custodian, as of 12:00 noon, Eastern Time, (1) on each day on which the Federal Reserve Bank of Boston is normally open and (2) on any day during which there is sufficient degree of trading in the Fund's portfolio securities that the current net as-set value of the Fund shares might be materially affected by such changes in the value of the portfolio securities. The Federal Reserve Bank of Boston is not open and the Fund will similarly not be open on New Year's Day, Martin Lu-ther King's Birthday, Washington's Birthday, Good Friday, Memorial Day, Inde-pendence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day. It is possible that changing circumstances during the year will result in addition or deletions to the above lists. The net asset value per share will be computed by dividing the value of the portfolio securities held by the Fund, plus cash or other assets, less liabilities, by the total number of shares outstanding at such time.

As stated in the Prospectus, the Fund will seek to maintain a net asset value of $1.00 per share. In this connection, the Fund values its portfolio securi-ties at their amortized cost, as permitted by the Securities and Exchange Com-mission (the "Commission") under Rule 2a-7 under the Investment Company Act of 1940. This method does not take into account unrealized securities gains or losses. It involves valuing an instrument at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium. While this method provides certainty in valuation, it may result in periods during which the value of an investment, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the Fund may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon mar-ket prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of the amortized cost method by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing solely market values, and existing investors in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.

The Fund, as a condition to the use of amortized cost and the maintenance of its per share net asset value of $1.00, must maintain a dollar-weighted average portfolio maturity of 90 days or less, only purchase instruments having remain-ing maturities of 397 days or less, and invest only in securities determined to be of high quality with minimal credit risks. The Fund may invest in variable and floating rate instruments even if they carry stated maturities in excess of 397 days, upon certain conditions contained in rules and regulations issued by the Securities and Exchange Commission under the Investment Company Act of 1940, but will do so only if there is a secondary market for such instruments or if they carry demand features, permissible under rules of the Commission for money market funds, to recover the full principal amount thereof upon specified notice at par, or both.

The Board of Trustees, pursuant to Rule 2a-7, has established procedures de-signed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such pro-cedures will include review of the Fund's portfolio holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether the net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. Market quo-tations and market equivalents used in such review may be obtained from a pric-ing agent approved by the Board of Trustees. The Board has selected Nuveen Ad-visory to act as pricing agent, but in the future may select an independent pricing service to perform this function. In serving as pricing agent, Nuveen Advisory will follow guidelines adopted by the Board, and the Board will moni-tor Nuveen Advisory to see that the guidelines are followed. The pricing agent will value the Fund's investment based on methods which include consideration of yield or prices of municipal obligations of comparable quality, coupon, ma-turity, and type; indications as to values from dealers; and general market conditions. The pricing agent may employ electronic data processing techniques and/or a matrix system to determine valuations. The extent of any deviation be-tween the Fund's net asset value based on the pricing agent's market valuation and $1.00 per share based on amortized cost will be examined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board of Trustees will promptly consider what action, if any, will be initiated. In the event the Board of Trustees determines that a deviation exists which may result in mate-rial dilution or other unfair results to investors or existing shareholders, it has agreed to take such corrective action as it regards as necessary and appro-priate, including the sale of portfolio instruments prior to maturity to real-ize capital gains or losses or to shorten average portfolio maturity.

                                  TAX MATTERS

Federal Income Tax Matters
The following discussion of federal income tax matters is based upon the advice of Morgan, Lewis & Bockius LLP, Washington, D.C., counsel to the Fund.

As described in the Prospectus, the Fund intends to qualify, as it has in prior years, under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for tax treatment as a regulated investment company. In order to qual-ify as a regulated investment company, the Fund must satisfy certain require-ments relating to the source of its income, diversification of its assets, and distributions of its income to shareholders. First, the Fund must derive at least 90% of its annual gross income (including tax-exempt interest) from divi-dends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, foreign currencies or other income (including but not limited to gains from options and futures) derived with re-spect to its business of investing in such stock or securities (the "90% gross income test"). Second, the Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, United States Government securi-ties, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the out-standing voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than United States Government securities and securities of other regu-lated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses.

As a regulated investment company, the Fund will not be subject to federal in-come tax on the portion of its net income currently distributed to shareholders in any taxable year for which it distributes at least 90% of the sum of (i) its "investment company taxable income" (which includes dividends, taxable inter-est, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of long-term capital loss, and any other taxable income other than "net capital gain" (the excess of its net long-term capital gains over its net short-term capital loss) and is reduced by deductible expenses) and (ii) its "net tax-exempt interest" (the ex-cess of its gross tax-exempt interest income over certain disallowed deduc-tions).

The Fund also intends to satisfy conditions that will enable it to designate certain distributions as exempt-interest dividends. Shareholders receiving ex-empt-interest dividends will not be subject to regular federal income tax on the amount of such dividends.

Distributions by the Fund of net interest received from certain taxable invest-ments (such as certificates of deposit, commercial paper and obligations of the United States Government, its agencies and instrumentalities) and net short-term capital gains realized by the Fund, if any, will be taxable to sharehold-ers as ordinary income whether received in cash or additional shares. If the Fund purchases a security at a market discount, any gain realized by the Fund upon sale or redemption of the securities will be treated as a taxable interest income to the extent such gain does not exceed the market discount, and any gain realized in excess of the market discount will be treated as a capital gain. Any net long-term capital gains realized by the Fund and distributed to shareholders in cash or in additional shares will be taxable to shareholders as long-term capital gains regardless of the length of time investors have owned shares of the Fund. The Fund does not expect to realize significant long-term capital gains. Because the taxable portion of the Fund's investment income con-sists primarily of interest, none of its dividends, whether or not treated as exempt-interest dividends, is expected to qualify under the Internal Revenue Code for the dividends received deductions for corporations.

If the Fund has both tax-exempt and taxable income, it will use the "average annual" method for determining the designated percentage that is taxable income and designate the use of such method within 60 days after the end of the Fund's taxable year. Under this method, one designated percentage is applied uniformly to all distributions made during the Fund's taxable year. The percentage of in-come designated as tax-exempt for any particular distribution may be substan-tially different from the percentage of the Fund's income that was tax-exempt during the period covered by the distribution.

Although dividends generally will be treated as distributed when paid, divi-dends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Fund (and received by the shareholders) on December 31.

The redemption or exchange of the shares of the Fund is not expected to result in capital gain or loss to the shareholders because the Fund's net asset value is expected to remain constant at $1.00 per share. To the extent that the Fund's net asset value is greater or lesser than $1.00 per share, redemptions or exchanges may result in capital gain or loss to the shareholder.

In order to avoid a 4% federal excise tax, the Fund must distribute or be deemed to have distributed by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its realized capital gains over its realized capital losses (generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and the excess of realized capital gains over real-ized capital losses for the period year that was not distributed during such year and on which the Fund paid no federal income tax. The Fund intends to make timely distributions in compliance with these requirements and consequently it is anticipated that it generally will not be required to pay the excise tax.

If in any year the Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Fund would incur a regular corporate federal income tax upon its income for that year (other than interest income from tax-exempt securities), and distributions to its shareholders out of net interest income from tax-exempt securities or other investments, or out of net capital gains, would be taxable to shareholders as ordinary dividend in-come for federal income tax purposes to the extent of the Fund's available earnings and profits.

The Fund may invest in the type of private activity bonds the interest on which is not federally tax-exempt to persons who are "substantial users" of the fa-cilities financed by such bonds or "related persons" of such "substantial us-ers." Accordingly, the Funds may not be appropriate investments for a share-holder who is considered either a "substantial user" or a "related person" within the meaning of the Code. In general, a "substantial user" of a facility financed from the proceeds of private activity bonds includes a "non-exempt person who regularly uses a part of such facility in his trade or business." "Related persons" are in general defined to include persons among whom there exists a relationship either by family or business, which would result in a disallowance of losses in transactions among them under various provisions of the Code (or if they are members of the same controlled group of corporations under the Code). This includes a partnership and each of its partners (includ-ing their spouses and minor children) and an S corporation and each of its shareholders (and their spouses and minor children). Various combinations of these relationships may also constitute "related persons" under the Code. For additional information, investors should consult their tax advisers before in-vesting in the Fund.

Federal tax law imposes an alternative minimum tax with respect to both corpo-rations and individuals. Interest on certain securities, such as bonds issued to make loans for housing purposes or to private entities (but not for certain tax-exempt organizations such as universities and non-profit hospitals), is in-cluded as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent that the Fund receives income from securities subject to the alternative minimum tax, a portion of the divi-dends paid by it, although otherwise exempt from federal income tax, will be taxable to shareholders to the extent that their tax liability is determined under the alternative minimum tax regime. The Fund will annually supply share-holders with a report indicating the percentage of the Fund income attributable to securities subject to the federal alternative minimum tax.

In addition, the alternative minimum taxable income for corporations is in-creased by 75% of the difference between an alternative measure of income ("ad-justed current earnings") and the amount otherwise determined to be the alter-native minimum taxable income. Interest on all securities, and therefore all distributions by the Fund that would otherwise be tax exempt, is included in calculating a corporation's adjusted current earnings.

Individuals whose provisional income exceeds a base amount will be subject to Federal income tax on up to one-half of their social security or railroad re-tirement benefits. Provisional income currently includes adjusted gross income, one-half of social security benefits and tax-exempt interest, including exempt-interest dividends from the Fund. Individuals whose modified income exceeds an adjusted base amount are required to include in gross income up to 85% of their social security or railroad benefits.

The Code provides that interest on indebtedness incurred or continued to pur-chase or carry shares of any Fund is not deductible. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares of the Fund may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

The Fund is required in certain circumstances to withhold 31% of taxable divi-dends and certain other payments paid to non-corporate holders of shares who have not furnished to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifica-tions, or who are otherwise subject to back-up withholding.

The foregoing is a general and abbreviated summary of the provisions of the Code and Treasury Regulations presently in effect as they directly govern the taxation of the Fund and their shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or adminis-trative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult their own tax advisers for more detailed information concerning the federal taxation of the Fund and the income tax consequences to their shareholders.

State Tax Matters
The following is based upon the advice of Morgan, Lewis & Bockius LLP, Washing-ton, D.C., counsel to the Fund, and assumes that the Fund will be qualified as a regulated investment company under Subchapter M of the Code and will be qual-ified thereunder to pay exempt interest dividends.

Individual shareholders of the Fund who are subject to California personal in-come taxation will not be required to include in their California gross income dividends which (1) are attributable to interest on any obligation of Califor-nia or its political subdivisions or to interest on obligations of the United States, its territories, possessions or instrumentalities that are exempt from state taxation under federal law, and (2) are designated by the Fund as Cali-fornia exempt-interest dividends in a written notice mailed to shareholders not later than 60 days after the close of the Fund's taxable year. Gain or loss, if any, resulting from an exchange or redemption of shares will be recognized in the year of the exchange or redemption. Present California law taxes both long-term and short-term capital gains on the exchange or redemption of shares at rates applicable to ordinary income. Interest on indebtedness incurred or con-tinued by a shareholder in connection with the purchase of shares of the Fund will not be deductible for California personal income tax purposes. California has an alternative minimum tax similar to the federal alternative minimum tax. However, the California alternative minimum tax does not include tax-exempt in-terest as an item of tax preference.

The Fund will not be subject to California franchise or corporate income tax on interest income or net capital gain distributed to the shareholders.

Shares of the Fund will be exempt from ad valorem taxes in California.

The foregoing is a general, abbreviated summary of certain of the provisions of the California Revenue and Taxation Code presently in effect as it directly governs the taxation of shareholders of the Fund. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to con-sult with their own tax advisers for more detailed information concerning Cali-fornia tax matters.

                            PERFORMANCE INFORMATION

The historical performance of the Fund may be expressed in terms of "yield," "effective yield" or "taxable equivalent yield." The "yield" of the Fund refers to the rate of income generated by an investment in the series over a specified seven-day period, expressed as an annualized figure. "Effective yield" is cal-culated similarly except that, when annualized, the income earned by the in-vestment is assumed to be reinvested. Due to this compounding effect, the ef-fective yield will be slightly higher than the yield. "Taxable equivalent yield" is the yield that a taxable investment would need to generate in order to equal the series' yield on an after-tax basis for an investor in a stated bracket) often the bracket with the highest marginal tax rate). A taxable equivalent yield quotation for a given series will be higher than the yield or the effective yield quotation for the series. The yield figures will fluctuate over time. A comparison of tax-exempt and taxable equivalent yields is one ele-ment to consider in making an investment decision. The Fund may from time to time in its advertising and sales materials compare the then current yield as of the most recent quarter of the Fund with the yield on taxable investments such as corporate or U.S. Government bonds, bank CDs and money market accounts or money market funds, each of which has investment characteristics that may differ from those of the Fund. U.S. Government bonds, for example, are backed by the full faith and credit of the U.S. Government and bank CDs and money mar-ket accounts are insured by an agency of the federal government. Bank money market accounts and money market funds provide stability of principal, but pay interest at rates that vary with the condition of the short-term taxable debt market. The investment characteristics of the Fund are described more fully elsewhere in this Prospecuts.

Any given performance quotation or performance comparison for the Fund is based on historical earnings and should not be considered as representative of the performance of the Fund for any future period.

Yield is computed in accordance with a standard method prescribed by rules of the Securities and Exchange Commission. Under that method, current yield is based on a seven-day period and is computed as follows: the series' net invest-ment income per share for the period is divided by the price per share (ex-pected to remain constant at $1.00) at the beginning of the period, the result (the "base period return") is divided by seven and multiplied by 365, and the resulting figure is carried to the nearest hundredth of one percent. For the purpose of this calculation, the series' net investment income per share in-cludes its accrued interest income plus or minus amortized purchase discount or premium less accrued expenses, but does not include realized capital gains or losses or unrealized appreciation or depreciation of investments.

Effective yield is calculated by taking the base period return (computed as de-scribed above) and calculating the effect of assumed compounding. The formula for effective yield is: (base period return +1) 365/7 -1. Based on the seven-
day period ended           , 1999, the yield and effective yield was   % and
  %, respectively.

Taxable equivalent yield is computed by dividing that portion of the Fund's yield which is tax-exempt by 1 minus the stated combined federal and state in-come tax rate and adding the result to that portion, if any, of the yield of the fund that is not tax-exempt. Based upon (1) a combined 1999 federal and California income tax of 45.2%, and (2) the yield for the fund as described above for the seven-day period ended February 28, 1999, the taxable equivalent yield for the Fund for that period was [5.53]%.

Yield will fluctuate, and the publication of annualized yield quotations is not a representation of what an investment in the fund will actually yield for any given future period. Actual yields will depend not only on changes in interest rates on money market instruments during the period in question, but also on such matters as the expenses attributable to the fund.

In reports or other communications to shareholders or in advertising and sales literature, the fund may compare its performance to that of other money market mutual funds tracked by Lipper Analytical Services, Inc. ("Lipper"), by Donoghue's Money fund Report ("Donoghue's") or similar services or by financial publications such as Barron's, Changing Times, Forbes and Money Magazine. Per-formance comparisons by these indexes, services or publications may rank mutual funds over different periods of time by means of aggregate, average, year-by-year or other types of performance figures. Lipper performance calculations in-clude the reinvestment of all capital gain and income dividends for the periods covered by the calculations. As reported by Donoghue's all investment results represent total return (annualized results for the period net of management fees and expenses) and one year investment results are effective annual yields assuming reinvestment of dividends.

A comparison of tax-exempt and taxable equivalent yields is one element to con-sider in making an investment decision. The fund may from time to time in its advertising and sales materials compare its then current yields as of a recent date with the yields on taxable investments such as corporate or U.S.

Government bonds and bank CDs or money market accounts, each of which has in-vestment characteristics that may differ from those of the fund. U.S. Govern-ment bonds, for example, are backed by the full faith and credit of the U.S. Government, and bank CDs and money market accounts are generally shorter term investments insured by an agency of the federal government. Bank money market accounts and money market funds provide stability of principal but pay interest at rates which vary with the condition of the short-time taxable debt market.

The following table shows the effects for individuals of federal income taxes on the amount that those subject to a given tax rate would have to put into a tax-free investment in order to generate the same after-tax income as a taxable investment.*

  Read down to find the amount of a tax-free investment at the specified rate that would provide the same after-tax income as a $50,000 taxable invest-ment at the stated taxable rate.

                                        3.00%   3.50%   4.00%   4.50%   5.00%   5.50%   6.00%   6.50%
             1.50%    2.00%    2.50%    Tax-    Tax-    Tax-    Tax-    Tax-    Tax-    Tax-    Tax-
  Taxable   Tax-Free Tax-Free Tax-Free  Free    Free    Free    Free    Free    Free    Free    Free
------------------------------------------------------------------------------------------------------
  2.00%     $ 46,000 $ 34,500 $ 27,600 $23,000 $19,714 $17,250 $15,333 $13,800 $12,545 $11,500 $10,615
------------------------------------------------------------------------------------------------------
  2.50%     $ 57,500 $ 43,125 $ 34,500 $28,750 $24,643 $21,563 $19,167 $17,250 $15,682 $14,375 $13,269
------------------------------------------------------------------------------------------------------
  3.00%     $ 69,000 $ 51,750 $ 41,400 $34,500 $29,571 $25,875 $23,000 $20,700 $18,818 $17,250 $15,923
------------------------------------------------------------------------------------------------------
  3.50%     $ 80,500 $ 60,375 $ 48,300 $40,250 $34,500 $30,188 $26,833 $24,150 $21,955 $20,125 $18,262
------------------------------------------------------------------------------------------------------
  4.00%     $ 92,000 $ 69,000 $ 55,200 $46,000 $39,429 $34,500 $30,667 $27,600 $25,091 $23,000 $21,231
------------------------------------------------------------------------------------------------------
  4.50%     $103,500 $ 77,625 $ 62,100 $51,750 $44,357 $38,813 $34,500 $31,050 $28,227 $25,875 $23,884
------------------------------------------------------------------------------------------------------
  5.00%     $115,000 $ 86,250 $ 69,000 $57,500 $49,286 $43,125 $38,333 $34,500 $31,364 $28,750 $26,538
------------------------------------------------------------------------------------------------------
  5.50%     $126,500 $ 94,875 $ 75,900 $63,250 $54,214 $47,437 $42,167 $37,950 $34,500 $31,625 $29,192
------------------------------------------------------------------------------------------------------
  6.00%     $138,000 $103,500 $ 82,800 $69,000 $59,143 $51,750 $46,000 $41,400 $37,636 $34,500 $31,846
------------------------------------------------------------------------------------------------------
  6.50%     $149,500 $112,125 $ 89,700 $74,750 $64,071 $56,062 $49,833 $44,850 $40,773 $37,375 $34,500
------------------------------------------------------------------------------------------------------
  7.00%     $161,000 $120,750 $ 96,600 $80,500 $69,000 $60,375 $53,667 $48,300 $43,909 $40,250 $37,154
------------------------------------------------------------------------------------------------------
  7.50%     $172,500 $129,375 $103,500 $86,250 $73,929 $64,688 $57,500 $51,750 $47,045 $43,125 $39,808
------------------------------------------------------------------------------------------------------
  8.00%     $184,000 $138,000 $110,400 $92,000 $78,857 $69,000 $61,333 $55,200 $50,182 $46,000 $42,462
------------------------------------------------------------------------------------------------------

*The dollar amounts in the table reflect a 31% federal income tax rate.

This table is for illustrative purposes only and is not intended to predict the actual return you might earn on your investment. The Fund occasionally may ad-vertise its performance in similar tables using a different current tax rate than that shown here. The tax rate shown here may be higher or lower than your actual tax rate; a higher tax rate would tend to make the dollar amounts in the table lower, while a lower tax rate would make the amounts higher. You should consult your tax adviser to determine your actual tax rate.

Taxable Equivalent Yield Tables
The following tables show the combined effects for individuals of federal and state income taxes on:

 . what you would have to earn on a taxable investment to equal a given tax-free yield; and

 . the amount that those subject to a given combined tax rate would have to put into a tax-free investment in order to generate the same after-tax in-come as a taxable investment.

These tables are for illustrative purposes only and are not intended to predict the actual return you might earn on a fund investment. The funds occasionally may advertise their performance in similar tables using other current combined tax rates than those shown here. The combined tax rates used in these tables have been rounded to the nearest one-half of one percent. They are based upon published 1999 marginal federal tax rates and marginal state tax rates cur-rently available and scheduled to be in effect, and do not take into account changes in tax rates that are proposed from time to time. A taxpayer's marginal tax rate is affected by both his taxable income and his adjusted gross income. The table assumes that federal taxable income is equal to state income subject to tax, and for cases in which more than one state rate falls within a federal bracket, the highest state rate corresponding to the highest income within that federal bracket is used. The tables assume taxpayers are not subject to any al-ternative minimum taxes and deduct any state income taxes paid on their federal income tax returns. Unless noted otherwise, the tables do not reflect any local taxes or any taxes other than personal income taxes. They also reflect the ef-fect of the current federal tax limitations on itemized deductions and personal exemptions, which were designed to phase out certain benefits of these deduc-tions for higher income taxpayers. These limitations are subject to certain maximums, which depend on the number of exemptions claimed and the total amount of the taxpayer's itemized deductions. For example, the limitation on itemized deductions will not cause a taxpayer to lose more than 80% of his allowable itemized deductions, with certain exceptions. The combined tax rates shown here may be higher or lower than your actual combined tax rate. A higher combined tax rate would tend to make the dollar amounts in the third table lower, while a lower combined tax rate would make the amounts higher. You should consult your tax adviser to determine your actual combined tax rate.

Combined federal and California state marginal tax rates for joint taxpayers with four personal exemptions.

                                                       Tax-Free Yield
                    Federal   Combined 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50%
  Federal          Adjusted  State and
  Taxable             Gross    Federal -----------------------------------------------
   Income            Income Tax Rate**            Taxable Equivalent Yield
--------------------------------------------------------------------------------------
$      0-
   42,350  $      0-124,500    20.0%   2.50  3.13  3.75  4.38  5.00  5.63   6.25  6.88
  42,350-
  102,300         0-124,500    34.5    3.05  3.82  4.58  5.34  6.11  6.87   7.63  8.40
            124,500-188,800    35.5    3.10  3.88  4.65  5.43  6.20  6.98   7.75  8.53
 102,300-
  155,950         0-124,500    37.5    3.20  4.00  4.80  5.60  6.40  7.20   8.00  8.80
            124,500-186,800    38.5    3.25  4.07  4.88  5.69  6.50  7.32   8.13  8.94
            188,800-228,305    40.5    3.36  4.20  5.04  5.88  6.72  7.56   8.40  9.24
            228,305-265,805    41.5    3.42  4.27  5.13  5.98  6.84  7.69   8.55  9.40
            265,805-309,300    41.0    3.39  4.24  5.08  5.93  6.78  7.63   8.47  9.32
 155,950-
  278,450   124,500-186,800    43.0    3.51  4.39  5.26  6.14  7.02  7.89   8.77  9.65
            186,800-228,305    46.0    3.70  4.65  5.56  6.48  7.41  8.35   9.26 10.19
            228,305-265,805    46.5    3.74  4.67  5.61  6.54  7.48  8.41   9.35 10.28
            265,805-309,300    46.0    3.70  4.63  5.56  6.48  7.41  8.33   9.26 10.19
               Over 309,300    43.5    3.54  4.42  5.31  6.19  7.08  7.96   8.85  9.73
     Over
  278,450   186,800-228,305    49.5    3.96  4.95  5.94  6.93  7.92  8.91   9.90 10.89
            228,305-265,805    50.5    4.04  5.05  6.06  7.07  8.08  9.09  10.10 11.11
            265,805-309,300    49.5    3.96  4.95  5.94  6.93  7.92  8.91   9.90 10.89
               Over 309,300    46.5    3.74  4.67  5.61  6.54  7.48  8.41   9.35 10.28
--------------------------------------------------------------------------------------

Combined federal and California marginal tax rates for single taxpayers with one personal exemption.

                                                       Tax-Free Yield
                    Federal   Combined 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50%
  Federal          Adjusted  State and
  Taxable             Gross    Federal -----------------------------------------------
   Income            Income Tax Rate**            Taxable Equivalent Yield
--------------------------------------------------------------------------------------
$      0-
   25,350  $      0-114,152    20.0%   2.50  3.13  3.75  4.38  5.00  5.63  6.25   6.88
  25,350-
   61,400         0-114,152    34.5    3.05  3.82  4.58  5.34  6.11  6.87  7.63   8.40
  61,400-
  128,100         0-114,152    37.5    3.20  4.00  4.80  5.60  6.40  7.20  8.00   8.80
            114,152-124,500    38.0    3.23  4.03  4.84  5.65  6.45  7.26  8.06   8.87
            124,500-141,652    39.5    3.31  4.13  4.96  5.79  6.61  7.44  8.26   9.09
            141,652-247,000    39.0    3.28  4.10  4.92  5.74  6.56  7.38  8.20   9.02
 128,100-
  278,450   124,500-141,652    44.0    3.57  4.46  5.36  6.25  7.14  8.04  8.93   9.82
            141,652-247,000    44.0    3.57  4.46  5.36  6.25  7.14  8.04  8.93   9.82
               Over 247,000    43.5    3.54  4.42  5.31  6.19  7.08  7.96  8.85   9.73
     Over
  278,450      Over 247,000    46.5    3.74  4.67  5.61  6.54  7.48  8.41  9.35  10.28
--------------------------------------------------------------------------------------

For an equal after-tax return, your tax-free investment may be less.*

For an after-tax
return equal to                Your tax-free investment may be less*
that provided by a     2.0%     2.5%    3.0%    3.5%    4.0%    4.5%    5.0%
------------------------------------------------------------------------------
$50,000 in a 4%
 taxable investment  $ 62,500 $ 50,000 $41,667 $35,714 $31,250 $27,778 $25,000
$50,000 in a 5%
 taxable investment    78,125   62,500  52,083  44,643  39,063  34,722  31,250
$50,000 in a 6%
 taxable investment    93,750   75,000  62,500  53,571  46,875  41,667  37,500
$50,000 in a 7%
 taxable investment   109,375   87,500  72,917  62,500  54,688  48,611  43,750
$50,000 in a 8%
 taxable investment   125,000  100,000  83,333  71,429  62,500  55,556  50,000
------------------------------------------------------------------------------

* Dollar amounts in the table reflect a 37.5% combined federal and state tax rate.
** The State tax brackets are those for 1997. The 1998 brackets will be ad-justed to take into account changes in the California Consumer Price Index. These adjustments have not yet been released.

For example, $50,000 in a 6% taxable investment earns the same after-tax return as $37,500 in a 5% tax-free Nuveen investment.

                ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

Exchange Privileges
You may exchange shares of the fund for the appropriate class of shares of any other open-end management investment company with reciprocal exchange privi-leges advised by Nuveen Advisory (the "Nuveen Funds"), into an identically reg-istered account, provided that the Nuveen Fund into which shares are to be ex-changed is offered in the shareholder's state of residence and that the shares to be exchanged have been held by the shareholder for a period of at least 15 days. You may exchange fund shares by calling (800) 257-8787 or by mailing your written request to our Transfer Agent. Shares of Nuveen Funds purchased subject to a front-end sales charge may be exchanged for shares of the fund or any other Nuveen Fund at the next determined net asset value without any front-end sales charge. No CDSC otherwise applicable will be assessed on an exchange, and the holding period of your investment will be carried over to the new fund for purposes of determining any future CDSC. You may exchange Class B shares for shares of a Nuveen money market fund. Shares of any Nuveen Fund purchased through dividend reinvestment or through reinvestment of Nuveen Unit Trust dis-tributions (and any dividends thereon) may be exchanged for Class A shares of any Nuveen Fund without a front-end sales charge. Exchanges of shares with re-spect to which no front-end sales charge has been paid will be made at the pub-lic offering price, which may include a front-end sales charge, unless a front-end sales charge has previously been paid on the investment represented by the exchanged shares (i.e., the shares to be exchanged were originally issued in exchange for shares on which a front-end sales charge was paid), in which case the exchange will be made at net asset value. Because certain other Nuveen Funds may determine net asset value and therefore honor purchase or redemption requests on days when the fund does not (generally, Martin Luther King's Birth-day, Columbus Day and Veterans Day), exchanges of shares of one of those funds for shares of the fund may not be effected on such days.

The total value of shares being exchanged must at least equal the minimum in-vestment requirement of the Nuveen Fund into which they are being exchanged. Exchanges are made based on the relative dollar values of the shares involved in the exchange, and will be effected by redemption of shares of the Nuveen Fund held and purchase of the shares of the other Nuveen Fund. For federal in-come tax purposes, any such exchange constitutes a sale and purchase of shares and may result in capital gain or loss. Before exercising any exchange, you should obtain the Prospectus for the Nuveen Fund into which shares are to be exchanged and read it carefully. If the registration of the account for the fund you are purchasing is not exactly the same as that of the fund account from which the exchange is made, written instructions from all holders of the account from which the exchange is being made must be received, with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the fund. The exchange privilege may be modified or discontinued at any time. If you do not wish to have telephone ex-change privileges, you must indicate this in the "Telephone Services" section of your Account Application or otherwise notify the Fund in writing of your desire.

Additional Information
An account will be maintained for each shareholder of record in the fund by our Transfer Agent. Share certificates will be issued only upon written request of the shareholder to our Transfer Agent. No certificates are issued for fractional shares. The Fund reserves the right to reject any purchase order and to waive or increase minimum investment require-ments.

Confirmations of each purchase and redemption order as well as monthly state-ments are sent to every shareholder. Master accounts also receive a monthly summary report setting forth the share balance and dividends earned for the month for each sub-account established under that master account.

To assist those institutions performing their own-sub-accounting, same day in-formation as to the fund's daily per share income to seven decimal places and the one-day yield to four decimal places are normally available by 3:30 p.m., Eastern Time.

A change in registration or transfer of shares held in the name of a broker/dealer can only be effected by an order in good form from the broker/dealer acting on behalf of the investor. Broker/dealers are encouraged to open single master accounts. However, some broker/dealers may wish to use our Transfer Agent's sub-accounting system to minimize their internal record-keeping requirements. A broker/dealer or other investor requesting shareholder servicing or accounting other than the master account or subaccounting service offered by the fund will be required to enter into a separate agreement with the agent for these services for a fee to be determined in accordance with the level of services to be furnished.

Banks and other organizations through which investors may purchase shares of the fund may impose charges in connection with purchase orders. Investors should contact their institutions directly to determine what charges, if any, may be imposed.

Subject to the rules of the SEC, the fund reserves the right to suspend the continuous offering of the shares at any time, but such suspension shall not affect the shareholder's right of redemption as described below. The fund also reserves the right to reject any purchase order and to waive or increase mini-mum investment requirements.

Telephone Redemption via Fund Direct
To redeem shares held in non-certificate form by telephone with the redemption proceeds paid via Fund Direct-Electronic Funds Transfer, you must complete the Telephone Services section of the enclosed Application Form and return it to Nuveen or our Transfer Agent. If you did not authorize Telephone Redemption via Fund Direct when you opened your account, you may do so by sending a written request to the Fund signed by each account owner with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the fund. Proceeds of share redemptions made by Fund Di-rect will be transferred only to the commercial bank account specified by the shareholder. Redemption proceeds may be delayed one additional business day if the Federal Reserve Bank of Boston or the Federal Reserve Bank of New York is closed on the day the redemption proceeds would ordinarily be wired.

If you have authorized Telephone Redemption via Fund Direct, you can take ad-vantage of two methods of telephone redemption: regular telephone redemption and expedited telephone redemption. You may make regular Fund Direct redemption requests by calling Nuveen at (800) 257-8787. If a regular telephone redemption request is received prior to 4:00 p.m. Eastern Time, the shares to be redeemed earn income on the day the request is made, and the redemption is effected on the following business day. For regular redemption requests received after 4:00 p.m. Eastern Time, the shares to be redeemed earn income through the following business day, and the redemption is effected on the second business day following the request. For all regular redemptions, you will typically receive your funds within three business days after your redemption is effected. You may make expedited telephone redemption requests to redeem shares that are worth at least $1,000 by calling Nuveen at (800) 257-8787. If an expedited redemption request is re-ceived by 12:00 noon Eastern Time, the shares to be redeemed do not earn in-come on that day, but the redemption is effected, and you will normally re-ceive your funds, on that day. If an expedited redemption request is received after 12:00 noon Eastern Time, the shares to be redeemed earn income on the day the request is received. The redemption is effected, and you will normally receive your funds, on the next business day following the request. The Fund reserves the right to charge a fee for expedited redemption requests.

How to Change Authorized Redemption Instructions
In order to establish multiple accounts, or to change the account or accounts designated to receive redemption proceeds, a written request specifying the change must be sent to Nuveen. This request must be signed by each account owner with signatures guaranteed by a member of an approved Medallion Guaran-tee Program or in such other manner as may be acceptable to the fund. Further documentation may be required from corporations, executors, trustees or per-sonal representatives.

The Fund reserves the right to refuse a telephone redemption and, at its op-tion, may limit the timing, amount or frequency of these redemptions. This procedure may be modified or terminated at any time, on 30 days' notice, by the Fund. The Fund, the transfer agent and Nuveen will not be liable for fol-lowing telephone instructions reasonably believed to be genuine.

Redemption in Kind
The fund has committed to pay in cash all redemption requests made by each shareholder during any 90 day period up to the lesser of $250,000 or 1% of the net asset value of the fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC and is a fundamental pol-icy of the fund which may not be changed without shareholder approval. In the case of redemption requests in excess of such amounts, the Board of Trustees reserves the right to have the Fund make payment in whole or in part in secu-rities or other assets of the fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the portfolio of the fund is valued. If the recipient were to sell such securities, he or she would incur brokerage charges.

Other Practices
The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit for protection of the shareholders of the Fund.

The Fund has authorized certain brokers and firms to accept purchase and re-demption orders on its behalf. The Fund will consider an order to be "received" when such a broker or firm accepts the order from its customer.

In addition to the types of compensation to dealers to promote sales of Fund shares that are described in the prospectus, Nuveen may from time to time make additional reallowances only to certain authorized dealers who sell or are ex-pected to sell certain minimum amounts of shares of the Nuveen Mutual Funds during specified time periods.

                                  SERVICE PLAN


The Fund had adopted a Service Plan Pursuant to Rule 12b-1 under the 1940 Act. The Plan was adopted by the Board of Trustees, including a majority of direc-tors who are not interested persons and who have no direct or indirect finan-cial interest in the Plan, and approved by shareholders.

Under the Plan, the Fund pays an annual fee of .25% of the average daily net assets of serviced accounts to reimburse Nuveen for compensating authorized dealers, including Nuveen for providing ongoing services to shareholders. Such services generally include establishing and maintaining shareholder accounts, processing purchase and redemption orders, arranging for bank wires and answer-ing shareholder inquiries. Under the Plan, the Fund pays the entire amount of the fees. Nuveen may, at its discretion and from its own resources, pay certain firms additional amounts for services rendered to shareholders.

Under the Plan, the Controller of the Fund will report quarterly to the Board of Trustees for its review of amounts expended for services rendered under the Plan. The Plan may be terminated at any time, without the payment of any penal-ty, by a vote of a majority of the directors who are not "interested persons" and who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of the applicable series of the Fund. The Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the non-interested directors who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the directors who vote to approve such continuance conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under ap-plicable law, that there is a reasonable likelihood that the Plan will benefit such series of the Fund and its shareholders. The Plan is intended to benefit the fund by promoting the sale of fund shares, which in turn leads to economies of scale and helps assure the continued viability of the Fund. The Plan may not be amended to increase materially the cost which the Service Plan series of the Fund may bear without the approval of the shareholders. Any other material amendments of the Plans must be approved by the non-interested directors by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, as required by the Rule, the selection and nomination of the non-interested directors will be committed to the discretion of the non-interested directors then in office. Nuveen's compen-sation under the Plan is not based on Nuveen's expenses incurred in providing services to shareholders.

For the fiscal year ended February 28, 1999, the Fund, as its predecessor, paid 12b-1 fees in the amount of $23,000.

No trustee nor any "interested" person of the Fund has any direct or indirect financial interest in the Plan or any agreement related to the Plan.


                  OTHER INFORMATION REGARDING SHARES OF FUND

Shareholders should note that when a Fund dividend check has been returned to the sender by the post office after repeated mailings, the shareholder account will thereafter be registered for automatic reinvestment of dividends and thus the dividend check and future dividend checks will be reinvested in additional Fund shares. Shareholders are reminded that they need to advise the Fund promptly in writing of any change in address.

The Glass-Steagall Act and other applicable laws, among other things, may limit banks from engaging in the business of underwriting, selling or distrib-uting securities. Since the only functions of banks who may be engaged as Service Organizations is to perform administrative shareholder servicing func-tions, Nuveen California Tax-Free Fund, Inc. believes that such laws should not preclude a bank from acting as a Service Organization. However, future changes in either federal or state statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as judicial or administrative decisions or interpretations of statutes or reg-ulations, could prevent a bank from continuing to perform all or a part of its shareholder servicing activities. If a bank were prohibited from so acting, its shareholder customers would be permitted to remain shareholders of the Fund and alternative means for continuing the servicing of such shareholders would be sought.

Nuveen serves as the principal underwriter of the shares of the Fund pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Fund, dated January 2, 1990 and last renewed on July 31, 1998 ("Distribu-tion Agreement"). Pursuant to the Distribution Agreement, the Fund appointed Nuveen to be its agent for the distribution of the Fund's shares on a continu-ous offering basis. Nuveen sells shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as "Dealers"), or others, in a manner consistent with the Fund's then effective registration statement. Pursuant to the Distribution Agreement, Nuveen, at its own expense, finances certain activities incident to the sale and distribution of the Fund's shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of com-pensation and giving of concessions to dealers. Expenses incurred in register-ing the Fund and its shares under federal and state securities laws are paid by the Fund.

Statement of Additional Information
June 10, 1999
Nuveen Money Market Trust
333 West Wacker Drive
Chicago, Illinois 60606

Nuveen Money Market Trust
NUVEEN NEW YORK TAX-EXEMPT MONEY MARKET FUND

This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus of the Nuveen New York Tax-Exempt Money Market Fund dated June 10, 1999. The Prospec-tus may be obtained without charge from certain securities representatives, banks, and other financial institutions that have entered into sales agreements with John Nuveen & Co. Incorporated, or from the Fund by mailing a written re-quest to the Fund, c/o. John Nuveen & Co. Incorporated ("Nuveen"), 333 West Wacker Drive, Chicago, Illinois 60606 or by calling (800) 257-8787.

Table of Contents                                       Page
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Investment Policies and Investment Portfolio             S-2
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Management                                              S-18
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Investment Adviser and Investment Management Agreement  S-24
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Portfolio Transactions                                  S-25
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Net Asset Value                                         S-26
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Tax Matters                                             S-28
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Performance Information                                 S-32
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Additional Information About Purchases and Sales        S-38
------------------------------------------------------------
Service Plan                                            S-41
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Other Information Regarding Shares of the Fund          S-42
------------------------------------------------------------

Principal Underwriter       Investment Adviser        Independent Public
John Nuveen & Co. Incorporated                        Accountants
                            Nuveen Advisory Corp.,
                            Subsidiary of John        for the Fund
                            Nuveen & Co.
                            Incorporated

Chicago:                                              Arthur Andersen LLP
333 West Wacker Drive                                 33 West Monroe Street
Chicago, Illinois 60606     333 West Wacker Drive     Chicago, Illinois 60603

(312) 917-7700              Chicago, Illinois
                            60606                     Transfer and Dividend


New York:                                             Disbursing Agent
10 East 50th Street         Custodian                 Chase Global Funds
New York, New York 10022    The Chase Manhattan       Services Company
(212) 207-2000              Bank                      P.O. Box 5186
                            4 New York Plaza          New York, NY 10274
                            New York, New York
                            10004

                 INVESTMENT POLICIES AND INVESTMENT PORTFOLIO

Fundamental Policies
The investment objective and certain fundamental policies of the Fund are de-scribed in the Prospectus. The Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the shares of the Fund:

(1) Invest in securities other than Municipal Obligations and temporary in-vestments, as those terms are defined in the Prospectus, and stand-by commit-ments with respect to Municipal Obligations purchased by the Fund;

(2) Invest more than 5% of its total assets in securities of any one issuer, except that this limitation shall not apply to securities of the United States government, its agencies and instrumentalities or to the investment of 25% of the Fund's assets;

(3) Borrow money, except from banks for temporary or emergency purposes and not for investment purposes and then only in an amount not exceeding (a) 10% of the value of its total assets at the time of borrowing or (b) one-third of the value of the Fund's total assets including the amount borrowed, in order to meet redemption requests which might otherwise require the untimely dispo-sition of securities. While any such borrowings exceed 5% of the Fund's total assets, no additional purchases of investment securities will be made by the Fund. If due to market fluctuations or other reasons, the value of the Fund's assets falls below 300% of its borrowings, the Fund will reduce its borrowings within 3 business days. To do this, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so;

(4) Pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by subparagraph (3) above, it may pledge securities hav-ing a market value at the time of pledge not exceeding 10% of the value of the Fund's total assets;

(5) Issue senior securities as defined in the Investment Company Act of 1940, except to the extent such issuance might be involved with respect to borrowings described under item (3) above;

(6) Underwrite any issue of securities, except to the extent that the purchase of Municipal Obligations in accordance with its investment objective, policies and limitations, may be deemed to be an underwriting;

(7) Purchase or sell real estate, but this shall not prevent the Fund from in-vesting in Municipal Obligations secured by real estate or interests therein or foreclosing upon and selling such security;

(8) Purchase or sell commodities or commodities contracts or oil, gas or other mineral exploration or development programs;

(9) Make loans, other than by entering into repurchase agreements and through the purchase of Municipal Obligations or temporary investments in accordance with its investment objective, policies and limitations;

(10) Make short sales of securities or purchase any securities on margin, ex-cept for such short-term credits as are necessary for the clearance of trans-actions;

(11) Write or purchase put or call options, except to the extent that the pur-chase of a stand-by commitment may be considered the purchase of a put;

(12) Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitations shall not be applicable to Municipal Obligations issued by governments or political subdivisions of governments, and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

(13) Invest more than 10% of its assets in repurchase agreements maturing in more than seven days, "illiquid" securities (such as non-negotiable CDs) and securities without readily available market quotations.

For the purpose of applying the limitations set forth in paragraph (2) above, an issuer shall be deemed a separate issuer when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental user then such non-governmental user would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental entity (other than a bond insurer) it shall be included in the computation of securities owned that are issued by such superior govern-mental entity or other entity.

Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Where a security is insured by bond insurance, it shall not be considered a security issued or guaranteed by the insurer; instead the issuer of such security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund's assets that may be invested in securities insured by any single insurer. It is a fundamental policy of the Fund, which cannot be changed without the approval of the holders of a majority of shares of such Fund, that the Fund will not hold securities of a single bank, including secu-rities backed by a letter of credit of such bank, if such holdings would exceed 10% of the total assets of the Fund.

The foregoing restrictions and limitations, as well as the Fund's policies as to ratings of fund investments, will apply only at the time of purchase of se-curities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

The foregoing fundamental investment policies, together with the investment ob-jective of the Fund, cannot be changed without approval by holders of a "major-ity of the Fund's outstanding voting shares." As defined in the Investment Com-pany Act of 1940, this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

General Information
The Nuveen Money Market Trust (the "Trust") is an open-end management series investment company organized as a Massachusetts business trust on January 15, 1999. The Fund (formerly, the Nuveen New York Tax-Free Money Market Fund, the Fund's predecessor, a series of the Nuveen Tax-Free Money Market Fund, Inc.) is an open-end, diversified management investment company organized as a series of the Trust. The Trust is an open-end management series company under SEC Rule 18f-2. The Fund is a separate series issuing its own shares. The Trust currently has five series. Certain matters under the Investment Company Act of 1940 which must be submitted to a vote of the holders of the outstanding voting securities of a series company shall not be deemed to have been effec-tively acted upon unless approved by the holders of a majority of the outstand-ing voting securities of each series affected by such matter.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of a trust may, under certain circumstances, be held personally liable as partners for its obligations. How-ever, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust further pro-vides for indemnification out of the assets and property of the Trust for all loss and expense of any shareholder personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself were unable to meet its obligations. The Trust believes the likelihood of these circumstances is remote.

Fund Shares represent an interest in the same portfolio of investments of the Fund. Fund Shares have equal rights as to voting, redemption, dividends and liquidation, and have exclusive voting rights with respect to any applicable distribution or service plan. There are no conversion, preemptive or other sub-scription rights. The Board of Trustees of the Fund have the right to establish additional series and classes of shares in the future, to change those series or classes and to determine the preferences, voting powers, rights and privi-leges thereof.

Year 2000 Issues
The "Year 2000" problem refers to the fact that many computer programs use only the last two digits of a year, and do not recognize a year that begins with "20" instead of "19." If this problem is not corrected, computers could func-tion improperly or not at all, which could affect the global economy. The SEC has urged securities issuers to disclose the steps they are taking to correct any Year 2000 problems.

The Fund invests primarily in money market instruments. If the issuers of these instruments do not correct any Year 2000 problems in a timely manner, they could experience problems in conducting their operations or in making payments on their securities, which could cause the value of these securities to de-cline. Issuers could experience three types of Year 2000 problems. First, if an issuer's internal computer systems experience Year 2000 problems, this could disrupt an issuer's operations (such as its ability to collect local taxes or fees). Second, an issuer may rely on other parties for the payments that sup-port its debt service, such as servicers that collect mortgage or student loan payment, and those third parties may have Year 2000 problems that interfere with their ability to forward payments to the issuer. Third, an issuer may have mechanical problems in sending payments to its securities holders.

Nuveen Advisory is obtaining information about the Year 2000 readiness of the issuers of its portfolio securities as part of its ongoing surveillance of the creditworthiness of those issuers.

Portfolio Securities
The various securities in which the Fund intends to invest are described in the Prospectus. The following is a more complete description of certain short-term Municipal Obligations in which the Fund may invest:

The Fund invests in debt obligations issued by New York State, its cities and local authorities to obtain funds for various public purposes, including the construction of such public facilities as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which these securities may be issued include the re-financing of outstanding obligations, the obtaining of funds for general oper-ating expenses and for loans to other public institutions and facilities. In addition, the Fund may invest in certain industrial development bonds and pol-lution control bonds in which the Fund will primarily invest are issued by New York State and cities and local authorities in New York or are issued by pos-sessions of the United States within Section 103(c) of the Internal Revenue Code (such as Puerto Rico).

Two principal classifications of municipal securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development and pollution control bonds are in most cases revenue bonds and do not gener-ally constitute the pledge of the credit or taxing power of the issuer of such bonds.

Municipal securities can be further classified between bonds and notes. Bonds are issued to raise longer-term capital but, when purchased by the Fund, will have 397 days or less remaining until maturity or will have a variable or floating rate of interest (see below). These issues may be either general obli-gation bonds or revenue bonds.

Notes are short-term instruments with a maturity of two years or less. Most notes are general obligations of the issuer and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Payment of these notes is primarily dependent upon the issuer's receipt of the anticipated reve-nues.

Municipal securities also include very short-term unsecured, negotiable promis-sory notes, issued by states, municipalities, and their agencies which are known as "tax-exempt commercial paper" or "municipal paper." Payment of princi-pal and interest on issues of municipal paper may be made from various sources, to the extent that funds are available therefrom. There is a limited secondary market for issues of municipal paper.

While these various types of notes as a group represent the major portion of the tax-exempt note market, other types of notes are occasionally available in the marketplace, and the Funds may invest in such other types of notes to the extent consistent with their investment objectives and limitations. Such notes may be issued for different purposes and with different security than those mentioned above.

The yields on municipal securities are dependent on a variety of factors, in-cluding the condition of the general money market and the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's and S&P represent their opin-ions as to the quality of the municipal securities which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. The market value of outstanding municipal securities will vary with changes in pre-vailing interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

Obligations of issuers of debt obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda ex-tending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its obligations may be materially affected.

Bond Anticipation Notes (BANs) are usually general obligations of state and lo-cal governmental issuers which are sold to obtain interim financing for pro-jects that will eventually be funded through the sale of long-term debt obliga-tions or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond mar-ket and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

Tax Anticipation Notes (TANs) are issued by state and local governments to fi-nance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies could ad-versely affect the issuer's ability to meet its obligations on outstanding TANs.

Revenue Anticipation Notes (RANs) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obliga-tions of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and in-terest on RANs.

Construction Loan Notes are issued to provide construction financing for spe-cific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

Bank Notes are notes issued by local governmental bodies and agencies such as those described above to commercial banks as evidence of borrowings. The pur-poses for which the notes are issued are varied but they are frequently issued to meet short-term working-capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

Industrial Development Bonds (IDBs) and Pollution Control Bonds (PCBs) are is-sued by or on behalf of public authorities to finance various privately-rated facilities. These bonds are included within the term municipal security if the interest paid thereon is exempt from federal income tax.

Variable and Floating Rate Instruments. Certain money market instruments may carry variable or floating rates of interest. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market in-dex. Variable rate notes are adjusted to current interest rate levels at cer-tain specified times, such as every 30 days, as set forth in the instrument. A floating rate note adjusts automatically whenever there is a change in its base interest rate adjustor, e.g., a change in the prime lending rate or spec-ified interest rate indices. Typically such instruments carry demand features permitting the Funds to recover the full principal amount thereof upon speci-fied notice.

One form of variable or floating rate instrument consists of an underlying fixed rate municipal bond that is subject to a third party demand feature or "tender option." The holder of the bond would pay a "tender fee" to the third party tender option provider, the amount of which would be periodically ad-justed so that the bond/tender option combination would reasonably be expected to have a market value that approximates the par value of the bond. This bond/tender option combination would therefore be functionally equivalent to ordinary variable or floating rate obligations as described above, and the Fund may purchase such obligations subject to certain conditions specified by the Securities and Exchange Commission.

The Fund's right to obtain payment at par on a demand instrument upon demand could be adversely affected by events occurring between the date the Fund elects to tender the instrument and the date the proceeds are due. Nuveen Ad-visory will monitor on an ongoing basis the pricing, quality and liquidity of such instruments and will similarly monitor the ability of an obligor under a demand instrument, including demand obligors as to instruments supported by bank letters of credit or guarantees, to pay principal and interest on demand. Although the ultimate maturity of such variable rate obligations may exceed one year, the Fund will treat the maturity of each variable rate demand obli-gation, for purposes of computing its dollar-weighted average portfolio matu-rity, as the longer of (i) the notice period required before the Fund is enti-tled to payment of the principal amount through demand, or (ii) the period re-maining until the next interest rate adjustment.

The Fund may also obtain stand-by commitments with respect to Municipal Obli-gations. Under a stand-by commitment (often referred to as a put), the party issuing the commitment agrees to purchase at the Fund's option the Municipal Obligation at an agreed-upon price on certain dates or within a specific peri-od. Since the value of a stand-by commitment depends in part upon the ability of the issuing party to meet its purchase obligations thereunder, the Fund will enter into stand-by commitments only with parties which have been evaluated by Nuveen Advisory and, in the opinion of Nuveen Advisory, present minimal credit risks.

The amount payable to the Fund upon its exercise of a stand-by commitment would be (1) the acquisition cost of the Municipal Obligations (excluding any accrued interest that the Fund paid on acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the security, plus (2) all interest accrued on the security since the last interest payment date during the period the security was owned by the Fund. The Fund's right to exercise stand-by commitments held by it will be un-conditional and unqualified. The acquisition of a stand-by commitment will not affect the valuation of the underlying security, which will continue to be val-ued in accordance with the amortized cost method. The stand-by commitment it-self will be valued at zero in determining net asset value. The Fund may pur-chase stand-by commitments for cash or pay a higher price for portfolio securi-ties which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The maturity of a Mu-nicipal Obligation purchased by the Fund will not be considered shortened by any stand-by commitment to which such security is subject. Although a Fund's rights under a stand-by commitment would not be transferable, the Fund could sell Municipal Obligations which were subject to a stand-by commitment to a third party at any time.

When-Issued Securities
The Fund may purchase and sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery transactions arise when securities are purchased or sold with payment and delivery beyond the regular settlement date (when-issued transactions normally settle within 15-45 days). On such transac-tions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. The commitment to purchase securities on a when-issued or delayed delivery basis may involve an element of risk because the value of the securities is subject to market fluctuation, no interest ac-crues to the purchaser prior to settlement of the transaction, and at the time of delivery the market value may be less than cost. At the time the Fund makes the commitment to purchase a Municipal Obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the amount due and the value of the security in determining its net asset value. Likewise, at the time the Fund makes the commitment to sell a Municipal Obligation on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the Municipal Obligation sold pursuant to a delayed delivery com-mitment are ignored in calculating net asset value so long as the commitment remains in effect. The Fund will also maintain designated readily marketable assets at least equal in value to commitments to purchase when-issued or de-layed delivery securities, such assets to be segregated by the Custodian spe-cifically for the settlement of such commitments. The Fund will only make com-mitments to purchase Municipal Obligations on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Fund re-serves the right to sell these securities before the settlement date if it is deemed advisable. If a when-issued security is sold before delivery any gain or loss would not be tax-exempt. The Fund commonly engages in when-issued transac-tions in order to purchase or sell newly-issued Municipal Obligations, and may engage in delayed delivery transactions in order to manage its operations more effectively.

Special Considerations Relating to New York Securities
Because the Fund invests substantially all of its assets in New York securi-ties, the Fund is therefore more susceptible to political, economic or regula-tory factors adversely affecting New York. Set forth below is information that bears upon the risk of investing in securities issued by public authorities in New York. This information was obtained from official statements of issuers lo-cated in the designated states as well as from other publicly available offi-cial documents and statements. The Fund has not independently verified any of the information contained in such statements and documents, but the Fund is not aware of facts which would render such information inaccurate.

There can be no assurance that current or future statewide or regional economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of New York securities held by the Fund or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.

(1) The State: The State has historically been one of the wealthiest states in the nation. For decades, however, the State economy has grown more slowly than that of the nation as a whole, gradually eroding the State's relative economic affluence. Statewide, urban centers have experienced significant changes in-volving migration of the more affluent to the suburbs and an influx of gener-ally less affluent residents. Regionally, the older Northeast cities have suf-fered because of the relative success that the South and the West have had in attracting people and business. The State has for many years had a very high State and local tax burden relative to other states. The burden of State and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individu-als to relocate outside, or not locate within, the State.

Slowdown of Regional Economy. A national recession commenced in mid-1990. The downturn continued throughout the State's 1990-91 fiscal year and was followed by a period of weak economic growth during the 1991 and 1992 calendar years. For calendar year 1993, the economy grew faster than in 1992, but still at a very moderate rate as compared to other recoveries. Moderate economic growth continued in calendar year 1994. Economic growth slowed within New York during 1995 and 1996. Personal income and employment growth in the State improved in 1997, although at lower levels than in the national economy. The State has forecasted continued moderate growth in 1998 and 1999, although growth rates are expected to lessen gradually during the course of the two years. The State's economic growth continues to lag behind the nation's, due in part to restructuring in the healthcare, social service and banking sectors and contin-ued spending restraint in government. Many uncertainties exist in forecasts of both the national and State economies and there can be no assurance that the State's economy will perform at a level sufficient to meet the State's projec-tions of receipts and disbursements.

1999-2000 Fiscal Year. The Governor issued a proposed Executive Budget for the 1999-2000 fiscal year (the "Proposed Budget") on January 20, 1999, which pro-jected a balanced general fund and receipts and disbursements of $36.22 billion and $36.18 billion, respectively. As of May 11, 1999, the State legislature had not yet enacted, nor had the Governor and the legislature reached an agreement on, the budget for the 1999-2000 fiscal year, which commenced on April 1, 1999. The Governor and the State's legislature have agreed on or proposed a series of short-term stopgap spending measures to fund state payrolls and advances to certain municipalities and certain state programs. The delay in the enactment of the budget may negatively affect cer-tain proposed actions and reduce projected savings.

As compared to the 1998-99 Financial Plan, the governor's budget proposes year-to-year in general fund spending of 2.89 percent. Current law and programmatic requirements are primarily responsible for the year-to-year growth in general fund spending. New spending is partially offset by reductions in capital pro-jects transfers due to the financing of a certain program from resources avail-able in 1998-99, welfare assistance savings, lower spending in certain areas and lower transfers.

The Proposed Budget and the 1999-2000 Financial Plan may be impacted negatively by uncertainties relating to the economy and tax collections. In particular, should the national economy grow more slowly than forecasted by the State, rev-enues received by the State would be adversely affected. In addition, proposed retroactive changes to the federal tax treatment of capital gains would flow through to the State and could significantly reduce tax receipts.

1998-99 Fiscal Year. The State is projecting that it will end the 1998-99 fis-cal year with a $1.8 billion cash surplus. Almost all of the surplus was de-rived from higher-than-expected tax receipts, reflecting continued growth in the State's economy and another strong year in the financial markets.

Future Fiscal Years. There can be no assurance that the State will not face substantial potential budget gaps in the future resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the spending required to maintain State programs at current levels. To ad-dress any potential budgetary imbalance, the State may need to take significant actions to align recurring receipts and disbursements. The Governor's budget for fiscal year 1999-2000 projects that the State will end 1998-99 with a clos-ing balance in the general fund of $500 million and faces budget gaps of $1.5 billion and $3.75 billion that may need to be closed for fiscal years 2000-01 and 2001-02, respectively.

Indebtedness. As of March 31, 1999, the total amount of State general obliga-tion debt stood at $4.7 billion.

The Governor's budget for fiscal year 1999-2000 projects approximately $2.5 billion of borrowings by the state for capital purposes. The projections of the State regarding its borrowings for any fiscal year are subject to change if ac-tual receipts fall short of State projections or if other circumstances re-quire.

In June 1990, legislation was enacted creating the New York Local Government Assistance Corporation ("LGAC"), a public benefit corporation empowered to is-sue long-term obligations to fund certain payments to local governments tradi-tionally funded through the State's annual seasonal borrowing. The Corporation is authorized to issue up to $4.7 billion in bonds plus amounts necessary to fund a capital reserve, costs of issuance and, in certain cases, capitalized interest. As of March 31, 1996, LGAC had issued all of its authorization. Any issuance of bonds by the Corporation in the future will be for refunding pur-poses only.

Financing of capital programs by other public authorities of the State is also obtained from lease-purchase and contractual-obligation financing arrangements (nonvoter approved), the debt service for which is paid from State appropria-tions. As of March 31, 1997, there were $20.8 billion of such other financing arrangements outstanding and additional financings of this nature by public au-thorities including LGAC. In addition, certain agencies had issued and have outstanding approximately $3.3 billion of "moral obligation financings" as of March 31, 1997, which are to be repaid from project revenues. There has never been a default on moral obligation debt of the State.

Ratings. In connection with the March 1999 State issuance of general obligation bonds, Moody's rating of the State's general obligation bonds stood at A2 and S&P's rating stood at A. On August 28, 1997, S&P upgraded its rating on the State's general obligation bonds form A- to A.

Previously, Moody's lowered its rating to A on June 6, 1990, its rating having been A1 since May 27, 1986. S&P lowered its rating from A to A- on January 13, 1992. S&P's previous ratings were A from March 1990 to January 1992, AA- from August 1987 to March 1990 and A+ from November 1982 to August 1987.

(2) The City and the Municipal Assistance Corporation ("MAC"): The City ac-counts for approximately 40% of the State's population and personal income, and the City's financial health affects the State in numerous ways.

In response to the City's fiscal crisis in 1975, the State took a number of steps to assist the City in returning to fiscal stability. Among other actions, the State Legislature (i) created MAC to assist with long-term financing for the City's short-term debt and other cash requirements and (ii) created the State Financial Control Board (the "Control Board") to review and approve the City's budgets and four-year financial plans (the financial plans also apply to certain City-related public agencies).

Economic activity in the City has experienced periods of growth and recession and can be expected to experience periods of growth and recession in the fu-ture. Changes in the economic activity in the City, particularly employment, per capita personal income and retail sales, may have an impact on the City. Overall, the City's economic improvement accelerated significantly in fiscal year 1997. Much of the increase can be traced to the performance of the securi-ties industry, but the City's economy also produced gains in the retail trade sector, the hotel and tourism industry, and business services, with private sector employment higher than previously forecasted. The City's current Finan-cial Plan assumes that, after strong growth in 1997-1998, moderate economic growth will exist through calendar year 2002, with moderating job growth and wage increases. However, there can be no assurance that the economic projec-tions assumed in the Financial Plan will occur or that the tax revenues pro-jected in the Financial Plan to be received in the amounts anticipated.

Fiscal Year 2000 and the 1998-2002 Financial Plan. On January 29, 1999, the
Mayor released his preliminary          billion budget for fiscal year 2000.
The Mayor announced on April 24, 1999 that the preliminary budget for the 1999 fiscal year will be modified to utilize the incurred surplus from the 1999 fis-cal year to reduce sales taxes, increase spending on certain programs and to repay a portion of the City's debt.

On April 24, 1999, the Mayor also announced revisions to the proposed 1998-2002 Financial Plan (the "Plan"), which now projects budget gaps of $1.5 bil-lion, $2.1 billion and $1.6 billion for fiscal years 2000, 2001 and 2002, re-spectively. The City Comptroller and State Comptroller have each stated that the fiscal year 1999 budget includes moderate revenue risks. The State Comp-troller has projected budget gaps for fiscal years 2000, 2001 and 2002 that are each in excess of the City's estimate.

An extended delay by the State in adopting its 1999-2000 fiscal year budget or the failure of the State legislature to extend the income tax surcharge would negatively impact upon the City's financial condition and ability to close budget gaps for fiscal years 2000 and thereafter.

Given the foregoing, there can be no assurance that the City will continue to maintain a balanced budget during fiscal year 2000 or thereafter, or that it can maintain a balanced budget without additional tax or other revenue in-creases or reductions in City services, which could adversely affect the City's economic base.

Pursuant to State law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections. The City is required to sub-mit its financial plans to review bodies, including the Control Board. If the City were to experience certain adverse financial circumstances, including the occurrence or the substantial likelihood and the imminence of the occur-rence of an annual operating deficit of more than $100 million or the loss of access to the public credit markets to satisfy the City's capital and seasonal financial requirements, the Control Board would be required by State law to exercise certain powers, including prior approval of City financial plans, proposed borrowings and certain contracts.

The City depends on the State for State aid both to enable the City to balance its budget and to meet its cash requirements. If the State experiences revenue shortfalls or spending increases beyond its projections during its 1999-2000 fiscal year or subsequent years, such developments could result in reductions in projected State aid to the City. In addition, there can be no assurance that State budgets for the 1999-2000 or future fiscal years will be adopted by the April 1 statutory deadline and that there will not be adverse effects on the City's cash flow and additional City expenditures as a result of such de-lays.

The City projections set forth in the Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and fi-nancing requirements. Such assumptions and contingencies include the timing of any regional and local economic recovery, the absence of wage increases in ex-cess of the increases assumed in its financial plan, employment growth, provi-sion of State and Federal aid and mandate relief, State legislative approval of future State budgets, levels of education expenditures as may be required by State law, adoption of future City budgets by the New York City Council, approval by the Governor or the State Legislature and the cooperation of MAC with respect to various other actions proposed in the Plan and changes in fed-eral tax law.

The City's ability to maintain a balanced operating budget is dependent on whether it can identify additional expenditure reductions and action by the State legislature to achieve balanced operating budgets for fiscal year 2000 and thereafter. Any such proposed expenditure reductions will be difficult to implement because of their size and the substantial expenditure reductions al-ready imposed on City operations in recent years.

Attaining a balanced budget is also dependent upon the City's ability to market its securities successfully in the public credit markets. The City's four-year capital plan contemplates capital spending of $25.5 billion through the 2003 fiscal year, which will be financed through issuance of general obligation bonds, Transitional Finance Authority Bonds, Water Authority Revenue Bonds and Covered Organization obligations, and will be used primarily to reconstruct and rehabilitate the City's infrastructure and physical assets and to make capital investments. A significant portion of such bond financing is used to reimburse the City's general fund for capital expenditures already incurred. In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The terms and success of projected public sales of City general obligation bonds and notes will be subject to prevailing market conditions at the time of the sale, and no assurance can be given that the credit markets will absorb the projected amounts of public bond and note sales. In addition, future developments concerning the City and public discussion of such developments, the City's future financial needs and other issues may af-fect the market for outstanding City general obligation bonds and notes. If the City were unable to sell its general obligation bonds and notes, it would be prevented from meeting its planned operating and capital expenditures.

On March 5, 1997, New York Governor George Pataki signed legislation creating The New York City Transitional Finance Authority, which beginning in fiscal year 1998 is authorized to issue up to $7.5 billion in bonds for capital spend-ing by the City. Absent creation of this authority, the City would have faced limitations on its borrowing capacity after 1998 under the State's Constitu-tion. As of May 11, 1999, the Authority had issued $2.15 billion in bonds. The bonds are secured by a primary lien on the City's personal income tax receipts as well as a secondary lien on sales tax receipts.

The City is a defendant in a significant number of lawsuits and is subject to numerous claims and investigations, including, but not limited to, actions com-menced and claims asserted against the City arising out of alleged constitu-tional violations, torts, breaches of contracts, and other violations of law and condemnation proceedings. While the ultimate outcome and fiscal impact, if any, on the proceedings and claims are not currently predictable, adverse de-terminations in certain of them might have a material adverse effect upon the City's ability to carry out its financial plan. As of June 30, 1997, the City estimated its potential future liability on outstanding claims to be $3.5 billion.

In April 1996, certain unions, elected officials and others filed an action in the Supreme Court of the State of New York, County of New York, against the Mayor which asserted that the City failed to subsidize HHC at the minimum fund-ing levels required for the 1994 through 1997 fiscal years. On July 15, 1997, the Court permitted the plaintiffs to amend the complaint and seek an order re-quiring the City to pay to HHC at least $949 million, $931 million and $831 million for the 1994, 1995 and 1996 fiscal years, respectively, and an amount to be determined by the Court for the 1997 fiscal year. The Court denied plain-tiff's motion to preliminarily enjoin the defendant from further reducing the

City's subsidy to HHC for the 1996 and 1997 fiscal years from the amount origi-nally budgeted for the 1996 fiscal year.

Fiscal Year 1999. New York City adopted its 1999 fiscal year budget in June 1998, which provided for spending of $33.4 billion. Due to increased tax reve-nues resulting from increased profits on Wall Street and tourism, the City ex-pects to end fiscal year 1999 with a surplus of $2.0 billion.

Fiscal Years 1991 through 1998. The City achieved balanced operating results in accordance with generally accepted accounting principles for fiscal years 1991 through 1998. The City was required to close substantial budget gaps in these fiscal years in order to maintain balanced operating results.

Ratings. As of May 11, 1999, Moody's S&P, and Fitch rate the City's outstanding general obligation bonds A3, BBB+, and A-, respectively. On February 3, 1998, S&P placed its BBB+ rating of City bonds on Creditwatch with positive implica-tions. Moody's rating of City bonds was revised in February 1998 to A3 from Ba-al.

As of December 31, 1998, the City MAC and TFA had, respectively, $26.6 billion and $3.6 billion and $2.15 billion of outstanding net long-term and short-term indebtedness.

(3) The State Agencies: Certain Agencies of the State have faced substantial financial difficulties which could adversely affect the ability of such Agen-cies to make payments of interest on, and principal amounts of, their respec-tive bonds. The difficulties have in certain instances caused the State (under so-called "moral obligation" provisions, which are non-binding statutory provi-sions for State appropriations to maintain various debt service reserve funds) to appropriate funds on behalf of the Agencies. Moreover, it is expected that the problems faced by these Agencies will continue and will require increasing amounts of State assistance in future years. Failure of the State to appropri-ate necessary amounts or to take other action to permit those Agencies having financial difficulties to meet their obligations could result in a default by one or more of the Agencies. Such default, if it were to occur, would be likely to have a significant adverse affect on investor confidence in, and therefore the market price of, obligations of the defaulting Agencies. In addition, any default in payment on any general obligation of any Agency whose bonds contain a moral obligation provision could constitute a failure of certain conditions that must be satisfied in connection with Federal guarantees of City and MAC obligations and could thus jeopardize the City's long-term financing plans.

As of March 31, 1999, the State reported that its public benefit corporations had an aggregate of $36.9 billion of outstanding debt, some of which was State-supported and State-related debt.

(4) State Litigation: The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental op-erations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. Included in the State's outstanding litigation are a number of cases challenging the constitutionality or the adequacy and effectiveness of a vari-ety of significant social welfare programs primarily involving the State's men-tal hygiene programs. Adverse judgments in these matters generally could result in injunctive relief coupled with prospective changes in patient care which could require substantial increased financing of the litigated programs in the future.

The State is also engaged in a variety of claims wherein significant monetary damages are sought. Actions commenced by several Indian nations claim that significant amounts of land were unconstitutionally taken from the Indians in violation of various treaties and agreements during the eighteenth and nine-teenth centuries. The claimants seek recovery of approximately six million acres of land, as well as compensatory and punitive damages.

(5) Other Municipalities: Certain localities in addition to New York City could have financial problems leading to requests for additional State assis-tance. The potential impact on the State of such actions by localities is not included in projections of State receipts and expenditures in the State's 1999-2000 fiscal year.

Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the creation of the Financial Control Board for the City of Yonkers (the "Yon-kers Board") by the State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the Governor or the State Legislature to assist Yonkers could result in allocation of State re-sources in amounts that cannot yet be determined.

Municipalities and school districts have engaged in substantial short-term and long-term borrowings. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. In December 1995, in reaction to continuing financial problems, the Troy Municipal Assis-tance Corp., which was created in 1995, imposed a 1996 budget plan upon Troy, New York. Such revenue bonds have not to date been refinanced. A similar mu-nicipal assistance corporation has also been established for Newburgh. In ad-dition, several other New York cities, including Utica, Rome, Schenectady, Syracuse and Niagara Falls have faced continuing budget deficits, as federal and state aid and local tax revenues have declined while government expenses have increased. The financial problems being experienced by the State's smaller urban centers place additional strains upon the State's financial con-dition.

Certain proposed Federal expenditure reductions could reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities to in-crease local revenues to sustain those expenditures. Federal welfare reform legislation may increase the local burden for welfare benefits. In addition, proposed changes in the treatment of capital gains for federal income tax pur-poses could reduce the receipts of the State and City. If the State, New York City or any of the Agencies were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the market-ability of notes and bonds issued by localities within the State, including notes or bonds in the Fund, could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions, and long-range economic trends. The longer-range potential problems of declining urban population, increasing expenditures, and other economic trends could adversely affect certain localities and require increas-ing State assistance in the future.

(6) Other Issuers of New York Municipal Obligations. There are a number of other state agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obliga-tions payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the se-curities issued by them may vary considerably from the credit quality of obli-gations backed by the full faith and credit of the State.

Taxable Investments
Taxable investments (sometimes called "Temporary Investments") include obliga-tions of the United States Government, its agencies or instrumentalities; debt securities of issuers having, at the time of purchase, a quality rating within the two highest grades by either Moody's Investors Service, Inc. ("Moody's") or Standard and Poor's Corporation ("S&P") (Aaa or Aa, or AAA or AA, respective-ly); commercial paper rated in the highest grade by either of such rating serv-ices (Prime-1 or A-1, respectively); certificates of deposit of domestic banks with assets of $1 billion or more; and municipal securities and U.S. Government obligations subject to short-term repurchase agreements.

Subject to the limitations described in the prospectus, the Funds may invest in the following taxable investments:

U.S. Government Direct Obligations--issued by the United States Treasury and include bills, notes and bonds.

 --Treasury bills are issued with maturities of up to one year. They are is-sued in bearer form, are sold on a discount basis and are payable at par value at maturity.

 --Treasury notes are longer-term interest-bearing obligations with original maturities of one to seven years.

 --Treasury bonds are longer-term interest-bearing obligations with original maturities from five to thirty years.

U.S. Government Agencies Securities--Certain federal agencies have been estab-lished as instrumentalities of the United States Government to supervise and finance certain types of activities. These agencies include, but are not lim-ited to, the Bank for Cooperatives, Federal Land Banks, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Export-Import Bank of the United States and Tennessee Valley Authority. Issues of these agencies, while not di-rect obligations of the United States Government, are either backed by the full faith and credit of the United States or are guaranteed by the Treasury or sup-ported by the issuing agencies' right to borrow from the Treasury. There can be no assurance that the United States Government itself will pay interest and principal on securities as to which it is not so legally obligated.

Certificates of Deposit (CDs)--A certificate of deposit is a negotiable inter-est-bearing instrument with a specific maturity. CDs are issued by banks in ex-change for the deposit of funds and normally can be traded in the secondary market, prior to maturity. The Funds will only invest in U.S. dollar denomi-nated CDs issued by U.S. banks with assets of $1 billion or more.

Commercial Paper--Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations. Maturities on these issues vary from a few to 397 days. Commercial paper may be purchased from U.S. corpo-rations.

Other Corporate Obligations--The Funds may purchase notes, bonds and debentures issued by corporations if at the time of purchase there is less than 397 days remaining until maturity or if they carry a variable or floating rate of inter-est.

Repurchase Agreements--A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed upon repurchase price determines the yield during the Fund's holding period. Repur-chase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Funds will only enter into repurchase agreements with dealers, domestic banks or recognized fi-nancial institutions that in the opinion of Nuveen Advisory present minimal credit risk. The risk to the Funds is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Funds might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addi-tion, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Funds may be delayed or limit-ed. Nuveen Advisory will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that the value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collat-eral declines below the repurchase price, Nuveen Advisory will demand addi-tional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price.

Ratings of Investments
The two highest ratings of Moody's for municipal securities are Aaa and Aa. Mu-nicipal securities rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to municipal securities which are of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat larger than in Aaa rated municipal securities. The Aaa and Aa rated municipal securities comprise what are generally known as "high grade bonds." Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

The two highest ratings of S&P for municipal securities are AAA and AA. Munici-pal securities rated AAA have an extremely strong capacity to pay principal and interest. The rating of AA indicates that capacity to pay principal and inter-est is very strong and such bonds differ from AAA issues only in small degree.

The two highest ratings of Moody's and S&P for federally tax-exempt short-term loans and notes are MIG-1 and MIG-2, or VMIG-1 and VMIG-2 in the case of vari-able instruments, and SP-1 and SP-2, respectively. Obligations designated MIG-1 or VMIG-1 are the best quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Obligations designated as MIG-2 or VMIG-2 are high quality obligations with ample margins of protection. The des-ignation SP-1 indicates a very strong or strong capacity to pay principal and interest while the designation SP-2 denotes a satisfactory capacity to pay principal and interest.

The Fund's ability to purchase commercial paper of tax-exempt and corporate is-suers is limited to commercial paper rated highly by nationally recognized sta-tistical rating organizations. Issuers rated in the highest category generally have a superior capacity for repayment of short-term obligations normally evi-denced by the following characteristics: leading market positions in well-es-tablished industries; high rates of return on funds employed; conservative cap-italization structures with moderate reliance on debt and ample asset protec-tion; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial mar-kets and assured sources of alternative liquidity. Issuers rated in the second highest category have a strong capacity for repayment of short-term promissory obligations.

Subsequent to its purchase by the Fund, an issue may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Nei-ther event requires the elimination of such obligations from the Fund, but Nuveen Advisory will consider such an event in its determination of whether the Fund should continue to hold such obligation.

                                   MANAGEMENT

The management of the Trust, including general supervision of the duties per-formed by Nuveen Advisory under the Investment Management Agreement, is the re-sponsibility of its Board of Trustees. There are seven trustees of the Trust, one of whom is an "interested person" (as that term is defined in the Invest-ment Company Act of 1940). None of the trustees who are not "interested per-sons" of the Fund has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Trust and their ages and principal occupations and other affil-iations during the past five years are set forth below.

-------------------------------------------------------------------------------
                                  Positions and        Principal Occupations
 Name and Address             Age Offices with Funds   During Past Five Years
-------------------------------------------------------------------------------
 Timothy R. Schwertfeger*+    50  Chairman and Trustee Chairman of the Board of
 333 West Wacker Drive                                 the Funds (since July
 Chicago, IL 60606                                     1996); Trustee and
                                                       President of the Funds
                                                       advised by Nuveen
                                                       Institutional Advisory
                                                       Corp. (since July 1996);
                                                       Chairman (since July
                                                       1996), Director, and
                                                       previously Executive
                                                       Vice President, of The
                                                       John Nuveen Company,
                                                       John Nuveen & Co.,
                                                       Nuveen Advisory Corp.
                                                       and Nuveen Institutional
                                                       Advisory Corp; Director
                                                       (since 1998) of
                                                       Institutional Capital
                                                       Corporation; Chairman
                                                       and Diector of Nuveen
                                                       Asset Management Inc.;
                                                       Chairman and Director of
                                                       Rittenhouse Financial
                                                       Services Inc. (since
                                                       1999).
-------------------------------------------------------------------------------
 Robert P. Bremner            58  Trustee              Private Investor and
 3725 Huntington Street, N.W.                          Management Consultant.
 Washington, D.C. 20015

-------------------------------------------------------------------------------
 Lawrence H. Brown            64  Trustee              Retired (August 1989) as
 201 Michigan Avenue                                   Senior Vice President of
 Highwood, IL 60040                                    The Northern Trust
                                                       Company (banking and
                                                       trust industry).

-------------------------------------------------------------------------------
 Anne E. Impellizzeri         66  Trustee              Executive Director
 3 West 29th Street                                    (since 1998) of Manitoga
 New York, NY 10001                                    (Center for Russell
                                                       Wright's design/home and
                                                       landscape); formerly
                                                       President and Chief
                                                       Executive Officer of
                                                       Blanton-Peale,
                                                       Institutes of Religion
                                                       and Health (a training
                                                       and counseling
                                                       organization).

-------------------------------------------------------------------------------
 Peter R. Sawers               66 Trustee              Adjunct Professor of
 22 The Landmark                                       Business and Economics,
 Northfield, IL 60093                                  University of Dubuque,
                                                       Iowa; Adjunct Professor,
                                                       Lake Forest Graduate
                                                       School of Management,
                                                       Lake Forest, Illinois;
                                                       Chartered Financial
                                                       Analyst; Certified
                                                       Management Consultant.

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                               Positions and                      Principal Occupations
 Name and Address          Age Offices with Funds                 During Past Five Years
------------------------------------------------------------------------------------------
 William J. Schneider      54  Trustee                            Senior Partner and Chief
 4000 Miller-Valentine Ct.                                        Operating Officer,
 P.O. Box 744                                                     Miller-Valentine
 Dayton, OH 45401                                                 Partners, Vice
                                                                  President, Miller-
                                                                  Valentine Group
                                                                  (commercial real
                                                                  estate); Member
                                                                  Community Advisory
                                                                  Board, National City
                                                                  Bank, Dayton, Ohio.

------------------------------------------------------------------------------------------

 Judith M. Stockdale       51  Trustee                            Executive Director,
 35 E. Wacker Drive                                               Gaylord and Dorothy
 Suite 2600                                                       Donnelley Foundation, a
 Chicago, IL 60601                                                private family
                                                                  foundation (since 1994);
                                                                  prior thereto, Executive
                                                                  Director, Great Lakes
                                                                  Protection Fund (from
                                                                  1990 to 1994).

--------------------------------------------------------------------------------
 Alan G. Berkshire+         38 Vice President and Asst. Secretary Vice President and
 333 West Wacker Drive         since 1998                         General Counsel (since
 Chicago, IL 60606                                                September 1997) and
                                                                  Secretary (since May
                                                                  1998) of The John Nuveen
                                                                  Company, John Nuveen &
                                                                  Co. Incorporated, Nuveen
                                                                  Advisory Corp. and
                                                                  Nuveen Institutional
                                                                  Advisory Corp.; prior
                                                                  thereto, partner in the
                                                                  law firm of Kirkland &
                                                                  Ellis.

--------------------------------------------------------------------------------
 Peter H. D'Arrigo          31 Vice President and Treasurer       Vice President of John
 333 West Wacker Drive         since 1999                         Nuveen & Co.
 Chicago, IL 60606                                                Incorporated (since
                                                                  January 1999), prior
                                                                  thereto. Assistant Vice
                                                                  President (from January
                                                                  1997); formerly,
                                                                  Associate of John Nuveen
                                                                  & Co. Incorporated;
                                                                  Chartered Financial
                                                                  Analyst.

--------------------------------------------------------------------------------
 Michael S. Davern+         41 Vice President since 1997          Vice President of Nuveen
 333 West Wacker Drive                                            Advisory Corp. (since
 Chicago, IL 60606                                                January 1997); prior
                                                                  thereto, Vice President
                                                                  and Portfolio Manager of
                                                                  Flagship Financial, Inc.
                                                                  (from September 1991 to
                                                                  January 1997).

------------------------------------------------------------------------------------------
 Lorna C. Ferguson+         53 Vice President since 1998          Vice President of John
 333 West Wacker Drive                                            Nuveen & Co.
 Chicago, IL 60606                                                Incorporated; Vice
                                                                  President of Nuveen
                                                                  Advisory Corp. and
                                                                  Nuveen Institutional
                                                                  Advisory Corp. (since
                                                                  January 1998).

------------------------------------------------------------------------------------------
 William M. Fitzgerald+     35 Vice President since 1996          Vice President of Nuveen
 333 West Wacker Drive                                            Advisory Corp. (since
 Chicago, IL 60606                                                December 1995); prior
                                                                  thereto, Assistant Vice
                                                                  President of
                                                                  Nuveen Advisory Corp.
                                                                  (from September 1992 to
                                                                  December 1995);
                                                                  Chartered Financial
                                                                  Analyst.

------------------------------------------------------------------------------------------
 Stephen D. Foy+            44 Vice President and Controller      Vice President of John
 333 West Wacker Drive         since 1998                         Nuveen & Co.
 Chicago, IL 60606                                                Incorporated and (since
                                                                  May 1998) The John
                                                                  Nuveen Company;
                                                                  Certified Public
                                                                  Accountant.

--------------------------------------------------------------------------------
 J. Thomas Futrell+         43 Vice President since 1991          Vice President of Nuveen
 333 West Wacker Drive                                            Advisory Corp.;
 Chicago, IL 60606                                                Chartered Financial
                                                                  Analyst.

------------------------------------------------------------------------------------------
 Richard A. Huber+          36 Vice President since 1997          Vice President of Nuveen
 333 West Wacker Drive                                            Institutional Advisory
 Chicago, IL 60606                                                Corp. (since March 1998)
                                                                  and Nuveen Advisory
                                                                  Corp. (since January
                                                                  1997); prior thereto,
                                                                  Vice President and
                                                                  Portfolio Manager of
                                                                  Flagship Financial, Inc.

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
                             Positions and                 Principal Occupations
 Name and Address        Age Offices with Funds            During Past Five Years
-----------------------------------------------------------------------------------
 Steven J. Krupa+        41  Vice President since 1990     Vice President of Nuveen
 333 West Wacker Drive                                     Advisory Corp.
 Chicago, IL 60606

-----------------------------------------------------------------------------------

 Larry W. Martin+         47 Vice President and Asst.      Vice President,
 333 West Wacker Drive       Secretary since 1993          Assistant Secretary and
 Chicago, IL 60606                                         Assistant General
                                                           Counsel of John Nuveen &
                                                           Co. Incorporated; Vice
                                                           President and Assistant
                                                           Secretary of Nuveen
                                                           Advisory Corp. and
                                                           Nuveen Institutional
                                                           Advisory Corp.,
                                                           Assistant Secretary of
                                                           The John Nuveen Company
                                                           and (since January 1997)
                                                           Nuveen Asset Management
                                                           Inc.

-----------------------------------------------------------------------------------
 Edward F. Neild, IV+     33 Vice President since 1996     Vice President of Nuveen
 333 West Wacker Drive                                     Advisory Corp. and
 Chicago, IL 60606                                         Nuveen Institutional
                                                           Advisory Corp. (since
                                                           September 1996); prior
                                                           thereto, Assistant Vice
                                                           President of Nuveen
                                                           Advisory Corp. (from
                                                           December 1993 to
                                                           September 1996) and
                                                           Nuveen Institutional
                                                           Advisory Corp. (from May
                                                           1995 to September 1996);
                                                           Chartered Financial
                                                           Analyst.

-----------------------------------------------------------------------------------
 Stephen S. Peterson+     41 Vice President since 1997     Vice President, (since
 333 West Wacker Drive                                     September 1997),
 Chicago, IL 60606                                         Assistant Vice President
                                                           (from September 1996 to
                                                           September 1997), and
                                                           Portfolio Manager prior
                                                           thereto, of Nuveen
                                                           Advisory Corp.;
                                                           Chartered Financial
                                                           Analyst.
-----------------------------------------------------------------------------------
 Stuart W. Rogers+        43 Vice President since 1997     Vice President of John
 333 West Wacker Drive                                     Nuveen & Co.
 Chicago, IL 60606                                         Incorporated.

-----------------------------------------------------------------------------------
 Thomas C. Spalding Jr.+  47 Vice President since 1980     Vice President of Nuveen
 333 West Wacker Drive                                     Advisory Corp. and
 Chicago, IL 60606                                         Nuveen Institutional
                                                           Advisory Corp.;
                                                           Chartered Financial
                                                           Analyst.

-----------------------------------------------------------------------------------
 William S. Swanson+      33 Vice President since 1998     Vice President of John
 333 West Wacker Drive                                     Nuveen & Co.
 Chicago, IL 60606                                         Incorporated (since
                                                           October 1997); Assistant
                                                           Vice President (from
                                                           September 1996 to
                                                           October 1997) and,
                                                           formerly, Associate;
                                                           Chartered Financial
                                                           Analyst.

-----------------------------------------------------------------------------------
 Gifford R. Zimmerman+    42 Vice President since 1993 and Vice President,
 333 West Wacker Drive       Secretary since 1998          Assistant Secretary and
 Chicago, IL 60606                                         Associate General
                                                           Counsel, formerly
                                                           Assistant General
                                                           Counsel (since September
                                                           1997) of John Nuveen &
                                                           Co. Incorporated; Vice
                                                           President and Assistant
                                                           Secretary of Nuveen
                                                           Advisory Corp. and
                                                           Nuveen Institutional
                                                           Advisory Corp.;
                                                           Assistant Secretary of
                                                           The John Nuveen Company
                                                           (since May 1994);
                                                           Chartered Financial
                                                           Analyst.

--------------------------------------------------------------------------------
--------
*  Mr. Schwertfeger is an interested person of the Fund.
+ Person is an affiliate of the Fund and an affiliate of the adviser or prin-cipal underwriter.

Timothy R. Schwertfeger and Peter R. Sawers serve as members of the Executive Committee of the Board of Trustees. The Executive Committee, which meets be-tween regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees provided that the scope of the powers of the Executive Committee, unless otherwise specifically authorized by the full Board, shall be limited to (i) emergency matters where assembling the full Board in a timely manner is impracticable (and in which event management would take all reasonable steps to quickly notify the individual Board members of the actions taken by the Executive Committee), or (ii) matters of an administrative or ministerial nature.

The trustees of the Trust are directors or trustees, as the case may be, of 36 Nuveen open-end portfolios and of 55 Nuveen closed-end funds. Mr. Schwertfeger is also trustee of 11 Nuveen open-end and closed-end funds advised by Nuveen Institutional Advisory Corp.

The following table sets forth compensation paid by the Fund, as its predeces-sor, during the fiscal year ended February 28, 1999, to each of the trustees. The Fund has no retirement or pension plans. The officers and trustees affili-ated with Nuveen serve without any compensation from the Fund.

                                                              Total Compensation
                                                              From the Fund and
                                                Compensation  Fund Complex Paid
Name of Trustee                                 from the Fund    to Trustees
--------------------------------------------------------------------------------
Robert P. Bremner..............................     $190           $71,500
Lawrence H. Brown..............................     $199           $79,000
Anne E. Impellizzeri...........................     $190           $71,500
Peter R. Sawers................................     $190           $72,000
William J. Schneider...........................     $190           $71,500
Judith M. Stockdale............................     $190           $72,000

Each trustee who is not affiliated with Nuveen or Nuveen Advisory will receive a fee. The Trust requires no employees other than its officers, all of whom are compensated by Nuveen.

             INVESTMENT ADVISER AND INVESTMENT MANAGEMENT AGREEMENT

Nuveen Advisory acts as investment adviser for the Fund and in such capacity manages the investment and reinvestment of the Fund's assets. Nuveen Advisory also administers the Trust's business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as trustees or officers of the Trust if elected to such positions.

Pursuant to an investment management agreement between Nuveen Advisory and the Trust, the Fund has agreed to pay annual management fees at the rate set forth below, which are based on the Fund's average daily net asset value:

Average Daily Net Asset Value  Management Fee
---------------------------------------------
First $125M                      0.4000 of 1%
Next $125M                       0.3875 of 1%
Next $250M                       0.3750 of 1%
Next $500M                       0.3625 of 1%
Next $1B                         0.3500 of 1%
Over $2B                         0.3250 of 1%

Through December 31, 1999, Nuveen Advisory has undertaken to reimburse Fund ex-penses in an amount necessary to limit total operating expenses to .55 of 1% of the Fund's daily net asset value. Thereafter, Nuveen Advisory may choose to modify, continue or discontinue these reimbursements at its sole discretion.

Before June 1999, Nuveen Advisory's annual management fees were calculated at the rates set forth below, which are based on the Fund's average daily net as-set value;

Average Daily Net Asset
Value                       Management Fee
------------------------------------------
For the first $500 million    .400 of 1%
For the next $500 million     .375 of 1%
For assets over $1 billion    .350 of 1%

For the periods before June 1999, Nuveen Advisory had agreed to waive all or a portion of its management fee or reimburse certain expenses of the Fund in or-der to prevent total operating expenses of (including Nuveen Advisory's manage-ment fee, but excluding interest, taxes, fees incurred in acquiring and dispos-ing of portfolio securities, any asset-based distribution or service fees and, to the extent permitted, extraordinary expenses) in any fiscal year from ex-ceeding .55 of 1% of the average daily net asset value of the Fund. Nuveen Ad-visory could also voluntarily agree to reimburse additional expenses from time to time, which could be terminated at any time in its discretion. For the last three fiscal years, the Fund, as its predecessor, paid net management fees to Nuveen Advisory as follows:

                            Management Fees
                             Net of Expense          Fee Waivers and
                             Reimbursement        Expense Reimbursements
                        Paid to Nuveen Advisory            for
                           for the Year Ended         the Year Ended
                        -------------------------------------------------
                        2/28/97  2/28/98 2/28/99 2/28/97  2/28/98 2/28/99
                                        ---------------------------------
                        $ 7,960  $15,559         $107,183 $95,248

Nuveen Advisory is a wholly-owned subsidiary of John Nuveen & Co. Incorporated ("Nuveen"), the Funds' principal underwriter. Nuveen and its affiliates have sponsored or underwritten more than $60 billion of investment company securi-ties. Over 1,300,000 individuals have invested to date in Nuveen's funds and trusts. Founded 1898, Nuveen is a subsidiary of The John Nuveen Company which, in turn, is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located in St. Paul, Minnesota, and is principally engaged in providing property-liability insurance through subsidiaries.

Nuveen Advisory's portfolio managers call upon the resources of Nuveen's Re-search Department. The Nuveen Research Department reviews more than $100 bil-lion in municipal bonds every year.

The Fund, the other Nuveen funds, Nuveen Advisory, and other related entities have adopted a code of ethics which essentially prohibits all Nuveen fund man-agement personnel, including Nuveen fund portfolio managers, from engaging in personal investments which compete or interfere with, or attempt to take advan-tage of, the Fund's anticipated or actual portfolio transactions, and is de-signed to assure that the interest of Fund shareholders are placed before the interest of Nuveen personnel in connection with personal investment transac-tions.

                             PORTFOLIO TRANSACTIONS

Nuveen Advisory, in effecting purchases and sales of portfolio securities for the account of the Fund, will place orders in such manner as, in the opinion of management, will offer the best price and market for the execution of each transaction. Portfolio securities will normally be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price or execution may be ob-tained elsewhere. Portfolio securities will not be purchased from Nuveen or its affiliates except in compliance with the Investment Company Act of 1940.

The Fund expects that all portfolio transactions will be effected on a princi-pal (as opposed to an agency) basis and, accordingly, do not expect to pay any brokerage commissions.

Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price. Given the best price and execution obtainable, it will be the practice of the Fund to select dealers which, in addition, fur-nish research information (primarily credit analyses of issuers) and statisti-cal and other services to Nuveen Advisory. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to Nuveen Advisory's own research efforts, the receipt of research information is not expected to reduce significantly Nuveen Advisory's expenses. Any research benefits obtained are available to all of Nuveen Advisory's other clients. While Nuveen Advisory will be primarily re-sponsible for the placement of the business of the Funds, the policies and practices of Nuveen Advisory in this regard must be consistent with the forego-ing and will, at all times, be subject to review by the Board of Trustees.

Nuveen Advisory reserves the right to, and does, manage other investment ac-counts and investment companies or other clients which may have investment ob-jectives similar to the Fund. Subject to applicable laws and regulations, Nuveen Advisory will attempt to allocate equitably portfolio transactions among the Fund and the portfolios of its other clients purchasing securities whenever decisions are made to purchase or sell securities by the Fund and one or more of such other clients simultaneously. In making such allocations the main fac-tors to be considered will be the respective investment objectives of the Fund and such other clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Fund and such other clients, the size of investment commitments generally held by the Fund and such other clients and opinions of the persons responsible for recom-mending investments to the Fund and such other clients.

While this procedure could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Fund's Board of Trustees that the benefits available from Nuveen Advisory's organization outweigh any disadvantage that may arise from exposure to simulta-neous transactions.

Under the Investment Company Act of 1940, the Fund may not purchase portfolio securities from any underwriting syndicate of which Nuveen is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the type of securities purchased by the Fund and the amount of securities which may be purchased in any one is-sue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees, including a majority of the members thereof who are not interested persons of the Fund.

                                NET ASSET VALUE

As stated in the Prospectus, the net asset value of the shares of the Fund will be determined by The Chase Manhattan Bank, the Fund's custodian, as of 12:00 noon, Eastern Time, (1) on each day on which the Federal Reserve Bank of Boston is normally open and (2) on any day during which there is sufficient degree of trading in the Fund's portfolio securities that the current net asset value of the Fund shares might be materially affected by such changes in the value of the portfolio securities. The Federal Reserve Bank of Boston is not open and the Fund will similarly not be open on New Year's Day, Martin Luther King's Birthday, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day. It is possible that changing circumstances during the year will result in addition or deletions to the above lists. The net asset value per share will be computed by dividing the value of the portfolio securities held by the Fund, plus cash or other assets, less liabilities, by the total number of shares outstanding at such time.

As stated in the Prospectus, the Fund will seek to maintain a net asset value of $1.00 per share. In this connection, the Fund values its portfolio securi-ties at their amortized cost, as permitted by the Securities and Exchange Com-mission (the "Commission") under Rule 2a-7 under the Investment Company Act of 1940. This method does not take into account unrealized securities gains or losses. It involves valuing an instrument at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium. While this method provides certainty in valuation, it may result in periods during which the value of an investment, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the Fund may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of the amortized cost method by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing solely market values, and existing investors in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.

The Fund, as a condition to the use of amortized cost and the maintenance of its per share net asset value of $1.00, must maintain a dollar-weighted average portfolio maturity of 90 days or less, only purchase instruments having remain-ing maturities of 397 days or less, and invest only in securities determined to be of high quality with minimal credit risks. The Fund may invest in variable and floating rate instruments even if they carry stated maturities in excess of 397 days, upon certain conditions contained in rules and regulations issued by the Securities and Exchange Commission under the Investment Company Act of 1940, but will do so only if there is a secondary market for such instruments or if they carry demand features, permissible under rules of the Commission for money market funds, to recover the full principal amount thereof upon specified notice at par, or both.

The Board of Trustees, pursuant to Rule 2a-7, has established procedures de-signed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such pro-cedures will include review of the Fund's portfolio holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether the net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. Market quo-tations and market equivalents used in such review may be obtained from a pric-ing agent approved by the Board of Trustees. The Board has selected Nuveen Ad-visory to act as pricing agent, but in the future may select an independent pricing service to perform this function. In serving as pricing agent, Nuveen Advisory will follow guidelines adopted by the Board, and the Board will moni-tor Nuveen Advisory to see that the guidelines are followed. The pricing agent will value the Fund's investment based on methods which include consideration of yield or prices of municipal obligations of comparable quality, coupon, ma-turity, and type; indications as to values from dealers; and general market conditions. The pricing agent may employ electronic data processing techniques and/or a matrix system to determine valuations. The extent of any deviation be-tween the Fund's net asset value based on the pricing agent's market valuation and $1.00 per share based on amortized cost will be examined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board of Trustees will promptly consider what action, if any, will be initiated. In the event the Board of Trustees determines that a deviation exists which may result in mate-rial dilution or other unfair results to investors or existing shareholders, it has agreed to take such corrective action as it regards as necessary and appro-priate, including the sale of portfolio instruments prior to maturity to real-ize capital gains or losses or to shorten average portfolio maturity.

                                  TAX MATTERS

Federal Income Tax Matters
The following discussion of federal income tax matters is based upon the advice of Morgan, Lewis & Bockius LLP, Washington, D.C., counsel to the Funds.

As described in the Prospectus, the Fund intends to qualify, as it has in prior years, under Subchapter M of the Internal Revenue Code of 1986 (the "Code") for tax treatment as a regulated investment company. In order to qualify as regu-lated investment company, the Fund must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to shareholders. First, the Fund must derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securities loans, gains from the sale or other dispo-sition of stock or securities, foreign currencies or other income (including but not limited to gains from options and futures) derived with respect to its business of investing in such stock or securities (the "90% gross income test"). Second, the Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, United States Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the total assets is invested in the securities of any one issuer (other than United States Government securities and securities of other regulated invest-ment companies) or two or more issuers controlled by a Fund and engaged in the same, similar or related trades or businesses.

As a regulated investment company, the Fund will not be subject to federal in-come tax on the portion of its net investment income and net realized capital gains that is currently distributed to shareholders in any taxable year for which the Fund distributes at least 90% of the sum of (i) its "investment com-pany taxable income" (which includes dividends, taxable interest, taxable orig-inal issue discount and market discount income, income from securities lending, net short-term capital gain in excess of long-term capital loss, and any other taxable income other than "net capital gain" (the excess of its net long-term capital gain over its short-term capital loss) and is reduced by deductible ex-penses) and (ii) its "net tax-exempt interest" (the excess of its gross tax-ex-empt interest income over certain disallowed deductions).

The Fund also intends to satisfy conditions which will enable it to designate certain distributions as exempt interest dividends. Shareholders receiving ex-empt interest dividends will not be subject to regular federal income tax on the amount of such dividends.

Distributions by the Fund of net interest income received from certain taxable investments (such as certificates of deposit, commercial paper and obligations of the United States Government, its agencies and instrumentalities) and net short-term capital gains realized by the Fund, if any, will be taxable to shareholders as ordinary income whether received in cash or additional shares. If the Fund purchases a security at a market discount, any gain realized by the Fund upon sale or redemption of the security will be treated as taxable inter-est income to the extent such gain does not exceed the market discount, and any gain realized in excess of the market discount will be treated as a capital gain. Any net long-term capital gains realized by the Fund and distributed to shareholders in cash or additional shares will be taxable to shareholders as long-term capital gains regardless of the length of time investors have owned shares of the Fund. The Fund does not expect to realize significant long-term capital gains. Because the taxable portion of the Fund's investment income consists primarily of in-terest, none of its dividends, whether or not treated as exempt-interest divi-dends, is expected to qualify under the Internal Revenue Code for the dividends received deductions for corporations.

If the Fund has both tax-exempt and taxable income, it will use the "average annual" method for determining the designated percentage that is taxable income and designate the use of such method within 60 days after the end of the Fund's taxable year. Under this method, one designated percentage is applied uniformly to all distributions made during the Fund's taxable year. The percentage of in-come designated as tax-exempt for any particular distribution may be substan-tially different from the percentage of the Fund's income that was tax-exempt during the period covered by the distribution.

Although dividends generally will be treated as distributed when paid, divi-dends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Fund (and received by the shareholders) on December 31.

The redemption or exchange of the shares of the Fund is not expected to result in capital gain or loss to the shareholders because the Fund's net asset value is expected to remain constant at $1.00 per share. To the extent that the Fund's net asset value is greater or lesser than $1.00 per share, redemptions or exchanges may result in capital gain or loss to the shareholder.

In order to avoid a 4% federal excise tax, the Fund must distribute or be deemed to have distributed by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its realized capital gains over its realized capital losses (generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and the excess of realized capital gains over real-ized capital losses for the prior year that was not distributed during such year and on which the Fund paid no federal income tax. The Fund intends to make timely distributions in compliance with these requirements and consequently it is anticipated that they generally will not be required to pay the excise tax.

If in any year the Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Fund would incur a regular corporate federal income tax upon its income for that year, (other than inter-est income from tax-exempt securities) and distributions to its shareholders out of net interest income from tax-exempt securities or other investments, or out of net capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the Fund's available earnings and profits.

The Fund may invest in the type of private activity bonds the interest on which is not federally tax-exempt to persons who are "substantial users" of the fa-cilities financed by such bonds or "related persons" of such "substantial us-ers." Accordingly, the Funds may not be appropriate investments for sharehold-ers who are considered either a "substantial user" or a "related person" within the meaning of the Code. In general, a "substantial user" of a facility financed from the pro-ceeds of private activity bonds includes a "non-exempt person who regularly uses a part of such facility in his trade or business." "Related persons" are in general defined to include persons among whom there exists a relationship either by family or business, which would result in a disallowance of losses in transactions among them under various provisions of the Code (or if they are members of the same controlled group of corporations under the Code). This in-cludes a partnership and each of its partners (including their spouses and mi-nor children) and an S corporation and each of its shareholders (and their spouses and minor children). Various combinations of these relationships may also constitute "related persons" under the Code. For additional information, investors should consult their tax advisers before investing in the Fund.

Federal tax law imposes an alternative minimum tax with respect to both corpo-rations and individuals. Interest on certain securities, such as bonds issued to make loans for housing purposes or to private entities (but not for certain tax-exempt organizations such as universities and non-profit hospitals), is in-cluded as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent that the Fund receives income from securities subject to the alternative minimum tax, a portion of the divi-dends paid by it, although otherwise exempt from federal income tax, will be taxable to shareholders to the extent that their tax liability is determined under the alternative minimum tax regime. The Fund will annually supply share-holders with a report indicating the percentage of the Fund income attributable to securities subject to the federal alternative minimum tax.

In addition, the alternative minimum taxable income for corporations is in-creased by 75% of the difference between an alternative measure of income ("ad-justed current earnings") and the amount otherwise determined to be the alter-native minimum taxable income. Interest on all securities, and therefore all distributions by the Fund that would otherwise be tax exempt, is included in calculating a corporation's adjusted current earnings.

Individuals whose provisional income exceeds a base amount will be subject to Federal income tax on up to one-half of their social security or railroad re-tirement benefits. Provisional income currently includes adjusted gross income, one-half of social security benefits and tax-exempt interest, including exempt-interest dividends from the Fund. Individuals whose modified income exceeds the adjusted base amount are required to include in gross income up to 85% of their social security or railroad retirement benefits.

The Code provides that interest on indebtedness incurred or continued to pur-chase or carry shares of any Fund is not deductible. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares of the Fund may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

The Fund is required in certain circumstances to withhold 31% of taxable divi-dends and certain other payments paid to non-corporate holders of shares who have not furnished to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifi-cates, or who are otherwise subject to back-up withholding.

The foregoing is a general and abbreviated summary of the provisions of the Code and Treasury Regulations presently in effect as they directly govern the taxation of the Fund and their shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or adminis-trative action, and any such change may be retroactive with respect to transac-tions of the Fund. Shareholders are advised to consult their own tax advisers for more detailed information concerning the federal taxation of the Fund and the income tax consequences to their shareholders.

State Tax Matters

The following is based upon the advice of Morgan, Lewis & Bockius LLP, Washing-ton, D.C., counsel to the Fund, and assumes that the Fund will be qualified as a regulated investment company under Subchapter M of the Code and will be qual-ified thereunder to pay exempt interest dividends.

Individual shareholders of the Fund who are subject to New York State (or New York City) personal income taxation will not be required to include in their New York adjusted gross income that portion of their dividends which (1) are attributable to interest on any obligations of New York or its political subdi-visions or to interest on obligations of the United States, its territories, possessions or instrumentalities that are exempt from state taxation under fed-eral law, and (2) are designated by the Fund as New York exempt-interest divi-dends in a written notice to shareholders not later than 60 days after the close of the Fund's taxable year. Dividends which are not designated as New York exempt-interest dividends will be included in New York adjusted gross in-come as ordinary income.

Distributions to individual shareholders of capital gain dividends (as deter-mined for federal income tax purposes) will be included in their New York ad-justed gross income as capital gains. Distributions to individual shareholders of the New York Fund of dividends derived from any net income received from taxable temporary investments and any net realized short-term capital gains will be included in their New York adjusted gross income as ordinary income. Present New York law taxes long-term capital gains at the rates applicable to ordinary income.

Gain or loss, if any, resulting from an exchange or redemption of shares of the New York Fund that is recognized by individual shareholders of the New York Fund for federal income tax purposes will be recognized for purposes of New York State (or New York City) personal income taxation.

Generally, corporate shareholders which are subject to New York State franchise taxation (or New York City general corporation taxation) will be taxed upon their entire net income, business and investment capital, or at a flat rate minimum tax. Entire net income will include dividends received from the Fund, as well as any gain or loss recognized from an exchange or redemption of Fund shares that is recognized for federal income tax purposes. Investment capital will include the corporate shareholder's shares of the Fund.

Fund shares will be exempt from local property taxes in New York State and New York City, but will be includible in the New York gross estate of a deceased individual holder who is a resident of New York for purposes of the New York Estate Tax.

The foregoing is a general and abbreviated summary of some of the important state tax provisions of designated states presently in effect as they directly govern the taxation of the Funds or their shareholders. The foregoing state tax information assumes that each Fund qualifies as a regulated investment company for federal income tax purposes under subchapter M of the Code, and that the amounts so designated by each Fund to its shareholders qualify as "exempt-interest dividends" under Section 852(b)(5) of the Code. These state provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to transactions of the Funds. Shareholders of the Funds are advised to consult their own tax advisers in that regard.

                            PERFORMANCE INFORMATION

The historical performance of the Fund may be expressed in terms of "yield," "effective yield" or "taxable equivalent yield." The "yield " of the Fund re-fers to the rate of income generated by an investment in the series over a specified seven-day period, expressed as an annualized figure. "Effective yield" is calculated similarly except that, when annualized, the income earned by the investment is assumed to be reinvested. Due to this compounding effect, the effective yield will be slightly higher than the yield. "Taxable equiva-lent yield" is the yield that a taxable investment would need to generate in order to equal the series' yield on an after-tax basis for an investor in a stated bracket) often the bracket with the highest marginal tax rate). A tax-able equivalent yield quotation for a given series will be higher than the yield or the effective yield quotation for the series. The yield figures will fluctuate over time. A comparison of tax-exempt and taxable equivalent yields is one element to consider in making an investment decision. The Fund may from time to time in its advertising and sales materials compare the then current yield as of the most recent quarter of the Fund with the yield on taxable in-vestments such as corporate or U.S. Government bonds, bank CDs and money mar-ket accounts or money market funds, each of which has investment characteris-tics that may differ from those of the Fund. U.S. Government bonds, for exam-ple, are backed by the full faith and credit of the U.S. Government and bank CDs and money market accounts are insured by an agency of the federal govern-ment. Bank money market accounts and money market funds provide stability of principal, but pay interest at rates that vary with the condition of the short-term taxable debt market. The investment characteristics of the Fund are described more fully elsewhere in this Prospectus.

Any given performance quotation or performance comparison for the fund is based on historical earnings and should not be considered as representative of the performance of the fund for any future period.

Yield is computed in accordance with a standard method prescribed by rules of the Securities and Exchange Commission. Under that method, current yield is based on a seven-day period and is computed as follows: the series' net in-vestment income per share for the period is divided by the price per share (expected to remain constant at $1.00) at the beginning of the period, the re-sult (the "base period return") is divided by seven and multiplied by 365, and the resulting figure is carried to the nearest hundredth of one percent. For the purpose of this calculation, the series' net investment income per share includes its accrued interest income plus or minus amortized purchase discount or premium less accrued expenses, but does not include realized capital gains or losses or unrealized appreciation or depreciation of investments.

Effective yield is calculated by taking the base period return (computed as de-scribed above) and calculating the effect of assumed compounding. The formula for effective yield is: (base period return +1) 365/7 -1. Based on the seven-
day period ended February 28, 1999, the yield and effective yield was   % and
  %, respectively.

Taxable equivalent yield is computed by dividing that portion of the fund's yield which is tax-exempt by 1 minus the stated combined federal and state in-come tax rate and adding the result to that portion, if any, of the yield of the fund that is not tax-exempt. Based upon (1) a combined 1999 federal and California income tax of 45.2%, and (2) the yield for the fund as described above for the seven-day period ended February 28, 1999, the taxable equivalent yield for the fund for that period was 5.53%.

Yield will fluctuate, and the publication of annualized yield quotations is not a representation of what an investment in the fund will actually yield for any given future period. Actual yields will depend not only on changes in interest rates on money market instruments during the period in question, but also on such matters as the expenses attributable to the fund.

In reports or other communications to shareholders or in advertising and sales literature, the fund may compare its performance to that of other money market mutual funds tracked by Lipper Analytical Services, Inc. ("Lipper"), by Donoghue's Money fund Report ("Donoghue's") or similar services or by financial publications such as Barron's, Changing Times, Forbes and Money Magazine. Per-formance comparisons by these indexes, services or publications may rank mutual funds over different periods of time by means of aggregate, average, year-by-year or other types of performance figures. Lipper performance calculations in-clude the reinvestment of all capital gain and income dividends for the periods covered by the calculations. As reported by Donoghue's all investment results represent total return (annualized results for the period net of management fees and expenses) and one year investment results are effective annual yields assuming reinvestment of dividends.

A comparison of tax-exempt and taxable equivalent yields is one element to con-sider in making an investment decision. The Fund may from time to time in its advertising and sales materials compare its then current yields as of a recent date with the yields on taxable investments such as corporate or U.S. Govern-ment bonds and bank CDs or money market accounts, each of which has investment characteristics that may differ from those of the Fund. U.S. Government bonds, for example, are backed by the full faith and credit of the U.S. Government, and bank CDs and money market accounts are generally shorter term investments insured by an agency of the federal government. Bank money market accounts and money market funds provide stability of principal but pay interest at rates which vary with the condition of the short-time taxable debt market.

The following tables show the effects for individuals of federal income taxes on the amount that those subject to a given tax rate would have to put into a tax-free investment in order to generate the same after-tax income as a taxable investment.*

  Read down to find the amount of a tax-free investment at the specified rate that would provide the same after-tax income as a $50,000 taxable invest-ment at the stated taxable rate.

                       2.50%   3.00%   3.50%   4.00%   4.50%   5.00%
              2.00%    Tax-    Tax-    Tax-    Tax-    Tax-    Tax-
   Taxable   Tax-Free  Free    Free    Free    Free    Free    Free
---------------------------------------------------------------------
    3.00%    $ 51,750 $41,400 $34,500 $29,571 $25,875 $23,000 $20,700
---------------------------------------------------------------------
    4.00%    $ 69,000 $55,200 $46,000 $39,429 $34,500 $30,667 $27,600
---------------------------------------------------------------------
    5.00%    $ 86,250 $69,000 $57,500 $49,286 $43,125 $38,333 $34,500
---------------------------------------------------------------------
    6.00%    $103,500 $82,800 $69,000 $59,143 $51,750 $46,000 $41,400
---------------------------------------------------------------------
    7.00%    $120,750 $96,600 $80,500 $69,000 $60,375 $53,667 $48,300
---------------------------------------------------------------------

*The dollar amounts in the table reflect a 31% federal income tax rate.

This table is for illustrative purposes only and is not intended to predict the actual return you might earn on your investment. The Fund occasionally may ad-vertise its performance in similar tables using a different current tax rate than that shown here. The tax rate shown here may be higher or lower than your actual tax rate; a higher tax rate would tend to make the dollar amounts in the table lower, while a lower tax rate would make the amounts higher. You should consult your tax adviser to determine your actual tax rate.

Taxable Equivalent Yield Tables

The following tables show the combined effects for individuals of federal, state and local income taxes on:

 . what you would have to earn on a taxable investment to equal a given tax-free yield; and

 . the amount that those subject to a given combined tax rate would have to put into a tax-free investment in order to generate the same after-tax income as a taxable investment.

These tables are for illustrative purposes only and are not intended to predict the actual return you might earn on a Fund investment. The Funds occasionally may advertise their performance in similar tables using other current combined tax rates than those shown here. The combined tax rates used in these tables have been rounded to the nearest one-half of one percent. They are based upon published 1999 marginal federal tax rates and marginal state tax rates cur-rently available and scheduled to be in effect, and do not take into account changes in tax rates that are proposed from time to time. A taxpayer's marginal tax rate is affected by both his taxable income and his adjusted gross income. The table assumes that federal taxable income is equal to state income subject to tax, and for cases in which more than one state rate falls within a federal bracket, the highest state rate corresponding to the highest income within that federal bracket is used. The tables assume taxpayers are not subject to any al-ternative minimum taxes and deduct any state income taxes paid on their federal income tax returns. Unless noted otherwise, the tables do not reflect any local taxes or any taxes other than personal income taxes. They also reflect the effect of the current federal tax limitations on itemized deductions and personal exemptions, which were designed to phase out certain benefits of these deductions for higher income taxpayers. These limita-tions are subject to certain maximums, which depend on the number of exemptions claimed and the total amount of the taxpayer's itemized deductions. For exam-ple, the limitation on itemized deductions will not cause a taxpayer to lose more than 80% of his allowable itemized deductions with certain exceptions. The combined tax rates shown here may be higher or lower than your actual combined tax rate.

Combined federal and New York state marginal tax rates for joint taxpayers with four personal exemptions

                             Federal
           Federal          Adjusted   Combined           Tax-Free Yield
           Taxable             Gross  State and 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00%
            Income            Income    Federal ----  ----  ----  ----  ----  ----  ----
         (1,000's)         (1,000's) Tax Rate**      Taxable Equivalent Yield
-----------------------------------------------------------------------------------------
  $      0- 42,350  $      0-100,000      21.0% 2.53  3.16  3.80  4.43  5.06  5.70  6.33
                     100,000-124,500      22.0  2.56  3.21  3.85  4.49  5.13  5.77  6.41
    42,350-102,300         0-100,000      33.0  2.99  3.73  4.48  5.22  5.97  6.72  7.46
                     100,000-124,500      34.0  3.03  3.79  4.55  5.30  6.06  6.82  7.58
                     124,500-150,000      35.0  3.08  3.85  4.62  5.38  6.15  6.92  7.69
                     150,000-186,800      34.0  3.03  3.79  4.55  5.30  6.06  6.82  7.58
   102,300-155,950         0-100,000      35.5  3.10  3.88  4.65  5.43  6.20  6.98  7.75
                     100,000-124,500      37.0  3.17  3.97  4.76  5.56  6.35  7.14  7.94
                     124,500-150,000      38.0  3.23  4.03  4.84  5.65  6.45  7.26  8.06
                     150,000-186,800      36.5  3.15  3.94  4.72  5.51  6.30  7.09  7.87
                     186,800-309,300      39.0  3.28  4.10  4.92  5.74  6.56  7.38  8.20
   155,950-278,450   124,500-150,000      42.5  3.48  4.35  5.22  6.09  6.96  7.83  8.70
                     150,000-186,800      41.5  3.42  4.27  5.13  5.98  6.84  7.69  8.55
                     186,800-309,300      44.5  3.60  4.50  5.41  6.31  7.21  8.11  9.01
                        Over 309,300      41.5  3.42  4.27  5.13  5.98  6.84  7.69  8.55
      Over 278,450   186,800-309,300      48.0  3.85  4.81  5.77  6.73  7.69  8.65  9.62
                        Over 309,300      45.0  3.64  4.55  5.45  6.36  7.27  8.18  9.09
-----------------------------------------------------------------------------------------

Combined federal and New York state marginal tax rates for single taxpayers with one personal exemption

                             Federal
           Federal          Adjusted   Combined           Tax-Free Yield
           Taxable             Gross  State and 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00%
            Income            Income    Federal ----  ----  ----  ----  ----  ----  ----
         (1,000's)         (1,000's) Tax Rate**      Taxable Equivalent Yield
-----------------------------------------------------------------------------------------
  $      0- 25,350  $      0-100,000      21.0% 2.53  3.16  3.80  4.43  5.06  5.70  6.33
                     100,000-124,500      21.5  2.55  3.18  3.82  4.46  5.10  5.73  6.37
    25,350- 61,400         0-100,000      33.0  2.99  3.73  4.48  5.22  5.97  6.72  7.46
                     100,000-124,500      33.5  3.01  3.76  4.51  5.26  6.02  6.77  7.52
    61,400-128,100         0-100,000      35.5  3.10  3.88  4.65  5.43  6.20  6.98  7.75
                     100,000-124,500      36.5  3.15  3.94  4.72  5.51  6.30  7.09  7.87
                     124,500-150,000      38.0  3.23  4.03  4.84  5.65  6.45  7.26  8.06
                     150,000-247,000      37.5  3.20  4.00  4.80  5.60  6.40  7.20  8.00
   128,100-278,450   124,500-150,000      42.5  3.48  4.35  5.22  6.09  6.96  7.83  8.70
                     150,000-247,000      42.0  3.45  4.31  5.17  6.03  6.90  7.76  8.62
                        Over 247,000      41.5  3.42  4.27  5.13  5.98  6.84  7.69  8.55
      Over 278,450      Over 247,000      45.0  3.64  4.55  5.45  6.36  7.27  8.18  9.09
-----------------------------------------------------------------------------------------

  For an after-tax return
  equal to that provided by            Your tax-free investment may be less*
  a                                2.0%     2.5%     3.0%     3.5%     4.0%     4.5%     5.0%
---------------------------------------------------------------------------------------------
  $50,000 in a 3% taxable
   investment                 $ 48,000  $38,400  $32,000  $27,429  $24,000  $21,333  $19,200
  $50,000 in a 4% taxable
   investment                   64,000   51,200   42,667   36,571   32,000   28,444   25,600
  $50,000 in a 5% taxable
   investment                   80,000   64,000   53,333   45,714   40,000   35,556   32,000
  $50,000 in a 6% taxable
   investment                   96,000   76,800   64,000   54,857   48,000   42,667   38,400
  $50,000 in a 7% taxable
   investment                  112,000   89,600   74,667   64,000   56,000   49,778   44,800
---------------------------------------------------------------------------------------------

* The dollar amounts in the table reflect a 36.0% combined federal and state tax rate.

** The table also reflects the New York State supplemental income tax based upon a taxpayer's New York State taxable income and New York State adjusted gross income. This supplemental tax results in an increased marginal state income tax rate to the extent a taxpayer's New York State adjusted gross in-come ranges between $100,000 and $150,000. Although the table does reflect the effect of the state limitation on itemized deductions that corresponds to the federal limitation, it does not reflect additional limitations under which a New York taxpayer could lose up to an additional 50 percent of his otherwise allowable itemized deductions, because the effect of this limita-tion varies according to the particular amount of his itemized deductions. The application of this limit may result in a higher tax rate than indicated in the table for joint taxpayers with a New York adjusted gross income of $200,000 to $250,000 or $475,000 to $525,000 or single taxpayers with a New
  York adjusted gross income of $100,000 to $150,000 or $475,000 to $525,000.
  The table assumes that a taxpayer's New York adjusted gross income equals his federal adjusted gross income. The table does not reflect the treatment of various state and city tax credits that could affect the tax rate of particu-lar New York taxpayers.

For example, $50,000 in a 5% taxable investment earns the same after-tax return as $45,714 in a 3.5% tax-free Nuveen investment.

Combined federal, New York state and New York City marginal tax rates for joint taxpayers with four personal exemptions

                       Federal
    Federal           Adjusted   Combined           Tax-Free Yield
    Taxable              Gross  State and 2.00% 2.50% 3.00% 3.50% 4.00% 4.50%  5.00%
     Income             Income    Federal ----  ----  ----  ----  ----  ----  -----
  (1,000's)          (1,000's) Tax Rate**      Taxable Equivalent Yield
------------------------------------------------------------------------------------
  $      0-
     42,350   $      0-100,000      24.5% 2.65  3.31  3.97  4.64  5.30  5.96   6.62
               100,000-124,500      26.0  2.70  3.38  4.05  4.73  5.41  6.08   6.76
    42,350-
    102,300          0-100,000      36.0  3.13  3.91  4.69  5.47  6.25  7.03   7.81
               100,000-124,500      37.5  3.20  4.00  4.80  5.60  6.40  7.20   8.00
               124,500-150,000      38.5  3.25  4.07  4.88  5.69  6.50  7.32   8.13
               150,000-186,800      37.0  3.17  3.97  4.76  5.56  6.35  7.14   7.94
   102,300-
    155,950          0-100,000      39.0  3.28  4.10  4.92  5.74  6.56  7.38   8.20
               100,000-124,500      40.0  3.33  4.17  5.00  5.83  6.67  7.50   8.33
               124,500-150,000      41.0  3.39  4.24  5.08  5.93  6.78  7.63   8.47
               150,000-186,800      40.0  3.33  4.17  5.00  5.83  6.67  7.50   8.33
               186,800-309,300      42.0  3.45  4.31  5.17  6.03  6.90  7.76   8.62
   155,950-
    278,450    124,500-150,000      45.5  3.67  4.59  5.50  6.42  7.34  8.26   9.17
               150,000-186,800      44.5  3.60  4.50  5.41  6.31  7.21  8.11   9.01
               186,800-309,300      47.0  3.77  4.72  5.66  6.60  7.55  8.49   9.43
                  Over 309,300      44.5  3.60  4.50  5.41  6.31  7.21  8.11   9.01
       Over
    278,450    186,800-309,300      50.5  4.04  5.05  6.06  7.07  8.08  9.09  10.10
                  Over 309,300      47.5  3.81  4.76  5.71  6.67  7.62  8.57   9.52
------------------------------------------------------------------------------------

Combined federal, New York state and New York City marginal tax rates for sin-gle taxpayers with one personal exemption

                             Federal   Combined           Tax-Free Yield
           Federal          Adjusted  State and 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00%
           Taxable             Gross    Federal ----  ----  ----  ----  ----  ----  ----
            Income            Income Tax Rate**      Taxable Equivalent Yield
-----------------------------------------------------------------------------------------
  $      0- 25,350  $      0-100,000      24.5% 2.65  3.31  3.97  4.64  5.30  5.96  6.62
                     100,000-124,500      25.0  2.67  3.33  4.00  4.67  5.33  6.00  6.67
    25,350- 61,400         0-100,000      36.0  3.13  3.91  4.69  5.47  6.25  7.03  7.81
                     100,000-124,500      36.5  3.15  3.94  4.72  5.51  6.30  7.09  7.87
    61,400-128,100         0-100,000      39.0  3.28  4.10  4.92  5.74  6.56  7.38  8.20
                     100,000-124,500      39.5  3.31  4.13  4.96  5.79  6.61  7.44  8.26
                     124,500-150,000      41.0  3.39  4.24  5.08  5.93  6.78  7.63  8.47
                     150,000-247,000      40.5  3.36  4.20  5.04  5.88  6.72  7.56  8.40
   128,100-278,450   124,500-150,000      45.5  3.67  4.59  5.50  6.42  7.34  8.26  9.17
                     150,000-247,000      45.0  3.64  4.55  5.45  6.36  7.27  8.18  9.09
                        Over 247,000      44.5  3.60  4.50  5.41  6.31  7.21  8.11  9.01
      Over 278,450      Over 247,000      47.5  3.81  4.76  5.71  6.67  7.62  8.57  9.52
-----------------------------------------------------------------------------------------

  For an after-tax return
  equal to that provided by            Your tax-free investment may be less*
  a                                2.0%     2.5%     3.0%     3.5%     4.0%     4.5%     5.0%
---------------------------------------------------------------------------------------------
  $50,000 in a 3% taxable
   investment                 $ 48,000  $38,400  $32,000  $27,429  $24,000  $21,333  $19,200
  $50,000 in a 4% taxable
   investment                   64,000   51,200   42,667   36,571   32,000   28,444   25,600
  $50,000 in a 5% taxable
   investment                   80,000   64,000   53,333   45,714   40,000   35,556   32,000
  $50,000 in a 6% taxable
   investment                   96,000   76,800   64,000   54,857   48,000   42,667   38,400
  $50,000 in a 7% taxable
   investment                  112,000   89,600   74,667   64,000   56,000   49,778   44,800
---------------------------------------------------------------------------------------------

                ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

Exchange Privileges
You may exchange shares of the Fund for the appropriate class of shares of any other open-end management investment company with reciprocal exchange privi-leges advised by Nuveen Advisory (the "Nuveen Funds"), into an identically reg-istered account, provided that the Nuveen Fund into which shares are to be ex-changed is offered in the shareholder's state of residence and that the shares to be exchanged have been held by the shareholder for a period of at least 15 days. You may exchange Fund shares by calling (800) 257-8787 or by mailing your written request to our Transfer Agent. Shares of Nuveen Funds purchased subject to a front-end sales charge may be exchanged for shares of the Fund or any other Nuveen Fund at the next determined net asset value without any front-end sales charge. No CDSC otherwise applicable will be assessed on an exchange, and the holding period of your investment will be carried over to the new fund for purposes of determining any future CDSC. You may exchange Class B shares for shares of a Nuveen money market fund. Shares of any Nuveen Fund purchased through dividend reinvestment or through reinvestment of Nuveen Unit Trust dis-tributions (and any dividends thereon) may be exchanged for Class A shares of any Nuveen Fund without a front-end sales charge. Exchanges of shares with re-spect to which no front-end sales charge has been paid will be made at the pub-lic offering price, which may include a front-end sales charge, unless a front-end sales charge has previously been paid on the investment represented by the exchanged shares (i.e., the shares to be exchanged were originally issued in exchange for shares on which a front-end sales charge was paid), in which case the exchange will be made at net asset value. Because certain other Nuveen Funds may determine net asset value and therefore honor purchase or redemption requests on days when the Fund does not (generally, Martin Luther King's Birth-day, Columbus Day and Veterans Day), exchanges of shares of one of those funds for shares of the fund may not be effected on such days.

The total value of shares being exchanged must at least equal the minimum in-vestment requirement of the Nuveen Fund into which they are being exchanged. Exchanges are made based on the relative dollar values of the shares involved in the exchange, and will be effected by redemption of shares of the Nuveen Fund held and purchase of the shares of the other Nuveen Fund. For federal in-come tax purposes, any such exchange constitutes a sale and purchase of shares and may result in capital gain or loss. Before exercising any exchange, you should obtain the Prospectus for the Nuveen Fund into which shares are to be exchanged and read it carefully. If the registration of the account for the Fund you are purchasing is not exactly the same as that of the Fund account from which the exchange is made, written instructions from all holders of the account from which the exchange is being made must be received, with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. The exchange privilege may be modified or discontinued at any time. If you do not wish to have telephone exchange privi-leges, you must indicate this in the "Telephone Services" section of your Ac-count Application or otherwise notify the Fund in writing of your desire.

Additional Information
An account will be maintained for each shareholder of record in the Fund by our Transfer Agent. Share certificates will be issued only upon written request of the shareholder to our Transfer Agent. No certificates are issued for frac-tional shares. The Fund reserves the right to reject any purchase order and to waive or increase minimum investment requirements.

Confirmations of each purchase and redemption order as well as monthly state-ments are sent to every shareholder. Master accounts also receive a monthly summary report setting forth the share balance and dividends earned for the month for each sub-account established under that master account.

To assist those institutions performing their own-sub-accounting, same day in-formation as to the Fund's daily per share income to seven decimal places and the one-day yield to four decimal places are normally available by 3:30 p.m., Eastern Time.

A change in registration or transfer of shares held in the name of a broker/dealer can only be effected by an order in good form from the broker/dealer acting on behalf of the investor. Broker/dealers are encouraged to open single master accounts. However, some broker/dealers may wish to use our Transfer Agent's sub-accounting system to minimize their internal record-keeping requirements. A broker/dealer or other investor requesting shareholder servicing or accounting other than the master account or subaccounting service offered by the Fund will be required to enter into a separate agreement with the agent for these services for a fee to be determined in accordance with the level of services to be furnished.

Banks and other organizations through which investors may purchase shares of the Fund may impose charges in connection with purchase orders. Investors should contact their institutions directly to determine what charges, if any, may be imposed.

Subject to the rules of the SEC, the Fund reserves the right to suspend the continuous offering of the shares at any time, but such suspension shall not affect the shareholder's right of redemption as described below. The Fund also reserves the right to reject any purchase order and to waive or increase mini-mum investment requirements.

Telephone Redemption via Fund Direct
To redeem shares held in non-certificate form by telephone with the redemption proceeds paid via Fund Direct-Electronic Funds Transfer, you must complete the Telephone Services section of the enclosed Application Form and return it to Nuveen or our Transfer Agent. If you did not authorize Telephone Redemption via Fund Direct when you opened your account, you may do so by sending a written request to the Fund signed by each account owner with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund.

Proceeds of share redemptions made by Fund Direct will be transferred only to the commercial bank account specified by the shareholder. Redemption proceeds may be delayed one additional business day if the Federal Reserve Bank of Bos-ton or the Federal Reserve Bank of New York is closed on the day the redemption proceeds would ordinarily be wired.

If you have authorized Telephone Redemption via Fund Direct, you can take ad-vantage of two methods of telephone redemption: regular telephone redemption and expedited telephone redemption. You may make regular Fund Direct redemption requests by calling Nuveen at (800) 257-8787. If a regular telephone redemption request is received prior to 4:00 p.m. Eastern Time, the shares to be redeemed earn income on the day the request is made, and the redemption is effected on the following business day. For regular redemption requests received after 4:00 p.m. Eastern Time, the shares to be redeemed earn income through the following business day, and the redemption is effected on the second business day follow-ing the request. For all regular redemptions, you will typically receive your Funds within three business days after your redemption is effected. You may make expedited telephone redemption requests to redeem shares that are worth at least $1,000 by calling Nuveen at (800) 257-8787. If an expedited redemption request is received by 12:00 noon Eastern Time, the shares to be redeemed do not earn income on that day, but the redemption is effected, and you will nor-mally receive your Funds, on that day. If an expedited redemption request is received after 12:00 noon Eastern Time, the shares to be redeemed earn income on the day the request is received. The redemption is effected, and you will normally receive your Funds, on the next business day following the request. The Fund reserves the right to charge a fee for expedited redemption requests.

How to Change Authorized Redemption Instructions
In order to establish multiple accounts, or to change the account or accounts designated to receive redemption proceeds, a written request specifying the change must be sent to Nuveen. This request must be signed by each account owner with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the fund. Further docu-mentation may be required from corporations, executors, trustees or personal representatives.

The Fund reserves the right to refuse a telephone redemption and, at its op-tion, may limit the timing, amount or frequency of these redemptions. This pro-cedure may be modified or terminated at any time, on 30 days' notice, by the Fund. The Fund, the transfer agent and Nuveen will not be liable for following telephone instructions reasonably believed to be genuine.

Redemption in Kind
The Fund has committed to pay in cash all redemption requests made by each shareholder during any 90 day period up to the lesser of $250,000 or 1% of the net asset value of the fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC and is a fundamental policy of the Fund which may not be changed without shareholder approval. In the case of redemption requests in excess of such amounts, the Board of Trustees re-serves the right to have the Fund make payment in whole or in part in securi-ties or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the ex-isting shareholders. In this event, the securities would be valued in the same manner as the portfolio of the Fund is valued. If the recipient were to sell such se-curities, he or she would incur brokerage charges.

Other Practices
The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit for protection of the shareholders of the Fund.

The Fund has authorized certain brokers and firms to accept purchase and re-demption orders on its behalf. The Fund will consider an order to be "received" when such a broker or firm accepts the order from its customer.

In addition to the types of compensation to dealers to promote sales of Fund shares that are described in the prospectus, Nuveen may from time to time make additional reallowances only to certain authorized dealers who sell or are ex-pected to sell certain minimum amounts of shares of the Nuveen Mutual Funds during specified time periods.

                                  SERVICE PLAN

The Fund has adopted a Service Plan Pursuant to Rule 12b-1 under the 1940 Act. The Plan was adopted by the Board of Trustees, including a majority of direc-tors who are not interested persons and who have no direct or indirect finan-cial interest in the Plan, and approved by shareholders.

Under the Plan, the Fund pays an annual fee of .25% of the average daily net assets of serviced accounts to reimburse Nuveen for compensating authorized dealers, including Nuveen, for providing ongoing services to shareholders. Such services generally include establishing and maintaining shareholder accounts, processing purchase and redemption orders, arranging for bank wires and answer-ing shareholder inquiries. Under the Plan, the Fund pays the entire amount of the fees. Nuveen may, in its discretion and from its own resources, pay certain firms additional amounts for services rendered to shareholders.

Under the Plan, the Controller of the Fund will report quarterly to the Board of Trustees for its review amounts expended for services rendered under the Plan. The Plan may be terminated at any time, without the payment of any penal-ty, by a vote of a majority of the trustees who are not "interested persons" and who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of the applicable series of each Fund. The Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the non-interested trustees who have no di-rect or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the trustees who vote to approve such continuance conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under ap-plicable law, that there is a reasonable likelihood that the Plan will benefit the

Fund and its shareholders. The Plan is intended to benefit the Fund by promot-ing the sale of Fund shares, which in turn leads to economies of scale and helps assure the continued viability of the Fund. The Plan may not be amended to increase materially the cost which the Fund may bear under the Plan without the approval of the shareholders. Any other material amendments of the Plan must be approved by the non-interested trustees by a vote cast in person at a meeting called for the purpose of considering such amendments. During the con-tinuance of the Plan, the selection and nomination of the non-interested trust-ees of the Fund will be committed to the discretion of the non-interested trustees then in office. Nuveen's compensation under the Plan is not based on Nuveen's expense incurred in providing services to shareholders.

No trustee nor any interested person of the Fund has any direct or indirect fi-nancial interest in the Plan or any agreement related to the Plan.

For the fiscal year ended February 28, 1999, the Fund, as its predecessor, paid 12b-1 fees in the amount of $8,000.

                 OTHER INFORMATION REGARDING SHARES OF THE FUND

Shareholders should note that when a Fund dividend check has been returned to the sender by the post office after repeated mailings, the shareholder account will thereafter be registered for automatic reinvestment of dividends and thus the dividend check and future dividend checks will be reinvested in additional Fund shares. Shareholders are reminded that they need to advise the Fund promptly in writing of any change in address.

The Glass-Steagall Act and other applicable laws, among other things, may limit banks from engaging in the business of underwriting, selling or distributing securities. Since the only functions of banks who may be engaged as financial service firms is to perform administrative shareholder servicing functions, the Fund believes that such laws should not preclude a bank from performing share-holder services. However, future changes in either federal or state statutes or regulations relating to the permissible activities of banks and their subsidi-aries or affiliates, as well as judicial or administrative decisions or inter-pretations of statutes or regulations, could prevent a bank from continuing to perform all or a part of its shareholder servicing activities. If a bank were prohibited from providing services to shareholders, its shareholder customers would be permitted to remain shareholders and alternative means for continuing the servicing of such shareholders would be sought.

Nuveen serves as the principal underwriter of the shares of the Fund pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Fund, dated October 30, 1986 and last renewed on July 31, 1998 ("Distribu-tion Agreement"). Pursuant to the Distribution Agreement, the Fund appointed Nuveen to be its agent for the distribution of the Fund's shares on a continu-ous offering basis. Nuveen sells shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as "Deal-ers"), or others, in a manner consistent with the Fund's then effective regis-tration statement. Pursuant to the Distribution Agreement, Nuveen, at its own expense, finances certain activities incident to the sale and distribution of the Fund's shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of com-pensation and giving of concessions to dealers. Expenses incurred in register-ing the Fund and its shares under federal and state securities laws are paid by the Fund.

                           PART C: OTHER INFORMATION

Item 23. Exhibits:

    (a) Declaration of Trust of Registrant. Filed as exhibit (a) to the Ini-tial Registration Statement on Form N-1A, dated March 22, 1999 and incorpo-rated herein by reference thereto.

    (b) By-Laws of Registrant. Filed as exhibit (b) to the Initial Registra-tion Statement on Form N-1A, dated March 22, 1999 and incorporated herein by reference thereto.

    (c) Specimen certificates of Shares of the Fund.*

    (d) Investment Management Agreement.*

    (e) Distribution Agreement.*

    (f) Not applicable.

    (g) Custodian Agreement.*

    (h) Transfer Agency Agreement.*

    (i) Opinion of Morgan, Lewis & Bockius LLP.*

    (j) Consent of Independent Public Accountants.*

    (k) Not applicable.

    (l) Initial Capital Agreement.*

    (m) Plan of Distribution.*

    (n) Financial Data Schedules.*

    (o) Multi-Class Plan.*

    (p) Powers of Attorney filed herewith.

*To Be Filed By Amendment

Item 24. Persons Controlled by or Under Common Control with Registrant:

  Not applicable.

Item 25. Indemnification:

  Section 4 of Article XII of Registrant's Declaration of Trust provides as follows:

  Subject to the exceptions and limitations contained in this Section 4, every person who is, a Trustee, officer, employee or agent of the Trust including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he be-comes involved as a party or otherwise by virtue of his being or having been a Trustee, director, officer, employee or agent and against amounts paid or in-curred by him in settlement thereof.

  No indemnification shall be provided hereunder to a Covered Person:

    (a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the courts or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negli-gence or reckless disregard of the duties involved in the conduct of his office;

    (b) with respect to any matter as to which he shall have been finally ad-judicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

    (c) in the event of a settlement or other disposition not involving a fi-nal adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been wither a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the con-duct of his office by the court or other approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

      (i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

      (ii) by written opinion of the independent legal counsel.

  The rights of indemnification herein provided may be insured against by poli-cies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall con-tinue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract other-wise under law.

  Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ul-timately determined that he is not entitled to indemnification under this Sec-tion 4, provided that either:

    (a) such undertaking is secured by a surety bond or some other appropri-ate security or the Trust shall be insured against losses arising out of any such advances; or

    (b) a majority of the Disinterested Trustees acting on the matter (pro-vided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall deter-mine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipi-ent ultimately will be found entitled to indemnification.

  As used in this Section 4, a "Disinterested Trustee" is one (x) who is not an Interested Person of the Trust (including, as such Disinterested Trustee, any-one who has been exempted from being an Interested Person by any rule, regula-tion or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar groundings is then or has been pending.

  As used in this Section 4, the words "claim," "action," "suit" or "proceed-ing" shall apply to all claims, actions, suits, proceeding (civil, criminal, administrative or other, including appeals), actual or threatened; and the word "liability" and "expenses" shall include without limitation, attorney's fees, costs, judgments, amounts paid in settlement, fines, penalties and other lia-bilities.

  The trustees and officers of the Registrant are covered by an Investment Trust Errors and Omission policy in the aggregate amount of $20,000,000 (with a maximum deductible of $500,000) against liability and expenses of claims if wrongful acts arising out of their position with the Registrant, except for matters which involved willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a pur-pose he or she reasonably believed to be in the best interest of the registrant or where he or she shall have had reasonable cause to believe this conduct was unlawful).

  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the Trustees, officers and controlling persons of the Registrant pursuant to the Declaration of Trust or otherwise, the Regis-trant has been advised that in the opinion of the Securities and Exchange Commis-sion such indemnification is against public policy as expressed in the Securi-ties Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by an officer, trustee or controlling person of the Registrant in the successful defense of any action, suit or pro-ceeding) is asserted by such officer, trustee or controlling person in connec-tion with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indem-nification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser:

  Nuveen Advisory Corp. serves as investment adviser to the following open-end management type investment companies: Nuveen Flagship Multistate Trust I, Nuveen Flagship Multistate Trust II, Nuveen Flagship Multistate Trust III, Nuveen Flagship Multistate Trust IV, Nuveen Flagship Municipal Trust, Nuveen Taxable Funds Inc., Nuveen California Tax-Free Fund, Inc., Nuveen Tax-Free Money Market Fund, Inc., Nuveen Tax-Exempt Money Market Fund, Inc., Nuveen Money Market Trust and Nuveen Tax-Free Reserves, Inc. It also serves as invest-ment adviser to the following closed-end management type investment companies:
Nuveen Municipal Value Fund, Inc., Nuveen California Municipal Value Fund, Inc., Nuveen Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen California Performance Plus Municipal Fund, Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen New York Investment Quality Mu-nicipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Florida Investment Quality Municipal Fund, Nuveen New Jersey Investment Quality Munici-pal Fund, Inc., Nuveen Pennsylvania Investment Quality Municipal Fund, Inc., Nuveen Select Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Opportu-nity Fund, Inc., Nuveen Florida Quality Income Municipal Fund, Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Texas Income Municipal Fund, Inc., Nuveen California Quality In-come Municipal Fund, Inc., Nuveen New York Quality Income Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Insured California Premium Income Municipal Fund, Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Select Maturities Municipal Fund, Nuveen Arizona Premium Income Munici-pal Fund, Inc., Nuveen Insured Florida Premium Income Municipal Fund, Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 4, Inc., Nuveen In-sured California Premium Income Municipal Fund 2, Inc., Nuveen Pennsylvania Premium Income Municipal Fund 2, Inc., Nuveen Maryland Premium Income Municipal Fund, Nuveen Washington Premium Income Municipal Fund, Nuveen New Jersey Pre-mium Income Municipal Fund 2, Inc., Nuveen Connecticut Premium Income Municipal Fund, Nuveen Georgia Premium Income Municipal Fund, Nuveen Missouri Premium In-come Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund, Nuveen California Premium Income Municipal Fund, and Nuveen Insured Premium In-come Municipal Fund 2. Nuveen Advisory Corp. has no other clients or business at the present time. The principal business address for all of these investment companies is 333 West Wacker Drive, Chicago, Illinois 60606.

  For a description of other business, profession, vocation or employment of a substantial nature in which any director or officer, other than Timothy R. Schwertfeger and John P. Amboian, of the investment adviser has engaged during the last two years for his account or in the capacity of director, officer, em-ployee, partner or trustee, see the description under "Management" in the Statement of Additional Information.

  Timothy R. Schwertfeger is Chairman and Director of Nuveen Advisory Corp., the investment adviser. Mr. Schwertfeger has, during the last two years, been Chairman and Director and formerly Executive Vice President and Director of the John Nuveen Company, John Nuveen & Co. Incorporated, and Nuveen Institu-tional Advisory Corp.; Chairman and Director (since January 1997) of Nuveen Asset Management, Inc.; Director (since 1996) of Institutional Capital Corpo-ration.

Item 27. Principal Underwriters:

  (a) John Nuveen & Co., Incorporated ("Nuveen") acts as principal underwriter to the following open-end management type investment companies: Nuveen Flag-ship Multistate Trust I, Nuveen Flagship Multistate Trust II, Nuveen Flagship Multistate Trust III, Nuveen Flagship Multistate Trust IV, Nuveen Flagship Mu-nicipal Trust, Nuveen California Tax-Free Fund, Inc., Nuveen Tax-Free Money Market Fund, Inc., Nuveen Tax-Exempt Money Market Fund, Inc., Nuveen Money Market Trust, Nuveen Tax-Free Reserves, Inc., Nuveen Taxable Funds Inc., Nuveen Investment Trust and Nuveen Investment Trust II and III. Nuveen also acts as depositor and principal underwriter of the Nuveen Tax-Exempt Unit Trust and Nuveen Unit Trusts, registered unit investment trusts. Nuveen has also served or is serving as co-managing underwriter to the following closed-end management type investment companies: Nuveen Municipal Value Fund, Inc., Nuveen California Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund, Inc., Nuveen Municipal Income Fund, Inc., Nuveen Premium Income Munici-pal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen Califor-nia Performance Plus Municipal Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Florida Investment Quality Munic-ipal Fund, Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Select Quality Munici-pal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Florida Quality Income Municipal Fund, Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Texas Quality Income Municipal Fund, Nuveen California Quality Income Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Insured California Premium In-come Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Select Maturities Municipal Fund, Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 4, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen Pennsylvania Premium Income Mu-nicipal Fund 2, Inc., Nuveen Maryland Premium Income Municipal Fund, Nuveen Washington Premium Income Municipal Fund, Nuveen Connecticut Premium Income Municipal Fund, Nuveen Georgia Premium Income Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen Maryland Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund, Nuveen California Premium Income Municipal Fund, Nuveen Insured Premium Income Municipal Fund, Nuveen Select Tax-Free Income Portfolio 2, Nuveen Insured California Select Tax-Free Income Portfolio, Nuveen Insured New York Select Tax-Free Income Portfolio, Nuveen California Dividend Advantage Fund, Nuveen New York Dividend Advantage Municipal Fund, Nuveen Dividend Advantage Municipal Fund and Nuveen Select Tax-Free Income Portfolio 3.

  (b)

      Name and
      Principal
      Business      Positions and Offices          Positions and Offices
      Address       with Underwriter               with Registrant*
     ---------------------------------------------------------------------------
      Timothy R.    Chairman of the Board, Chief   Chairman of the Board and
      Schwertfeger  Executive Officer and Director Trustee
      333 West
      Wacker Drive
      Chicago, IL
      60606

      John P.       Executive Vice-President and   None
      Amboian       Chief Financial Officer
      333 West
      Wacker Drive
      Chicago, IL
      60606

      William       Vice President                 None
      Adams IV
      333 West
      Wacker Drive
      Chicago, IL
      60606

      Alan G.       Vice President and Secretary   Vice President and Assistant
      Berkshire                                    Secretary
      333 West
      Wacker Drive
      Chicago, IL
      60606

      Clifton L.    Vice President                 None
      Fenton
      333 West
      Wacker Drive
      Chicago, IL
      60606

      Kathleen M.   Vice President                 None
      Flanagan
      333 West
      Wacker Drive
      Chicago, IL
      60606

      Stephen D.    Vice President                 Vice President and Controller
      Foy
      333 West
      Wacker Drive
      Chicago, IL
      60606

      Robert D.     Vice President                 None
      Freeland
      333 West
      Wacker Drive
      Chicago, IL
      60606

      Michael G.    Vice President                 None
      Gaffney
      333 West
      Wacker Drive
      Chicago, IL
      60606

      Anna R.       Vice President                 None
      Kucinskis
      333 West
      Wacker Drive
      Chicago, IL
      60606

      Robert B.     Vice President                 None
      Kuppenheimer
      1990
      MacArthur
      Blvd.
      Irvine, CA
      92612

      Larry W.      Vice President and Assistant   Vice President and Assistant
      Martin        Secretary                      Secretary
      333 West
      Wacker Drive
      Chicago, IL
      60606


                                       V

      Name and
      Principal
      Business      Positions and Offices          Positions and Offices
      Address       with Underwriter               with Registrant
     --------------------------------------------------------------------------
      Thomas C.     Vice President                 None
      Muntz
      333 West
      Wacker
      Drive
      Chicago, IL
      60606

      Stuart W.     Vice President                 None
      Rogers
      333 West
      Wacker
      Drive
      Chicago, IL
      60606

      Bradford W.   Vice President                 None
      Shaw, Jr.
      333 West
      Wacker
      Drive
      Chicago, IL
      60606

      Paul C.       Vice President                 None
      Williams
      333 West
      Wacker
      Drive
      Chicago, IL
      60606

      Margaret E.   Vice President and Corporate   None
      Wilson        Controller
      333 West
      Wacker
      Drive
      Chicago, IL
      60606

      Gifford R.    Vice President and Assistant   Vice President and Secretary
      Zimmerman     Secretary
      333 West
      Wacker
      Drive
      Chicago, IL
      60606

Item 28. Location of Accounts and Records.

  Nuveen Advisory Corp., 333 West Wacker Drive, Chicago, Illinois 60606, main-tains the Declaration of Trust, By-Laws, minutes of trustees and shareholder meetings and contracts of the Registrant and all advisory material of the in-vestment adviser.

  The Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004 main-tains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other records not maintained by Nuveen Advisory Corp., Shareholder Services, Inc. or Boston Financial.

  Chase Global Funds Service Company, 73 Tremont Street, Boston, Massachusetts, mainains all the required records in its capacity as transfer, dividend paying and shareholder service agent for the Fund.

Item 29. Management Services:

  Not applicable.

Item 30. Undertakings:

  Not applicable.

                                       VI

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Chicago, and State of Illinois, on the 1st day of June, 1999.

                                     NUVEEN MONEY MARKET TRUST

                                     /s/ Gifford R. Zimmerman
                                     -----------------------------------------
                                          Gifford R. Zimmerman, Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

            Signature                     Title                       Date
            ---------                     -----                       ----
      /s/ Stephen D. Foy         Vice President and               June 1, 1999
 -------------------------------  Controller (Principal
         Stephen D. Foy           Financial and
                                  Accounting Officer)

     Timothy R. Schwertfeger     Chairman of the Board
                                  and Trustee (Principal
                                  Executive Officer)
        Robert P. Bremner        Trustee
        Lawrence H. Brown        Trustee
      Anne E. Impellizzeri       Trustee
         Peter R. Sawers         Trustee
      William J. Schneider       Trustee
       Judith M. Stockdale       Trustee

                                                    /s/ Gifford R. Zimmerman
                                                By____________________________
                                                        Gifford R. Zimmerman
                                                          Attorney-in-Fact

                                                         June 1, 1999

An original power of attorney authorizing, among others, Gifford R. Zimmerman and Larry W. Martin to execute this Registration Statement, and Amendments thereto, for each of the trustees of the Registrant on whose behalf this Registration Statement is filed herewith.

                                 EXHIBIT INDEX

Name                                                                     Exhibit
----                                                                     -------
Powers of Attorney...................................................... Ex-99.P
